     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 27, 1999


                                                  COMMISSION FILE NOS. 333-22375
                                                                        811-3199
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-4




REGISTRATION STATEMENT UNDER
   THE SECURITIES ACT OF 1933                                [ ]


Pre-Effective Amendment No.                                  [ ]


Post-Effective Amendment No. 4                               [X]
                              and


REGISTRATION STATEMENT UNDER
   THE INVESTMENT COMPANY ACT OF 1940                        [ ]


Amendment No. 47                                             [X]


                    KILICO VARIABLE ANNUITY SEPARATE ACCOUNT
                           (EXACT NAME OF REGISTRANT)

                        KEMPER INVESTORS LIFE INSURANCE
                                    COMPANY
                          (NAME OF INSURANCE COMPANY)

            1 Kemper Drive, Long Grove, Illinois                          60049
(Address of Insurance Company's Principal Executive Offices)           (Zip Code)
 Insurance Company's Telephone Number, including Area Code:          (847) 550-5500

                             Debra P. Rezabek, Esq.
                                 1 Kemper Drive
                           Long Grove, Illinois 60049
                    (Name and Address of Agent for Service)

                                   COPIES TO:

                               FRANK JULIAN, ESQ.
                    KEMPER INVESTORS LIFE INSURANCE COMPANY
                                 1 KEMPER DRIVE
                           LONG GROVE, ILLINOIS 60049
                              JOAN E. BOROS, ESQ.
                               JORDEN BURT BOROS
                          CICCHETTI BERENSON & JOHNSON
                       1025 THOMAS JEFFERSON STREET, N.W.
                                   SUITE 400E
                             WASHINGTON, D.C. 20007

     Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this filing.

     It is proposed that this filing will become effective (check appropriate box)
       [ ] immediately upon filing pursuant to paragraph (b) of Rule 485

       X on May 1, 1999 pursuant to paragraph (b) of Rule 485


       [ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

       [ ] on (date) pursuant to paragraph (a)(1) of Rule 485

     If appropriate, check the following box:
       [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

     Title of Securities Being Registered:
Units of interest in Separate Account under the Contracts

-- No filing fee is due because an indefinite number of shares is deemed to have been registered in reliance on Section 24(f) of the Investment Company Act of 1940.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     This amendment to the registration statement on Form N-4 includes two prospectuses describing Individual and Group Variable, Fixed and Market Value Adjusted Deferred Annuity Contracts which are substantially identical, except that the Contract described in the second prospectus makes available to Contract owners different investment subaccounts of Registrant than does the Contract described in the original prospectus.

                             CROSS-REFERENCE SHEET
                    KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

                       REGISTRATION STATEMENT ON FORM N-4

  N-4 ITEM NO.                                                               LOCATION IN PROSPECTUS
  ------------                                                               ----------------------
          PART A
        Item  1.    Cover Page...................................  Cover Page
        Item  2.    Definitions..................................  Definitions
        Item  3.    Synopsis.....................................  Summary; Summary of Expenses;
                                                                   Example
        Item  4.    Condensed Financial Information..............  Condensed Financial Information
        Item  5.    General Description of Registrant, Depositor
                      and Portfolio Companies....................  KILICO, the MVA Option, the Separate
                                                                   Account and the Funds; Fixed Account
                                                                   Option; Voting Rights
        Item  6.    Deductions and Expenses......................  Contract Charges and Expenses
        Item  7.    General Description of Variable
                      Annuity Contracts..........................  The Contracts
        Item  8.    Annuity Period...............................  The Annuity Period
        Item  9.    Death Benefit................................  The Annuity Period; The Accumulation
                                                                   Period
        Item 10.    Purchases and Contract Value.................  KILICO, the MVA Option, the Separate
                                                                   Account and the Funds; The Contracts
        Item 11.    Redemptions..................................  The Contracts; The Accumulation Period
        Item 12.    Taxes........................................  Federal Income Taxes
        Item 13.    Legal Proceedings............................  Legal Proceedings
        Item 14.    Table of Contents of the Statement of
                      Additional Information.....................  Table of Contents
          PART B
        Item 15.    Cover Page...................................  Cover Page
        Item 16.    Table of Contents............................  Table of Contents
        Item 17.    General Information and History..............  Not Applicable
        Item 18.    Services.....................................  Services to the Separate Account
        Item 19.    Purchase of Securities Being Offered.........  Not Applicable
        Item 20.    Underwriters.................................  Services to the Separate Account
        Item 21.    Calculation of Performance Data..............  Performance Information of
                                                                   Subaccounts
        Item 22.    Annuity Payments.............................  Not Applicable
        Item 23.    Financial Statements.........................  Financial Statements
          PART C

     Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement.

                                 PROSPECTUS FOR
                    KEMPER INVESTORS LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

                         INDIVIDUAL AND GROUP VARIABLE,
                                FIXED AND MARKET

                        VALUE ADJUSTED DEFERRED ANNUITY
                                   CONTRACTS
--------------------------------------------------------------------------------

                                   ISSUED BY
                    KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

                                      AND

                    KEMPER INVESTORS LIFE INSURANCE COMPANY

This prospectus describes Variable, Fixed and Market Value Adjusted Deferred Annuity Contracts of Kemper Investors Life Insurance Company that are designed to provide benefits under retirement plans which may qualify for certain federal tax advantages. Depending on particular state requirements, the Contracts may be issued on a group or individual basis. Contracts issued on an individual basis are represented by a Certificate. All discussion of "Contracts" includes issued on an individual or group basis.

You may allocate purchase payments to one or more of the variable options, the fixed option or the fixed option subject to a market value adjustment. The
                                                                     (CONTINUED)

THE CONTRACTS ARE NOT ISSUED BY THE FDIC. THEY ARE OBLIGATIONS OF THE ISSUING INSURANCE COMPANY AND NOT A DEPOSIT OF, OR GUARANTEED BY, ANY BANK OR SAVINGS INSTITUTION AND ARE SUBJECT TO RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.


THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE CONTRACTS THAT YOU SHOULD KNOW BEFORE INVESTING. YOU SHOULD READ IT BEFORE INVESTING AND KEEP IT FOR FUTURE REFERENCE. WE HAVE FILED A STATEMENT OF ADDITIONAL INFORMATION ("SAI") WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CURRENT SAI HAS THE SAME DATE AS THIS PROSPECTUS AND IS INCORPORATED BY REFERENCE IN THIS PROSPECTUS. YOU MAY OBTAIN A FREE COPY BY WRITING US OR CALLING (847) 550-5500. A TABLE OF CONTENTS FOR THE SAI APPEARS ON PAGE 90. YOU MAY ALSO FIND THIS PROSPECTUS AND OTHER INFORMATION ABOUT THE SEPARATE ACCOUNT REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") AT THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV.



THE DATE OF THIS PROSPECTUS IS MAY 1, 1999.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contract currently offers thirty-one investment options, each of which is a Subaccount of KILICO Variable Annuity Separate Account. Currently, you may choose among the following Portfolios:



KEMPER VARIABLE SERIES (formerly Investors Fund Series): Kemper Money Market; Kemper Government Securities; Kemper Investment Grade Bond; Kemper Global Income; Kemper Horizon 5; Kemper High Yield; Kemper Horizon 10+; Kemper Total Return; Kemper Horizon 20+; Kemper Value + Growth; Kemper Blue Chip; Kemper International; Kemper Contrarian Value (formerly Kemper Value); Kemper Small Cap Value; Kemper Small Cap Growth; Kemper Growth; Kemper Aggressive Growth; Kemper Technology Growth; Kemper Global Blue Chip; Kemper International Growth and Income; Kemper-Dreman High Return Equity; Kemper-Dreman Financial Services.


SCUDDER VARIABLE LIFE INVESTMENT FUND (CLASS A SHARES): Scudder VLIF Global Discovery; Scudder VLIF Growth and Income; Scudder VLIF International; Scudder VLIF Capital Growth.


JANUS ASPEN SERIES: Janus Aspen Growth; Janus Aspen Growth and Income.


WARBURG PINCUS TRUST: Warburg Emerging Markets; Warburg Post-Venture Capital.

Subaccounts and Portfolios may be added or deleted in the future. Contract values allocated to any of the Subaccounts vary, reflecting the investment experience of the selected Subaccounts. Contract values allocated to the Fixed account or one or more Guarantee Periods of the Market Value Adjustment Option accumulate on a fixed basis.

TABLE OF CONTENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                              PAGE
                                                              ----
DEFINITIONS.................................................    1
SUMMARY.....................................................    4
SUMMARY OF EXPENSES.........................................    7
CONDENSED FINANCIAL INFORMATION.............................   12
KILICO, THE MVA OPTION, THE SEPARATE ACCOUNT AND THE
  FUNDS.....................................................   15
FIXED ACCOUNT OPTION........................................   24
THE CONTRACTS...............................................   24
CONTRACT CHARGES AND EXPENSES...............................   34
THE ANNUITY PERIOD..........................................   37
FEDERAL INCOME TAXES........................................   42
DISTRIBUTION OF CONTRACTS...................................   51
VOTING RIGHTS...............................................   51
REPORTS TO CONTRACT OWNERS AND INQUIRIES....................   51
DOLLAR COST AVERAGING.......................................   52
SYSTEMATIC WITHDRAWAL PLAN..................................   53
EXPERTS.....................................................   53
LEGAL MATTERS...............................................   54
SPECIAL CONSIDERATIONS......................................   54
AVAILABLE INFORMATION.......................................   54
BUSINESS....................................................   54
PROPERTIES..................................................   64
LEGAL PROCEEDINGS...........................................   64
SELECTED FINANCIAL DATA.....................................   65
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
  AND RESULTS OF OPERATIONS.................................   66
KILICO'S DIRECTORS AND EXECUTIVE OFFICERS...................   84
EXECUTIVE COMPENSATION......................................   89
TABLE OF CONTENTS--STATEMENT OF ADDITIONAL INFORMATION......   92
FINANCIAL STATEMENTS........................................   92
CHANGE OF ACCOUNTANTS.......................................   92

DEFINITIONS

The following terms as used in this Prospectus have the indicated meanings:

     ACCUMULATED GUARANTEE PERIOD VALUE--The sum of an Owner's Guarantee Period Values.

     ACCUMULATION PERIOD--The period between the Date of Issue of a Contract and the Annuity Date.

     ACCUMULATION UNIT--A unit of measurement used to determine the value of each Subaccount during the Accumulation Period.

     ANNUITANT--The person designated to receive or who is actually receiving annuity payments and upon the continuation of whose life annuity payments involving life contingencies depend.

     ANNUITY DATE--The date on which annuity payments are to commence.

     ANNUITY OPTION--One of several forms in which annuity payments can be made.

     ANNUITY PERIOD--The period starting on the Annuity Date.

     ANNUITY UNIT--A unit of measurement used to determine the amount of Variable Annuity payments.

     BENEFICIARY--The person designated to receive any benefits under a Contract upon the death of the Annuitant or the Owner prior to the Annuity Period.


     COMPANY ("WE", "US", "OUR", "KILICO")--Kemper Investors Life Insurance Company. Our home office is located at 1 Kemper Drive, Long Grove, Illinois 60049.


     CONTRACT--A Variable, Fixed and Market Value Adjusted Annuity Contract offered by this Prospectus.

     CONTRACT VALUE--The sum of the values of the Owner's Separate Account Contract Value, Accumulated Guarantee Period Value and Fixed Account Contract Value.

     CONTRACT YEAR--Period between anniversaries of the Contract's Date of Issue.

     CONTRACT QUARTER--Periods between quarterly anniversaries of the Contract's Date of Issue.

     CONTRIBUTION YEAR--Each one year period following the date a Purchase Payment is made.

     DATE OF ISSUE--The date on which the first Contract Year commences.

     FIXED ACCOUNT--The General Account of KILICO to which a Contract Owner may allocate all or a portion of Purchase Payments or Contract Value. We guarantee a minimum rate of interest on Purchase Payments allocated to the Fixed Account.

     FIXED ACCOUNT CONTRACT VALUE--The value of the Owner's Contract interest in the Fixed Account.

     FIXED ANNUITY--An annuity under which the amount of each annuity payment does not vary with the investment experience of a Subaccount and is guaranteed by KILICO.


     FUND OR FUNDS--Kemper Variable Series (formerly Investors Fund Series), Scudder Variable Life Investment Fund, Janus Aspen Series and Warburg Pincus Trust including any Portfolios thereunder.


     GENERAL ACCOUNT--All the assets of KILICO other than those allocated to any separate account.


     GUARANTEED INTEREST RATE--The rate of interest We establish for a given Guarantee Period.



     GUARANTEE PERIOD--The time when an amount is credited with a Guaranteed Interest Rate. Guarantee Period options may range from one to ten years, at Our option.


     GUARANTEE PERIOD VALUE--The Guarantee Period Value is the sum of the
     Owner's: (1) Purchase Payment allocated or amount transferred to a Guarantee Period; plus (2) interest credited; minus (3) withdrawals, previously assessed Withdrawal Charges and transfers; and (4) as adjusted for any applicable Market Value Adjustment previously made.

     MARKET ADJUSTED VALUE--A Guarantee Period Value adjusted by the market value adjustment formula on any date prior to the end of a Guarantee Period.

     MARKET VALUE ADJUSTMENT--An adjustment of values under a Guarantee Period in accordance with the market value adjustment formula prior to the end of that Guarantee Period. The adjustment reflects the change in the value of the Guarantee Period Value due to changes in interest rates since the date the Guarantee Period commenced. The adjustment is computed using the market value adjustment formula stated in the Contract.


     NON-QUALIFIED PLAN CONTRACT--A Contract which does not receive favorable tax treatment under Sections 401, 403, 408, 408A or 457 of the Internal Revenue Code.


     OWNER OR OWNER--The person designated in the Contract as having the privileges of ownership defined in the Contract.

     PORTFOLIO--A series of a Fund with its own objective and policies, which represents shares of beneficial interest in a separate portfolio of securities and other assets. Portfolio is sometimes referred to herein as a Fund.


     PURCHASE PAYMENTS--Amounts paid to Us for an Owner.



     QUALIFIED PLAN CONTRACT--A Contract issued in connection with a retirement plan which receives favorable tax treatment under Sections 401, 403, 408, 408A or 457 of the Internal Revenue Code.


     SEPARATE ACCOUNT--The KILICO Variable Annuity Separate Account.

     SEPARATE ACCOUNT CONTRACT VALUE--The sum of the Owner's Contract interest in the Subaccount(s).

     SUBACCOUNTS--The thirty-one subdivisions of the Separate Account, the assets of which consist solely of shares of the corresponding Portfolios.


     SUBACCOUNT VALUE--The value of the Owner's Contract interest in each Subaccount.

     UNITHOLDER--The person holding the voting rights with respect to an Accumulation or Annuity Unit.

     VALUATION DATE--Each day when the New York Stock Exchange is open for trading, as well as each day otherwise required. (See "Accumulation Unit Value.")

     VALUATION PERIOD--The interval of time between two consecutive Valuation Dates.

     VARIABLE ANNUITY--An annuity with payments varying in amount in accordance with the investment experience of the Subaccount(s) in which the Owner's Contract has an interest.

     WITHDRAWAL CHARGE--The "contingent deferred sales charge" assessed against certain withdrawals of Contract Value in the first seven Contribution Years after a Purchase Payment is made or against certain annuitizations of Contract Value in the first seven Contribution Years after a Purchase Payment is made.

     WITHDRAWAL VALUE--Contract Value, plus or minus any applicable Market Value Adjustment, less any premium tax payable if the Contract is being annuitized, minus any Withdrawal Charge applicable to that Contract.

                                    SUMMARY


Because this is a summary, it does not contain all of the information that may be important. Read the entire Prospectus and Statement of Additional Information before deciding to invest.


The Contracts provide for investment on a tax-deferred basis and annuity benefits. Both Non-Qualified Plan and Qualified Plan Contracts are described in this Prospectus.


The minimum initial Purchase Payment is $1,000 and, subject to certain exceptions, the minimum subsequent payment is $500. An allocation to a Subaccount, Fixed Account or Guarantee Period must be at least $500. Our prior approval is required for Purchase Payments over $1,000,000. (See "The Contracts," page 24.)


Variable accumulations and benefits are provided by crediting Purchase Payments to one or more Subaccounts selected by the Owner. Each Subaccount invests in one of the following corresponding Portfolios:

- Kemper Money Market

- Kemper Government Securities

- Kemper Investment Grade Bond

- Kemper Global Income

- Kemper Horizon 5

- Kemper High Yield

- Kemper Horizon 10+

- Kemper Total Return

- Kemper Horizon 20+

- Kemper Value+Growth

- Kemper Blue Chip

- Kemper International

- Kemper Contrarian Value

- Kemper Small Cap Value

- Kemper Small Cap Growth

- Kemper Growth


- Kemper Aggressive Growth



- Kemper Technology Growth


- Kemper Global Blue Chip

- Kemper International Growth and Income

- Kemper-Dreman High Return Equity

- Kemper-Dreman Financial Services

- Scudder VLIF Global Discovery

- Scudder VLIF Growth and Income

- Scudder VLIF International

- Scudder VLIF Capital Growth


- Janus Aspen Growth



- Janus Aspen Growth and Income


- Warburg Emerging Markets

- Warburg Post-Venture Capital

Contract Value allocated to the Separate Account varies with the investment experience of the selected Subaccounts.


The Fixed Account has fixed accumulations and benefits. We guarantee that Purchase Payments allocated to the Fixed Account earn a minimum fixed interest rate of 3%. In our discretion, We may credit interest in excess of 3%. (See "Fixed Account Option," page 24.)


The MVA Option also provides fixed accumulations. The MVA Option is only available during the Accumulation Period. An Owner may allocate amounts to one or more Guarantee Periods. We may offer additional Guarantee Periods at our discretion. For new Contracts, We may limit the number of Guarantee Period options available to three (3). We credit interest daily to amounts allocated to the MVA Option. We declare the rate at Our sole discretion. We guarantee amounts allocated to the MVA Option at Guaranteed Interest Rates for the Guarantee Periods selected by the Owner. These guaranteed amounts are subject to any applicable Withdrawal Charge, Market Value Adjustment or Records Maintenance Charge. We will not change a Guaranteed Interest Rate for the duration of the Guarantee Period. However, Guaranteed Interest Rates for subsequent Guarantee Periods are set at Our discretion. At the end of a Guarantee Period, a new Guarantee Period for the same duration starts, unless the Owner timely elects another Guarantee Period. The interests under the Contract relating to the MVA Option are registered under the Securities Act of 1933 but are not registered under the Investment Company Act of 1940. (See "The MVA Option," page 15.)


The investment risk under the Contracts is borne by the Owner, unless Contract Values are allocated to:

     - the MVA Option and are guaranteed to receive the Guaranteed Interest Rate or

     - the Fixed Option and are guaranteed to earn at least 3% interest.


Transfers between Subaccounts are permitted before and after annuitization, subject to certain limitations. A transfer from a Guarantee Period is subject to a Market Value Adjustment unless effected within 30 days after the existing Guarantee Period ends. Restrictions apply to transfers out of the Fixed Account. (See "Transfer During Accumulation Period" and "Transfer During Annuity Period," pages 29 and 40, respectively.)



An Owner may withdraw Contract Value subject to Withdrawal Charges, any applicable Market Value Adjustment and other specified conditions. (See "Withdrawal During Accumulation Period," page 30.)



We do not deduct sales charges from Purchase Payments. Each Contract Year, an Owner may withdraw or surrender the Contract, without Withdrawal Charge, up to the greater of:


     - the excess of Contract Value over total Purchase Payments subject to Withdrawal Charges, minus prior withdrawals that were previously assessed a Withdrawal Charge, and

     - 10% of Contract Value. If the Owner withdraws a larger amount, the excess Purchase Payments withdrawn are subject to a Withdrawal Charge.
The Withdrawal Charge is:

        - 7% in the first Contribution Year

        - 6% in the second Contribution Year

        - 5% in the third and fourth Contribution Years

        - 4% in the fifth Contribution Year

        - 3% in the sixth Contribution Year

        - 2% in the seventh Contribution Year

        - 0% thereafter


(See "Withdrawal Charge," page 35.) The Withdrawal Charge also applies at the annuitization of Accumulation Units in their seventh Contribution Year or earlier, except as set forth under "Withdrawal Charge." Withdrawals may be subject to income tax, a 10% penalty tax, and other tax consequences. Withdrawals from Qualified Plan Contracts may be limited by the Internal Revenue Code (the "Code"). (See "Federal Income Taxes," page 42.)


Contract charges include:

     - mortality and expense risk

     - administrative expenses

     - records maintenance

     - applicable premium taxes

     - Guaranteed Retirement Income Benefit


(See "Charges Against the Separate Account," page 34.) In addition, the investment advisers to the Funds deduct varying charges against the assets of the Funds for which they provide investment advisory services. (See the Funds' prospectuses for such information.)



The Contract may be purchased in connection with retirement plans qualifying either under Section 401 or 403(b) of the Code or as individual retirement annuities including Roth IRAs. The Contract is also available in connection with state and municipal deferred compensation plans and non-qualified deferred compensation plans. (See "Taxation of Annuities in General," page 42 and "Qualified Plans," page 46.)



An Owner may examine a Contract and return it for a refund during the "free look" period. The length of the free look period will depend on the state in which the Contract is issued. However, it will be at least ten days from the date the Owner receives the Contract. (See "The Contracts," page 24.) In addition, a special free look period applies in some circumstances to Contracts issued as Individual Retirement Annuities, Simplified Employee Pensions--IRAs or as Roth Individual Retirement Annuities.

--------------------------------------------------------------------------------
                              SUMMARY OF EXPENSES
--------------------------------------------------------------------------------
 CONTRACT OWNER TRANSACTION EXPENSES

  Sales Load Imposed on Purchases (as a percentage of purchase payments)..............................        None
  Contingent Deferred Sales Load (as a percentage of amount surrendered)(1)
                                                              Year of Withdrawal After Purchase
                                                                 First year...........................          7%
                                                                 Second year..........................          6%
                                                                 Third year...........................          5%
                                                                 Fourth year..........................          5%
                                                                 Fifth year...........................          4%
                                                                 Sixth year...........................          3%
                                                                 Seventh year.........................          2%
                                                                 Eighth year and following............          0%
  Surrender Fees......................................................................................        None
  Exchange Fee(2).....................................................................................         $25
  ANNUAL CONTRACT FEE (Records Maintenance Charge)(3).................................................         $30

            SEPARATE ACCOUNT ANNUAL EXPENSES
    (as a percentage of average daily account value)
  Mortality and Expense
    Risk..................................       1.25%
  Administration..........................        .15%
  Account Fees and
    Expenses..............................          0%
                                            ---------
  Total Separate Account
    Annual Expenses.......................       1.40%
                                            =========
  GUARANTEED RETIREMENT INCOME BENEFIT
    CHARGE
    Annual Expense (as a percentage of
    Contract Value).......................        .25%

                      FUND ANNUAL EXPENSES (After Fee Waivers and Expense Reductions)

                      (as percentage of each Portfolio's average net assets for the period ended December 31, 1998)


                                    KEMPER     KEMPER        KEMPER          KEMPER
                                    MONEY    GOVERNMENT    INVESTMENT        GLOBAL          KEMPER
                                    MARKET   SECURITIES   GRADE BOND(9)   INCOME(8)(10)   HORIZON 5(9)
                                    ------   ----------   -------------   -------------   ------------

Management Fees...................   .50%       .55%           .60%            .72%           .60%
Other Expenses....................   .04        .11            .07             .33            .06
Total Portfolio Annual Expenses...   .54        .66            .67            1.05            .66

                                    KEMPER   KEMPER    KEMPER   KEMPER     KEMPER
                                     HIGH    HORIZON   TOTAL    HORIZON    VALUE+
                                    YIELD    10+(9)    RETURN   20+(9)    GROWTH(9)
                                    ------   -------   ------   -------   ---------
Management Fees...................   .60%      .60%     .55%      .60%       .75%
Other Expenses....................   .05       .04      .05       .07        .03
Total Portfolio Annual Expenses...   .65       .64      .60       .67        .78



                                      KEMPER                       KEMPER      KEMPER      KEMPER
                                       BLUE         KEMPER       CONTRARIAN   SMALL CAP   SMALL CAP
                                    CHIP(8)(9)   INTERNATIONAL    VALUE(9)    VALUE(9)     GROWTH
                                    ----------   -------------   ----------   ---------   ---------
Management Fees...................     .65%           .75%          .75%         .75%        .65%
Other Expenses....................     .11            .18           .03          .05         .05
Total Portfolio Annual Expenses...     .76            .93           .78          .80         .70

                                                                                        KEMPER          KEMPER-
                                               KEMPER       KEMPER       KEMPER      INTERNATIONAL      DREMAN
                                    KEMPER   AGGRESSIVE   TECHNOLOGY   GLOBAL BLUE    GROWTH AND      HIGH RETURN
                                    GROWTH   GROWTH(6)    GROWTH(10)   CHIP(7)(10)   INCOME(7)(10)   EQUITY(7)(10)
                                    ------   ----------   ----------   -----------   -------------   -------------
Management Fees...................   .60%       .67%        .66%          0.00%          0.00%            .42%
Other Expenses....................   .05        .28          .29          1.56           1.12             .45
Total Portfolio Annual Expenses...   .65        .95          .95          1.56           1.12             .87


                                        KEMPER-                        SCUDDER                     SCUDDER
                                        DREMAN        SCUDDER VLIF       VLIF         SCUDDER       VLIF
                                       FINANCIAL         GLOBAL       GROWTH AND       VLIF        CAPITAL
                                    SERVICES(7)(10)   DISCOVERY(11)     INCOME     INTERNATIONAL   GROWTH
                                    ---------------   -------------   ----------   -------------   -------
Management Fees...................        .02%             .91%          .47%           .87%         .47%
Other Expenses....................        .97              .81           .09            .18          .04
Total Portfolio Annual Expenses...        .99             1.72           .56           1.05          .51

                                                  JANUS                    WARBURG
                                      JANUS       ASPEN       WARBURG       POST-
                                      ASPEN     GROWTH AND    EMERGING     VENTURE
                                    GROWTH(4)   INCOME(4)    MARKETS(5)   CAPITAL(5)
                                    ---------   ----------   ----------   ----------
Management Fees...................     .65%        0.00%         .20%        1.08%
Other Expenses....................     .03         1.25         1.20          .24
Total Portfolio Annual Expenses...     .68         1.25         1.40         1.32


--------------------------------------------------------------------------------

 (1) A Contract Owner may withdraw up to the greater of (i) the excess of Contract Value over total Purchase Payments subject to Withdrawal Charges less prior withdrawals that were previously assessed a Withdrawal Charge, and (ii) 10% of the Contract Value in any Contract Year without assessment of any charge. In certain circumstances We may reduce or waive the contingent deferred sales charge.

 (2) We reserve the right to charge a fee of $25 for each transfer of Contract Value in excess of 12 transfers per calendar year.

 (3) Applies to Contracts with a Contract Value less than $50,000 on the date of assessment. In certain circumstances We may reduce or waive the annual Records Maintenance Charge.


 (4) The expense figures shown are net of certain fee waivers or reductions from Janus Capital Corporation. Without such waivers, Management Fees, Other Expenses and Total Portfolio Annual Expenses for the Portfolios for the fiscal year ended December 31, 1998 would have been: .72%, .03% and .75%, respectively, for the Growth Portfolio; and .75%, 2.31% and 3.06%, respectively, for the Growth and Income Portfolio. See the prospectus and Statement of Additional Information of Janus Aspen Series for a description of these waivers.



 (5) The expense figures shown are net of certain fee waivers or reductions from Warburg Pincus Asset Management, Inc. and its affiliates based on actual expenses for fiscal year ended December 31, 1998. Without such waivers, Management Fees, Other Expenses and Total Portfolio Annual Expenses for the Portfolios would have been 1.25%, 6.96% and 8.21%, respectively, for the Emerging Markets Portfolio; and 1.25%, .45% and 1.70%, respectively, for the Post-Venture Capital Portfolio. Fee waivers and expense reimbursements may be discontinued at any time.



 (6) Portfolios commenced operations after 5/1/99. "Other Expenses" have been estimated.



 (7) Portfolios commenced operations on or after 5/1/98. "Other Expenses" have been estimated.


 (8) Portfolios commenced operations 5/1/97. "Other Expenses" have been estimated.


 (9) Pursuant to their respective agreements with Kemper Variable Series, the investment manager and the accounting agent have agreed, for the one year period commencing on the date of this Prospectus, to limit their respective fees and to reimburse other operating expenses, in a manner communicated to the Board of the Fund, to the extent necessary to limit total operating expenses of the following described Portfolios to the amounts set forth after the Portfolio names: Kemper Value + Growth Portfolio (.84%), Kemper Contrarian Value Portfolio (.80%), Kemper Small Cap Value Portfolio (.84%), Kemper Horizon 5 Portfolio (.97%), Kemper Horizon 10+ Portfolio (.83%), Kemper Horizon 20+ Portfolio (.93%), Kemper Investment Grade Bond Portfolio (.80%), and Kemper Blue Chip Portfolio (.95%). The amounts set forth in the table above reflect actual expenses for the past fiscal year, which were lower than these expense limits.



(10) Pursuant to their respective agreements with Kemper Variable Series, the investment manager and the accounting agent have agreed, for the one year period commencing on the date of this Prospectus, to limit their respective fees and to reimburse other operating expenses, in a manner communicated to the Board of the Fund, to the extent necessary to limit total operating expenses of the Kemper Aggressive Growth, Kemper Technology Growth, Kemper-Dreman Financial Services, Kemper-Dreman High Return Equity, Kemper International Growth and Income, Kemper Global Blue Chip and Kemper Global Income Portfolios of Kemper Variable Series to the levels set forth in the table above. Without taking into effect these expense caps, for the Aggressive Growth, Technology Growth, Financial Services, High Return Equity, International Growth and Income, Global Blue Chip and Global Income Portfolios of Kemper Variable Series: management fees are estimated to be .75%, .75%, .75%, .75%, 1.00%, 1.00% and .75%. Other Expenses are estimated to be .28%, .29%, .97%, .45%, 18.54%, 11.32%, and .33%, respectively, and total operating expenses are estimated to be 1.03%, 1.04%, 1.72%, 1.20%, 19.54%, 12.32%, and 1.08%, respectively. In addition, for Kemper International Growth and Income and Kemper Global Blue Chip, the investment manager has agreed to limit its management fee to .70% and .85%, respectively, of such portfolios for one year from the date of this Prospectus.



(11) Until April 10, 1998, the Adviser waived a portion of its management fee to limit the expenses of the Global Discovery Portfolio to 1.50% of the average daily net assets.

                                    EXAMPLE


                                                    SUBACCOUNT               1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                    ----------               ------    -------    -------    --------
If you surrender your Contract at the     Kemper Money Market #1(1)           $ 92      $116       $152        $228
  end of
the periods shown, you would pay the      Kemper Government Securities          93       120        158         241
following expenses on a $1,000            Kemper Investment Grade Bond          93       120        158         242
  investment,
assuming 5% annual return on assets:      Kemper Global Income                  97       131        177         281
                                          Kemper Horizon 5                      93       120        158         241
                                          Kemper High Yield                     93       119        157         240
                                          Kemper Horizon 10+                    93       119        157         239
                                          Kemper Total Return                   93       118        155         234
                                          Kemper Horizon 20+                    93       120        158         242
                                          Kemper Value+Growth                   94       123        164         253
                                          Kemper Blue Chip                      94       123        163         251
                                          Kemper International                  96       128        171         269
                                          Kemper Contrarian Value               94       123        164         253
                                          Kemper Small Cap Value                94       124        165         255
                                          Kemper Small Cap Growth               94       121        160         245
                                          Kemper Growth                         93       119        157         240
                                          Kemper Aggressive Growth
                                          Kemper Technology Growth
                                          Kemper Global Blue Chip              102       146        202         332
                                          Kemper International Growth and       98       133        181         288
                                            Income
                                          Kemper-Dreman High Return             95       126        168         263
                                            Equity
                                          Kemper-Dreman Financial               96       129        174         275
                                            Services
                                          Scudder VLIF Global Discovery        103       150        210         347
                                          Scudder VLIF Growth and Income        92       117        153         230
                                          Scudder VLIF International            97       131        177         281
                                          Scudder VLIF Capital Growth           92       115        150         225
                                          Janus Aspen Growth                    93       120        159         243
                                          Janus Aspen Growth and Income         99       137        187         301
                                          Warburg Emerging Markets             100       141        194         316
                                          Warburg Post-Venture Capital          99       139        190         308

                                    EXAMPLE


                                                    SUBACCOUNT               1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                    ----------               ------    -------    -------    --------
If you do not surrender your contract,
you would pay the following expenses on
a $1,000 investment, assuming 5% annual
return on assets:
                                          Kemper Money Market #1(1)           $ 20      $ 61       $106        $228
                                          Kemper Government Securities          21        65        112         241
                                          Kemper Investment Grade Bond          21        66        112         242
                                          Kemper Global Income                  25        77        132         281
                                          Kemper Horizon 5                      21        65        112         241
                                          Kemper High Yield                     21        65        111         240
                                          Kemper Horizon 10+                    21        65        111         239
                                          Kemper Total Return                   21        63        109         234
                                          Kemper Horizon 20+                    21        66        112         242
                                          Kemper Value+Growth                   22        69        118         253
                                          Kemper Blue Chip                      22        68        117         251
                                          Kemper International                  24        74        126         269
                                          Kemper Contrarian Value               22        69        118         253
                                          Kemper Small Cap Value                23        70        119         255
                                          Kemper Small Cap Growth               22        66        114         245
                                          Kemper Growth                         21        65        111         240
                                          Kemper Aggressive Growth
                                          Kemper Technology Growth
                                          Kemper Global Blue Chip               30        93        158         332
                                          Kemper International Growth and       26        79        136         288
                                          Income
                                          Kemper-Dreman High Return             23        72        123         263
                                          Equity
                                          Kemper-Dreman Financial               24        75        129         275
                                          Services
                                          Scudder VLIF Global Discovery         32        98        166         347
                                          Scudder VLIF Growth and               20        62        107         230
                                          Income
                                          Scudder VLIF International            25        77        132         281
                                          Scudder VLIF Capital Growth           20        61        104         225
                                          Janus Aspen Growth                    21        66        113         243
                                          Janus Aspen Growth and Income         27        83        142         301
                                          Warburg Emerging Markets              29        88        150         316
                                          Warburg Post-Venture Capital          28        86        146         308

The purpose of the preceding table which includes the "SUMMARY OF EXPENSES" on the prior page, is to assist Contract Owners in understanding the various costs and expenses that a Contract Owner in a Subaccount will bear directly or indirectly. The table reflects expenses of both the Separate Account and the Fund. THE EXAMPLE SHOULD NOT BE CONSIDERED TO BE A REPRESENTATION OF PAST OR FUTURE EXPENSES AND DOES NOT INCLUDE THE DEDUCTION OF STATE PREMIUM TAXES, WHICH MAY BE ASSESSED BEFORE OR UPON ANNUITIZATION. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. "Management Fees" and "Other Expenses" in the "SUMMARY OF EXPENSES" for the Portfolios have been provided by Scudder Kemper Investments, Inc., Janus Capital Corporation and Warburg Pincus Asset Management, Inc., as applicable, and have not been independently verified. The Example assumes a 5% annual rate of return pursuant to requirements of the Securities and Exchange Commission. This hypothetical rate of return is not intended to be representative of past or future performance of any Subaccount. The Records Maintenance Charge is a single charge, it is not a separate charge for each Subaccount. In addition, the effect of the Records Maintenance Charge has been reflected in the Example by applying the percentage derived by dividing the total amounts of annual Records Maintenance Charge collected by the total net assets of all the Subaccounts in the Separate Account. See "Contract Charges and Expenses" for more information regarding the various costs and expenses.

(1)Money Market Subaccount #2 is not shown because it is available only for dollar cost averaging that will deplete an Owner's subaccount value entirely at least by the end of the first Contribution Year.

                        CONDENSED FINANCIAL INFORMATION

The following condensed financial information is derived from the financial statements of the Separate Account. The data should be read in conjunction with the financial statements, related notes and other financial information included in the Statement of Additional Information.



Selected data for accumulation units outstanding as of the year ended December 31, 1998:



                                                  1998
ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD*   ----
Kemper Money Market Subaccount #1                10.003
Kemper Money Market Subaccount #2                10.004
Kemper Total Return Subaccount                    9.983
Kemper High Yield Subaccount                     10.003
Kemper Growth Subaccount                          9.889
Kemper Government Securities Subaccount          10.012
Kemper International Subaccount                   9.944
Kemper Small Cap Growth Subaccount**              9.867
Kemper Investment Grade Bond Subaccount***       10.014
Kemper Contrarian Value Subaccount***            10.029
Kemper Small Cap Value Subaccount***              9.943
Kemper Value+Growth Subaccount***                 9.937
Kemper Horizon 20+ Subaccount***                  9.951
Kemper Horizon 10+ Subaccount***                  9.957
Kemper Horizon 5 Subaccount***                    9.974
Kemper Blue Chip Subaccount****                   9.964
Kemper Global Income Subaccount****              10.009
Kemper Aggressive Growth Subaccount*****             --
Kemper Technology Growth Subaccount*****             --
Kemper Global Blue Chip Subaccount                9.989
Kemper International Growth and Income
  Subaccount                                      9.964
Kemper-Dreman High Return Equity Subaccount       9.997
Kemper-Dreman Financial Services Subaccount      10.049
Scudder VLIF Global Discovery Subaccount          9.911
Scudder VLIF Growth and Income Subaccount        10.033
Scudder VLIF International Subaccount             9.972
Scudder VLIF Capital Growth Subaccount            9.985
Janus Aspen Growth Subaccount                     9.912
Janus Aspen Growth and Income Subaccount          9.908
Warburg Emerging Markets Subaccount               9.755
Warburg Post-Venture Capital Subaccount           9.882

                                           1998
ACCUMULATION UNIT VALUE AT END OF PERIOD   ----
Kemper Money Market Subaccount #1         10.213
Kemper Money Market Subaccount #2         10.297
Kemper Total Return Subaccount            10.542
Kemper High Yield Subaccount               9.646
Kemper Growth Subaccount                  10.007
Kemper Government Securities Subaccount   10.332
Kemper International Subaccount            9.429
Kemper Small Cap Growth Subaccount**      11.070
Kemper Investment Grade Bond
  Subaccount***                           10.417
Kemper Contrarian Value Subaccount***     10.712
Kemper Small Cap Value Subaccount***       8.431
Kemper Value+Growth Subaccount***         10.697
Kemper Horizon 20+ Subaccount***          10.228
Kemper Horizon 10+ Subaccount***          10.290
Kemper Horizon 5 Subaccount***            10.354
Kemper Blue Chip Subaccount****           10.386
Kemper Global Income Subaccount****       10.755
Kemper Aggressive Growth Subaccount*****      --
Kemper Technology Growth Subaccount*****      --
Kemper Global Blue Chip Subaccount        10.103
Kemper International Growth and Income
  Subaccount                               9.130
Kemper-Dreman High Return Equity
  Subaccount                              10.491
Kemper-Dreman Financial Services
  Subaccount                               9.998
Scudder VLIF Global Discovery Subaccount  10.043
Scudder VLIF Growth and Income
  Subaccount                               9.651
Scudder VLIF International Subaccount      9.837
Scudder VLIF Capital Growth Subaccount    10.823
Janus Aspen Growth Subaccount             11.943
Janus Aspen Growth and Income Subaccount  12.038
Warburg Emerging Markets Subaccount        7.994
Warburg Post-Venture Capital Subaccount    9.720

                                                                            1998
NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD (000'S OMITTED)   ----
Kemper Money Market Subaccount #1                                              82
Kemper Money Market Subaccount #2                                              21
Kemper Total Return Subaccount                                                123
Kemper High Yield Subaccount                                                  361
Kemper Growth Subaccount                                                       50
Kemper Government Securities Subaccount                                        77
Kemper International Subaccount                                                56
Kemper Small Cap Growth Subaccount**                                          106
Kemper Investment Grade Bond Subaccount***                                     66
Kemper Contrarian Value Subaccount***                                         110
Kemper Small Cap Value Subaccount***                                          125
Kemper Value+Growth Subaccount***                                              56
Kemper Horizon 20+ Subaccount***                                               46
Kemper Horizon 10+ Subaccount***                                               62
Kemper Horizon 5 Subaccount***                                                 22
Kemper Blue Chip Subaccount****                                               125
Kemper Global Income Subaccount****                                             7
Kemper Aggressive Growth Subaccount*****                                       --
Kemper Technology Growth Subaccount*****                                       --
Kemper Global Blue Chip Subaccount                                             29
Kemper International Growth and Income Subaccount                              25
Kemper-Dreman High Return Equity Subaccount                                   518
Kemper-Dreman Financial Services Subaccount                                   121
Scudder VLIF Global Discovery Subaccount                                       74
Scudder VLIF Growth and Income Subaccount                                     175
Scudder VLIF International Subaccount                                          88
Scudder VLIF Capital Growth Subaccount                                         56
Janus Aspen Growth Subaccount                                                 252
Janus Aspen Growth and Income Subaccount                                      173
Warburg Emerging Markets Subaccount                                             7
Warburg Post-Venture Capital Subaccount                                         9




    * Commencement of Offering on June 1, 1998.


   ** Commencement of Offering on May 2, 1994 at initial accumulation unit value of 1.000.


  *** Commencement of Offering on May 1, 1996 at initial accumulation unit value of 1.000.


 **** Commencement of Offering on May 1, 1997 at initial accumulation unit value of 1.000.


***** Commencement of Offering on May 1, 1999 at initial accumulation unit value of 1.000.

                            KILICO, THE MVA OPTION,
                       THE SEPARATE ACCOUNT AND THE FUNDS

KEMPER INVESTORS LIFE INSURANCE COMPANY


We were organized under the laws of the State of Illinois in 1947 as a stock life insurance company. Our offices are located at 1 Kemper Drive, Long Grove, Illinois 60049. We offer annuity and life insurance products and are admitted to do business in the District of Columbia and all states except New York. We are a wholly-owned subsidiary of Kemper Corporation, a nonoperating holding company. Kemper Corporation is a majority owned (76.4 percent) subsidiary of Zurich Holding Company of America ("ZHCA"), which is a wholly-owned subsidiary of Zurich Insurance Company ("Zurich"). Zurich is a wholly-owned subsidiary of Zurich Financial Services ("ZFS"). ZFS was formed in the September, 1998 merger of the Zurich Group with the financial services business of B.A.T. Industries. ZFS is owned by Zurich Allied A.G. and Allied Zurich p.l.c., fifty-seven percent and forty-three percent, respectively.


THE MVA OPTION


An Owner may allocate amounts in the Market Value Adjustment ("MVA") Option to one or more Guarantee Periods with durations of one to ten years during the Accumulation Period. At Our discretion, We may offer additional Guarantee Periods or limit, for new Contracts, the number of Guarantee Periods available to three.



The amounts allocated to the MVA Option under the Contracts are invested under the laws regulating Our General Account. Assets supporting the amounts allocated to Guarantee Periods are held in a "non-unitized" separate account. However, Our General Account assets are available to fund benefits under the Contracts. A non-unitized separate account is a separate account in which the Owner does not participate in the performance of the assets through unit values. There are no discrete units for this separate account. The assets of the non-unitized separate account are held as reserves for Our guaranteed obligations. The assets of the separate account are not chargeable with liabilities arising out of the business conducted by any other separate account or out of any other business We may conduct.



State insurance laws concerning the nature and quality of investments regulate Our General Account investments and any non-unitized separate account investments. These laws generally permit investment in federal, state and municipal obligations, preferred and common stocks, corporate bonds, real estate mortgages, real estate and certain other investments. (See "Management's Discussion and Analysis--INVESTMENTS" and "FINANCIAL STATEMENTS" for information on KILICO's investments.) Our affiliate, Scudder Kemper Investments, Inc. ("SKI"), manages Our General Account.


We consider the return available on the instruments in which Contract proceeds are invested when establishing Guaranteed Interest Rates. This return is only one of many factors considered in establishing Guaranteed Interest

Rates. (See "The Accumulation Period--4. Establishment of Guaranteed Interest Rates.")

Our investment strategy for the non-unitized separate account is generally to match Guarantee Period liabilities with assets, such as debt instruments. We expect to invest in debt instruments such as:

     - securities issued by the United States Government or its agencies or instrumentalities, which issues may or may not be guaranteed by the United States Government;


     - debt securities which have an investment grade, at the time of purchase, within the four (4) highest grades assigned by Moody's Investors Services, Inc. ("Moody's") (Aaa, Aa, A or Baa), Standard & Poor's Corporation ("Standard & Poor's") (AAA, AA, A or BBB), or any other nationally recognized rating service;



     - other debt instruments including issues of or guaranteed by banks or bank holding companies and corporations, which obligations, although not rated by Moody's or Standard & Poor's, are deemed by Our management to have an investment quality comparable to securities which may be otherwise purchased; and


     - options and futures transactions on fixed income securities.


Our invested assets portfolio at December 31, 1998 included approximately 82.7 percent in U.S. Treasuries, investment grade corporate, foreign and municipal bonds, and commercial paper, 2.3 percent in below investment grade (high risk) bonds, 3.9 percent in mortgage loans and other real estate-related investments and 11.1 percent in all other investments. (See "Management's Discussion and Analysis--INVESTMENTS.")


We are not obligated to invest the amounts allocated to the MVA Option according to any particular strategy, except as state insurance laws may require. (See "Management's Discussion and Analysis--INVESTMENTS.")

THE SEPARATE ACCOUNT

We established the KILICO Variable Annuity Separate Account on May 29, 1981 pursuant to Illinois law as the KILICO Money Market Separate Account. KILICO Money Market Separate Account was initially registered with the Securities and Exchange Commission ("SEC") as an open-end, diversified management investment company. On November 2, 1989, contract owners approved a Reorganization under which the Separate Account was restructured as a unit investment trust. The SEC does not supervise the management, investment practices or policies of the Separate Account or KILICO.

Benefits provided under the Contracts are Our obligations. Although the assets in the Separate Account are Our property, they are held separately from Our other assets and are not chargeable with liabilities arising out of any other business We may conduct. Income, capital gains and capital losses, whether or not realized, from the assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to the income, capital gains and capital losses arising out of any other business We may conduct.


Thirty-one Subaccounts of the Separate Account are currently available. Each Subaccount invests exclusively in shares of one of the corresponding Portfolios. We may add or delete Subaccounts in the future. Not all Subaccounts may be available in all jurisdictions or under all Contracts.


The Separate Account purchases and redeems shares from the Funds at net asset value. We redeem shares of the Funds as necessary to provide benefits, to deduct Contract charges and to transfer assets from one Subaccount to another as requested by Owners. All dividends and capital gains distributions received by the Separate Account from a Portfolio are reinvested in that Portfolio at net asset value and retained as assets of the corresponding Subaccount.

The Separate Account's financial statements appear in the Statement of Additional Information.

THE FUNDS

The Separate Account invests in shares of the following open-end, management investment companies:


     - Kemper Variable Series (formerly Investors Fund Series)


     - Scudder Variable Life Investment Fund

     - Janus Aspen Series

     - Warburg Pincus Trust


The Funds provide investment vehicles for variable life insurance and variable annuity contracts and, in the case of Janus Aspen Series and Warburg Pincus Trust, certain qualified retirement plans. Shares of the Funds are sold only to insurance company separate accounts and qualified retirement plans. Shares of the Funds may be sold to separate accounts of other insurance companies, whether or not affiliated with Us. It is conceivable that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts of companies unaffiliated with Us, or for variable life insurance separate accounts, variable annuity separate accounts and qualified retirement plans to invest simultaneously in the Funds. Currently, We do not foresee disadvantages to variable life insurance owners, variable annuity owners or qualified retirement plans. The Funds monitor events for material conflicts between owners and determine what action, if any, should be taken. In addition, if We believe that a Fund's response to any of those events or conflicts insufficiently protects Owners, We will take appropriate action.


A Fund may consist of separate Portfolios. The assets of each Portfolio are held separate from the assets of the other Portfolios, and each Portfolio has its own distinct investment objective and policies. Each Portfolio operates as a separate investment fund, and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio.

The thirty Portfolios are summarized below:



KEMPER VARIABLE SERIES (FORMERLY INVESTORS FUND SERIES)



KEMPER MONEY MARKET PORTFOLIO seeks maximum current income to the extent consistent with stability of principal from a portfolio of high quality money market instruments. The Portfolio seeks to maintain a net asset value of $1.00 per share but there is no assurance that the Portfolio will be able to do so.



KEMPER GOVERNMENT SECURITIES PORTFOLIO seeks high current return consistent with preservation of capital.



KEMPER INVESTMENT GRADE BOND PORTFOLIO seeks high current income.


KEMPER GLOBAL INCOME PORTFOLIO seeks to provide high current income consistent with prudent total return asset management.


KEMPER HORIZON 5 PORTFOLIO, designed for investors with approximately a 5 year investment horizon, seeks income consistent with preservation of capital, with growth of capital as a secondary objective.



KEMPER HIGH YIELD PORTFOLIO seeks to provide a high level of current income.



KEMPER HORIZON 10+ PORTFOLIO, designed for investors with approximately a 10+ year investment horizon, seeks a balance between growth of capital and income, consistent with moderate risk.



KEMPER TOTAL RETURN PORTFOLIO seeks a high total return, a combination of income and capital appreciation, consistent with reasonable risk.


KEMPER HORIZON 20+ PORTFOLIO, designed for investors with approximately a 20+ year investment horizon, seeks growth of capital, with income as a secondary objective.


KEMPER VALUE+GROWTH PORTFOLIO seeks growth of capital. A secondary objective of the Portfolio is the reduction of risk over a full market cycle compared to a portfolio of only growth stocks or only value stocks.


KEMPER BLUE CHIP PORTFOLIO seeks growth of capital and of income.

KEMPER INTERNATIONAL PORTFOLIO seeks total return, a combination of capital growth and income, principally through an internationally diversified portfolio of equity securities.


KEMPER CONTRARIAN VALUE PORTFOLIO seeks to achieve a high rate of total return.



KEMPER SMALL CAP VALUE PORTFOLIO seeks long-term capital appreciation.



KEMPER SMALL CAP GROWTH PORTFOLIO seeks maximum appreciation of investors' capital.


KEMPER GROWTH PORTFOLIO seeks maximum appreciation of capital through diversification of investment securities having potential for capital appreciation.

KEMPER AGGRESSIVE GROWTH PORTFOLIO seeks capital appreciation through the use of aggressive investment techniques.



KEMPER TECHNOLOGY GROWTH PORTFOLIO seeks growth of capital.


KEMPER GLOBAL BLUE CHIP PORTFOLIO seeks long-term growth of capital through a diversified worldwide portfolio of marketable securities, primarily equity securities, including common stocks, preferred stocks and debt securities convertible into common stocks.


KEMPER INTERNATIONAL GROWTH AND INCOME PORTFOLIO seeks long-term growth of capital and current income primarily from foreign equity securities.


KEMPER-DREMAN HIGH RETURN EQUITY PORTFOLIO seeks to achieve a high rate of total return.


KEMPER-DREMAN FINANCIAL SERVICES PORTFOLIO seeks long-term capital appreciation.


SCUDDER VARIABLE LIFE INVESTMENT FUND

SCUDDER VLIF GLOBAL DISCOVERY PORTFOLIO seeks above-average capital appreciation over the long term by investing primarily in the equity securities of small companies located throughout the world.

SCUDDER VLIF GROWTH AND INCOME PORTFOLIO seeks long-term growth of capital, current income and growth of income from a portfolio consisting primarily of common stocks and securities convertible into common stocks.

SCUDDER VLIF INTERNATIONAL PORTFOLIO seeks long-term growth of capital principally from a diversified portfolio of foreign equity securities.

SCUDDER VLIF CAPITAL GROWTH PORTFOLIO seeks to maximize long-term capital growth from a portfolio consisting primarily of equity securities.

JANUS ASPEN SERIES


JANUS ASPEN GROWTH PORTFOLIO seeks long-term growth of capital in a manner consistent with the preservation of capital.



JANUS ASPEN GROWTH AND INCOME PORTFOLIO seeks long-term capital growth and current income.


WARBURG PINCUS TRUST


WARBURG EMERGING MARKETS PORTFOLIO seeks long-term growth of capital by investing in equity securities of emerging markets.


WARBURG POST-VENTURE CAPITAL PORTFOLIO seeks long-term growth of capital by investing primarily in equity securities of issuers in their post-venture-capital stage of development and pursues an aggressive investment strategy.

                               ------------------

The Portfolios may not achieve their stated objective. More detailed information, including a description of risks involved in investing in the Portfolios is found in the Funds' prospectuses accompanying this Prospectus and Statements of Additional Information, available from Us upon request.



Scudder Kemper Investments, Inc. ("SKI") is the investment manager for the twenty-two available Portfolios of Kemper Variable Series (formerly Investors Fund Series) and the four available Portfolios of Scudder Variable Life Investment Fund. Scudder Investments (U.K.) Limited ("Scudder U.K."), an affiliate of SKI, is the sub-adviser for the Kemper International Portfolio and the Kemper Global Income Portfolio. Under the terms of the Sub-Advisory Agreement with SKI, Scudder U.K. renders investment advisory and management services with regard to that portion of this Portfolio's assets as may be allocated by SKI to Scudder U.K. from time to time for management, including services related to foreign securities, foreign currency transactions and related investments. Dreman Value Management L.L.C. ("DVM") serves as sub-adviser for the Kemper-Dreman High Return Equity and Kemper-Dreman Financial Services Portfolios. Under the terms of the sub-advisory agreement between SKI and DVM for each such Portfolio, DVM manages the investment and reinvestment of each Portfolio's assets in accordance with the investment objectives, policies and limitations and subject to the supervision of SKI and the Board of Trustees. Janus Capital Corporation is the investment adviser for the two available Portfolios of the Janus Aspen Series. Warburg Pincus Asset Management, Inc. is the investment adviser for the two available Portfolios of the Warburg Pincus Trust. The investment advisers are paid fees for their services by the Funds they manage. KILICO may receive compensation from the Funds or the investment advisers of the Funds for services related to the Funds. Such compensation will be consistent with the services rendered or the cost savings resulting from the arrangement.



For their services to the Portfolios, the managers receive compensation at the following rates:



KEMPER VARIABLE SERIES (FORMERLY INVESTORS FUND SERIES)



For its services, SKI is paid a management fee based upon the average daily net assets of each Portfolio, as follows: Kemper Money Market (.50 of 1%), Kemper Government Securities (.55 of 1%), Kemper Investment Grade Bond (.60 of 1%), Kemper Global Income (.75 of 1%), Kemper Horizon 5 (.60 of 1%), Kemper High Yield (.60 of 1%), Kemper Horizon 10+ (.60 of 1%), Kemper Total Return (.55 of 1%), Kemper Horizon 20+ (.60 of 1%), Kemper Value+Growth (.75 of 1%), Kemper Blue Chip (.65 of 1%), Kemper International (.75 of 1%), Kemper Contrarian Value (.75 of 1%), Kemper Small Cap Value (.75 of 1%), Kemper Small Cap Growth (.65 of 1%), Kemper Growth (.60 of 1%), Kemper Aggressive Growth (.75 of 1%), Kemper Technology Growth (.75 of 1%), Kemper Global Blue Chip (1.00% for the first $250 million, .95% for the next $750 million and .90% over $1 billion), Kemper International Growth and Income (.70 of 1%), Kemper-Dreman High Return Equity and Kemper-Dreman Financial Services (.75% for the first $250 million,

 .72% for the next $750 million, .70% for the next $1.5 billion, .68% for the next $2.5 billion, .65% for the next $2.5 billion, .64% for the next $2.5 billion, .63% for the next $2.5 billion and .62% over $12.5 billion). SKI pays Scudder U.K. for its services as sub-adviser for the Kemper International Portfolio and the Kemper Global Income Portfolio a sub-advisory fee, payable monthly, at an annual rate of .35 of 1% and .30 of 1%, respectively, of the average daily net assets of such Portfolios. SKI pays DVM for its services as sub-adviser for the Kemper-Dreman High Return Equity and Kemper-Dreman Financial Services Portfolios a sub-advisory fee, payable monthly, at the annual rate of
 .24% of the first $250 million of each Portfolio's average daily net assets, .23% of the average daily net assets between $250 million and $1 billion, .224%
of average daily net assets between $1 billion and $2.5 billion, .218% of average daily net assets between $2.5 billion and $5 billion, .208% of average daily net assets between $5 billion and $7.5 billion, .205% of average daily net assets between $7.5 billion and $10 billion, .202% of average daily net assets between $10 billion and $12.5 billion and .198% of each Portfolio's average daily net assets over $12 billion.


SCUDDER VARIABLE LIFE INVESTMENT FUND

For its advisory services to the Portfolios, SKI receives compensation monthly at the following annual rate for each Portfolio:


                                                     PERCENT OF THE AVERAGE
                                                     DAILY NET ASSET VALUES
                     PORTFOLIO                         OF EACH PORTFOLIO
                     ---------                       ----------------------
Scudder VLIF Global Discovery.......................         .975%
Scudder VLIF Growth and Income......................         .475%
Scudder VLIF International
  First $500,000,000................................         .875%
  Over $500,000,000.................................         .725%
Scudder VLIF Capital Growth
  First $500,000,000................................         .475%
  Next $500,000,000.................................         .450%
  Over $1,000,000,000...............................         .425%


JANUS ASPEN SERIES


Janus Capital Corporation receives a monthly advisory fee for the Janus Aspen Growth Portfolio and Janus Aspen Growth and Income Portfolio based on the following schedule (expressed as an annual rate):


     AVERAGE DAILY NET
    ASSETS OF PORTFOLIO       ANNUAL RATE
    -------------------       -----------
First $300,000,000..........     .75%
Next $200,000,000...........     .70%
Over $500,000,000...........     .65%

However, Janus Capital Corporation has agreed to reduce each of the above Portfolios' advisory fees to the extent that such fee exceeds the effective rate of a fund managed by Janus Capital Corporation with similar investment objective and policies.

WARBURG PINCUS TRUST


Warburg Pincus Asset Management, Inc. receives a monthly advisory fee based upon the average daily net assets of each Warburg Portfolio, as follows: Emerging Markets 1.25% (.20% after waivers and/or reimbursements) and Post-Venture Capital 1.25% (1.08% after waivers and/or reimbursements).


CHANGE OF INVESTMENTS


We reserve the right to make additions to, deletions from, or substitutions for the shares held by the Separate Account or that the Separate Account may purchase. We may eliminate the shares of any of the Portfolios and to substitute shares of another Portfolio or of another investment company, if the shares of a Portfolio are no longer available for investment, or if in Our judgment further investment in any Portfolio becomes inappropriate in view of the purposes of the Separate Account. We will not substitute any shares attributable to an Owner's interest in a Subaccount without prior notice and the SEC's prior approval, if required. The Separate Account may purchase other securities for other series or classes of policies, or may permit a conversion between series or classes of policies on the basis of requests made by Owners.



We may establish additional subaccounts of the Separate Account, each of which would invest in a new portfolio of the Funds, or in shares of another investment company. New subaccounts may be established when, in Our discretion, marketing needs or investment conditions warrant. New subaccounts may be made available to existing Owners as We determine. We may also eliminate or combine one or more subaccounts, transfer assets, or substitute one subaccount for another subaccount, if, in Our discretion, marketing, tax, or investment conditions warrant. We will notify all Owners of any such changes.



If We deem it to be in the best interests of persons having voting rights under the Contract, the Separate Account may be: (a) operated as a management company under the 1940 Act; (b) deregistered under that Act in the event such registration is no longer required; or (c) combined with Our other separate accounts. To the extent permitted by law, We may transfer the assets of the Separate Account to another separate account or to the General Account.


PERFORMANCE INFORMATION

The Separate Account may advertise several types of performance information for the Subaccounts. All Subaccounts may advertise standardized "average annual total return" and nonstandardized "total return." The Kemper High Yield Subaccount, Kemper Government Securities Subaccount and Kemper Investment Grade Bond Subaccount may also advertise "yield". The Kemper Money Market Subaccount may advertise "yield" and "effective yield." Each of these figures is based upon historical earnings and is not necessarily representative of a Subaccount's future performance.

Standardized average annual total return and nonstandardized total return calculations measure a Subaccount's net income plus the effect of any realized or unrealized appreciation or depreciation of the Subaccount's underlying investments. Standardized average annual total return and nonstandardized total return will be quoted for periods of at least one year, three years, five years and ten years, if applicable. In addition, We will show standardized average annual total return for the life of the Subaccount, meaning the time the underlying Portfolio has been held in the Subaccount. We will show nonstandardized total return for the life of the Portfolio, meaning the time the underlying Portfolio has been in existence. Standardized average annual total return will be current to the most recent calendar quarter. Nonstandardized total return will be current to the most recent calendar month. Standardized average annual total return figures are annualized and, therefore, represent the average annual percentage change in the value of a Subaccount investment over the applicable period. Nonstandardized total return may include annualized and nonannualized (cumulative) figures. Nonannualized figures represent the actual percentage change over the applicable period.


Yield is a measure of the net dividend and interest income earned over a specific one month or 30-day period (seven-day period for the Kemper Money Market Subaccount) expressed as a percentage of the value of the Subaccount's Accumulation Units. Yield is an annualized figure, which means that it is assumed that the Subaccount generates the same level of net income over a one year period, compounded on a semi-annual basis. The effective yield for the Kemper Money Market Subaccount is calculated similarly, but includes the effect of assumed compounding calculated under rules prescribed by the SEC. The Kemper Money Market Subaccount's effective yield will be slightly higher than its yield due to this compounding effect.


The Subaccounts' units are sold at Accumulation Unit value. The Subaccounts' performance figures and Accumulation Unit values fluctuate. Subaccount units are redeemable by an Owner at Accumulation Unit value, which may be more or less than original cost. The standardized performance figures reflect the deduction of all expenses and fees, including a prorated portion of the Records Maintenance Charge. Redemptions within the first seven years may be subject to a Withdrawal Charge that ranges from 7% the first year to 0% after seven years. Yield, effective yield and nonstandardized total return figures do not include the effect of any Withdrawal Charge that may be imposed upon the redemption of units. In addition, nonstandardized total return figures do not include the effect of the Records Maintenance Charge. Thus yield, effective yield and nonstandardized total return figures may be higher than if such charges were deducted. Standardized average annual total return figures include the effect of the applicable Withdrawal Charge that may be imposed at the end of the period.


The Subaccounts may be compared to relevant indices and performance data from independent sources. From time to time, the Separate Account may quote information from publications such as MORNINGSTAR, INC., THE WALL STREET JOURNAL, MONEY MAGAZINE, FORBES, BARRON'S,

Fortune, The Chicago Tribune, USA Today, Institutional Investor, National Underwriter, Selling Life Insurance, Broker World, Registered Representative, Investment Advisor and VARDS.

Additional information concerning a Subaccount's performance and these indices and independent sources is provided in the Statement of Additional Information.

                              FIXED ACCOUNT OPTION


Amounts allocated or transferred to the Fixed Account are part of Our General Account, supporting insurance and annuity obligations. Interests in the Fixed Account are not registered under the Securities Act of 1933 ("1933 Act"), and the Fixed Account is not registered as an investment company under the Investment Company Act of 1940 ("1940 Act"). Accordingly, neither the Fixed Account nor any interests therein generally are subject to the provisions of the 1933 or 1940 Acts. We have been advised that the staff of the SEC has not reviewed the disclosures in this Prospectus relating to the Fixed Account. Disclosures regarding the Fixed Account, however, may be subject to the general provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.



Under the Fixed Account Option, We pay a fixed interest rate for stated periods. This Prospectus describes only the aspects of the Contract involving the Separate Account, unless we refer to fixed accumulation and annuity elements.



We guarantee that payments allocated to the Fixed Account earn a minimum fixed interest rate of 3%. At Our discretion, We may credit interest in excess of 3%. We reserve the right to change the rate of excess interest credited. We also reserve the right to declare different rates of excess interest depending on when amounts are allocated or transferred to the Fixed Account. As a result, amounts at any designated time may be credited with a different rate of excess interest than the rate previously credited to such amounts and to amounts allocated or transferred at any other designated time.


                                 THE CONTRACTS

A. GENERAL INFORMATION.


The minimum initial Purchase Payment is $1,000, and the minimum subsequent payment is $500. The minimum subsequent payment is $100 if an Owner authorizes Us to draw on an account via check or electronic debit. Cumulative Purchase Payments in excess of $1,000,000 require Our prior approval. The Internal Revenue Code may also limit the maximum annual amount of Purchase Payments. An allocation to a Subaccount, the Fixed Account or a Guarantee Period must be at least $500.



We may, at any time, amend the Contract in accordance with changes in the law, including applicable tax laws, regulations or rulings, and for other purposes.

An Owner may examine a Contract and return it for a refund during the "free look" period. The length of the free look period depends upon the state in which the Contract is issued. However, it will be at least 10 days from the date the Owner receives the Contract. The amount of the refund depends on the state in which the Contract is issued. Generally, it will be an amount at least equal to the Separate Account Contract Value plus amounts allocated to the General Account and the Guarantee Periods on the date We receive the returned Contract, without any deduction for Withdrawal Charges or Records Maintenance Charges. Some states require the return of the Purchase Payment. In addition, a special free look period applies in some circumstances to Contracts issued as Individual Retirement Annuities, Simplified Employee Pensions--IRAs or as Roth Individual Retirement Annuities.


During the Accumulation Period, the Owner may assign the Contract or change a Beneficiary at any time by signing Our form. No assignment or Beneficiary change is binding on Us until We receive it. We assume no responsibility for the validity of the assignment or Beneficiary change. An assignment will subject the Owner to immediate tax liability and may subject the Owner to a 10% tax penalty. (See "Tax Treatment of Withdrawals, Loans and Assignments.")


Amounts payable during the Annuity Period may not be assigned or encumbered. In addition, to the extent permitted by law, annuity payments are not subject to levy, attachment or other judicial process for the payment of the payee's debts or obligations.


The Owner designates the Beneficiary. If the Annuitant or Owner dies, and no designated Beneficiary or contingent beneficiary is alive at that time, We will pay the Annuitant's or Owner's estate.


Under a Qualified Plan Contract, the provisions of the applicable plan may prohibit a change of Beneficiary. Generally, an interest in a Qualified Plan Contract may not be assigned.

B. THE ACCUMULATION PERIOD.

1. APPLICATION OF PURCHASE PAYMENTS.


The Owner selects the allocation of Purchase Payments to the Subaccount(s), Guarantee Periods, or Fixed Account. The amount of each Purchase Payment allocated to a Subaccount is based on the value of an Accumulation Unit, as computed after We receive the Purchase Payment. Generally, We determine the value of an Accumulation Unit by 3:00 p.m. Central time on each day that the New York Stock Exchange is open for trading. Purchase Payments allocated to a Guarantee Period or to the Fixed Account begin earning interest one day after We receive them. However, with respect to initial Purchase Payments, the amount is credited only after We determine to issue the Contract, but no later than the second day after We receive the Purchase Payment. After the initial purchase, We determine the number of Accumulation Units credited by dividing the Purchase Payment allocated to a Subaccount by the Subaccount's Accumulation Unit value, as computed after We receive the Purchase Payment.

The number of Accumulation Units will not change due to investment experience. Accumulation Unit value varies to reflect the investment experience of the Subaccount and the assessment of charges against the Subaccount, other than the Records Maintenance Charge and Guaranteed Retirement Income Benefit Charge. The number of Accumulation Units is reduced when the Records Maintenance Charge and Guaranteed Retirement Income Benefit Charge are assessed.


If We are not provided with information sufficient to establish a Contract or to properly credit the initial Purchase Payment, We will promptly request the necessary information. If the requested information is not furnished within five
(5) business days after We receive the initial Purchase Payment, or if We determine that We cannot issue the Contract within the five (5) day period, We will return the initial Purchase Payment to the Owner, unless the Owner consents to Our retaining the Purchase Payment until the application is completed.


We will issue a Contract without a signed application if:

     - a dealer provides us with application information, electronically or in writing


     - We receive the initial Purchase Payment and


     - the Owner confirms in writing, after the Contract is delivered, that all information in the Contract is correct.

2. ACCUMULATION UNIT VALUE.

Each Subaccount has an Accumulation Unit value. When Purchase Payments or other amounts are allocated to a Subaccount, the number of units purchased is based on the Subaccount's Accumulation Unit value at the end of the current Valuation Period. When amounts are transferred out of or deducted from a Subaccount, units are redeemed in a similar manner.

The Accumulation Unit value for each subsequent Valuation Period is the investment experience factor for that Valuation Period times the Accumulation Unit value for the preceding Valuation Period. Each Valuation Period has a single Accumulation Unit value which applies to each day in the Valuation Period.

Each Subaccount has its own investment experience factor. The investment experience of the Separate Account is calculated by applying the investment experience factor to the Accumulation Unit value in each Subaccount during a Valuation Period.

The investment experience factor of a Subaccount for any Valuation Period is determined by the following formula:

     (1 / 2) - 3, where:

     (1) is the net result of:

         - the net asset value per share of the investment held in the Subaccount determined at the end of the current Valuation Period; plus

         - the per share amount of any dividend or capital gain distributions made by the investments held in the Subaccount, if the "ex-dividend" date occurs during the current Valuation Period; plus or minus

         - a charge or credit for any taxes reserved for the current Valuation Period which We determine have resulted from the investment operations of the Subaccount;


     (2) is the net asset value per share of the investment held in the Subaccount determined at the end of the preceding Valuation Period;

     (3) is the factor representing the mortality and expense risk and administration charges.

3. GUARANTEE PERIODS OF THE MVA OPTION.

An Owner may allocate Purchase Payments to one or more Guarantee Periods with durations of one to ten years. Each Guarantee Period has a Guaranteed Interest Rate which will not change during the Guarantee Period. Interest is credited daily at the effective annual rate.

The following example illustrates how we credit Guarantee Period interest.

                EXAMPLE OF GUARANTEED INTEREST RATE ACCUMULATION

Purchase Payment:              $40,000
Guarantee Period:              5 Years
Guaranteed Interest Rate:      4.0% Effective Annual Rate

                             INTEREST CREDITED       CUMULATIVE
YEAR                            DURING YEAR       INTEREST CREDITED
----                         -----------------    -----------------
1........................        $1,600.00            $1,600.00
2........................         1,664.00             3,264.00
3........................         1,730.56             4,994.56
4........................         1,799.78             6,794.34
5........................         1,871.77             8,666.11

Accumulated value at the end of 5 years is:
                        $40,000 + $8,666.11 = $48,666.11

NOTE: THIS EXAMPLE ASSUMES THAT NO WITHDRAWALS ARE MADE DURING THE FIVE-YEAR PERIOD. IF THE OWNER MAKES WITHDRAWALS OR TRANSFERS DURING THIS PERIOD, MARKET VALUE ADJUSTMENTS AND WITHDRAWAL CHARGES APPLY.

THE HYPOTHETICAL INTEREST RATE IS NOT INTENDED TO PREDICT FUTURE GUARANTEED INTEREST RATES. ACTUAL GUARANTEED INTEREST RATES FOR ANY GUARANTEE PERIOD MAY BE MORE OR LESS THAN THOSE SHOWN.


At the end of any Guarantee Period, We send written notice of the beginning of a new Guarantee Period. A new Guarantee Period for the same duration starts unless the Owner elects another Guarantee Period within thirty days after the end of the terminating Guarantee Period. The Owner may choose a different Guarantee Period by preauthorized telephone instructions or by giving Us written notice. An Owner should not select a new Guarantee Period extending beyond the Annuity Date. Otherwise, the guarantee period amount available for annuitization is subject to Market Value Adjustments and may be subject to Withdrawal Charges. (See "Market Value Adjustment" and "Withdrawal Charge" below.)


The amount reinvested at the beginning of a new Guarantee Period is the Guarantee Period Value for the Guarantee Period just ended. The Guaranteed Interest Rate in effect when the new Guarantee Period begins applies for the duration of the new Guarantee Period.


An Owner may call Us at 1-800-621-5001 or write Kemper Investors Life Insurance Company, Customer Service, at 1 Kemper Drive, Long Grove, Illinois 60049 for the new Guaranteed Interest Rates.


4. ESTABLISHMENT OF GUARANTEED INTEREST RATES.


We declare the Guaranteed Interest Rates for each of the ten durations of Guarantee Periods from time to time as market conditions dictate. Once established, rates are guaranteed for the respective Guarantee Periods. We advise an Owner of the Guaranteed Interest Rate for a chosen Guarantee Period when We receive a Purchase Payment, when a transfer is effectuated or when a Guarantee Period renews. Withdrawals of Accumulated Guarantee Period Value are subject to Withdrawal Charges and Records Maintenance Charges and may be subject to a Market Value Adjustment. (See "Market Value Adjustment" below.)



We have no specific formula for establishing the Guaranteed Interest Rates. The determination may be influenced by, but not necessarily correspond to, the current interest rate environment. (See "The MVA Option".) We may also consider, among other factors, the duration of a Guarantee Period, regulatory and tax requirements, sales commissions and administrative expenses We bear, and general economic trends.


WE MAKE THE FINAL DETERMINATION OF THE GUARANTEED INTEREST RATES TO BE DECLARED.

WE CANNOT PREDICT OR GUARANTEE THE LEVEL OF FUTURE GUARANTEED INTEREST RATES.

5. CONTRACT VALUE.

On any Valuation Date, Contract Value equals the total of:

     - the number of Accumulation Units credited to each Subaccount times

     - the value of a corresponding Accumulation Unit for each Subaccount plus

     - the Owner's Accumulated Guarantee Period Value in the MVA Option plus

     - the Owner's interest in the Fixed Account.

6. TRANSFER DURING ACCUMULATION PERIOD.

During the Accumulation Period, an Owner may transfer the Contract Value among the Subaccounts, the Guarantee Periods and the Fixed Account subject to the following provisions:

     - the amount transferred must be at least $100 unless the total Contract Value attributable to a Subaccount, Guarantee Period or Fixed Account is transferred;

     - the Contract Value remaining in a Subaccount, Guarantee Period or Fixed Account must be at least $500 unless the total value is transferred;

     - transfers may not be made from any Subaccount to the Fixed Account over the six months following any transfer from the Fixed Account into one or more Subaccounts;

     - transfers from the Fixed Account may be made one time during the Contract Year during the thirty days following an anniversary of a Contract Year.


We may charge a $25 fee for each transfer in excess of 12 transfers per calendar year. However, transfers made pursuant to the Asset Allocation and Dollar Cost Averaging programs do not count toward these 12 transfers. In addition, transfers of Guarantee Period Value are subject to Market Value Adjustment unless the transfer is made within thirty days of the end of the Guarantee Period. Because a transfer before the end of a Guarantee Period is subject to a Market Value Adjustment, the amount transferred from the Guarantee Period may be more or less than the requested dollar amount.



We make transfers pursuant to written or telephone instructions specifying in detail the requested changes. Transfers involving a Subaccount are based upon the Accumulation Unit values, as calculated after We receive transfer instructions. We may suspend, modify or terminate the transfer provision. We disclaim all liability if We follow in good faith instructions given in accordance with Our procedures, including requests for personal identifying information, that are designed to limit unauthorized use of the privilege. Therefore, an Owner bears the risk of loss in the event of a fraudulent telephone transfer.



If an Owner authorizes a third party to transact transfers on the Owner's behalf, We will reallocate the Contract Value pursuant to the authorized asset allocation program. However, We do not offer or participate in any asset allocation program and We take no responsibility for any third party asset allocation program. We may suspend or cancel acceptance of a third party's instructions at any time and may restrict the investment options available for transfer under third party authorizations.



An Owner may elect to have transfers made automatically among the Subaccounts on an annual, semiannual or quarterly basis so that Contract Value is reallocated to match the percentage allocations in the Owner's predefined allocation elections. Transfers under this program are not be subject to the $100 minimum transfer limitation. An election to participate in the automatic asset reallocation program must be in writing on Our form and returned to Us.

7. WITHDRAWAL DURING ACCUMULATION PERIOD.


The Owner may redeem some or all of the Contract Value minus previous withdrawals, plus or minus any applicable Market Value Adjustment and minus any Withdrawal Charge. Withdrawals will have tax consequences. (See "Federal Tax Matters.") A withdrawal of the entire Contract Value is called a surrender.



Partial withdrawals and surrenders are subject to the following:



In any Contract Year, an Owner may withdraw or surrender the Contract, without Withdrawal Charge, up to the greater of:


     - the excess of Contract Value over total Purchase Payments subject to Withdrawal Charges, minus prior withdrawals that were previously assessed a Withdrawal Charge, and

     - 10% of the Contract Value.


See "Contract Charges and Expenses -- Withdrawal Charge" for a discussion of charges applicable to partial withdrawals and surrenders.



If Contract Value is allocated to more than one investment option, an Owner must specify the source of the partial withdrawal. If an Owner does not specify the source, We redeem Accumulation Units on a pro rata basis from all investment options in which the Owner has an interest. Accumulation Units attributable to the earliest Contribution Years are redeemed first.


Partial withdrawals are subject to the following:

     - Partial withdrawals are not permitted from the Fixed Account in the first Contract Year.

     - The minimum withdrawal is $100 (before any Market Value Adjustment), or the Owner's entire interest in the investment option(s) from which withdrawal is requested.

     - The Owner must leave at least $500 in each investment option from which the withdrawal is requested, unless the total value is withdrawn.


Election to withdraw shall be made in writing to Us at Suite 102, 1290 Silas Deane Highway, Wethersfield, CT 06109 and should be accompanied by the Contract if surrender is requested. Withdrawal requests are processed only on days when the New York Stock Exchange is open. The Withdrawal Value attributable to the Subaccounts is determined on the basis of the Accumulation Unit values, as calculated after We receive the request. The Withdrawal Value attributable to the Subaccounts is paid within seven (7) days after We receive the request. However, We may suspend withdrawals or delay payment:


     - during any period when the New York Stock Exchange is closed

     - when trading in a Portfolio is restricted or the SEC determines that an emergency exists

     - as the SEC by order may permit.

For withdrawal requests from the MVA Option and the Fixed Account, We may defer any payment for up to six months, as permitted by state law. During the deferral period, We will continue to credit interest at the current Guaranteed Interest Rate for the same Guarantee Period.


8. MARKET VALUE ADJUSTMENT.

Any withdrawal, transfer or annuitization of Guarantee Period Values, unless effected during the "free look" period or within 30 days after a Guarantee Period ends, may be adjusted up or down by a Market Value Adjustment. The Market Value Adjustment applies before deduction of a Withdrawal Charge.

The Market Value Adjustment reflects the relationship between (a) the currently established interest rate ("Current Interest Rate") for a Guarantee Period equal to the remaining length of the Guarantee Period, rounded to the next higher number of complete years, and (b) the Guaranteed Interest Rate applicable to the amount being withdrawn. Generally, if the Guaranteed Interest Rate is the same or lower than the applicable Current Interest Rate, the Market Value Adjustment reduces Market Adjusted Value and results in a lower payment. Thus, if interest rates increase, the withdrawal could be less than the original Purchase Payment or the original amount allocated to a Guarantee Period. Conversely, if the Guaranteed Interest Rate is higher than the applicable Current Interest Rate, the Market Value Adjustment increases Market Adjusted Value and results in a higher payment.

The Market Value Adjustment (MVA) uses this formula:

                                         (1 + I) (t/365)
                MVA    =  MPV    X    [ [-------]        -1 ]
                                         (1 + J)

     Where I is the Guaranteed Interest Rate being credited to the Guarantee Period Value (MPV) subject to the Market Value Adjustment,


     J is the Current Interest Rate We declare, as of the effective date of the application of the Market Value Adjustment, for current allocations to a Guarantee Period the length of which is equal to the balance of the Guarantee Period for the Guarantee Period Value subject to the Market Value Adjustment, rounded to the next higher number of complete years, and


     t is the number of days remaining in the Guarantee Period.

For an illustration showing an upward and a downward adjustment, see Appendix A.

9. GUARANTEED DEATH BENEFIT.


We pay a death benefit to the Beneficiary if any of the following occurs during the Accumulation Period:


     - the Owner, or a joint owner, dies

     - the Annuitant dies with no living contingent annuitant

     - the contingent annuitant dies after the Annuitant


The amount of the death benefit depends on the age of the deceased Owner or Annuitant when the death benefit becomes payable. If the deceased Owner or Annuitant dies before age 91, We will pay the Beneficiary the greatest of the following:



     - Contract Value



     - Purchase Payments minus previous withdrawals, accumulated at 5.00% interest per year to the earlier of the deceased's age 80 or the date of death, plus Purchase Payments minus all withdrawals from age 80 to the date of death; and


     - the greatest anniversary value before death

The greatest anniversary value equals:


     - the Contract Values on each Contract anniversary prior to the deceased's age 81, plus the dollar amount of any Purchase Payments made since that anniversary, minus


     - withdrawals since that anniversary.

We pay Contract Value to the Beneficiary if the Owner or Annuitant dies after age 91. The Owner or Beneficiary, as appropriate, may elect to have all or a part of the death proceeds paid to the Beneficiary under one of the Annuity Options described under "Annuity Options" below.

For Non-Qualified Plan Contracts, if the Beneficiary is the Owner's surviving spouse, the surviving spouse may elect to be treated as the successor Owner of the Contract with no requirement to begin Death Benefit distribution.

10. GUARANTEED RETIREMENT INCOME BENEFIT.


Guaranteed Retirement Income Benefit (GRIB) is an optional Contract benefit. GRIB provides a minimum fixed annuity guaranteed lifetime income to the Annuitant as described below. The Owner must elect GRIB on the initial Contract application. GRIB may be discontinued after the seventh Contract anniversary by written notice to Us. Once discontinued, GRIB may not be elected again.



GRIB may be exercised only within thirty days after the seventh or later Contract anniversary. In addition, GRIB must be exercised between the Annuitant's 60th and 91st birthdays. Therefore, GRIB may not be appropriate for Annuitants age 80 and older. If the Annuitant is younger than age 44 on the Date of Issue, GRIB may be exercised after the Contract's 15th Anniversary.

GRIB payments are based on the greater of:

     - the income provided by applying the GRIB base to the guaranteed annuity factors; and

     - the income provided by applying Contract Value to the current annuity factors.


The GRIB base is the greatest of:



     - Contract Value



     - Purchase Payments minus previous withdrawals, accumulated at 5.00% interest per year to the earlier of the Annuitant's age 80 or the GRIB exercise date plus Purchase Payments minus all withdrawals from age 80 to the GRIB exercise date; and


     - the greatest anniversary value before the exercise date

The greatest anniversary value equals:

     - the highest of the Contract Values on each Contract anniversary prior to the Annuitant's age 81, plus

     - the dollar amount of any Purchase Payments made since that anniversary, minus

     - withdrawals since that anniversary.

The guaranteed annuity factors are based on the 1983a table projected using projection scale G, with interest at 2.5% (the "Annuity 2000" table). However, if GRIB is exercised on or after the 10th Contract anniversary, interest at 3.50% is assumed.

Because GRIB is based on conservative actuarial factors, the income guaranteed may often be less than the income provided by applying Contract Value to current annuity factors.


GRIB is paid for the life of a single Annuitant or the lifetimes of two Annuitants. If paid for the life of a single Annuitant, GRIB is paid in the amount determined above. If paid for the lifetimes of two Annuitants, GRIB is paid in the amount determined above, but the age of the older Annuitant is used to determine the GRIB base.



If the Owner elects GRIB payable for the life of a single Annuitant, the Owner may elect a period certain of 5, 10, 15, or 20 years. If the Annuitant dies before GRIB has been paid for the period elected, the remaining GRIB payments are paid as they fall due to the Beneficiary, if the Beneficiary is a natural person. If the Beneficiary is not a natural person, the remaining payments may be commuted at a minimum 2.50% interest rate and paid in a lump sum.



If the Owner elects GRIB payable for the lifetimes of two Annuitants, the period certain is 25 years. The full GRIB is payable as long as at least one of the two Annuitants is alive, but for no less than 25 years. If both Annuitants die before GRIB has been paid for 25 years, the remaining GRIB payments are paid as they fall due to the Beneficiary, if the Beneficiary is a natural person. If the

Beneficiary is not a natural person, the remaining payments may be commuted at a minimum 2.50% interest rate and paid in a lump sum.



GRIB payments are also available on a quarterly, semi-annual or annual basis. We may make other annuity options available.


                         CONTRACT CHARGES AND EXPENSES

We deduct the following charges and expenses:

     - mortality and expense risk

     - administrative expenses

     - Records Maintenance Charge

     - Withdrawal Charge

     - Guaranteed Retirement Income Benefit charge, if elected

Subject to certain expense limitations, investment management fees and other Fund expenses are indirectly borne by the Owner.

A. CHARGES AGAINST THE SEPARATE ACCOUNT.

1. MORTALITY AND EXPENSE RISK CHARGE.

We assess each Subaccount a daily asset charge for mortality and expense risks at a rate of 1.25% per annum. Variable Annuity payments reflect the investment experience of each Subaccount but are not affected by changes in actual mortality experience or by actual expenses incurred by Us.


The mortality risk We assume arises from two contractual obligations. First, if the Owner or Annuitant dies before age 91 and before the Annuity Date, We may, in some cases, pay more than Contract Value. (See "Guaranteed Death Benefit", page 29) Second, when Annuity Options involving life contingencies are selected, We assume the risk that Annuitants will live beyond actuarial life expectancies.



We also assume an expense risk. Actual expenses of administering the Contracts may exceed the amounts We recover from the Records Maintenance Charge or the administrative cost portion of the daily asset charge.


2. ADMINISTRATIVE COSTS.


We assess each Subaccount a daily asset charge for administrative costs at a rate of .15% per annum. This charge reimburses Us for expenses incurred for administering the Contracts. These expenses include Owner inquiries, changes in allocations, Owner reports, Contract maintenance costs, and data processing costs. The administrative charge covers the average anticipated administrative expenses incurred while the Contracts are in force. There is not necessarily a direct relationship between the amount of the charge and the administrative costs of a particular Contract.

3. RECORDS MAINTENANCE CHARGE.

We deduct an annual Records Maintenance Charge of $30 during the Accumulation Period. The charge is assessed:

     - at the end of each Contract Year,

     - on Contract surrender and

     - upon annuitization.

However, We do not deduct the Records Maintenance Charge for Contracts with Contract Value of at least $50,000 on the assessment date.

This charge reimburses us for the expenses of establishing and maintaining Contract records. The Records Maintenance Charge reduces the net assets of each Subaccount, Guarantee Period and the Fixed Account.

The Records Maintenance Charge is assessed equally among all investment options in which the Owner has an interest.

4. WITHDRAWAL CHARGE.

We do not deduct a sales charge from any Purchase Payment. However, a Withdrawal Charge covers Contract sales expenses, including commissions and other promotion and acquisition expenses.


Each Contract Year, an Owner may withdraw or surrender the Contract, without Withdrawal Charge, up to the greater of:


     - the excess of Contract Value over total Purchase Payments subject to Withdrawal Charges, minus prior withdrawals that were previously assessed a Withdrawal Charge, and


     - 10% of the Contract Value.


If the Owner withdraws a larger amount, the excess Purchase Payments withdrawn are subject to a Withdrawal Charge. The Withdrawal Charge applies in the first seven Contribution Years following each Purchase Payment as follows:

CONTRIBUTION                        WITHDRAWAL
    YEAR                              CHARGE
------------                        ----------
 First.............................     7%
 Second............................     6%
 Third.............................     5%
 Fourth............................     5%
 Fifth.............................     4%
 Sixth.............................     3%
 Seventh...........................     2%
 Eighth and following..............     0%

Purchase Payments are deemed surrendered in the order in which they were received.

When a withdrawal is requested, the Owner receives a check in the amount requested. If a Withdrawal Charge applies, Contract Value is reduced by the Withdrawal Charge, plus the dollar amount sent to the Owner.

Because Contribution Years are based on the date each Purchase Payment is made, Owners may be subject to a Withdrawal Charge, even though the Contract may have been issued many years earlier. (For additional details, see "Withdrawal During Accumulation Period.")

Subject to certain exceptions and state approvals, withdrawal charges are not assessed on withdrawals:

     - after an Owner has been confined in a hospital or skilled health care facility for at least thirty days and the Owner remains confined at the time of the request;

     - within thirty days following an Owner's discharge from a hospital or skilled health care facility after a confinement of at least thirty days; or

     - if the Owner or Annuitant becomes disabled after the Contract is issued and before age 65.

Restrictions and provisions related to the nursing care or hospitalization disability waivers are described in Contract endorsements.


The Withdrawal Charge compensates Us for Contract distribution expense. Currently, We anticipate Withdrawal Charges will not fully cover distribution expenses. Unrecovered distribution expenses may be recovered from Our general assets. Those assets may include proceeds from the mortality and expense risk charge.



The Withdrawal Charge also applies at annuitization to amounts attributable to Purchase Payments in their seventh Contribution Year or earlier. No Withdrawal Charge applies upon annuitization if the Owner selects Annuity Options 2, 3 or 4 or if payments under Annuity Option 1 are scheduled to continue for at least five years. See "The Annuity Period--Annuity Options" for a discussion of the Annuity Options available.



We may reduce or eliminate the Withdrawal Charge if We anticipate that We will incur lower sales expenses or perform fewer services because of economies due to the size of a group, the average contribution per participant, or the use of mass enrollment procedures. No Withdrawal Charge applies to Contracts sold to officers, directors and employees of KILICO and Kemper Variable Series (formerly Investors Fund Series) ("KVS"), KVS investment advisers and principal underwriter or certain affiliated companies, or to any trust, pension, profit-sharing or other benefit plan for such persons.


5. GUARANTEED RETIREMENT INCOME BENEFIT CHARGE.

The annual charge for GRIB is 0.25% of Contract Value. We deduct a pro rata portion of the charge on each Contract Quarter anniversary. The quarterly charge is deducted pro rata from the investment options in which the Owner has an interest. We no longer charge for GRIB after the Annuitant's 91st birthday.

6. INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES.

Each Portfolio's net asset value reflects the deduction of investment management fees and certain general operating expenses. Subject to limitations,

Owners indirectly bear these fees and expenses. Investment management fees appear on page 7. Further detail is provided in the attached prospectuses for the Portfolios and the Funds' Statements of Additional Information.

7. STATE PREMIUM TAXES.


Certain state and local governments impose a premium tax ranging from 0% to 3.5% of Purchase Payments. If We pay state premium taxes, We may charge the amount paid against Contract Value upon annuitization. See "Appendix--State Premium Tax Chart" in the Statement of Additional Information.


8. EXCEPTIONS.

We may decrease the mortality and expense risk charge, the administration charge, and the Records Maintenance Charge without notice. However, We guarantee that they will not increase. We bear the risk that such charges will not cover Our costs. On the other hand, should such charges exceed Our costs, We will not refund any charges. Any profit is available for corporate purposes including, among other things, payment of distribution expenses.


We may also offer reduced fees and charges, including but not limited to, Records Maintenance Charge and mortality and expense risk and administrative charges, for certain sales that may result in cost savings. We may also reduce or waive fees and charges and/or credit additional amounts on Contracts issued to:



     - employees of ZFS



     - employees and registered representatives (and their families) of broker-dealers (or their affiliated financial institutions) that have entered into selling group agreements with IBS.


Reductions in these fees and charges will not unfairly discriminate against any Owner.

                               THE ANNUITY PERIOD


In addition to GRIB, Contracts may be annuitized under one of several Annuity Options. Annuity payments begin on the Annuity Date and under the selected Annuity Option. The Annuity Date must be at least one year after the Date of Issue. Subject to state variation, the Annuity Date may not be deferred beyond the later of the Annuitant's 91st birthday (100th birthday if the Contract is part of a Charitable Remainder Trust) or ten (10) years after the Date of Issue. However, annuitization is delayed beyond the Annuity Date if We are making systematic withdrawals based on the Owner's life expectancy. In this case, annuitization begins when life expectancy withdrawals are stopped.


1. ANNUITY PAYMENTS.

Annuity payments are based on:

     - the annuity table specified in the Contract,

     - the selected Annuity Option, and

     - the investment performance of the selected Subaccount(s) (if variable annuitization is elected).

Under variable annuitization, the Annuitant receives the value of a fixed number of Annuity Units each month. An Annuity Unit's value reflects the investment performance of the Subaccount(s) selected. The amount of each annuity payment varies accordingly. Annuity payments may be subject to a Withdrawal Charge. (For additional details, see "Withdrawal Charge.")

2. ANNUITY OPTIONS.


The Owner may elect one of the Contract's Annuity Options. The Owner may decide at any time (subject to the provisions of any applicable retirement plan and state variations) to begin annuity payments before the Annuitant's 91st birthday (100th birthday if the Contract is part of a Charitable Remainder Trust) or within ten (10) years after the Date of Issue, whichever is later. The Owner may change the Annuity Option before the Annuity Date. If no other Annuity Option is elected, monthly annuity payments are made in accordance with Option 3 below with a ten (10) year period certain. Generally, annuity payments are made in monthly installments. However, We may make a lump sum payment if the net proceeds available to apply under an Annuity Option are less than $2,000. In addition, if the first monthly payment is less than $25, We may change the frequency of payments to quarterly, semiannual or annual intervals so that the initial payment is at least $25.


The amount of periodic annuity payments may depend upon:

     - the Annuity Option selected;

     - the age and sex of the payee; and

     - the investment experience of the selected Subaccount(s).

     For example:

        - if Option 1, income for a specified period, is selected, shorter periods result in fewer payments with higher values.

        - if Option 2, life income, is selected, it is likely that each payment will be smaller than would result if income for a short period were specified.

        - if Option 3, life income with installments guaranteed, is selected, each payment will probably be smaller than would result if the life income option were selected.

        - if Option 4, the joint and survivor annuity, is selected, each payment is smaller than those measured by an individual life income option.

The age of the payee also influences the amount of periodic annuity payments because an older payee is expected to have a shorter life span, resulting in larger payments. The sex of the payee influences the amount of periodic payments because females live longer than males, resulting in smaller payments. Finally, if the Owner participates in a Subaccount with higher investment performance, it is likely the Owner will receive a higher periodic payment.

If the Owner dies before the Annuity Date, available Annuity Options are limited. Unless the Owner has imposed restrictions, the Annuity Options available are:


     - Option 2 or

     - Option 1 or 3 for a period no longer than the life expectancy of the Beneficiary (but not less than 5 years from the Owner's death).

If the Beneficiary is not an individual, the entire interest must be distributed within 5 years of the Owner's death. The Death Benefit distribution must begin no later than one year from the Owner's death, unless a later date is prescribed by federal regulation.

OPTION 1--INCOME FOR SPECIFIED PERIOD.


Option 1 provides an annuity payable monthly for a selected number of years ranging from five to thirty. Upon the payee's death, if the Beneficiary is an individual, We automatically continue payments to the Beneficiary for the remainder of the period specified. If the Beneficiary is not an individual (e.g., an estate or trust), We pay the discounted value of the remaining payments in the specified period. Although there is no life contingency risk associated with Option 1, We continue to deduct the daily asset charges for mortality and expense risks and administrative costs.


Payees may elect to cancel all or part of the remaining payments due under Option 1. We will then pay the discounted value of the remaining payments.

OPTION 2--LIFE INCOME.

Option 2 provides for an annuity over the lifetime of the payee. If Option 2 is elected, annuity payments terminate automatically and immediately on the payee's death without regard to the number or total amount of payments made. Thus, it is possible for an individual to receive only one payment if death occurred prior to the date the second payment was due.

OPTION 3--LIFE INCOME WITH INSTALLMENTS GUARANTEED.


Option 3 provides an annuity payable monthly during the payee's lifetime. However, Option 3 also provides for the automatic continuation of payments for the remainder of the specified period if the Beneficiary is an individual and payments have been made for less than the specified period. The period specified may be five, ten, fifteen or twenty years. If the Beneficiary is not an individual, We pay the discounted value of the remaining payments in the specified period.


OPTION 4--JOINT AND SURVIVOR ANNUITY.

Option 4 provides an annuity payable monthly while both payees are living. Upon either payee's death, the monthly income payable continues over the life of the surviving payee at a percentage specified when Option 4 is elected. Annuity payments terminate automatically and immediately upon the surviving payee's death without regard to the number or total amount of payments received.

3. ALLOCATION OF ANNUITY.

The Owner may elect payments on a fixed or variable basis, or a combination. Any Fixed Account Contract Value or Guarantee Period Value is annuitized on a fixed basis. Any Separate Account Contract Value is annuitized on a variable basis. The MVA Option is not available during the Annuity Period. An Owner may exercise the transfer privilege during the Accumulation Period. Transfers during the Annuity Period are subject to certain limitations.

4. TRANSFER DURING ANNUITY PERIOD.

During the Annuity Period, the payee may, by written request, transfer Subaccount Value from one Subaccount to another Subaccount or to the Fixed Account, subject to the following limitations:

     - Transfers to a Subaccount are prohibited during the first year of the Annuity Period; subsequent transfers are limited to one per year.

     - All interest in a Subaccount must be transferred.

     - If We receive notice of transfer to a Subaccount more than seven (7) days before an annuity payment date, the transfer is effective during the Valuation Period after the date we receive the notice.

     - If We receive notice of transfer to a Subaccount less than seven (7) days before an annuity payment date, the transfer is effective during the Valuation Period after the annuity payment date.

     - Transfers to the Fixed Account are available only on an anniversary of the first Annuity Date. We must receive notice at least thirty (30) days prior to the anniversary.

A Subaccount's Annuity Unit value is determined at the end of the Valuation Period preceding the effective date of the transfer. We may suspend, change or terminate the transfer privilege at any time.

5. ANNUITY UNIT VALUE.

Annuity Unit value is determined independently for each Subaccount.

Annuity Unit value for any Valuation Period is:

     - Annuity Unit value for the preceding Valuation Period times

     - the net investment factor for the current Valuation Period times

     - an interest factor which offsets the 2.5% per annum rate of investment earnings assumed by the Contract's annuity tables.

The net investment factor for a Subaccount for any Valuation Period is:

     - the Subaccount's Accumulation Unit value at the end of the current Valuation Period, plus or minus the per share charge or credit for taxes reserved; divided by

     - the Subaccount's Accumulation Unit value at the end of the preceding Valuation Period, plus or minus the per share charge or credit for taxes reserved.

6. FIRST PERIODIC PAYMENT UNDER VARIABLE ANNUITY.

When annuity payments begin, the value of the Owner's Contract interest is:

     - Accumulation Unit values at the end of the Valuation Period falling on the 20th or 7th day of the month before the first annuity payment is due times

     - the number of Accumulation Units credited at the end of the Valuation Period minus

     - premium taxes and Withdrawal Charges

The first annuity payment is determined by multiplying the benefit per $1,000 of value shown in the applicable annuity table by the number of thousands of dollars of Contract Value.

A 2.5% per annum rate of investment earnings is assumed by the Contract's annuity tables. If the actual net investment earnings rate exceeds 2.5% per annum, payments increase accordingly. Conversely, if the actual rate is less than 2.5% per annum, annuity payments decrease.

7. SUBSEQUENT PERIODIC PAYMENTS UNDER VARIABLE ANNUITY.

Subsequent annuity payments are determined by multiplying the number of Annuity Units by the Annuity Unit value at the Valuation Period before each annuity payment is due. The first annuity payment is divided by the Annuity Unit value as of the Annuity Date to establish the number of Annuity Units representing each annuity payment. This number does not change.

8. FIXED ANNUITY PAYMENTS.


Each Fixed Annuity payment is determined from tables We prepare. These tables show the monthly payment for each $1,000 of Contract Value allocated to a Fixed Annuity. Payment is based on the Contract Value at the date before the annuity payment is due. Fixed Annuity payments do not change regardless of investment, mortality or expense experience.


9. DEATH PROCEEDS.

If the payee dies after the Annuity Date while the Contract is in force, the death proceeds, if any, depend upon the form of annuity payment in effect at the time of death. (See "Annuity Options.")

                              FEDERAL INCOME TAXES

A. INTRODUCTION

This discussion is not exhaustive and is not intended as tax advice. A qualified tax adviser should always be consulted with regard to the application of the law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.


This discussion does not address state or local tax consequences associated with buying a Contract. In addition, WE MAKE NO GUARANTEE REGARDING ANY TAX TREATMENT--FEDERAL, STATE, OR LOCAL--OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.


B. OUR TAX STATUS


We are taxed as a life insurance company and the operations of the Separate Account are treated as a part of Our total operations. The Separate Account is not separately taxed as a "regulated investment company". Investment income and capital gains of the Separate Account are not taxed to the extent they are applied under a Contract. We do not anticipate that We will incur federal income tax liability attributable to the income and gains of the Separate Account, and therefore We do not intend to provide for these taxes. If We are taxed on investment income or capital gains of the Separate Account, then We may impose a charge against the Separate Account to provide for these taxes.


C. TAXATION OF ANNUITIES IN GENERAL

1. TAX DEFERRAL DURING ACCUMULATION PERIOD

Under the Code, except as described below, increases in the Contract Value of a Non-Qualified Plan Contract are generally not taxable to the Owner or Annuitant until received as annuity payments or otherwise distributed. However, certain requirements must be satisfied for this general rule to apply, including:

     - the Contract must be owned by an individual

     - Separate Account investments must be "adequately diversified"

     - We, rather than the Owner, must be considered the owner of Separate Account assets for federal tax purposes, and

     - annuity payments must appropriately amortize Purchase Payments and Contract earnings.

NON-NATURAL OWNER. As a general rule, deferred annuity contracts held by "non-natural persons", such as corporations, trusts or similar entities, are not annuity contracts for federal income tax purposes. The investment income on these contracts is taxed as ordinary income received or accrued by the non-natural owner. There are exceptions to this general rule for non-natural owners. Contracts are generally treated as held by a natural person if the nominal owner is a trust or other entity holding the contract as an agent for a natural person. However, this special exception does not apply to an employer who is the nominal owner of a contract under a non-qualified deferred compensation plan for its employees.

Additional exceptions to this rule include:

     - contracts acquired by a decedent's estate

     - certain Qualified Plan Contracts

     - Contracts purchased by employers at termination of certain qualified plans

     - Contracts used with structured settlement agreements

     - Contracts purchased with a single premium when the annuity starting date is no later than a year from Contract purchase and substantially equal periodic payments are made at least annually.

DIVERSIFICATION REQUIREMENTS. For a contract to be treated as an annuity for federal income tax purposes, separate account investments must be "adequately diversified". The Treasury Secretary issued regulations prescribing standards for adequately diversifying separate account investments. If the Separate Account failed to comply with these diversification standards, the Contract would not be treated as an annuity contract for federal income tax purposes and the Owner would generally be taxed on the difference between Contract Value and Purchase Payments.


Although We do not control Fund investments, We expect the Fund will comply with these regulations so that the Separate Account will be considered "adequately diversified."



OWNERSHIP TREATMENT. In certain circumstances, a variable annuity contract owner may be considered the owner of the assets of the separate account supporting the contract. Then, income and gains from separate account assets are includible in the owner's gross income. The IRS, in published rulings, stated that a variable contract owner will be considered the owner of separate account assets if the owner possesses the ability to exercise investment control over the assets. As of the date of this Prospectus, no investor control guidance is available.


We may modify the Contract as necessary to attempt to prevent the Owner from being considered the owner of the Separate Account assets.

DELAYED ANNUITY DATES. If the Annuity Date occurs (or is scheduled to occur) when the Annuitant has reached an advanced age, E.G., past age 85, the Contract might not be treated as an annuity for federal income tax purposes. In that event, the income and gains under the Contract could be currently includible in the Owner's income.

The following discussion assumes that the Contract is treated as an annuity contract for tax purposes and that We are treated as the owner of Separate Account assets.

2. TAXATION OF PARTIAL AND FULL WITHDRAWALS


Partial withdrawals from a Non-Qualified Plan Contract are includible in income if the withdrawal includes investment gain. Full withdrawals are also includible in income if they exceed the "investment in the contract." Investment in the contract equals the total of Purchase Payments minus amounts previously received from the Contract.


Any assignment or pledge (or agreement to assign or pledge) of Contract Value, is treated as a withdrawal. Investment in the contract is increased by the amount includible in income with respect to such assignment or pledge. If an individual transfers a Contract interest without adequate consideration to someone other than the Owner's spouse (or to a former spouse incident to divorce), the Owner is taxed on the difference between Contract Value and the "investment in the contract." In this case, the transferee's investment in the contract is increased to reflect the increase in the transferor's income.


The Contract's death benefit may exceed Purchase Payments or Contract Value. As described in this Prospectus, We impose certain charges with respect to the death benefit. It is possible that those charges (or some portion) could be treated as a partial withdrawal.


There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to one another. A tax adviser should be consulted in those situations.

3. TAXATION OF ANNUITY PAYMENTS

Normally, the portion of each annuity payment taxable as income equals the payment minus the exclusion amount. The exclusion amount for variable annuity payments is the "investment in the contract" allocated to the variable annuity option and adjusted for any period certain or refund feature, divided by the number of payments expected to be made. The exclusion amount for fixed annuity payments is the payment times the ratio of the investment in the contract allocated to the fixed annuity option and adjusted for any period certain or refund feature, to expected value of all annuity payments.

Once the total amount of the investment in the contract is excluded using these ratios, annuity payments will be fully taxable. If annuity payments stop because the Annuitant dies before the total amount of the investment in the contract is recovered, the unrecovered amount generally is allowed as a deduction to the Annuitant in the last taxable year.

4. TAXATION OF DEATH BENEFITS

Amounts may be distributed upon the Owner's or Annuitant's death. Before the Annuity Date, death benefits are includible in income and:

     - if distributed in a lump sum are taxed like a full withdrawal, or

     - if distributed under an annuity option are taxed like annuity payments.

After the Annuity Date, where a guaranteed period exists and the Annuitant dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in income and:

     - if received in a lump sum are includible in income if they exceed the unrecovered investment, or

     - if distributed in accordance with the selected annuity option are fully excludable from income until the remaining investment in the contract is deemed to be recovered.

Thereafter, all annuity payments are fully includible in income.

5. PENALTY TAX ON PREMATURE DISTRIBUTIONS

A 10% penalty tax applies to a taxable payment from a Non-Qualified Plan Contract unless:


     - received on or after the Owner reaches age 59 1/2,



     - attributable to the Owner's disability,



     - made to a Beneficiary after the Owner's death or, for non-natural Owners, after the primary Annuitant's death,



     - made as a series of substantially equal periodic payments (at least annually) for the life (or life expectancy) of the Annuitant or for the joint lives (or joint life expectancies) of the Annuitant and designated Beneficiary,



     - made under a Contract purchased with a single premium when the annuity starting date is no later than a year from Contract purchase and substantially equal periodic payments are made at least annually, or



     - made with annuities used with structured settlement agreements.


6. AGGREGATION OF CONTRACTS

The taxable amount of an annuity payment or withdrawal from a Non-Qualified Plan Contract is determined by combining some or all of the Non-Qualified Plan Contracts owned by an individual. For example, if a person purchases a Contract and also purchases an immediate annuity at approximately the same time, the IRS may treat the two contracts as one contract. In addition, if a person purchases two or more deferred annuity contracts from the same company (or its affiliates) during any calendar year, these contracts are treated as one contract. The effects of this aggregation are not clear. However, it could affect the taxable amount of an annuity payment or withdrawal and the amount which might be subject to the 10% penalty tax.

7. LOSS OF INTEREST DEDUCTION WHERE CONTRACTS ARE HELD BY OR FOR THE BENEFIT OF CERTAIN NON-NATURAL PERSONS

For Contracts issued after June 8, 1997 to a non-natural owner, otherwise deductible interest may no longer be deductible by the owner. However, this interest deduction disallowance does not affect Contracts generating taxable income. Entities considering purchasing the Contract, or entities that will be beneficiaries under a Contract, should consult a tax adviser.

D. QUALIFIED PLANS


The Contracts are also designed for use in connection with retirement plans which receive favorable treatment under sections 401, 403, 408, 408A or 457 of the Code ("Qualified Plans"). Such contracts are referred to as "Qualified Contracts." Numerous special tax rules apply to the participants in Qualified Plans and to Qualified Plan Contracts. We make no attempt in this Prospectus to provide more than general information about use of the Contract with the various types of Qualified Plans.



The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan. For example, for both withdrawals and annuity payments under certain Qualified Contracts, there may be no "investment in the contract" and the total amount received may be taxable. Also, loans from Qualified Contracts, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan, the number of allowable loans and the manner in which the loan must be repaid. (Owners should always consult their tax advisers and retirement plan fiduciaries prior to exercising their loan privileges.) Both the amount of the contribution that may be made, and the tax deduction or exclusion that the Owner may claim for such contribution, are limited under Qualified Plans. If this Contract is used with a Qualified Plan, the Owner and Annuitant must be the same individual. If a joint Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. Also, if a joint Annuitant is named who is not the Annuitant's spouse, the annuity options which are available may be limited, depending on the difference in their ages. Furthermore, the length of any Guarantee Period may be limited in some circumstances to satisfy certain minimum distribution requirements under the Code.



Under a Qualified Contract, rules specify the form of distribution and start dates. An excise tax is imposed for failure to comply with the minimum distribution requirements. This excise tax generally equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the Qualified Plan. In the case of "Individual Retirement Annuities" ("IRAs"), distributions of minimum amounts (as specified in the tax law) must generally commence by April 1 of the calendar year following the calendar year in which the owner attains age 70 1/2. In the case of certain other Qualified Plans, distributions of such minimum amounts must generally commence by the later of this date of April 1 of the calendar year following the calendar year in which the employee retires.


A 10% penalty tax may apply to the taxable amount of payments from Qualified Plan Contracts. For Individual Retirement Annuities, the penalty tax does not apply to a payment:


     - received after the Owner reaches age 55 and has separated from service,



     - received after the Owner reaches age 59 1/2,



     - received after the Owner's death or because of the Owner's disability, or



     - made as a series of substantially equal periodic payments (at least annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and designated beneficiary.


In addition, the penalty tax does not apply to certain distributions taken after December 31, 1997 used for qualified first time home purchases or for higher education expenses. Special conditions must be met to qualify for these exceptions. Owners wishing to take a distribution for these purposes should consult their tax adviser. Other exceptions may apply.


Qualified Plan Contracts are amended to conform to plan requirements. However, Owners, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under Qualified Plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract. In addition, We are not bound by terms and conditions of Qualified Plans if they are inconsistent with the Contract.


1. QUALIFIED PLAN TYPES

We issue Contracts for the following types of Qualified Plans.


INDIVIDUAL RETIREMENT ANNUITIES. The Code permits eligible individuals to contribute to an individual retirement annuity known as an "IRA." IRAs limit the amounts contributed, the persons eligible and the time when distributions start. Also, subject to direct rollover and mandatory withholding requirements, distributions from other types of Qualified Plans may be "rolled over" on a tax-deferred basis into an IRA. The Contract may not fund an "Education IRA."


SIMPLIFIED EMPLOYEE PENSIONS (SEP-IRAS). The Code allows employers to establish simplified employee pension plans, using the employees' IRAs. Under these plans the employer may make limited deductible contributions on behalf of the employees to IRAs. Employers and employees intending to use the Contract in connection with these plans should seek tax competent advice.


SIMPLE IRAS. The Code permits certain small employers to establish "SIMPLE retirement accounts," including SIMPLE IRAs, for their employees. Under

SIMPLE IRAs, certain deductible contributions are made by both employees and employers. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. As discussed above (see Individual Retirement Annuities), there is some uncertainty regarding the proper characterization of the Contract's death benefit for purposes of the tax rules governing IRAs (which would include SIMPLE IRAs). Employers and employees intending to use the Contract in connection with such plans should seed competent advice.


ROTH IRAS. The Code permits contributions to an IRA known as a "Roth IRA." Roth IRAs differ from other IRAs in that:

     - Roth IRA contributions are never deductible,

     - "qualified distributions" from a Roth IRA are excludable from income,

     - different eligibility and mandatory distribution requirements apply,

     - a rollover to a Roth IRA must be a "qualified rollover contribution," under the Code.


A rollover from an IRA to a Roth IRA is includible in gross income but the 10 percent penalty tax does not apply.


An IRA may be converted into a Roth IRA without taking a distribution. An individual may convert by notifying the IRA issuer or trustee. The conversion of an IRA to a Roth IRA is a special type of qualified rollover distribution. Hence, the IRA participant must be eligible for a qualified rollover distribution to convert an IRA to a Roth IRA. A conversion typically results in the inclusion of some or all of the IRA value in gross income. Persons with adjusted gross incomes in excess of $100,000 or who are married and file a separate return are not eligible to make a qualified rollover contribution or a transfer in a taxable year from a non-Roth IRA to a Roth IRA.

Any "qualified distribution" from a Roth IRA is excludible from gross income. A "qualified distribution" is:

     - a payment or distribution

        -- made after the Owner attains age 59 1/2,

        -- made after the Owner's death,

        -- attributable to the Owner being disabled, or


        -- made to a qualified first-time homebuyer.


     - a payment or distribution made in a taxable year that is five years or more after

        -- the first taxable year for which a contribution was made to the Owner's Roth IRA, or

        -- the first taxable year for which rollover was made to the Owner's
           Roth IRA. A non-qualified distribution from a Roth IRA is generally taxed like a distribution from an IRA. Distributions from a Roth IRA need not commence at age 70 1/2.


CORPORATE AND SELF-EMPLOYED ("H.R. 10" AND "KEOGH") PENSION AND PROFIT-SHARING PLANS. The Code permits corporate employers to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh", permits self-employed individuals also to establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of the Contracts in order to provide benefits under the plans. The Contract provides a death benefit that in certain circumstances may exceed the greater of the Purchase Payments and the Contract Value. It is possible that such death benefit could be characterized as an incidental death benefit. There are limitations on the amount of incidental benefits that may be provided under pension and profit sharing plans. In addition, the provision of such benefits may result in current taxable income to participants. Employers intending to use the Contract in connection with such plans should seek competent advice.



TAX-SHELTERED ANNUITIES. Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the amount of purchase payments from taxable gross income. These annuity contracts are commonly referred to as "tax-sheltered annuities". Purchasers of the Contracts for such purposes should seek competent advice as to eligibility, limitations on permissible amounts of purchase payments and other tax consequences associated with the Contracts. In particular, purchasers should consider that the Contract provides a death benefit that in certain circumstances may exceed the greater of the Purchase Payments and the Contract Value. It is possible that such death benefit could be characterized as an incidental death benefit. If the death benefit were so characterized, this could result in currently taxable income to purchasers. In addition, there are limitations on the amount of incidental benefits that may be provided under a tax-sheltered annuity. Even if the death benefit under the Contract were characterized as an incidental death benefit, it is unlikely to violate those limits unless the Contract Owner also purchases a life insurance contract as part of his or her tax-sheltered annuity plan.



Tax-sheltered annuity contracts must contain restrictions on withdrawals of



     - contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988,



     - earnings on those contributions, and



     - earnings after December 31, 1988 on amounts attributable to salary reduction contributions held as of December 31, 1998. These amounts can be paid only if the employee has reached age 59 1/2, separated from service, died, or becomes disabled, or in the case of hardship. Amounts permitted to be distributed in the event of hardship are limited to actual contributions; earnings thereon cannot be distributed on account of hardship. Amounts subject to the withdrawal restrictions applicable to section 403(b)(7) custodial accounts may be subject to more stringent restrictions.



DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT ORGANIZATIONS. The Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a Contract purchased by a state or local government or a tax-exempt organization will not be treated as an annuity contract for federal income tax purposes. Those who intend to use the Contracts in connection with such plans should seek competent advice.



2. DIRECT ROLLOVERS



If the Contract is used in connection with a retirement plan that is qualified under sections 401(a), 403(a), or 403(b) of the Code, any "eligible rollover distribution" from the Contract will be subject to "direct rollover" and mandatory withholding requirements. An eligible rollover distribution generally is any taxable distribution from such a qualified retirement plan, excluding certain amounts such as



     - minimum distributions required under section 401(a)(9) of the Code, and



     - certain distributions for life, life expectancy, or for 10 years or more which are part of a "series of substantially equal periodic payments."



Under these requirements, federal income tax equal to 20% of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the Contract, discussed below, the Owner cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if, instead of receiving the eligible rollover distribution, the distributee elects to have it directly transferred to certain Qualified Plans. Prior to receiving an eligible rollover distribution, a notice will be provided explaining generally the direct rollover and mandatory withholding requirements and how to avoid the 20% withholding by electing a direct rollover.


E. FEDERAL INCOME TAX WITHHOLDING


We withhold and send to the U.S. Government a part of the taxable portion of each distribution unless the payee notifies Us before distribution of an available election not to have any amounts withheld. In certain circumstances, We may be required to withhold tax. The withholding rates for the taxable portion of periodic annuity payments are the same as the withholding rates for wage payments. In addition, the withholding rate for the taxable portion of non-periodic payments (including withdrawals prior to the maturity date and conversions of, or rollovers from, non-Roth IRAs to Roth IRAs) is 10%. The withholding rate for eligible rollover distributions is 20%.

                           DISTRIBUTION OF CONTRACTS


The Contracts are sold by licensed insurance agents in those states where the Contract may be lawfully sold. The agents are also registered representatives of registered broker-dealers who are members of the National Association of Securities Dealers, Inc. Sales commissions may vary, but are not expected to exceed 6.25% of Purchase Payments. In addition to commissions, We may pay additional promotional incentives, in the form of cash or other compensation, to selling broker-dealers. These incentives may be offered to certain licensed broker-dealers that sell or are expected to sell certain minimum amounts during specified time periods. The Contracts are distributed through the principal underwriter for the Separate Account:

        Investors Brokerage Services, Inc. ("IBS")
        1 Kemper Drive

        Long Grove, Illinois, 60049



IBS is Our wholly-owned subsidiary. IBS enters into selling group agreements with affiliated and unaffiliated broker-dealers. All of the investment options are not available to all Owners. The investment options are available only under Contracts that are sold or serviced by broker-dealers having a selling group agreement with IBS authorizing the sale of Contracts with the investment options specified in this Prospectus. Other distributors may sell and service contracts with different investment options.


                                 VOTING RIGHTS


Proxy materials in connection with any Fund shareholder meeting are delivered to each Owner with Subaccount interests invested in the Fund as of the record date. Proxy materials include a voting instruction form. We vote all Fund shares proportionately in accordance with instructions received from Owners. We will also vote any Fund shares attributed to amounts We have accumulated in the Subaccounts in the same proportion that Owners vote. A Fund is not required to hold annual shareholders' meetings. Funds hold special meetings as required or deemed desirable for such purposes as electing trustees, changing fundamental policies or approving an investment advisory agreement.


Owners have voting rights in a Portfolio based upon the Owner's proportionate interest in the corresponding Subaccount as measured by units. Owners have voting rights before surrender, the Annuity Date or the death of the Annuitant. Thereafter, the payee entitled to receive Variable Annuity payments has voting rights. During the Annuity Period, Annuitants' voting rights decrease as Annuity Units decrease.

                    REPORTS TO CONTRACT OWNERS AND INQUIRIES


After each Contract anniversary, We send Owners a statement showing amounts credited to each Subaccount and to the Fixed Account Option. In addition, Owners transferring amounts among the investment options or making additional payments receive written confirmation of these transactions. We will also send a current statement upon Owner request. Owners are also sent annual and semi-annual reports for the Portfolios that correspond to the Subaccounts in which the Owner invests and a list of the securities held by that Portfolio. In addition, We calculate for an Owner the portion of a total amount that must be invested in a selected Guarantee Period so that the portion grows to equal the original total amount at the expiration of the Guarantee Period.


An Owner may direct inquiries to the selling agent or may call 1-800-621-5001 or write to Kemper Investors Life Insurance Company, Customer Service, 1 Kemper Drive, Long Grove, Illinois 60049.

                             DOLLAR COST AVERAGING


Under Our Dollar Cost Averaging program, a predesignated portion of Subaccount Value is automatically transferred monthly, quarterly, semiannually or annually for a specified duration to other Subaccounts, Guarantee Periods and the Fixed Account. The Dollar Cost Averaging program is available only during the Accumulation Period. An Owner may also elect transfers from the Fixed Account on a monthly or quarterly basis for a minimum duration of one year. An Owner may enroll any time by completing Our Dollar Cost Averaging form. Transfers are made on the second Tuesday of the month. We must receive the enrollment form at least five (5) business days before the transfer date.



An Owner participating in the Dollar Cost Averaging program may allocate all or a portion of the initial Purchase Payment to the Kemper Money Market Subaccount #2. This is the only Subaccount with no deduction for the 1.40% charge for mortality and expense risks and administrative costs. The Owner must transfer all Subaccount Value out of Kemper Money Market Subaccount #2 within one year from the initial Purchase Payment. If an Owner terminates Dollar Cost Averaging or does not deplete all Subaccount Value in Kemper Money Market Subaccount #2 within one year, We automatically transfer any remaining Subaccount Value to Kemper Money Market Subaccount #1.


The minimum transfer amount is $100 per Subaccount, Guarantee Period or Fixed Account. The total Contract Value in an account at the time Dollar Cost Averaging is elected must be at least equal to the amount designated to be transferred on each transfer date times the duration selected.

Dollar Cost Averaging ends if:

     - the number of designated monthly transfers has been completed

     - Contract Value in the transferring account is insufficient to complete the next transfer; the remaining amount is transferred


     - We receive the Owner's written termination at least five (5) business days before the next transfer date


     - the Contract is surrendered or annuitized.

If the Fixed Account balance is at least $10,000, an Owner may elect automatic calendar quarter transfers of interest accrued in the Fixed Account to one or more of the Subaccounts or Guarantee Periods. An Owner may enroll in this program any time by completing Our Dollar Cost Averaging form. Transfers are made within five business days of the end of the calendar quarter. We must receive the enrollment form at least ten (10) days before the end of the calendar quarter.


Dollar Cost Averaging is not available during the Annuity Period.

                           SYSTEMATIC WITHDRAWAL PLAN


We offer a Systematic Withdrawal Plan ("SWP") allowing Owners to pre-authorize periodic withdrawals during the Accumulation Period. Owners instruct us to withdraw selected amounts, or amounts based on the Owner's life expectancy, from the Fixed Account, or from any of the Subaccounts or Guarantee Periods on a monthly, quarterly, semi-annual or annual basis. The SWP is available to Owners who request a minimum $100 periodic payment. A market value adjustment applies to any withdrawals under the SWP from a Guarantee Period, unless effected within 30 days after the Guarantee Period ends. SWP withdrawals from the Fixed Account are not available in the first Contract Year and are limited to the amount not subject to Withdrawal Charges. If the amounts distributed under the SWP from the Subaccounts or Guarantee Periods exceed the free withdrawal amount, the Withdrawal Charge is applied on any amounts exceeding the free withdrawal amount. WITHDRAWALS TAKEN UNDER THE SWP MAY BE SUBJECT TO THE 10% TAX PENALTY ON EARLY WITHDRAWALS AND TO INCOME TAXES AND WITHHOLDING. Owners interested in SWP may obtain an application and information concerning this program and its restrictions from Us or their agent. We give thirty days' notice if We amend the SWP. The SWP may be terminated at any time by the Owner or Us.



                                    EXPERTS





The consolidated balance sheets of KILICO as of December 31, 1998 and 1997 and the related consolidated statements of operations, comprehensive income, stockholder's equity, and cash flows for the years ended December 31, 1998 and 1997 have been included herein and in the registration statement in reliance upon the report of PricewaterhouseCoopers LLP, independent public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The consolidated statements of operations, comprehensive income, stockholder's equity, and cash flows of KILICO and subsidiaries for the period from January 4, 1996 to December 31, 1996 and the financial statement schedules as of December 31, 1996, have been included herein and in the registration statement in reliance upon the report of KPMG LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

                                 LEGAL MATTERS


Legal matters with respect to Our organization, Our authority to issue annuity contracts and the validity of the Contract have been passed upon by Frank Julian, Our Associate General Counsel. Jorden Burt Boros Cicchetti Berenson & Johnson, Washington, D.C., has advised Us on certain legal matters concerning federal securities laws applicable to the issue and sale of the Contracts.


                             SPECIAL CONSIDERATIONS

We reserve the right to amend the Contract to meet the requirements of federal or state laws or regulations. We will notify the Owner in writing of these amendments.


An Owner's rights under a Contract may be assigned as provided by law. An assignment will not be binding upon Us until We receive a written copy of the assignment. The Owner is solely responsible for the validity or effect of any assignment. The Owner, therefore, should consult a qualified tax adviser regarding the tax consequences, as an assignment may be a taxable event.


                             AVAILABLE INFORMATION

We are subject to the informational requirements of the Securities Exchange Act of 1934 and file reports and other information with the SEC. These reports and other information can be inspected and copied at the SEC's public reference facilities at Room 1024, 450 Fifth Street, N.W., Washington, D.C. and 500 West Madison, Suite 1400, Northwestern Atrium Center, Chicago, Illinois. Copies also can be obtained from the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates.

We have filed registration statements (the "Registration Statements") relating to the Contracts with the SEC under the Securities Act of 1933. This Prospectus has been filed as part of the Registration Statements and does not contain all of the information set forth in the Registration Statements. These Registration Statements contain further information about Us and the Contracts. The Registration Statements may be inspected and copied, and copies can be obtained at prescribed rates, as mentioned above.


                                    BUSINESS



CORPORATE STRUCTURE



KEMPER INVESTORS LIFE INSURANCE COMPANY ("KILICO"), founded in 1947, is incorporated under the insurance laws of the State of Illinois. We are licensed in the District of Columbia and all states except New York. We are a wholly-owned subsidiary of Kemper Corporation ("Kemper"), a nonoperating holding company.

CORPORATE CONTROL EVENTS



Effective January 4, 1996, Zurich Insurance Company ("Zurich"), Insurance Partners, L.P. ("IP") and Insurance Partners Offshore (Bermuda), L.P. (together with IP, "Insurance Partners") owned 80 percent and 20 percent, respectively, of Kemper and therefore KILICO. On February 27, 1998, Zurich acquired Insurance Partner's remaining 20 percent interest for cash. As a result of this transaction, Kemper and KILICO became wholly-owned subsidiaries of Zurich.



Effective September 7, 1998, the businesses of Zurich merged with the financial services business of B.A.T. Industries forming Zurich Financial Services ("ZFS"). ZFS is owned by Zurich Allied AG and Allied Zurich p.l.c., fifty-seven percent and forty-three percent, respectively. Zurich Allied AG, representing the financial interest of the former Zurich Group, is listed on the Swiss Market Index, replacing Zurich. Allied Zurich p.l.c., representing the financial interest of B.A.T. Industries, is included in the FTSE-100 Share Index in London.



The acquisition of KILICO on January 4, 1996, was accounted for using the purchase method of accounting. Our consolidated financial statements prior to January 4, 1996, were prepared on a historical cost basis and have been labeled as "preacquisition" where appropriate in this Prospectus. Our included consolidated financial statements have been prepared in conformity with generally accepted accounting principles.



We originally began to amortize goodwill resulting from the acquisition on a straight-line basis over twenty-five years. However, in the fourth quarter of 1997, We changed Our amortization period to twenty years. The change in amortization periods was made to conform to Zurich's accounting practices and policies. The change resulted in an increase in goodwill amortization of $5.1 million in 1997.



STRATEGIC INITIATIVES



Our management, operations and strategic directions are integrated with those of another Kemper subsidiary, Federal Kemper Life Assurance Company ("FKLA"). The integration streamlined management, controlled costs, improved profitability, increased operating efficiencies and productivity, and helped to expand both companies' distribution capabilities. Headquartered in Long Grove, Illinois, FKLA markets term and interest-sensitive life insurance, as well as certain annuity products through brokerage general agents and other independent distributors.



Over the last several years, We increased the competitiveness of Our variable annuity products by adding multiple variable subaccount investment options and investment managers to existing variable annuity products. In 1996, We introduced a registered flexible individual variable life insurance product. In 1997, We introduced a non-registered individual and group variable bank-owned life insurance contract ("BOLI") and a series of individual variable life insurance contracts. In 1998, We introduced a new registered individual variable annuity product with 29 variable subaccount investment options and various investment managers.



NARRATIVE DESCRIPTION OF BUSINESS



We offer both individual fixed-rate (general account) and individual and group variable (separate account) annuity contracts, as well as individual term life, universal life and individual and group variable life insurance products through various distribution channels. We offer investment-oriented products, guaranteed returns or a combination of both, to help policyholders meet multiple insurance and financial objectives. Financial institutions, securities brokerage firms, insurance agents and financial planners are important distribution channels for Our products. Our sales mainly consist of deposits received on certain long duration annuity and variable life insurance contracts as well as reinsurance premiums assumed from FKLA beginning in 1996.



Our fixed and variable annuities generally have surrender charges that are a specified percentage of policy values and decline as the policy ages. General account annuity and interest-sensitive life policies are guaranteed to accumulate at specified interest rates but allow for periodic crediting rate changes.



Over the last several years, in part reflecting the current interest rate environment, We have increased Our emphasis on marketing Our existing and new separate account products. Unlike the fixed-rate annuity business where We manage spread revenue, such variable products pose minimal investment risk for Us, as policyholders direct their premium to one or more subaccounts that invest in underlying investment funds. We, in turn, receive administrative fee revenue on such variable products which compensates Us for providing death benefits potentially in excess of cash surrender values. In addition, on variable life insurance contracts, cost of insurance charges compensate Us for providing death benefit coverage substantially in excess of surrender values.



As a result of this strategy, Our separate account assets and related sales of Our variable annuity and life products have increased as follows (in millions):



                                                   DECEMBER 31
                                          ------------------------------
                                            1998       1997       1996
                                            ----       ----       ----
Separate account assets.................  $7,099.2   $5,122.0   $2,127.2
                                          ========   ========   ========



                                              YEAR ENDED DECEMBER 31
                                          ------------------------------
                                            1998       1997       1996
                                            ----       ----       ----
Variable annuity sales..................  $  300.4   $  259.8   $  254.6
Variable life sales.....................   1,523.0    2,708.6         .2
                                          --------   --------   --------
  Total separate account sales..........  $1,823.4   $2,968.4   $  254.8
                                          ========   ========   ========



In 1996, We added several new subaccounts and new investment managers as investment portfolio choices for certain purchasers of the Kemper Advantage III variable annuity product. During mid-1998, We introduced Destinations, a registered individual variable annuity product. Destinations offers 29 variable subaccount investment options with various investment managers, ten guarantee period accounts and a fixed account, dollar cost averaging and a guaranteed retirement income benefit option.



During late 1996, We introduced Power V, a registered flexible premium variable life insurance product. During mid-1997, We also introduced variable BOLI, a group variable life insurance contract that is primarily marketed to banks and other large corporate entities. Also in 1997, We issued a series of non-registered variable individual universal life insurance contracts that are marketed primarily to high net worth individuals. Significant fluctuations in Our sales of the variable life products are due mainly to the nature of the BOLI product -- high dollar volume per sale, low frequency of sales--and the uncertainty surrounding BOLI's tax advantaged status since the release of the Clinton Administration's Fiscal Year 1998 Budget, continuing with the release of the 1999 Budget.



Investors Brokerage Services, Inc. ("IBS"), Our wholly-owned subsidiary, is the principal underwriter and distributor of the variable annuity and variable life products. Another Zurich affiliate is the principal underwriter and distributor for the BOLI and high net worth products.



Current crediting rates, a conservative investment strategy and the interest rate environment have impacted Our general account annuity sales over the last several years. Our general account fixed annuity sales were as follows (in millions):



                                                YEAR ENDED DECEMBER 31
                                               ------------------------
                                                1998     1997     1996
                                                ----     ----     ----
General account fixed annuity sales..........  $179.9   $145.7   $140.6
                                               ======   ======   ======



Strong stock and bond markets during 1996 and most of 1997, which influenced potential buyers of fixed annuity products to purchase variable annuity products, caused sales of general account annuities to increase only slightly in 1997, compared with 1996. Sales of general account annuities increased in 1998, compared with 1997, as certain investors opted for fixed crediting rates rather than other investment alternatives available during a period of market uncertainty, primarily in the second half of 1998.



During 1998 and 1997, We assumed $21.6 million and $21.1 million, respectively, of term life insurance premiums from FKLA. Excluding the amounts assumed from FKLA, Our total term life sales, including new and renewal premiums, net of reinsurance ceded, amounted to $846 thousand in 1998, compared with $1.1 million in 1997 and $565 thousand in 1996.



FEDERAL INCOME TAX DEVELOPMENTS



In early 1999, the Clinton Administration's Fiscal Year 1999 Budget ("Budget") was released and contained certain proposals to change the taxation of BOLI. It is currently unknown whether or not such proposals will be accepted, amended or omitted in the final 1999 Budget approved by Congress. If the current Budget proposals are accepted, BOLI contracts may no longer be tax advantaged products and therefore less attractive to those customers who purchase them in recognition of their favorable tax attributes. Additionally, sales of these products during 1999 may also be negatively impacted until the likelihood of the current proposals being enacted into law has been determined.



YEAR 2000 COMPLIANCE



Many existing computer programs were originally designed without considering the impact of the year 2000 and currently use only two digits to identify the year in the date field. This issue affects nearly all companies and organizations and could cause computer applications and systems to fail or create erroneous results for any transaction with a date of January 1, 2000, or later.



Many companies must undertake major projects to address the year 2000 issue. Each company's costs and uncertainties will depend on a number of factors, including its software and hardware, and the nature of the industry. Companies must also coordinate with other entities with which they electronically interact, including suppliers, customers, creditors and other financial services institutions.



If a company does not successfully address its year 2000 issues, it could face material adverse consequences in the form of lawsuits against the company, lost business, erroneous results and substantial operating problems after January 1, 2000.



We have taken substantial steps over the last several years to ensure that Our systems will be compliant for the year 2000. Such steps have included the replacement of older systems with new systems which are already compliant. In 1996, We replaced Our investment accounting system, and, in 1997, We replaced Our general ledger and accounts payable system. We have also ensured that new systems developed to support new product introductions in 1997, 1998 and beyond are already year 2000 compliant. Data processing expenses related solely to bringing Our systems in compliance with the year 2000 amounted to $1.3 million in 1998. We anticipate that it will cost an additional $662 thousand to bring all remaining systems into compliance.



Our policy administration systems have been completely renovated to be year 2000 compliant and are currently running in a test environment. Approximately 75 percent of Our ancillary systems confirmed to be year 2000 compliant were in production at December 31, 1998. We anticipate that all such systems will be in production at April 30, 1999 or sooner. Testing procedures have confirmed the performance, functionality, and integration of converted or replaced platforms, applications, databases, utilities, and interfaces in an operational environment. Our testing and verification for year 2000 compliance has encompassed the following:



     - mainframe computing systems



     - mainframe hardware and systems software

     - PC/LAN computing systems



     - PC/LAN hardware and systems software



     - end-user computing systems



     - interfaces to and from third parties, and



     - other miscellaneous electronic non-information systems



We have also taken steps requiring all other entities with which We electronically interact, including suppliers and other financial services institutions, to attest to Us in writing that their systems are year 2000 compliant.



If We do not successfully address Our year 2000 issues, We could face material adverse consequences from lawsuits, lost business, erroneous results and substantial operating problems after January 1, 2000. Although We fully expect to be year 2000 compliant by the close of 1999, We are currently developing contingency plans to handle the most reasonably likely worst case scenarios. These contingency plans are scheduled for completion in the third quarter of 1999.



NAIC RATIOS



The National Association of Insurance Commissioners (the "NAIC") annually calculates certain statutory financial ratios for most insurance companies in the United States. These calculations are known as the Insurance Regulatory Information System ("IRIS") ratios. Currently, twelve IRIS ratios are calculated. The primary purpose of the ratios is to provide an "early warning" of any negative developments. The NAIC reports a company's ratios to state regulators who may then contact the company if three or more ratios fall outside the NAIC's "usual ranges".



Based on statutory financial data as of December 31, 1998, We had two ratios outside the usual ranges, the change in reserving ratio and the change in premium ratio. Our change in reserving ratio reflected the level of interest-sensitive life surrenders and withdrawals during 1998, as well as the effects of a reinsurance agreement with FKLA. Our change in premium ratio reflected the $1.2 billion decrease in BOLI premiums received during 1998, compared with 1997. Other than certain states requesting quarterly financial reporting and/or explanations of the underlying causes for certain ratios, no state regulators have taken any action due to Our IRIS ratios for 1998 or earlier years.



RISK-BASED CAPITAL, ASSET ADEQUACY AND CODIFICATION



Under Illinois' asset adequacy and risk-based capital rules, state regulators may mandate remedial action for inadequately reserved or inadequately capitalized companies. The asset adequacy rules are designed to assure that assets supporting reserves are adequate to cover liabilities under a variety of economic scenarios. The focus of risk-based capital rules is a risk-based formula that applies prescribed factors to various risk elements in an insurer's business and investments to develop a minimum capital requirement designed to be proportional to the amount of risk assumed by the insurer. We have capital levels substantially exceeding any that would mandate action under the risk-based capital rules and is in compliance with applicable asset adequacy rules.



In March 1998, the NAIC approved the codification of statutory accounting principles. Codification is effective January 1, 2001; however, Our domiciliary state of Illinois has yet to adopt codification. In any event, We have not quantified the impact that codification will have on Our statutory financial position or results of operations.



RESERVES AND REINSURANCE



The following table provides a breakdown of Our reserves for future policy benefits by product type (in millions):



                                           DECEMBER 31   DECEMBER 31
                                              1998          1997
                                           -----------   -----------
General account annuities................    $2,864        $3,137
Interest-sensitive life insurance and
  other..................................       688           709
Term life reserves.......................         9            10
Ceded future policy benefits.............       345           383
                                             ------        ------
          Total..........................    $3,906        $4,239
                                             ======        ======



Ceded future policy benefits shown above reflect coinsurance (indemnity reinsurance) transactions where We insured liabilities of approximately $516 million in 1992 and $416 million in 1991 with our affiliate Fidelity Life Association, A Mutual Legal Reserve Company ("FLA"). FLA shares directors, management, operations and employees with FKLA pursuant to an administrative and management services agreement. FLA produces policies not produced by FKLA or KILICO as well as other policies similar to certain FKLA policies. At December 31, 1998 and 1997, Our reinsurance reserve credit from FLA related to these coinsurance transactions totaled approximately $344.8 million and $382.6 million, respectively. Utilizing FKLA's employees, We are the servicing company for this coinsured business and We are reimbursed by FLA for the related servicing expenses.



During December 1997, We entered into a funds withheld reinsurance agreement with a Zurich affiliated company, ZC Life Reinsurance Limited ("ZC Life"), formerly EPICENTRE Reinsurance (Bermuda) Limited. Under the terms of this agreement, We ceded, on a yearly renewable term basis, ninety percent of the net amount at risk (death benefit payable to the insured less the insured's separate account cash surrender value) related to variable BOLI, which is held in Our separate accounts. During 1998, We modified the reinsurance agreement to increase the reinsurance from ninety percent to one hundred percent. During 1998 and 1997, We issued $6.9 billion (face amount) and $59.3 billion (face amount), respectively, of new BOLI business and ceded $11.1 billion (face amount) and $51.5 billion (face amount), respectively, to ZC Life under the terms of the treaty. During 1998 and 1997, We also ceded $175.5 million and $24.3 million, respectively, of separate account fees (cost of insurance charges) to ZC Life. We have also withheld approximately

$170.9 million and $23.4 million of the funds due to ZC Life under the terms of the reinsurance agreement as a component of benefits and funds payable in the accompanying consolidated balance sheets in this Prospectus as of December 31, 1998 and 1997, respectively.



We have a large and growing funds withheld account ("FWA") supporting reserve credits on reinsurance ceded on the BOLI product. Amendments to the reinsurance contracts during 1998 changed the methodology used to determine increases to the FWA. A substantial portion of the FWA is now marked-to-market based upon the Total Return of the Governmental Bond Division of the KILICO Variable Series I Separate Account. During 1998, We recorded a $2.5 million increase to the FWA related to this mark-to-market. In November 1998, to properly match revenue and expenses, We placed assets supporting the FWA in a segmented portion of its General Account. This portfolio is classified as "trading" under Statement of Financial Accounting Standards No. 115 ("FAS 115"). FAS 115 mandates that assets held in a trading account be valued at fair value, with changes in fair value flowing through the income statement as realized capital gains and losses. During 1998, KILICO recorded a realized capital gain of $2.8 million upon transfer of these assets from "available for sale" to the trading portfolio as required by FAS 115. In addition, KILICO recorded realized capital losses of $151 thousand related to the changes in fair value of this portfolio during 1998. The fair value of this portfolio was $101.8 million at December 31, 1998, and the amortized cost was $99.1 million. We periodically purchase assets into this segmented portfolio to support changes in the FWA.



During 1996, KILICO assumed on a yearly renewable term basis approximately $14.4 billion (face amount) of term life insurance from FKLA. As a result of this transaction, We also recorded reserves in 1998 and 1997 of approximately $8.5 million and $7.9 million, respectively.



COMPETITION



We are in a highly competitive business. We compete with a large number of other stock and mutual life insurance companies, many of which are larger financially, although none is truly dominant in the industry. With Our emphasis on annuity products, We also compete for savings dollars with securities brokerage and investment advisory firms as well as other institutions that manage assets, produce financial products or market other types of investment products.



Our principal methods of competition continue to be innovative products, often designed for selected distribution channels and economic conditions, as well as appropriate product pricing, careful underwriting, expense control and the quality of services provided to policyholders and agents.



To address Our competition, We have adopted certain business strategies. These include:



     - systematic review of investment risk and its capital position

     - continued focus on existing and new variable annuity and variable life insurance products



     - distribution through diversified channels, and



     - ongoing efforts to continue as a low-cost provider of insurance products and high-quality services to agents and policyholders through the use of technology



EMPLOYEES



At December 31, 1998, We used the services of approximately 861 employees of FKLA, which are also shared with FLA and Zurich Life Insurance Company of America ("ZLICA"). On January 5, 1996, KILICO, FKLA, FLA and ZLICA began to operate under the trade name Zurich Kemper Life. On July 1, 1996, Kemper acquired 100 percent of the issued and outstanding common stock of ZLICA from Zurich.



REGULATION



We are generally subject to regulation and supervision by the insurance departments of Illinois and other jurisdictions where We are licensed to do business. These departments enforce laws and regulations designed to assure that insurance companies maintain adequate capital and surplus, manage investments according to prescribed character, standards and limitations and comply with a variety of operational standards. The departments also make periodic examinations of individual companies and review annual and other reports on the financial condition of each company operating within their respective jurisdictions. Regulations, which often vary from state to state, cover most aspects of the life insurance business, including market practices, policy forms and accounting and financial reporting procedures.



Insurance holding company laws enacted in many states grant additional powers to state insurance commissioners to regulate acquisition of and by domestic insurance companies, to require periodic disclosure of relevant information and to regulate certain transactions with related companies. These laws also impose prior approval requirements for certain transactions with affiliates and generally regulate dividend distributions by an insurance subsidiary to its holding company parent.



In addition, certain of Our variable life insurance and annuity products, and the related separate accounts, are subject to regulation by the Securities and Exchange Commission (the "SEC").



We believe We are in compliance in all material respects with all applicable regulations.



INVESTMENTS



A changing marketplace has affected the life insurance industry. To accommodate customers' increased preference for safety over higher yields, We have systematically reduced Our investment risk and strengthened Our capital position.



KILICO's cash flow is carefully monitored and its investment program is regularly and systematically planned to provide funds to meet all obligations and to optimize investment return. For securities, portfolio management is handled by an affiliated company, Scudder Kemper Investments, Inc. ("SKI") and its subsidiaries and affiliates. Our real estate-related investments are handled by a majority-owned Kemper real estate subsidiary. Investment policy is directed by KILICO's board of directors. Our investment strategies take into account the nature of each annuity and life insurance product, the respective crediting rates and the estimated future policy benefit maturities.



FORWARD-LOOKING STATEMENTS



All statements, trend analyses and other information contained in this Prospectus and elsewhere (such as in Our filings with the SEC, press releases, presentations by KILICO or its management or oral statements) about markets for Our products and trends in Our operations or financial results, as well as other statements including words such as "anticipate," "believe," "plan," "estimate," "expect," "intend," and other similar expressions, constitute forward-looking statements under the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to known and unknown risks, uncertainties and other factors which may cause actual results to be materially different from those contemplated by the forward-looking statements. These factors include, among other things:



  (i) general economic conditions and other factors, including prevailing interest rate levels and stock market performance, which may affect Our ability to sell Our products, the market value of Our investments and the lapse rate and profitability of KILICO's contracts



 (ii) Our ability to achieve anticipated levels of operational efficiencies through certain cost-saving initiatives



 (iii) customer response to new products, distribution channels and marketing initiatives



 (iv) mortality, morbidity, and other factors which may affect the profitability of Our insurance products



 (v) changes in the federal income tax laws and regulations which may affect the relative tax advantages of some of Our products



 (vi) increasing competition which could affect the sale of Our products



 (vii) regulatory changes or actions, including those relating to regulation of financial services affecting (among other things) bank sales and underwriting of insurance products, regulations of the sale and underwriting and pricing of insurance products, and

(viii) the risk factors or uncertainties listed from time to time in Our filings with the SEC



                                   PROPERTIES



We primarily share 84,270 sq. ft. of office space leased by FKLA from Lumbermens Mutual Casualty Company, a former affiliate, ("Lumbermens"), located in Long Grove, Illinois. We also share 74,000 sq. ft. of office space leased by FKLA and ZLICA from Zurich American Insurance Company, an affiliate, located in Schaumburg, Illinois.



                               LEGAL PROCEEDINGS



KILICO has been named as defendant in certain lawsuits incidental to Our insurance business. Based upon the advice of legal counsel, Our management believes that the resolution of these various lawsuits will not result in any material adverse effect on KILICO's consolidated financial position.

                            SELECTED FINANCIAL DATA



The following table sets forth selected financial information for KILICO for the five years ended December 31, 1998, and for the opening balance sheet as of the acquisition date, January 4, 1996. This information should be read in conjunction with KILICO's consolidated financial statements and notes thereto included in this Prospectus. All amounts are shown in millions.



                                                                                                        PREACQUISITION
                                                                                                    -----------------------
                                                                                                          DECEMBER 31
                                        DECEMBER 31    DECEMBER 31    DECEMBER 31    JANUARY 4      -----------------------
                                           1998           1997           1996         1996(2)         1995           1994
                                        -----------    -----------    -----------    ---------        ----           ----
TOTAL REVENUE........................    $   419.7      $   425.5      $  356.2      $     --       $   68.1(1)    $  330.5
                                         =========      =========      ========      ========       ========       ========
NET INCOME EXCLUDING REALIZED
  INVESTMENT RESULTS.................    $    31.4      $    31.9      $   25.6      $     --       $   74.2       $   61.9
                                         =========      =========      ========      ========       ========       ========
NET INCOME (LOSS)....................    $    65.1      $    38.7      $   34.4      $     --       $ (133.0)(1)   $   26.4
                                         =========      =========      ========      ========       ========       ========
FINANCIAL SUMMARY
Total separate account assets........    $ 7,099.2      $ 5,122.0      $2,127.2      $1,761.1       $1,761.1       $1,508.0
                                         =========      =========      ========      ========       ========       ========
Total assets.........................    $12,239.7      $10,589.7      $7,717.9      $7,682.7       $7,581.7       $7,537.1
                                         =========      =========      ========      ========       ========       ========
Future policy benefits...............    $ 3,561.6      $ 3,856.9      $4,256.5      $4,585.1       $4,573.2       $4,843.7
                                         =========      =========      ========      ========       ========       ========
Stockholder's equity.................    $   853.9      $   865.6      $  751.0      $  745.6       $  605.9       $  434.0
                                         =========      =========      ========      ========       ========       ========


---------------

(1) Real estate-related investment losses adversely impacted total revenue and net income (loss) for 1995. These losses reflect a change in KILICO's strategy with respect to its real estate-related investments resulting from the January 4, 1996 acquisition of Kemper by the Zurich-led investor group.



(2) The consolidated information presented as of the acquisition on January 4, 1996 is accounted for using the purchase method of accounting.

                    MANAGEMENT'S DISCUSSION AND ANALYSIS OF


                            FINANCIAL CONDITION AND


                             RESULTS OF OPERATIONS



As discussed in the note captioned "Summary of Significant Accounting Policies" in the notes to the consolidated financial statements, Kemper, and therefore KILICO, were acquired on January 4, 1996, by an investor group led by Zurich. In connection with the acquisition, KILICO's assets and liabilities were marked to their respective fair values as of the acquisition date in conformity with the purchase accounting method required under generally accepted accounting principles.



RESULTS OF OPERATIONS



KILICO recorded net income of $65.1 million in 1998, compared with net income of $38.7 million in 1997 and $34.4 million in 1996. The increase in net income in 1998, compared with 1997, was due to a significant increase in net realized capital gains and a decrease in goodwill amortization, offset by a slight decline in operating earnings before amortization of goodwill.



The following table reflects the components of net income:



NET INCOME


(in millions)



                                                    YEAR ENDED DECEMBER 31
                                                ------------------------------
                                                 1998        1997        1996
                                                 ----        ----        ----
Operating earnings before amortization of
  goodwill................................      $ 44.1      $ 47.2      $ 35.8
Amortization of goodwill..................       (12.7)      (15.3)      (10.2)
Net realized investment gains.............        33.7         6.8         8.8
                                                ------      ------      ------
          Net income......................      $ 65.1      $ 38.7      $ 34.4
                                                ======      ======      ======



The following table reflects the major components of realized investment results included in net income above.



REALIZED INVESTMENT RESULTS, AFTER TAX


(in millions)



                                                    YEAR ENDED DECEMBER 31
                                                ------------------------------
                                                 1998        1997        1996
                                                 ----        ----        ----
Real estate-related gains.................      $ 26.9      $ 12.8      $ 11.4
Fixed maturity write-downs................        (2.0)       (2.8)        (.9)
Other gains (losses), net.................         8.8        (3.2)       (1.7)
                                                ------      ------      ------
          Total...........................      $ 33.7      $  6.8      $  8.8
                                                ======      ======      ======



The real estate-related gains over the last three years, reflect Our adoption of Zurich's strategy for disposition of real estate-related investments. This strategy to reduce exposure to real estate-related investments, as well as improving real estate market conditions in most areas of the country, generated the increasing real estate-related gains during the last three years. Fixed maturity write-downs in 1998 and 1997 primarily reflect other-than-temporary declines in value of certain U.S. dollar denominated fixed maturity investments which have significant exposure to countries in Southeast Asia, as well as other U.S. dollar denominated securities that had other-than-temporary declines in value in 1998. Other realized investment gains and losses for 1998, 1997 and 1996 relate primarily to the sale of fixed maturity investments, as well as gains from equity securities in 1998. The losses generated in 1997 and 1996 arose primarily from the sale of fixed maturity investments, consisting of lower yielding U.S. Treasury bonds, collateralized mortgage obligations and corporate bonds, related to ongoing repositionings of Our fixed maturity investment portfolio. The proceeds from the repositionings, together with cash and short-term investments, were reinvested into higher yielding corporate bonds and asset-backed securities in 1997 and 1996.



Operating earnings before the amortization of goodwill decreased to $44.1 million in 1998, compared with $47.2 million in 1997. Operating earnings decreased in 1998 before the amortization of goodwill, compared with 1997, primarily due to:



     - a decrease in separate account fees and charges



     - an increase in commissions and operating expenses



     - an increase in the amortization of insurance acquisition costs, offset by



     - a decrease in taxes, licenses and fees



     - an increase in the deferral of insurance acquisition costs, and



     - a decrease in the amortization of the value of business acquired



Operating earnings before the amortization of goodwill increased to $47.2 million in 1997, compared with $35.8 million in 1996, primarily due to:



     - an increase in spread revenue (investment income earned less interest credited)



     - an increase in separate account fees and charges



     - an increase in premium income



     - an increase in the deferral of insurance acquisition costs, offset by



     - an increase in claims incurred and other policyholder benefits



     - an increase in taxes, licenses and fees, and



     - an increase in commissions and operating expenses



Investment income and interest credited declined in 1998, compared with 1997 and 1996, as a result of a decrease in both total invested assets and liabilities for future policy benefits to policyholders. Such decreases were the result of surrender and withdrawal activity over the last three years. Investment income also decreased in 1998, compared with 1997, due to reinvestment of 1998 fixed maturity sales proceeds at lower yields than in 1997 and higher amortization of bond premium. This amortization was due to an increase in certain collateralized mortgage obligation prepayments due to the low interest rate environment in 1998.



Investment income was also reduced over the last three years reflecting purchase accounting adjustments related to the amortization of premiums on fixed maturity investments. Under purchase accounting, the fair value of KILICO's fixed maturity investments as of January 4, 1996 became KILICO's new cost basis in the investments. The difference between the new cost basis and original par is then amortized against investment income over the remaining effective lives of the fixed maturity investments. As a result of the interest rate environment as of January 4, 1996, the market value of KILICO's fixed maturity investments was approximately $133.9 million greater than original par. Premium amortization decreased investment income by approximately $14.4 million in 1998, compared with $15.3 million in 1997 and $22.7 million in 1996.



Investment income was also negatively impacted during 1996 by a higher level of cash and short-term investments held in the first quarter of 1996. The increase in cash and short-term investments in the first quarter of 1996 was caused in part by the cash proceeds received from bulk sales of real estate-related investments in late December 1995.



Investment income was negatively impacted by dividends paid to Kemper in 1998. Investment income was positively impacted in 1997 and 1996 from the benefits of capital contributions to KILICO and from the above-mentioned repositionings of Our investment portfolio.



The following table reflects KILICO's sales.



SALES


(in millions)



                                              YEAR ENDED DECEMBER 31
                                           ----------------------------
                                             1998       1997      1996
                                             ----       ----      ----
Annuities:
  General account........................  $  179.9   $  145.7   $140.6
  Separate account.......................     300.4      259.8    254.6
                                           --------   --------   ------
     Total annuities.....................     480.3      405.5    395.2
                                           --------   --------   ------
Life Insurance:
  Separate account bank-owned variable
     universal life ("BOLI").............   1,501.0    2,700.0       --
  Separate account variable universal
     life................................      22.0        8.6       .2
  Term life..............................      22.4       22.2      7.8
  Interest-sensitive life................        .2         --       .6
                                           --------   --------   ------
     Total life..........................   1,545.6    2,730.8      8.6
                                           --------   --------   ------
               Total sales...............  $2,025.9   $3,136.3   $403.8
                                           ========   ========   ======



Sales of annuity products consist of total deposits received. General account annuity sales increased in 1998, compared with 1997, as certain investors opted for fixed crediting rates rather than other investment alternatives available during a period of market uncertainty, primarily in the second half of 1998. The slight increase in 1997 general account (fixed annuity) sales, compared with 1996, reflected the low interest rate environment and the strong equity market during 1997.



The increase in separate account (variable sales) in 1998, compared with 1997 and 1996, was in part due to:



     - the addition of new separate account investment fund options



     - the addition of new investment fund managers



     - a strong overall underlying stock and bond market, and



     - a new variable annuity product introduced during 1998



Sales of variable annuities increase administrative fees earned. In addition, they pose minimal investment risk for KILICO, as policyholders direct their premium to one or more subaccounts that invest in underlying investment funds which invest in stocks and bonds. We believe that the increase in Our financial strength and performance ratings in January 1996, together with Our association with Zurich, will continue to assist in Our future sales efforts.



In 1997, We introduced several non-registered variable universal life insurance contracts, BOLI and a series of individual universal life insurance contracts. Sales of these separate account variable products, like variable annuities, pose minimal investment risk for KILICO as policyholders also direct their premium to one or more subaccounts that invest in underlying investment funds which invest in stocks and bonds. We receive premium tax and DAC tax expense loads from certain contract holders, as well as administrative fees and cost of insurance charges. These fees and charges compensate Us for providing life insurance coverage to the contractholders in excess of their cash surrender values. Face amount of new variable universal life insurance business issued amounted to $7.7 billion in 1998, compared with $59.6 billion in 1997. The decrease in face amount issued in 1998, compared to 1997 is due to a significant portion of renewal premiums in 1998 and higher funded policies issued in 1998, compared to those issued in 1997.



In early 1999, the Clinton Administration's Fiscal Year 1999 Budget ("Budget") was released and contained certain proposals to change the taxation of BOLI. It is currently unknown whether or not such proposals will be accepted, amended or omitted in the final 1999 Budget approved by Congress. If the current Budget proposals are accepted, BOLI contracts may no longer be tax advantaged products and therefore no longer attractive to those customers who purchase them because of their favorable tax attributes. Sales of these products during 1999 may be negatively impacted until the likelihood of the current proposals being enacted into law has been determined.



In 1998 and 1997, KILICO assumed $21.6 million and $21.1 million, respectively, of term life insurance premiums from FKLA. Excluding the amounts assumed from FKLA, KILICO's total term life sales, including new and renewal premiums, amounted to $846 thousand in 1998, compared with $1.1 million in

1997 and $565 thousand in 1996. The face amounts of new term business issued during 1998, 1997 and 1996 totaled approximately $276 million, $278 million and $187 million, respectively.



Included in separate account fees and charges are administrative fees received from Our separate account products of $38.3 million in 1998, compared with $31.0 million and $25.3 million in 1997 and 1996, respectively. Administrative fee revenue increased in each of the last three years due to growth in average separate account assets.



Also included in separate account fees and charges in 1998 and 1997 are cost of insurance ("COI") charges related to variable universal life insurance, primarily BOLI, of $167.6 million and $27.6 million, respectively. Of these COI charges, $175.5 million and $24.3 million of such fees were ceded in 1998 and 1997, respectively, to a Zurich affiliated company, ZC Life Reinsurance Limited ("ZC Life"), formerly EPICENTER Reinsurance (Bermuda) Limited. In 1998, KILICO ceded in excess of 100 percent of the COI charges received due to changes to the reinsurance agreement with ZC Life. Separate account fees and charges in 1998 and 1997 also include BOLI-related premium tax expense loads of $29.1 million and $51.1 million, respectively.



Other income includes surrender charge revenue of $4.0 million in 1998, compared with $5.2 million and $5.4 million in 1997 and 1996, respectively. The decrease in surrender charge revenue in 1998, compared with 1997, primarily reflects a decrease in total general account and separate account policyholder surrenders and withdrawals. The slight decrease in surrender charge revenue in 1997, compared with 1996, reflects that 46 percent of KILICO's fixed and variable annuity liabilities, excluding BOLI, at December 31, 1997 are subject to minimal (5 percent or less) or no surrender charges, compared with 57 percent in 1996. This decrease in surrender charge revenue in 1997 was offset somewhat by an increase in total general account and separate account policyholder surrenders and withdrawals.



POLICYHOLDER SURRENDERS, WITHDRAWALS AND DEATH BENEFITS


(in millions)



                                       1998           1997           1996
                                       ----           ----           ----
General account...................    $645.5         $703.1         $652.0
Separate account..................     260.9          236.2          196.7
                                      ------         ------         ------
     Total........................    $906.4         $939.3         $848.7
                                      ======         ======         ======



Reflecting the current interest rate environment and other competitive market factors, We adjust Our crediting rates on interest-sensitive products over time in order to manage spread revenue and policyholder surrender and withdrawal activity. We can also improve spread revenue over time by increasing investment income. The current interest rate environment during 1997 and 1998, has mitigated at present, competitive pressures to increase existing renewal crediting rates.

General account surrenders, withdrawals and death benefits decreased $57.6 million in 1998, compared with 1997. This decrease primarily reflects a decrease in surrenders and withdrawals due to uncertainty with alternative investment options because of market instability during the second half of 1998.



Taxes, licenses and fees decreased $22.3 million in 1998 to $30.3 million, reflecting the decrease in premium taxes on BOLI. Excluding the taxes due on BOLI, for which We received a corresponding expense load in separate account fees and other charges, taxes, licenses and fees amounted to $1.5 million, compared with $1.5 million in 1997 and $2.2 million in 1996.



Commission expense was higher in 1998, compared with both 1997 and 1996, due to an increase in total sales, excluding BOLI.



Operating expenses increased in 1998 and 1997, compared with 1996, as a result of:



     - restaffing after the completion of the acquisition and for new business initiatives



     - an increase in various outside consulting fees



     - an increase in printing and stationary expenses for sales materials, and



     - an increase in data processing expenses



Data processing expenses increased to $12.9 million in 1998, compared with $10.8 million in 1997 and $4.1 million in 1996, primarily due to:



     - infrastructure improvements related to new product development



     - new systems implemented and put into production



     - system conversion projects



     - development of a data warehouse, and



     - costs related to bringing Our systems in compliance with the year 2000



Data processing expenses related to bringing Our systems in compliance with the year 2000 amounted to $1.3 million in 1998. We currently anticipate that it will cost an additional $662 thousand to bring all remaining systems in compliance.



Operating earnings were positively impacted by the deferral of insurance acquisition costs in 1998, compared with 1997 and 1996. The deferral of insurance acquisition costs increased in 1998, compared with both 1997 and 1996. This reflects an increase in commissions expense and operating expenses related directly to the increase in production of new business.



Operating earnings were negatively impacted by the amortization of insurance acquisition costs in 1998 and 1997, compared with 1996, with the most dramatic increase occurring in 1998. The increase in amortization of insurance acquisition costs in 1998, compared with 1997, was primarily due to the increase in production of new business in 1998, as well as increased profits in 1998. These increases tend to accelerate amortization. Deferred insurance acquisition costs, and their related amortization, for policies sold prior to January 4, 1996 have been replaced under purchase accounting by the value of business acquired. The value of business acquired reflects the present value of the right to receive future cash flows from insurance contracts existing at the date of acquisition. The amortization of the value of business acquired is calculated assuming an interest rate equal to the liability or contract rate on the value of the business acquired. Deferred insurance acquisition costs are established on all new policies sold after January 4, 1996.



The amortization of the value of business acquired decreased in 1998, compared with 1997, as a result of:



     - a significant increase in separate account assets, which increases estimated future gross profits and shifts amortization to later years



     - a decreasing block of business previously acquired, resulting in less amortization as gross profits on this business decrease, offset by



     - a significant increase in realized capital gains which tend to accelerate the amortization of the value of business acquired as the gains tend to decrease Our projected future estimated gross profits



The difference between the cost of acquiring KILICO and the net fair value of KILICO's assets and liabilities as of January 4, 1996 was recorded as goodwill. During 1996, We began to amortize goodwill on a straight-line basis over twenty-five years. In December of 1997, We changed Our amortization period to twenty years in order to conform to Zurich's accounting practices and policies. As a result of the change in amortization periods, We recorded an increase in amortization expense of $5.1 million during 1997.



INVESTMENTS



Our principal investment strategy is to maintain a balanced, well-diversified portfolio supporting the insurance contracts written. We make shifts in Our investment portfolio depending on, among other factors:



     - its evaluation of risk and return in various markets



     - consistency with Our business strategy and investment guidelines approved by the board of directors



     - the interest rate environment



     - liability durations, and



     - changes in market and business conditions

INVESTED ASSETS AND CASH


(in millions)



                                   DECEMBER 31          DECEMBER 31
                                      1998                 1997
                                 ---------------      ---------------
Cash and short-term
  investments..................  $   72      1.7%     $  260      5.8%
Fixed maturities:
  Investment-grade:
     NAIC(1) Class 1...........   2,663     63.7       3,004     67.1
     NAIC(1) Class 2...........     724     17.3         651     14.5
  Below investment grade:
     Performing................      96      2.3          14       .3
     Nonperforming.............      --       --          --       --
Trading account securities.....     102      2.4          --       --
Joint venture mortgage loans...      66      1.6          73      1.6
Third-party mortgage loans.....      76      1.8         103      2.3
Other real estate-related
  investments..................      22       .5          44      1.0
Policy loans...................     271      6.5         282      6.3
Equity securities..............      67      1.6          25       .6
Other..........................      24       .6          21       .5
                                 ------    -----      ------    -----
          Total(2).............  $4,183    100.0%     $4,477    100.0%
                                 ======    =====      ======    =====


---------------


(1) National Association of Insurance Commissioners ("NAIC").


     -- Class 1 = A- and above


    -- Class 2 = BBB- through BBB+


(2) See the note captioned "Financial Instruments--Off-Balance-Sheet Risk" in the notes to the consolidated financial statements.



FIXED MATURITIES



We are carrying Our fixed maturity investment portfolio, which We consider available for sale, at estimated fair value. The aggregate unrealized appreciation or depreciation is recorded as a component of accumulated other comprehensive income, net of any applicable income tax expense. The aggregate unrealized appreciation (depreciation) on fixed maturities at December 31, 1998 and 1997 was $61.3 million and $24.6 million, respectively. Fair values are sensitive to movements in interest rates and other economic developments and can be expected to fluctuate, at times significantly, from period to period.



At December 31, 1998, investment-grade fixed maturities and cash and short-term investments accounted for 82.7 percent of Our invested assets and cash, compared with 87.4 percent at December 31, 1997. Approximately 53.4 percent of Our NAIC Class 1 bonds were rated AAA or equivalent at year-end 1998, compared with 54.0 percent at December 31, 1997.



Approximately 28.0 percent of Our investment-grade fixed maturities at December 31, 1998 were mortgage-backed securities, down from 35.1 percent at December 31, 1997, due to sales and paydowns during 1998. These investments consist primarily of marketable mortgage pass-through securities issued by the

Government National Mortgage Association, the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation and other investment-grade securities collateralized by mortgage pass-through securities issued by these entities. We have not made any investments in interest-only or other similarly volatile tranches of mortgage-backed securities. Our mortgage-backed investments are generally of AAA credit quality, and the markets for these investments have been and are expected to remain liquid. We plan to continue to reduce Our holding of these investments over time.



As a result of the previously discussed repositionings of Our fixed maturity portfolio, approximately 15.4 percent and 10.8 percent of Our investment-grade fixed maturities at December 31, 1998 and 1997, respectively, consisted of corporate asset-backed securities. The majority of Our investments in asset-backed securities were backed by home equity loans (21.9%), auto loans (8.2%), manufactured housing loans (14.8%), equipment loans (5.2%), and commercial mortgage backed securities ("CMBs") (22.1%).



Future investment income from mortgage-backed securities and other asset-backed securities may be affected by the timing of principal payments and the yields on reinvestment alternatives available at the time of such payments. As a result of purchase accounting adjustments to fixed maturities, most of Our mortgage-backed securities are carried at a premium over par. Prepayment activity resulting from a decline in interest rates on such securities purchased at a premium would accelerate the amortization of the premiums. Accelerated amortization would result in reductions of investment income related to such securities.



At December 31, 1998 and 1997 We had unamortized premiums and discounts related to mortgage-backed and asset-backed securities as follows (in millions):



                                                         DECEMBER 31
                                                        -------------
                                                        1998    1997
                                                        -----   -----
Unamortized premiums..................................  $15.8   $19.6
                                                        =====   =====
Unamortized discounts.................................  $ 4.6   $ 5.2
                                                        =====   =====



Amortization of the discount or premium from mortgage-backed and asset-backed securities is recognized using a level effective yield method. This method considers the estimated timing and amount of prepayments of the underlying loans and is adjusted to reflect differences between the prepayments originally anticipated and the actual prepayments received and currently anticipated. To the extent that the estimated lives of these securities change as a result of changes in prepayment rates, the adjustment is also included in net investment income.

The table below provides information about Our mortgage-backed and asset-backed securities that are sensitive to changes in interest rates. The expected maturity dates have been calculated on a security by security basis using prepayment assumptions obtained from a survey conducted by a securities information service. These assumptions are consistent with the current interest rate and economic environment.



                                  CARRYING                                                                        FAIR VALUE
                                  VALUE AT                    EXPECTED MATURITY DATE                                  AT
                                DECEMBER 31,   ----------------------------------------------------              DECEMBER 31,
         (IN MILLIONS)              1998        1999    2000    2001    2002     2003    THEREAFTER    TOTAL         1998
         -------------          ------------    ----    ----    ----    ----     ----    ----------    -----     ------------
Fixed Maturities:
  Mortgage-backed bonds........   $  946.7     $137.2   $85.7   $48.3   $47.7   $149.6     $478.2     $  946.7     $  946.7
    Average yield..............       6.45%      6.46%   6.42%   6.43%   6.42%    6.42%      6.42%        6.45%        6.45%
  Asset-backed bonds...........   $  407.4     $ 17.9   $36.1   $49.8   $36.1   $ 31.9     $235.6     $  407.4     $  407.4
    Average yield..............       6.67%      6.73%   6.75%   6.82%   6.90%    6.90%      6.95%        6.67%        6.67%
  CMBs.........................   $  115.5     $  1.3   $ 1.2   $ 1.4   $ 1.5   $ 12.3     $ 97.8     $  115.5     $  115.5
    Average yield..............       6.25%      6.28%   6.28%   6.28%   6.28%    6.28%      6.28%        6.25%        6.25%
                                  --------                                                            --------     --------
                                  $1,469.6                                                            $1,469.6     $1,469.6
                                  ========                                                            ========     ========



                                 CARRYING                                                                         FAIR VALUE
                                 VALUE AT                    EXPECTED MATURITY DATE                                   AT
                               DECEMBER 31,   -----------------------------------------------------              DECEMBER 31,
        (IN MILLIONS)              1997        1998     1999     2000    2001    2002    THEREAFTER    TOTAL         1997
        -------------          ------------    ----     ----     ----    ----    ----    ----------    -----     ------------
Fixed Maturities:
  Mortgage-backed bonds.......   $1,283.6     $219.1   $232.5   $145.1   $92.2   $64.5     $530.2     $1,283.6     $1,283.6
    Average yield.............       6.58%      6.60%    6.61%    6.64%   6.64%   6.63%      6.67%        6.58%        6.58%
  Asset-backed bonds..........   $  353.0     $ 18.9   $ 16.9   $ 30.8   $35.5   $47.2     $203.7     $  353.0     $  353.0
    Average yield.............       6.81%      6.85%    7.04%    7.05%   7.15%   7.13%      7.20%        6.81%        6.81%
  CMBs........................   $   42.2     $  0.3   $  0.4   $  0.4   $ 0.4   $ 8.0     $ 32.7     $   42.2     $   42.2
    Average yield.............       6.64%      6.64%    6.64%    6.64%   6.64%   6.63%      6.63%        6.64%        6.64%
                                 --------                                                             --------     --------
                                 $1,678.8                                                             $1,678.8     $1,678.8
                                 ========                                                             ========     ========

The current weighted average maturity of the mortgage-backed and asset-backed securities at December 31, 1998, is 4.0 years. A 200 basis point increase in interest rates would extend the weighted average maturity by approximately .65 of a year, while a 200 basis point decrease in interest rates would decrease the weighted average maturity by approximately 1.45 years.



The weighted average maturity of the mortgage-backed and asset-backed securities at December 31, 1997, was 3.8 years. A 200 basis point increase in interest rates would have extended the weighted average maturity by approximately 1.0 year, while a 200 basis point decrease in interest rates would have decreased the weighted average maturity by approximately 1.3 years.



As of December 31, 1998, We had $29.9 million of U.S. dollar denominated fixed maturity investments, after write-downs for other-than-temporary declines in value, which have significant exposure to countries in Southeast Asia. Approximately $3.5 million of these securities were from Korea, $17.6 million were from Hong Kong, China, $2.9 million were from South Korea and the remainder were from a United Kingdom bank with most of its loans issued to countries in Southeast Asia. Write-downs on these securities, which were considered to be other-than-temporary, as of December 31, 1998 and 1997 amounted to $1.1 million and $3.1 million, respectively. There can be no assurance that the current estimate for other-than-temporary declines in value for such securities will prove accurate over time due to changing economic conditions in Southeast Asia.



Below investment-grade securities holdings (NAIC classes 3 through 6), representing securities of 40 issuers at December 31, 1998, totaled 2.3 percent of cash and invested assets at December 31, 1998 and .3 percent at December 31, 1997. Below investment-grade securities are generally unsecured and often subordinated to other creditors of the issuers. These issuers may have relatively higher levels of indebtedness and be more sensitive to adverse economic conditions than investment-grade issuers. Our strategy of limiting exposure to below investment-grade securities takes into account the more conservative nature of today's consumer and the resulting demand for higher-quality investments in the life insurance and annuity marketplace.



REAL ESTATE-RELATED INVESTMENTS



The $164.4 million real estate-related portfolio We hold consists of joint venture and third-party mortgage loans and other real estate-related investments. The real estate-related portfolio constituted 3.9 percent of cash and invested assets at December 31, 1998, compared with $220.0 million, or 4.9 percent, at December 31, 1997. The decrease in real estate-related investments during 1998 was primarily due to asset sales and a net increase of $16.1 million in real estate-related reserves during 1998.



As reflected in the "Real estate portfolio" table below, We have continued to fund both existing projects and legal commitments. The future legal commitments were $64.4 million at December 31, 1998. This amount represented a net decrease of $10.9 million since December 31, 1997, primarily due to sales in

1998. As of December 31, 1998, We expect to fund approximately $.2 million of these legal commitments, along with providing capital to existing projects. The disparity between total legal commitments and the amount expected to be funded relates principally to standby financing arrangements that provide credit enhancements to certain tax-exempt bonds. We do not currently expect to fund these commitments. The total legal commitments, along with estimated working capital requirements, are considered in Our evaluation of reserves and write-downs.



Excluding the $1.2 million of net equity investments in joint ventures, Our real estate loans totaled $163.2 million at December 31, 1998, after reserves and write-downs. Of this amount, $131.3 million are on accrual status with a weighted average interest rate of approximately 8.79 percent. Of these accrual loans:



     - 17.0 percent have terms requiring current periodic payments of their full contractual interest



     - 46.1 percent require only partial payments or payments to the extent of borrowers' cash flow, and



     - 36.9 percent defer all interest to maturity



The equity investments in real estate at December 31, 1998 consisted of Our other equity investments in joint ventures. These equity investments include Our share of periodic operating results. As an equity owner or affiliate of an equity owner, We have the ability to fund, and historically have elected to fund, operating requirements of certain joint ventures.

REAL ESTATE PORTFOLIO


(in millions)



                                                   OTHER REAL ESTATE-RELATED
                            MORTGAGE LOANS                INVESTMENTS
                           ----------------   ------------------------------------
                            JOINT    THIRD-    OTHER     REAL ESTATE     EQUITY
                           VENTURE   PARTY    LOANS(2)      OWNED      INVESTMENTS   TOTAL
                           -------   ------   --------   -----------   -----------   -----
Balance at December 31,
  1997...................  $ 72.7    $103.0    $ 21.1       $ 4.0        $ 19.2      $220.0(1)
Additions (deductions):
Fundings.................    13.1       --         --          .2            --        13.3
Interest added to
  principal..............     6.3      2.8         --          --            --         9.1
Sales/paydowns/
  distributions..........   (11.8)   (30.1)       (.3)       (6.6)        (27.0)      (75.8)
Operating gain...........      --       --         --          --            .2          .2
Transfers................      --       --         --         (.7)           --         (.7)
Net realized investments
  gains (losses).........    (3.0)    32.4         .4         3.1           8.5        41.4(4)
Other transactions,
  net....................   (11.5)   (31.6)       (.3)         --            .3       (43.1)(4)
                           ------    ------    ------       -----        ------      ------
Balance at December 31,
  1998...................  $ 65.8    $76.5     $ 20.9       $   0        $  1.2      $164.4(3)
                           ======    ======    ======       =====        ======      ======


---------------

(1) Net of $9.2 million reserve and write-downs. Excludes $9.5 million of real estate-related accrued interest.



(2) The other real estate loans were notes receivable evidencing financing, primarily to joint ventures. These loans were issued by KILICO generally to provide financing for Kemper's or KILICO's joint ventures for various purposes.



(3) Net of $25.3 million reserve and write-downs. Excludes $8.7 million of real estate-related accrued interest.



(4) Included in this amount is $37.0 million of contingent interest payments related to a 1995 real estate sale. These payments were recorded as realized investment gains and then deducted from other transactions because they did not affect the carrying value.



REAL ESTATE CONCENTRATIONS AND OUTLOOK



Our real estate portfolio is distributed by geographic location and property type. However, We have concentration exposures in certain states and in certain types of properties. In addition to these exposures, We also have exposures to certain real estate developers and partnerships.



As a result of Our ongoing strategy to reduce Our exposure to real estate-related investments, as of December 31, 1998, We had three remaining properties which account for approximately 87.2 percent of Our $164.4 million real estate-related portfolio.



The largest of these investments at December 31, 1998 amounted to $64.5 million and consisted of second mortgages on nine hotel properties and two office buildings. Patrick M. Nesbitt or his affiliates, a third-party real estate developer, have ownership interests in these properties. These hotels and office buildings are geographically dispersed and the current market values of the underlying properties substantially exceed the balances due on Our mortgages. These loans are on accrual status.



Our loans to a master limited partnership (the "MLP") between subsidiaries of Kemper and subsidiaries of Lumbermens, amounted to $51.6 million at December 31, 1998. The MLP's underlying investment primarily consists of a water development project located in California's Sacramento River Valley. This project is currently in the final stages of a permit process with various Federal and California State agencies which will determine the long-term economic viability of the project. Loans to the MLP are on accrual status.



The remaining significant real estate-related investment amounted to $27.3 million at December 31, 1998 and consisted of various zoned and unzoned residential and commercial lots located in Hawaii. Due to certain negative zoning restriction developments in January 1997 and a continuing economic slump in Hawaii, We have placed these real estate-related investments on nonaccrual status as of December 31, 1996. We are currently pursuing the zoning of all remaining unzoned properties, as well as pursuing steps to sell all remaining zoned properties. However, due to the state of Hawaii's economy, which has lagged behind the economic expansion of most of the rest of the United States, We anticipate that it could be several additional years until We completely dispose of all investments in Hawaii.



We evaluate Our real estate-related investments (including accrued interest) using an estimate of the investments observable market price, net of estimated selling costs. Because Our real estate review process includes estimates involving changing economic conditions and other factors, there can be no assurance that current estimates will prove accurate over time. Our real estate-related investments are expected to continue to decline further through future sales. Our net income could be materially reduced in future periods if:



     - real estate market conditions worsen in areas where Our portfolio is located



     - Kemper's and KILICO's plans with respect to certain projects change, or



     - necessary construction or zoning permits are not obtained

The following table is a summary of Our troubled real estate-related investments:



TROUBLED REAL ESTATE-RELATED INVESTMENTS


(BEFORE RESERVES AND WRITE-DOWNS, EXCEPT FOR REAL ESTATE OWNED)


(in millions)



                                           DECEMBER 31   DECEMBER 31
                                              1998          1997
                                           -----------   -----------
Potential problem loans(1)...............     $  --         $  --
Past due loans(2)........................        --            --
Nonaccrual loans (primarily Hawaiian
  properties)(3).........................      37.4          47.4
Real estate owned........................        --           4.0
                                              -----         -----
          Total..........................     $37.4         $51.4
                                              =====         =====


---------------

(1) These are real estate-related investments where KILICO, based on known information, has serious doubts about the borrowers' abilities to comply with present repayment terms and which We anticipate may go into nonaccrual, past due or restructured status.


(2) Interest more than 90 days past due but not on nonaccrual status.


(3) We do not accrue interest on real estate-related investments when We judge that the likelihood of interest collection is doubtful. Loans on nonaccrual status after reserves and write-downs amounted to $31.8 million and $41.8 million at December 31, 1998 and December 31, 1997, respectively.



NET INVESTMENT INCOME



Our pre-tax net investment income totaled $273.5 million in 1998, compared with $296.2 million in 1997 and $299.7 million in 1996. This includes Our share of the operating losses from equity investments in real estate consisting of other income less depreciation, interest and other expenses. Such operating results exclude interest expense on loans which are on nonaccrual status. As previously discussed, Our net investment income in 1998 and 1997, compared with 1996, has been negatively impacted by purchase accounting adjustments.

Our total foregone investment income before tax on both nonperforming fixed maturity investments and nonaccrual real estate-related investments was as follows:



FOREGONE INVESTMENT INCOME


(dollars in millions)



                                                 YEAR ENDED DECEMBER 31
                                             ------------------------------
                                             1998         1997         1996
                                             ----         ----         ----
Fixed maturities.........................    $.3          $.5          $ .7
Real estate-related investments..........    3.2          3.9            .5
                                             ----         ----         ----
       Total.............................    $3.5         $4.4         $1.2
                                             ====         ====         ====
Basis points.............................      8           10             3
                                             ====         ====         ====



Foregone investment income from the nonaccrual of real estate-related investments is net of Our share of interest expense on these loans excluded from Our share of joint venture operating results. Any increase in nonperforming securities, and either worsening or stagnant real estate conditions, would increase the expected adverse effect on Our future investment income and realized investment results.



REALIZED INVESTMENT RESULTS



Net income reflects after-tax realized investment gains of $33.7 million, $6.8 million and $8.8 million in 1998, 1997 and 1996, respectively. Included in the after-tax realized investment gains are trading account security gains of $1.7 million in 1998. As previously discussed, We segregated a portion of Our General Account investment portfolio in 1998 into a "trading" account under Statement of Financial Accounting Standards No. 115 ("FAS 115"). FAS 115 mandates that assets held in a trading account be valued at fair value, with changes in fair value flowing through the income statement as realized capital gains and losses.



Unrealized gains and losses on fixed maturity investments which are available for sale are not reflected in KILICO's net income. These changes in unrealized value are recorded as a component of accumulated other comprehensive income, net of any applicable income taxes. If and to the extent a fixed maturity investment suffers an other-than-temporary decline in value, however, the security is written down to net realizable value, and the write-down adversely impacts net income.



We regularly monitor Our investment portfolio and as part of this process reviews Our assets for possible impairments of carrying value. Because the review process includes estimates involving changing economic conditions and other factors, there can be no assurance that current estimates will prove accurate over time.



A valuation allowance has been established to reduce the deferred tax asset for investment losses to the amount that, based upon available evidence, is in management's judgment more likely than not to be realized. The valuation allowance is evaluated as of each balance sheet date.



INTEREST RATES



Interest rates remained relatively stable during 1996 and 1997, before declining in 1998. The Federal Reserve Board lowered rates 3 times during the second half of 1998, resulting in a steeper yield curve due to the lower short-term interest rates.



When maturing or sold investments are reinvested at lower yields in a low interest rate environment, We can adjust Our crediting rates on fixed annuities and other interest-bearing liabilities. However, competitive conditions and contractual commitments do not always permit the reduction in crediting rates to fully or immediately reflect reductions in investment yield. This can result in narrower spreads.



A rising interest rate environment can increase net investment income as well as contribute to both realized and unrealized fixed maturity investment losses. A declining interest rate environment can decrease net investment income as well as contribute to both realized and unrealized fixed maturity investment gains. Also, lower renewal crediting rates on annuities, compared with competitors' higher new money crediting rates, have influenced certain annuity holders to seek alternative products. We mitigate this risk somewhat by charging surrender fees, which decrease over time, when annuity holders withdraw funds prior to maturity on certain annuity products. Approximately 46 percent of KILICO's fixed and variable annuity liabilities as of December 31, 1998, however, were no longer subject to significant surrender fees.



LIQUIDITY AND CAPITAL RESOURCES



We carefully monitor cash and short-term investments to maintain adequate balances for timely payment of policyholder benefits, expenses, taxes and policyholder's account balances. In addition, regulatory authorities establish minimum liquidity and capital standards. The major ongoing sources of Our liquidity are deposits for fixed annuities, premium income, investment income, separate account fees, other operating revenue and cash provided from maturing or sold investments.



RATINGS



Ratings are an important factor in establishing the competitive position of life insurance companies. Rating organizations continue to review the financial performance and condition of life insurers and their investment portfolios, including those of KILICO. Any reductions in Our claims-paying ability or financial strength ratings could result in Our products being less attractive to consumers. Any reductions in Our parent's ratings could also adversely impact Our financial flexibility.



Ratings reductions for Kemper or its subsidiaries and other financial events can also trigger obligations to fund certain real estate-related commitments to take out other lenders. In such events, those lenders can be expected to renegotiate their loan terms, although they are not contractually obligated to do so.

Each rating is subject to revision or withdrawal at any time by the assigning organization and should be evaluated independently of any other rating.



STOCKHOLDER'S EQUITY



Stockholder's equity totaled $853.9 million at December 31, 1998, compared with $865.6 million at December 31, 1997, and $751.0 million at December 31, 1996. The 1998 decrease in stockholder's equity was primarily due to dividends of $95.0 million paid to Kemper during 1998. This decrease was offset by 1998 net income of $65.1 million and an increase of $20.3 million in accumulated other comprehensive income. The increase in accumulated other comprehensive income was primarily related to the change in unrealized appreciation related to Our fixed maturity investment portfolio due to falling interest rates during 1998. The 1997 increase in stockholder's equity was primarily due to net income of $38.7 million, a $45.0 million capital contribution and an increase in accumulated other comprehensive income related to the change in unrealized appreciation of $60.1 million related to Our fixed maturity investment portfolio. These increases were offset by a dividend of $29.2 million to Kemper.



EMERGING ISSUE



In June 1998, the FASB issued SFAS No. 133, ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES. This statement is effective for fiscal years beginning after June 15, 1999. Full implementation of SFAS No. 133 is expected in December 1999. The impact of implementation is not expected to be material to KILICO.

                   KILICO'S DIRECTORS AND EXECUTIVE OFFICERS





            NAME AND AGE
        POSITION WITH KILICO                 OTHER BUSINESS EXPERIENCE
          YEAR OF ELECTION                  DURING PAST 5 YEARS OR MORE
        --------------------                ---------------------------
John B. Scott (54)                     Chief Executive Officer, President
Chief Executive Officer since          and Director of Federal Kemper Life
February 1992. President since         Assurance Company (FKLA) and Fidelity
November 1993. Director since 1992.    Life Association (FLA) since 1988.
                                       Chief Executive Officer, President
                                       and Director of Zurich Life Insurance
                                       Company of America (ZLICA) and Zurich
                                       Direct, Inc. (ZD) since March 1996.
                                       Chairman of the Board and Director of
                                       Investors Brokerage Services, Inc.
                                       (IBS) and Investors Brokerage
                                       Services Insurance Agency, Inc.
                                       (IBSIA) since 1993. Chairman of the
                                       Board of FKLA and FLA from April 1988
                                       to January 1996. Chairman of the
                                       Board of KILICO from February 1992 to
                                       January 1996. Executive Vice
                                       President and Director of Kemper
                                       Corporation (Kemper) since January
                                       1994 and March 1996, respectively.
                                       Executive Vice President of Kemper
                                       Financial Companies, Inc. from
                                       January 1994 to January 1996 and
                                       Director from 1992 to January 1996.

Eliane C. Frye (51)                    Executive Vice President of FKLA and
Executive Vice President since 1995.   FLA since 1995. Executive Vice
Director since May 1998.               President of ZLICA and ZD since March
                                       1996. Director of FLA since December
                                       1997. Director of FKLA and ZLICA
                                       since May 1998. Director of ZD from
                                       March 1996 to March 1997. Director of
                                       IBS and IBSIA since 1995. Senior Vice
                                       President of KILICO, FKLA and FLA
                                       from 1993 to 1995. Vice President of
                                       FKLA and FLA from 1988 to 1993.

            NAME AND AGE
        POSITION WITH KILICO                 OTHER BUSINESS EXPERIENCE
          YEAR OF ELECTION                  DURING PAST 5 YEARS OR MORE
        --------------------                ---------------------------
Frederick L. Blackmon (47)             Senior Vice President and Chief
Senior Vice President and Chief        Financial Officer of FKLA since
Financial Officer since December       December 1995. Senior Vice President
1995.                                  and Chief Financial Officer of FLA
                                       since January 1996. Senior Vice
                                       President and Chief Financial Officer
                                       of ZLICA since March 1996. Senior
                                       Vice President and Chief Financial
                                       Officer of ZD since March 1996.
                                       Director of FLA since May 1998.
                                       Director of ZD from March 1996 to
                                       March 1997. Treasurer and Chief
                                       Financial Officer of Kemper since
                                       January 1996. Chief Financial Officer
                                       of Alexander Hamilton Life Insurance
                                       Company from April 1989 to November
                                       1995.

James C. Harkensee (40)                Senior Vice President of FKLA and FLA
Senior Vice President since January    since January 1996. Senior Vice
1996.                                  President of ZLICA since 1995. Senior
                                       Vice President of ZD since 1995.
                                       Director of ZD from April 1993 to
                                       March 1997 and since March 1998. Vice
                                       President of ZLICA from 1992 to 1995.
                                       Chief Actuary of ZLICA from 1991 to
                                       1994. Assistant Vice President of
                                       ZLICA from 1990 to 1992. Vice
                                       President of ZD from 1994 to 1995.

James E. Hohmann (43)                  Senior Vice President of FKLA since
Senior Vice President since December   December 1995. Chief Actuary of FKLA
1995. Director since May 1998.         and KILICO from December 1995 to
                                       January 1999. Senior Vice President
                                       of FLA since January 1996. Chief
                                       Actuary of FLA from January 1996 to
                                       January 1999. Senior Vice President
                                       of ZLICA and ZD since March 1996.
                                       Chief Actuary of ZLICA and ZD from
                                       March 1996 to January 1999. Director
                                       of FLA since June 1997. Director of
                                       FKLA and ZLICA since May 1998.
                                       Director of ZD from March 1996 to
                                       March 1997. Managing Principal
                                       (Partner) of Tillinghast-Towers
                                       Perrin from January 1991 to December
                                       1995. Consultant/Principal (Partner)
                                       of Tillinghast-Towers Perrin from
                                       November 1986 to January 1991.

            NAME AND AGE
        POSITION WITH KILICO                 OTHER BUSINESS EXPERIENCE
          YEAR OF ELECTION                  DURING PAST 5 YEARS OR MORE
        --------------------                ---------------------------
Edward K. Loughridge (44)              Senior Vice President and Corporate
Senior Vice President and Corporate    Development Officer of FKLA and FLA
Development Officer since January      since January 1996. Senior Vice
1996.                                  President and Corporate Development
                                       Officer for ZLICA and ZD since March
                                       1996. Senior Vice President of Human
                                       Resources of Zurich-American
                                       Insurance Group from February 1992 to
                                       March 1996.

Debra P. Rezabek (43)                  Senior Vice President of FKLA and FLA
Senior Vice President since 1996.      since March 1996. Corporate Secretary
General Counsel since 1992. Corporate  of FKLA and FLA since January 1996.
Secretary since January 1996.          Director of FLA since May 1998. Vice
                                       President of KILICO, FKLA and FLA
                                       since 1995. General Counsel and
                                       Director of Government Affairs of
                                       FKLA and FLA since 1992 and of KILICO
                                       since 1993. Senior Vice President,
                                       General Counsel and Corporate
                                       Secretary of ZLICA since March 1996.
                                       Senior Vice President, General
                                       Counsel and Corporate Secretary of ZD
                                       since March 1996. Director of ZD from
                                       March 1996 to March 1997. Secretary
                                       of IBS and IBSIA since 1993. Director
                                       of IBS and IBSIA from 1993 to 1996.
                                       Assistant General Counsel of FKLA and
                                       FLA from 1988 to 1992. General
                                       Counsel and Assistant Secretary of
                                       KILICO, FKLA and FLA from 1992 to
                                       1996. Assistant Secretary of Kemper
                                       since January 1996.

Kenneth M. Sapp (53)                   Senior Vice President of FKLA, FLA
Senior Vice President since January    and ZLICA since January 1998.
1998.                                  Director of IBS since May 1998.
                                       Director of IBSIA since September
                                       1998. Vice President--Aetna Life
                                       Brokerage of Aetna Life & Annuity
                                       Company from February 1992 to January
                                       1998.

            NAME AND AGE
        POSITION WITH KILICO                 OTHER BUSINESS EXPERIENCE
          YEAR OF ELECTION                  DURING PAST 5 YEARS OR MORE
        --------------------                ---------------------------
George Vlaisavljevich (56)             Senior Vice President of FKLA, FLA
Senior Vice President since October    and ZLICA since October 1996. Senior
1996.                                  Vice President of ZD since March
                                       1997. Director of IBS and IBSIA since
                                       October 1996. Executive Vice
                                       President of The Copeland Companies
                                       from April 1983 to September 1996.

Loren J. Alter (60)                    Director of FKLA, FLA and Scudder
Director since January 1996.           Kemper Investments, Inc. (SKI) since
                                       January 1996. Director of ZLICA since
                                       May 1979. Executive Vice President
                                       and Chief Financial Officer of Zurich
                                       U.S. since 1979. President, Chief
                                       Executive Officer and Director of
                                       Kemper since January 1996.

William H. Bolinder (55)               Chairman of the Board and Director of
Chairman of the Board and Director     FKLA and FLA since January 1996.
since January 1996.                    Chairman of the Board of ZLICA and ZD
                                       since March 1995. Chairman of the
                                       Board and Director of Kemper since
                                       January 1996. Director of SKI since
                                       January 1996. Vice Chairman of SKI
                                       from January 1996 to 1998. Member of
                                       the Group Executive Board of Zurich
                                       Financial Services Group since 1998.
                                       Member of the Corporate Executive
                                       Board of Zurich Insurance Group from
                                       October 1994 to 1998. Chairman of
                                       Zurich American Insurance Company
                                       since 1998. Chairman of the Board of
                                       American Guarantee and Liability
                                       Insurance Company, Zurich American
                                       Insurance Company of Illinois,
                                       American Zurich Insurance Company and
                                       Steadfast Insurance Company since
                                       1995. Chief Executive Officer of
                                       American Guarantee and Liability
                                       Insurance Company, Zurich American
                                       Insurance Company of Illinois and
                                       American Zurich Insurance Company
                                       from 1986 to June 1995. President of
                                       Zurich Holding Company of America
                                       since 1986. Manager of Zurich
                                       Insurance Company, U.S. Branch from
                                       1986 to 1998. Underwriter for Zurich
                                       American Lloyds since 1986.

            NAME AND AGE
        POSITION WITH KILICO                 OTHER BUSINESS EXPERIENCE
          YEAR OF ELECTION                  DURING PAST 5 YEARS OR MORE
        --------------------                ---------------------------
David A. Bowers (52)                   Director of FKLA and ZLICA since May
Director since May 1997.               1997. Director of FLA since June
                                       1997. Executive Vice President,
                                       Corporate Secretary and General
                                       Counsel of Zurich U.S. since August
                                       1985. Vice President, General Counsel
                                       and Secretary of Kemper since January
                                       1996.

Gunther Gose (54)                      Director of FKLA, FLA and ZLICA since
Director since November 1998.          November 1998. Chief Financial
                                       Officer and Member of the Group
                                       Executive Board of Zurich Financial
                                       Services since October 1998. Member
                                       of the Corporate Executive Board of
                                       Zurich Insurance Group from April
                                       1990 to October 1998.

                             EXECUTIVE COMPENSATION



                           SUMMARY COMPENSATION TABLE


                                                                                                           LONG TERM
                                                                                                         COMPENSATION
                                                                      ANNUAL COMPENSATION                   AWARDS
                                                           -----------------------------------------------------------
                                                                                                           LONG TERM
                                                                                            OTHER          INCENTIVE
                                                                                            ANNUAL           PLAN
                    NAME AND                                                             COMPENSATION       PAYOUTS
               PRINCIPAL POSITION                  YEAR    SALARY ($)    BONUS ($)(2)       ($)(3)          ($)(2)
----------------------------------------------------------------------------------------------------------------------
John B. Scott...................................   1998     $171,000       $137,670        $    --         $219,375
Chief Executive Officer(1)                         1997      171,000        112,100             --          239,400
                                                   1996      212,500         94,000             --          212,500
Eliane C. Frye..................................   1998      107,160         64,860             --           89,300
Executive Vice President(1)                        1997       98,040         47,515             --           91,590
                                                   1996      105,000         41,750             --           69,750
Frederick L. Blackmon...........................   1998       94,160         63,800             --           78,540
Senior Vice President and Chief Financial          1997       96,300         54,225             --          112,500
  Officer(1)                                       1996      100,583         47,000         27,924           71,250
George Vlaisavljevich...........................   1998      260,000        146,000             --          216,600
Senior Vice President(1)........................   1997      252,500        146,000         39,922          243,000
James E. Hohmann................................   1998       88,400         71,175             --           79,560
Senior Vice President and                          1997       79,333         45,500             --           80,150
  Chief Actuary(1)                                 1996      113,333             --             --               --

                                                           ----------------
                                                   ALL OTHER
                    NAME AND                      COMPENSATION
               PRINCIPAL POSITION                 ($)(4)(5)(6)
----------------------------------------------------------------------------------------------------
John B. Scott...................................    $ 42,465
Chief Executive Officer(1)                            34,148
                                                     142,498
Eliane C. Frye..................................      23,864
Executive Vice President(1)                           18,886
                                                      58,520
Frederick L. Blackmon...........................      22,077
Senior Vice President and Chief Financial             19,543
  Officer(1)                                          11,226
George Vlaisavljevich...........................      60,899
Senior Vice President(1)........................       9,165
James E. Hohmann................................      21,938
Senior Vice President and                             17,643
  Chief Actuary(1)                                    11,333


---------------

(1) Also served in same positions for FKLA, ZLICA and FLA. An allocation of the time devoted to duties as executive officer of KILICO has been made. All compensation items reported in the Summary Compensation Table reflect this allocation.

(2) Annual bonuses are paid pursuant to annual incentive plans.



(3) The amounts disclosed in this column include:



    (a) Amounts paid as non-preferential dividend equivalents on shares of restricted stock and phantom stock units.



    (b) The cash value of shares of Kemper common stock when awarded under the Kemper Anniversary Award Plan. Employees were awarded shares on an increasing scale beginning with their 10th year of employment and every 5 years thereafter, with a pro rata award at retirement.



    (c) The taxable benefit from personal use of an employer-provided automobile and certain estate planning services facilitated for executives.



    (d) Relocation expense reimbursements of $21,437 in 1996 for Mr. Blackmon and $24,498 for Mr. Vlaisavljevich in 1997.



(4) The amounts in this column include:



    (a) The amounts of employer contributions allocated to the accounts of the named persons under profit sharing plans or under supplemental plans maintained to provide benefits in excess of applicable ERISA limitations.



    (b) Distributions from the Kemper and FKLA supplemental plans.



(5) Pursuant to the Conseco Merger Agreement, which was an agreement that was subsequently terminated as the result of a failed merger attempt by Conseco, the restricted stock awards for 1993 and 1994 were cancelled. To replace these awards, on June 30, 1994, the Committee, under the Kemper Bonus Restoration Plan and in its sole discretion, granted cash awards to the named executive officers and other affected executives entitling each of them to receive an amount in cash immediately prior to the effective time of the then-planned Conseco merger equal to the product of the number of shares of restricted stock previously granted to such individual under the 1993 Senior Executive Long-Term Incentive Plan multiplied by the consideration payable in the merger. As a result of the termination of the Conseco Merger Agreement, no cash awards were paid pursuant to the Kemper Bonus Restoration Plan.



    In January 1995, the board of directors, upon the advice of the Committee, approved the adoption of the Kemper 1995 Executive Incentive Plan under which active employee holders of the previously cancelled shares of restricted stock were granted phantom stock units by the Committee equal to the number of shares cancelled plus an added amount representing 20 percent of the Aggregate cancelled shares. The 20 percent supplement was awarded in recognition of the imposition of new vesting periods on the phantom awards (to the extent the restricted stock held prior to cancellation would otherwise have vested in June 1994 had stockholder approval of the affected restricted stock plan been obtained as earlier anticipated).



    By their terms, the phantom stock units associated with cancelled shares of restricted stock originally awarded in 1993, as supplemented, would have vested on December 31, 1995 and entitled the holders to a cash payment (net of any required tax withholding) determined by the value of Kemper's common stock based on an average trading range to December 31, 1995, and those phantom stock units associated with the cancelled restricted stock originally awarded in 1994 could similarly have vested and been paid on December 31, 1996, subject to ongoing employment to the respective vesting dates. Notwithstanding these vesting provisions, the phantom stock units earlier vested and entitled payment upon the consummation of a "change of control" of Kemper. Dividend equivalents were payable to holders of the phantom stock units as compensation income when and as dividends were paid on Kemper's outstanding common stock, and the Executive Incentive Plan provided for standard anti-dilution adjustments.



    Phantom stock units awarded to the named executive officers subject to vesting on December 31, 1996, were Mr. Scott 12,600 phantom units and Ms. Frye 1,680 phantom units. All phantom stock units vested and were paid immediately prior to the effectiveness of the January 4, 1996 acquisition of Kemper by Zurich and Insurance Partners. Mr. Scott and Ms. Frye received allocated cash out payments of $430,272, and $80,317, respectively, in 1996.



(6) Pursuant to the terms of a Termination Protection Agreement with Kemper dated March 17, 1994, Mr. Scott received payments in 1995 and 1996. These payments were made by Kemper and no portion of the payments were allocated to KILICO.

             TABLE OF CONTENTS--STATEMENT OF ADDITIONAL INFORMATION


The Statement of Additional Information, Table of Contents is: Services to the Separate Account; Performance Information of Subaccounts; State Regulation; Experts; Financial Statements. Please read the Statement of Additional Information in conjunction with this Prospectus.



                              FINANCIAL STATEMENTS



Our included financial statements should be considered primarily as bearing on our ability to meet Our obligations under the Contracts. The Contracts are not entitled to participate in earnings, dividends or surplus of KILICO.



                             CHANGE OF ACCOUNTANTS



On September 12, 1997, KILICO appointed the accounting firm of PricewaterhouseCoopers LLP ("PricewaterhouseCoopers"), formerly Coopers & Lybrand, L.L.P., as independent accountants for the year ended December 31, 1997 to replace KPMG LLP effective with such appointment. Our Board of Directors approved the selection of PricewaterhouseCoopers as the new independent accountants. Management had not consulted with PricewaterhouseCoopers on any accounting, auditing or reporting matter, prior to that time.



During the fiscal year ended December 31, 1996, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure or any reportable events. KPMG LLP's report on the financial statements for 1996 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.



There were no disagreements with PricewaterhouseCoopers on accounting or financial disclosures for the years ended December 31, 1998 or 1997.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



The Board of Directors and Stockholder of


Kemper Investors Life Insurance Company:



In our opinion, the accompanying consolidated balance sheets as of December 31, 1998 and 1997 and the related consolidated statements of operations, comprehensive income, stockholder's equity and cash flows present fairly, in all material respects, the financial position of Kemper Investors Life Insurance Company and subsidiaries (the "Company") at December 31, 1998 and 1997, and the results of their operations and their cash flows for the years then ended, in conformity with generally accepted accounting principles. In addition, in our opinion, the financial statement schedules listed in the accompanying index present fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements. These financial statements and financial statement schedules are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements and financial statement schedules based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above. The financial statements of the Company for the period from January 4, 1996 to December 31, 1996 were audited by other independent accountants whose report, dated March 21, 1997, expressed an unqualified opinion on those statements.



                                                PricewaterhouseCoopers LLP


Chicago, Illinois


March 12, 1999

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



The Board of Directors and Stockholder


Kemper Investors Life Insurance Company:



We have audited the accompanying consolidated statements of operations, comprehensive income, stockholder's equity, and cash flows of Kemper Investors Life Insurance Company and subsidiaries for the period from January 4, 1996 to December 31, 1996. In connection with our audit of the consolidated financial statements, we also have audited the financial statement schedules as of December 31, 1996 as listed in the accompanying index. These financial statement schedules are incorporated by reference to a previously filed Form 10-K. These consolidated financial statements and the financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements and schedules based on our audit.



We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.



In our opinion, the aforementioned consolidated financial statements present fairly, in all material respects, the results of operations and the cash flows of Kemper Investors Life Insurance Company and subsidiaries for the period from January 4, 1996 to December 31, 1996, in conformity with generally accepted accounting principles. Also, in our opinion, the aforementioned supplementary financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.



                                                         KPMG LLP



Chicago, Illinois


March 21, 1997

                    KEMPER INVESTORS LIFE INSURANCE COMPANY


                                AND SUBSIDIARIES



                          CONSOLIDATED BALANCE SHEETS


                       (in thousands, except share data)



                                                 DECEMBER 31   DECEMBER 31
                                                    1998          1997
                                                 -----------   -----------
ASSETS
Fixed maturities, available for sale, at fair
  value (amortized cost: December 31, 1998,
  $3,421,535; December 31, 1997, $3,644,075)...  $3,482,820    $ 3,668,643
Trading account securities at fair value
  (amortized cost: December 31, 1998,
  $99,095).....................................     101,781             --
Short-term investments.........................      58,334        236,057
Joint venture mortgage loans...................      65,806         72,663
Third-party mortgage loans.....................      76,520        102,974
Other real estate-related investments..........      22,049         44,409
Policy loans...................................     271,540        282,439
Equity securities..............................      66,854         24,839
Other invested assets..........................      23,645         20,820
                                                 -----------   -----------
         Total investments.....................   4,169,349      4,452,844
Cash...........................................      13,486         23,868
Accrued investment income......................     124,213        117,789
Goodwill.......................................     216,651        229,393
Value of business acquired.....................     118,850        138,482
Deferred insurance acquisition costs...........      91,543         59,459
Deferred income taxes..........................      35,059         39,993
Reinsurance recoverable........................     344,837        382,609
Receivable on sales of securities..............       3,500         20,076
Other assets and receivables...................      23,029          3,187
Assets held in separate accounts...............   7,099,204      5,121,950
                                                 -----------   -----------
         Total assets..........................  $12,239,721   $10,589,650
                                                 ===========   ===========
LIABILITIES
Future policy benefits.........................  $3,906,391    $ 4,239,480
Benefits and funds payable.....................     318,369        150,524
Other accounts payable and liabilities.........      61,898        212,133
Liabilities related to separate accounts.......   7,099,204      5,121,950
                                                 -----------   -----------
         Total liabilities.....................  11,385,862      9,724,087
                                                 -----------   -----------
Commitments and contingent liabilities
STOCKHOLDER'S EQUITY
Capital stock--$10 par value,
  authorized 300,000 shares; outstanding
  250,000 shares...............................       2,500          2,500
Additional paid-in capital.....................     804,347        806,538
Accumulated other comprehensive income.........      32,975         12,637
Retained earnings..............................      14,037         43,888
                                                 -----------   -----------
         Total stockholder's equity............     853,859        865,563
                                                 -----------   -----------
         Total liabilities and stockholder's
           equity..............................  $12,239,721   $10,589,650
                                                 ===========   ===========



See accompanying notes to consolidated financial statements.

                    KEMPER INVESTORS LIFE INSURANCE COMPANY


                                AND SUBSIDIARIES



                     CONSOLIDATED STATEMENTS OF OPERATIONS


                                 (in thousands)



                                              YEAR ENDED DECEMBER 31
                                         --------------------------------
                                           1998        1997        1996
                                           ----        ----        ----
REVENUE
Net investment income.................   $273,512    $296,195    $299,688
Realized investment gains.............     51,868      10,546      13,602
Premium income........................     22,346      22,239       7,822
Separate account fees and charges.....     61,982      85,413      25,309
Other income..........................     10,031      11,087       9,786
                                         --------    --------    --------
          Total revenue...............    419,739     425,480     356,207
                                         --------    --------    --------
BENEFITS AND EXPENSES
Interest credited to policyholders....    176,906     199,782     223,094
Claims incurred and other policyholder
  benefits............................     28,029      28,372      14,255
Taxes, licenses and fees..............     30,292      52,608       2,173
Commissions...........................     39,046      32,602      25,962
Operating expenses....................     44,575      36,837      24,678
Deferral of insurance acquisition
  costs...............................    (46,565)    (38,177)    (27,820)
Amortization of insurance acquisition
  costs...............................     12,082       3,204       2,316
Amortization of value of
  business acquired...................     17,677      24,948      21,530
Amortization of goodwill..............     12,744      15,295      10,195
                                         --------    --------    --------
          Total benefits and
            expenses..................    314,786     355,471     296,383
                                         --------    --------    --------
Income before income tax expense......    104,953      70,009      59,824
Income tax expense....................     39,804      31,292      25,403
                                         --------    --------    --------
          Net income..................   $ 65,149    $ 38,717    $ 34,421
                                         ========    ========    ========



See accompanying notes to consolidated financial statements.

                    KEMPER INVESTORS LIFE INSURANCE COMPANY


                                AND SUBSIDIARIES



                CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME


                                 (in thousands)



                                                 YEAR ENDED DECEMBER 31
                                            --------------------------------
                                              1998        1997        1996
                                              ----        ----        ----
NET INCOME...............................   $ 65,149    $ 38,717    $ 34,421
                                            --------    --------    --------
OTHER COMPREHENSIVE INCOME (LOSS), BEFORE
  TAX:
  Unrealized holding gains (losses) on
    investments arising during period:
    Unrealized holdings gains (losses) on
       investments.......................     25,372      60,802     (84,036)
    Adjustment to value of business
       acquired..........................     (9,332)    (28,562)     16,735
    Adjustment to deferred insurance
       acquisition costs.................     (2,862)     (2,680)      1,307
                                            --------    --------    --------
         Total unrealized holding gains
           (losses) on investments
           arising during period.........     13,178      29,560     (65,994)
                                            --------    --------    --------
  Less reclassification adjustments for
    items included in net income:
    Adjustment for (gains) losses
       included in realized investment
       gains.............................      6,794      (9,016)      3,963
    Adjustment for amortization of
       premium on fixed maturities
       included in net investment
       income............................    (17,064)    (17,866)    (26,036)
    Adjustment for (gains) losses
       included in amortization of value
       of business acquired..............     (7,378)     (2,353)     (4,212)
    Adjustment for (gains) losses
       included in amortization of
       insurance acquisition costs.......       (463)       (355)      --
                                            --------    --------    --------
         Total reclassification
           adjustments for items included
           in net income.................    (18,111)    (29,590)    (26,285)
                                            --------    --------    --------
Other comprehensive income (loss), before
  related income tax expense (benefit)...     31,289      59,150     (39,709)
Related income tax expense (benefit).....     10,952        (985)      7,789
                                            --------    --------    --------
         Other comprehensive income
           (loss), net of tax............     20,337      60,135     (47,498)
                                            --------    --------    --------
         Comprehensive income (loss).....   $ 85,486    $ 98,852    $(13,077)
                                            ========    ========    ========



See accompanying notes to consolidated financial statements.

                    KEMPER INVESTORS LIFE INSURANCE COMPANY


                                AND SUBSIDIARIES



                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY


                                 (in thousands)



                                                   DECEMBER 31
                                       ------------------------------------
                                         1998          1997          1996
                                         ----          ----          ----
CAPITAL STOCK, beginning and end of
  period............................   $  2,500      $  2,500      $  2,500
                                       --------      --------      --------

ADDITIONAL PAID-IN CAPITAL,
  beginning of period...............    806,538       761,538       743,104
Capital contributions from parent...      4,261        45,000        18,434
Adjustment to prior period capital
  contribution from parent..........     (6,452)           --            --
                                       --------      --------      --------
          End of period.............    804,347       806,538       761,538
                                       --------      --------      --------

ACCUMULATED OTHER COMPREHENSIVE
  INCOME (LOSS), beginning of
  period............................     12,637       (47,498)        --
Other comprehensive income (loss),
  net of tax........................     20,338        60,135       (47,498)
                                       --------      --------      --------
          End of period.............     32,975        12,637       (47,498)
                                       --------      --------      --------

RETAINED EARNINGS, beginning of
  period............................     43,888        34,421         --
Net income..........................     65,149        38,717        34,421
Dividends to parent.................    (95,000)      (29,250)        --
                                       --------      --------      --------
          End of period.............     14,037        43,888        34,421
                                       --------      --------      --------

          Total stockholder's
            equity..................   $853,859      $865,563      $750,961
                                       ========      ========      ========



See accompanying notes to consolidated financial statements.

                    KEMPER INVESTORS LIFE INSURANCE COMPANY


                                AND SUBSIDIARIES



                     CONSOLIDATED STATEMENTS OF CASH FLOWS


                                 (in thousands)



                                                          YEAR ENDED DECEMBER 31
                                                   -------------------------------------
                                                      1998         1997         1996
                                                      ----         ----         ----
CASH FLOWS FROM OPERATING ACTIVITIES
  Net income.....................................  $    65,149   $  38,717   $    34,421
  Reconcilement of net income to net cash
    provided:
    Realized investment gains....................      (51,868)    (10,546)      (13,602)
    Net change in trading account securities.....       (6,727)         --            --
    Interest credited and other charges..........      173,958     198,206       230,298
    Deferred insurance acquisition costs.........      (34,483)    (34,973)      (25,504)
    Amortization of value of business acquired...       17,677      24,948        21,530
    Amortization of goodwill.....................       12,744      15,295        10,195
    Amortization of discount and premium on
      investments................................       17,353      17,866        25,743
    Deferred income taxes........................      (12,469)    (99,370)         (897)
    Net change in current federal income taxes...      (73,162)     97,386       108,806
    Benefits and premium taxes due related to
      separate account bank-owned life
      insurance..................................      123,884     180,546            --
    Other, net...................................      (41,477)     17,168       (22,283)
                                                   -----------   ---------   -----------
        Net cash provided from operating
          activities.............................      190,579     445,243       368,707
                                                   -----------   ---------   -----------
CASH FLOWS FROM INVESTING ACTIVITIES
  Cash from investments sold or matured:
    Fixed maturities held to maturity............      491,699     229,208       264,383
    Fixed maturities sold prior to maturity......      882,596     633,872       891,995
    Equity securities............................      107,598          --            --
    Mortgage loans, policy loans and other
      invested assets............................      180,316     131,866       168,727
  Cost of investments purchased or loans
    originated:
    Fixed maturities.............................   (1,319,119)   (606,028)   (1,369,091)
    Equity securities............................      (83,303)         --            --
    Mortgage loans, policy loans and other
      invested assets............................      (66,331)    (76,350)     (119,044)
  Short-term investments, net....................      177,723    (164,361)      300,819
  Net change in receivable and payable for
    securities transactions......................         (677)     29,746       (31,667)
  Net change in other assets.....................           --         244           115
                                                   -----------   ---------   -----------
        Net cash provided by investing
          activities.............................      370,502     178,197       106,237
                                                   -----------   ---------   -----------
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
    Deposits.....................................      180,124     145,687       141,159
    Withdrawals..................................     (649,400)   (745,510)     (700,084)
  Capital contributions from parent..............        4,261      45,000        18,434
  Dividends to parent............................      (95,000)    (29,250)           --
  Other..........................................      (11,448)    (18,275)       42,512
                                                   -----------   ---------   -----------
        Net cash used in financing activities....     (571,463)   (602,348)     (497,979)
                                                   -----------   ---------   -----------
            Net increase (decrease) in cash......      (10,382)     21,092       (23,035)
CASH, beginning of period........................       23,868       2,776        25,811
                                                   -----------   ---------   -----------
CASH, end of period..............................  $    13,486   $  23,868   $     2,776
                                                   ===========   =========   ===========



See accompanying notes to consolidated financial statements.

                    KEMPER INVESTORS LIFE INSURANCE COMPANY


                                AND SUBSIDIARIES



                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES



BASIS OF PRESENTATION



Kemper Investors Life Insurance Company and subsidiaries (the "Company") issues fixed and variable annuity products, variable life, term life and interest-sensitive life insurance products marketed primarily through a network of financial institutions, securities brokerage firms, insurance agents and financial planners. The Company is licensed in the District of Columbia and all states except New York. The Company is a wholly-owned subsidiary of Kemper Corporation ("Kemper"). Effective January 4, 1996, Zurich Insurance Company ("Zurich"), Insurance Partners, L.P. ("IP") and Insurance Partners Offshore (Bermuda), L.P. (together with IP, "Insurance Partners") owned 80 percent and 20 percent, respectively, of Kemper and therefore the Company. On February 27, 1998, Zurich acquired Insurance Partner's remaining 20 percent interest for cash. As a result of this transaction, Kemper and the Company became wholly-owned subsidiaries of Zurich.



Effective September 7, 1998, the businesses of Zurich merged with the financial services business of B.A.T. Industries forming Zurich Financial Services ("ZFS"). ZFS is owned by Zurich Allied AG and Allied Zurich p.l.c., fifty-seven percent and forty-three percent, respectively. Zurich Allied AG, representing the financial interest of the former Zurich Group, is listed on the Swiss Market Index, replacing Zurich. Allied Zurich p.l.c., representing the financial interest of B.A.T. Industries, is included in the FTSE-100 Share Index in London.



The financial statements include the accounts of the Company on a consolidated basis. All significant intercompany balances and transactions have been eliminated. Certain reclassifications have been made to the 1997 and 1996 consolidated financial statements in order for them to conform to the 1998 presentation.



BASIS OF ACCOUNTING



The acquisition of the Company on January 4, 1996, was accounted for using the purchase method of accounting. The consolidated financial statements of the Company prior to January 4, 1996, were prepared on a historical cost basis in accordance with generally accepted accounting principles. The accompanying consolidated financial statements of the Company as of and for the years ended December 31, 1996, 1997 and 1998, have been prepared in conformity with generally accepted accounting principles.

                    KEMPER INVESTORS LIFE INSURANCE COMPANY


                                AND SUBSIDIARIES


                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


ESTIMATES



The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that could affect the reported amounts of assets and liabilities as well as the disclosure of contingent assets or liabilities at the date of the financial statements. As a result, actual results reported as revenue and expenses could differ from the estimates reported in the accompanying financial statements. As further discussed in the accompanying notes to the consolidated financial statements, significant estimates and assumptions affect deferred insurance acquisition costs, the value of business acquired, provisions for real estate-related losses and reserves, other-than-temporary declines in values for fixed maturities, the valuation allowance for deferred income taxes and the calculation of fair value disclosures for certain financial instruments.



GOODWILL



The Company reviews goodwill to determine if events or changes in circumstances may have affected the recoverability of the outstanding goodwill as of each reporting period. In the event that the Company determines that goodwill is not recoverable, it would amortize such amounts as additional goodwill expense in the accompanying financial statements. As of December 31, 1998, the Company believes that no such adjustment is necessary.



The Company began to amortize goodwill during 1996 on a straight-line basis over twenty-five years. In December of 1997, the Company changed its amortization period to twenty years in order to conform to Zurich's accounting practices and policies. As a result of the change in amortization periods, the Company recorded an increase in goodwill amortization expense of $5.1 million during 1997.



VALUE OF BUSINESS ACQUIRED



The value of business acquired reflects the estimated fair value of the Company's life insurance business in force and represents the portion of the cost to acquire the Company that is allocated to the value of the right to receive future cash flows from insurance contracts existing at the date of acquisition. Such value is the present value of the actuarially determined projected cash flows for the acquired policies.



The value of the business acquired is amortized over the estimated contract life of the business acquired in relation to the present value of estimated gross profits using current assumptions based on an interest rate equal to the liability

                    KEMPER INVESTORS LIFE INSURANCE COMPANY


                                AND SUBSIDIARIES


                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


or contract rate on the value of business acquired. The estimated amortization and accretion of interest for the value of business acquired for each of the years through December 31, 2003 are as follows:



                                                                      PROJECTED
     (IN THOUSANDS)        BEGINNING                  ACCRETION OF     ENDING
 YEAR ENDED DECEMBER 31     BALANCE    AMORTIZATION     INTEREST       BALANCE
 ----------------------    ---------   ------------   ------------    ---------
1996 (actual)...........   $190,222      $(31,427)       $9,897       $168,692
1997 (actual)...........    168,692       (34,906)        9,958        143,744
1998 (actual)...........    143,744       (26,807)        9,129        126,066
1999....................    126,066       (24,926)        7,741        108,881
2000....................    108,881       (22,649)        6,619         92,851
2001....................     92,851       (20,736)        5,577         77,692
2002....................     77,692       (17,096)        4,695         65,291
2003....................     65,291       (15,504)        3,948         53,735



The projected ending balance of the value of business acquired will be further adjusted to reflect the impact of unrealized gains or losses on fixed maturities held as available for sale in the investment portfolio. Such adjustments are not recorded in the Company's net income but rather are recorded as a credit or charge to accumulated other comprehensive income, net of income tax. As of December 31, 1998 and 1997, this adjustment decreased the value of business acquired by $7.2 million and $5.3 million, respectively, and accumulated other comprehensive income by approximately $4.7 million and $3.4 million, respectively.



LIFE INSURANCE REVENUE AND EXPENSES



Revenue for annuities, variable life insurance and interest-sensitive life insurance products consists of investment income, and policy charges such as mortality, expense and surrender charges and expense loads for premium taxes on certain contracts. Expenses consist of benefits and interest credited to contracts, policy maintenance costs and amortization of deferred insurance acquisition costs.



Premiums for term life policies are reported as earned when due. Profits for such policies are recognized over the duration of the insurance policies by matching benefits and expenses to premium income.

                    KEMPER INVESTORS LIFE INSURANCE COMPANY


                                AND SUBSIDIARIES


                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


DEFERRED INSURANCE ACQUISITION COSTS



The costs of acquiring new business, principally commission expense and certain policy issuance and underwriting expenses, have been deferred to the extent they are recoverable from estimated future gross profits on the related contracts and policies. The deferred insurance acquisition costs for annuities, separate account business and interest-sensitive life insurance products are being amortized over the estimated contract life in relation to the present value of estimated gross profits. Deferred insurance acquisition costs related to such interest-sensitive products also reflect the estimated impact of unrealized gains or losses on fixed maturities held as available for sale in the investment portfolio, through a credit or charge to accumulated other comprehensive income, net of income tax. The deferred insurance acquisition costs for term-life insurance products are being amortized over the premium paying period of the policies.



FUTURE POLICY BENEFITS



Liabilities for future policy benefits related to annuities and interest-sensitive life contracts reflect net premiums received plus interest credited during the contract accumulation period and the present value of future payments for contracts that have annuitized. Current interest rates credited during the contract accumulation period range from 3.0 percent to 7.5 percent. Future minimum guaranteed interest rates vary from 3.0 percent to 4.0 percent. For contracts that have annuitized, interest rates used in determining the present value of future payments range principally from 2.5 percent to 12.0 percent.



Liabilities for future term life policy benefits have been computed principally by a net level premium method. Anticipated rates of mortality are based on the 1975-1980 Select and Ultimate Table modified by Company experience, including withdrawals. Estimated future investment yields are a level 6.8 percent.



GUARANTY FUND ASSESSMENTS



The Company is liable for guaranty fund assessments related to certain unaffiliated insurance companies that have become insolvent during the years 1998 and prior. The Company's financial statements include provisions for all known assessments that are expected to be levied against the Company as well as an estimate of amounts (net of estimated future premium tax recoveries) that the Company believes it will be assessed in the future for which the life insurance industry has estimated the cost to cover losses to policyholders.

                    KEMPER INVESTORS LIFE INSURANCE COMPANY


                                AND SUBSIDIARIES


                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


INVESTED ASSETS AND RELATED INCOME



Investments in fixed maturities and equity securities are carried at fair value. Short-term investments are carried at cost, which approximates fair value.



The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity, or in the case of mortgage-backed and asset-backed securities, over the estimated life of the security. Such amortization is included in net investment income. Amortization of the discount or premium from mortgage-backed and asset-backed securities is recognized using a level effective yield method which considers the estimated timing and amount of prepayments of the underlying loans and is adjusted to reflect differences which arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. To the extent that the estimated lives of such securities change as a result of changes in prepayment rates, the adjustment is also included in net investment income. The Company does not accrue interest income on fixed maturities deemed to be impaired on an other-than-temporary basis, or on mortgage loans and other real estate loans where the likelihood of collection of interest is doubtful.



Mortgage loans are carried at their unpaid balance, net of unamortized discount and any applicable reserves or write-downs. Other real estate-related investments, net of any applicable reserves and write-downs, include: (1) notes receivable from real estate ventures; (2) investments in real estate ventures, adjusted for the equity in the operating income or loss of such ventures, and
(3) real estate owned at December 31, 1997, carried at fair value. Real estate reserves are established when declines in collateral values, estimated in light of current economic conditions, indicate a likelihood of loss.



Investments in policy loans and other invested assets, consisting primarily of venture capital investments and a leveraged lease, are carried primarily at cost.



Realized gains or losses on sales of investments, determined on the basis of identifiable cost on the disposition of the respective investment, recognition of other-than-temporary declines in value and changes in real estate-related reserves and write-downs are included in revenue. Net unrealized gains or losses on revaluation of investments are credited or charged to accumulated other comprehensive income. Such unrealized gains are recorded net of deferred income tax expense, while unrealized losses are not tax benefitted.

                    KEMPER INVESTORS LIFE INSURANCE COMPANY


                                AND SUBSIDIARIES


                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


SEPARATE ACCOUNT BUSINESS



The assets and liabilities of the separate accounts represent segregated funds administered and invested by the Company for purposes of funding variable annuity and variable life insurance contracts for the exclusive benefit of variable annuity and variable life insurance contract holders. The Company receives administrative fees from the separate account and retains varying amounts of withdrawal charges to cover expenses in the event of early withdrawals by contract holders. The assets and liabilities of the separate accounts are carried at fair value.



INCOME TAX



For the period January 1 through January 4, 1996, the Company's federal income tax return was consolidated with Kemper and Kemper's other wholly-owned life insurance subsidiary, Federal Kemper Life Assurance Company ("FKLA"). The Boards of Directors of Kemper, KILICO and FKLA, adopted a written plan that provided that federal income taxes would be paid to or recovered from Kemper on the basis of each company's taxable income or loss as shown on its respective federal income tax return. In the event of a federal income tax credit which is greater than the amount recoverable from the other life insurance company or from the Internal Revenue Service, the funds available would be apportioned among the life companies entitled to a recovery on the basis of the relationship of each company's tax credit to the total of all of the life insurance companies in a deficit position. For the period January 5 through December 31, 1996, and subsequent years, the Company has filed a separate federal income tax return.



Deferred taxes are provided on the temporary differences between the tax and financial statement basis of assets and liabilities.



(2) CASH FLOW INFORMATION



The Company defines cash as cash in banks and money market accounts. The Company paid federal income taxes of $126.0 million, $29.0 million and $28.1 million directly to the United States Treasury Department during 1998, 1997 and 1996 respectively.



(3) INVESTED ASSETS AND RELATED INCOME



The Company is carrying its fixed maturity investment portfolio at estimated fair value as fixed maturities are considered available for sale. The carrying

                    KEMPER INVESTORS LIFE INSURANCE COMPANY


                                AND SUBSIDIARIES


                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



(3) INVESTED ASSETS AND RELATED INCOME (CONTINUED)


value of fixed maturities compared with amortized cost, adjusted for other-than-temporary declines in value, were as follows:



                                                           ESTIMATED UNREALIZED
                                  CARRYING    AMORTIZED    --------------------
                                   VALUE         COST       GAINS      LOSSES
        (in thousands)            --------    ---------     -----      ------
DECEMBER 31, 1998
U.S. treasury securities and
  obligations of U.S.
  government agencies and
  authorities..................  $    7,951   $    7,879   $    81    $     (9)
Obligations of states and
  political subdivisions,
  special revenue and
  nonguaranteed................      27,039       26,768       362         (91)
Debt securities issued by
  foreign governments..........      69,357       67,239     2,266        (148)
Corporate securities...........   1,908,850    1,866,372    46,664      (4,186)
Mortgage and asset-backed
  securities...................   1,469,623    1,453,277    19,063      (2,717)
                                 ----------   ----------   -------    --------
       Total fixed
         maturities............  $3,482,820   $3,421,535   $68,436    $ (7,151)
                                 ==========   ==========   =======    ========
DECEMBER 31, 1997
U.S. treasury securities and
  obligations of U.S.
  government agencies and
  authorities..................  $    6,258   $    6,298   $     4    $    (44)
Obligations of states and
  political subdivisions,
  special revenue and
  nonguaranteed................      29,330       29,308       160        (138)
Debt securities issued by
  foreign governments..........      92,563       92,722       188        (347)
Corporate securities...........   1,861,655    1,846,588    24,733      (9,666)
Mortgage and asset-backed
  securities...................   1,678,837    1,669,159    10,035        (357)
                                 ----------   ----------   -------    --------
       Total fixed
         maturities............  $3,668,643   $3,644,075   $35,120    $(10,552)
                                 ==========   ==========   =======    ========



The carrying value and amortized cost of fixed maturity investments, by contractual maturity at December 31, 1998, are shown below. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties and

                    KEMPER INVESTORS LIFE INSURANCE COMPANY


                                AND SUBSIDIARIES


                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



(3) INVESTED ASSETS AND RELATED INCOME (CONTINUED)


because mortgage-backed and asset-backed securities provide for periodic payments throughout their life.



                                                 CARRYING     AMORTIZED
                                                  VALUE          COST
               (in thousands)                    --------     ---------
One year or less.............................   $   44,816    $   44,745
Over one year through five years.............      814,646       802,147
Over five years through ten years............      891,767       866,613
Over ten years...............................      261,968       254,753
Securities not due at a single maturity date,
  primarily mortgage and asset-backed
  securities(1)..............................    1,469,623     1,453,277
                                                ----------    ----------
       Total fixed maturities................   $3,482,820    $3,421,535
                                                ==========    ==========


---------------

(1) Weighted average maturity of 4.0 years.



Proceeds from sales of investments in fixed maturities prior to maturity were $882.6 million, $633.9 million and $892.0 million during 1998, 1997 and 1996, respectively. Gross gains of $10.1 million, $3.1 million and $9.9 million and gross losses of $8.0 million, $13.7 million and $16.2 million were realized on sales and write-downs of fixed maturities in 1998, 1997 and 1996, respectively.



At December 31, 1998, the Company had 12 separate asset-backed securities included in fixed maturity investments from trusts formed to collateralize assets underwritten by Green Tree Financial Corporation, which in aggregate amounted to $97.7 million. No other individual investments exceeded ten percent of stockholder's equity at December 31, 1998.



At December 31, 1998, securities carried at approximately $6.4 million were on deposit with governmental agencies as required by law.



Upon default or indication of potential default by an issuer of fixed maturity securities, the issue(s) of such issuer would be placed on nonaccrual status and, since declines in fair value would no longer be considered by the Company to be temporary, would be analyzed for possible write-down. Any such issue would be written down to its net realizable value during the fiscal quarter in which the impairment was determined to have become other than temporary. Thereafter, each issue on nonaccrual status is regularly reviewed, and additional write-downs may be taken in light of later developments.



The Company's computation of net realizable value involves judgments and estimates, so such value should be used with care. Such value determination

                    KEMPER INVESTORS LIFE INSURANCE COMPANY


                                AND SUBSIDIARIES


                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



(3) INVESTED ASSETS AND RELATED INCOME (CONTINUED)


considers such factors as the existence and value of any collateral security; the capital structure of the issuer; the level of actual and expected market interest rates; where the issue ranks in comparison with other debt of the issuer; the economic and competitive environment of the issuer and its business; the Company's view on the likelihood of success of any proposed issuer restructuring plan; and the timing, type and amount of any restructured securities that the Company anticipates it will receive.



The Company's $164.4 million real estate portfolio at December 31, 1998 consists of joint venture and third-party mortgage loans and other real estate-related investments. At December 31, 1998 and 1997, total impaired real estate-related loans were as follows:



                                               DECEMBER 31     DECEMBER 31
                                                   1998            1997
                (in millions)                  -----------     -----------
Impaired loans without reserves--gross.......     $ 83.9          $39.3
Impaired loans with reserves--gross..........       21.5            2.2
                                                  ------          -----
       Total gross impaired loans............      105.4           41.5
Reserves related to impaired loans...........      (18.5)          (2.1)
                                                  ------          -----
       Net impaired loans....................     $ 86.9          $39.4
                                                  ======          =====



Impaired loans without reserves include loans in which the deficit in equity investments in real estate-related investments is considered in determining reserves and write-downs. The Company had an average balance of $54.6 million and $45.2 million in impaired loans for 1998 and 1997, respectively. Cash payments received on impaired loans are generally applied to reduce the outstanding loan balance.



At December 31, 1998 and 1997, loans on nonaccrual status, before reserves and write-downs, amounted to $37.4 million and $47.4 million, respectively. The Company's nonaccrual loans are generally included in impaired loans.

                    KEMPER INVESTORS LIFE INSURANCE COMPANY


                                AND SUBSIDIARIES


                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



(3) INVESTED ASSETS AND RELATED INCOME (CONTINUED)


The sources of net investment income were as follows:



                                      1998           1997           1996
         (in thousands)               ----           ----           ----
Interest and dividends on fixed
  maturities....................    $232,707       $250,170       $250,683
Dividends on equity
  securities....................       2,143          2,123            646
Income from short-term
  investments...................       5,391          4,128          9,130
Income from mortgage loans......      14,964         16,283         20,257
Income from policy loans........      21,096         20,549         20,700
Income from other real estate-
  related investments...........         352          6,631          4,917
Income from other loans and
  investments...................       2,223          2,045          2,480
                                    --------       --------       --------
       Total investment
          income................     278,876        301,929        308,813
Investment expense..............      (5,364)        (5,734)        (9,125)
                                    --------       --------       --------
       Net investment income....    $273,512       $296,195       $299,688
                                    ========       ========       ========



Net realized investment gains (losses) for the years ended December 31, 1998, 1997 and 1996, were as follows:



                                            REALIZED GAINS (LOSSES)
                                     -------------------------------------
                                       1998           1997          1996
         (in thousands)                ----           ----          ----
Real estate-related..............    $ 41,362       $ 19,758       $17,462
Fixed maturities.................       2,158        (10,656)       (6,344)
Trading account securities--gross
  gains on transfer..............       3,254             --            --
Trading account securities--gross
  losses on transfer.............        (417)            --            --
Trading account
  securities--holding losses.....        (151)            --            --
Equity securities................       5,496            914            --
Other............................         166            530         2,484
                                     --------       --------       -------
  Realized investment gains
     before income tax expense...      51,868         10,546        13,602
Income tax expense...............     (18,154)        (3,691)       (4,761)
                                     --------       --------       -------
  Net realized investment
     gains.......................    $ 33,714       $  6,855       $ 8,841
                                     ========       ========       =======

                    KEMPER INVESTORS LIFE INSURANCE COMPANY


                                AND SUBSIDIARIES


                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



(3) INVESTED ASSETS AND RELATED INCOME (CONTINUED)


Unrealized gains (losses) are computed below as follows: fixed maturities--the difference between fair value and amortized cost, adjusted for other-than-temporary declines in value; equity and other securities--the difference between fair value and cost. The change in net unrealized investment gains (losses) by class of investment for the years ended December 31, 1998, 1997 and 1996 were as follows:



                                CHANGE IN UNREALIZED GAINS (LOSSES)
                             -----------------------------------------
                             DECEMBER 31    DECEMBER 31    DECEMBER 31
                                 1998           1997          1996
      (in thousands)         -----------    -----------    -----------
Fixed maturities...........    $36,717        $ 87,787      $(63,219)
Equity and other
  securities...............     (1,074)           (103)        1,256
Adjustment to deferred
  insurance acquisition
  costs....................     (2,399)         (2,325)        1,307
Adjustment to value of
  business acquired........     (1,954)        (26,209)       20,947
                               -------        --------      --------
  Unrealized gain (loss)
     before income tax
     expense (benefit).....     31,290          59,150       (39,709)
Income tax expense
  (benefit)................     10,952            (985)        7,789
                               -------        --------      --------
       Net unrealized gain
          (loss) on
          investments......    $20,338        $ 60,135      $(47,498)
                               =======        ========      ========



(4) UNCONSOLIDATED INVESTEES



At December 31, 1998 and 1997 the Company, along with other Kemper subsidiaries, directly held partnership interests in a number of real estate joint ventures. The Company's direct and indirect real estate joint venture investments are accounted for utilizing the equity method, with the Company recording its share of the operating results of the respective partnerships. The Company, as an equity owner, has the ability to fund, and historically has elected to fund, operating requirements of certain of the joint ventures. Consolidation accounting methods are not utilized as the Company, in most instances, does not own more than 50 percent in the aggregate, and in any event, major decisions of the partnership must be made jointly by all partners.



As of December 31, 1998 and 1997, the Company's net equity investment in unconsolidated investees amounted to $1.2 million and $19.3 million,

                    KEMPER INVESTORS LIFE INSURANCE COMPANY


                                AND SUBSIDIARIES


                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



(4) UNCONSOLIDATED INVESTEES (CONTINUED)


respectively. The Company's share of net income related to such unconsolidated investees amounted to $241 thousand, $835 thousand and $223 thousand in 1998, 1997 and 1996, respectively.



(5) CONCENTRATION OF CREDIT RISK



The Company generally strives to maintain a diversified invested asset portfolio; however, certain concentrations of credit risk exist in mortgage and asset-backed securities and real estate.



Approximately 28.0 percent of the Company's investment-grade fixed maturities at December 31, 1998 were mortgage-backed securities, down from 35.1 percent at December 31, 1997, due to sales and paydowns during 1998. These investments consist primarily of marketable mortgage pass-through securities issued by the Government National Mortgage Association, the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation and other investment-grade securities collateralized by mortgage pass-through securities issued by these entities. The Company has not made any investments in interest-only or other similarly volatile tranches of mortgage-backed securities. The Company's mortgage-backed investments are generally AAA credit quality.



Approximately 15.4 percent and 10.8 percent of the Company's investment-grade fixed maturities at December 31, 1998 and 1997, respectively, consisted of corporate asset-backed securities. The majority of the Company's investments in asset-backed securities were backed by home equity loans (21.9%), auto loans (8.2%), manufactured housing loans (14.8%), equipment loans (5.2%), and commercial mortgage backed securities (22.1%).



The Company's real estate portfolio is distributed by geographic location and property type. The geographic distribution of a majority of the real estate portfolio as of December 31, 1998 was as follows: California (31.5%), Hawaii (16.2%), Washington (9.9%) and Colorado (9.4%). The property type distribution of a majority of the real estate portfolio as of December 31, 1998 was as follows: hotels (39.9%), land (30.9%) and residential (15.5%).



Undeveloped land represented approximately 30.9 percent of the Company's real estate portfolio at December 31, 1998. To maximize the value of certain land and other projects, additional development has been proceeding or has been planned. Such development of existing projects would continue to require funding, either from the Company or third parties. In the present real estate markets, third-party financing can require credit enhancing arrangements (e.g., standby financing arrangements and loan commitments) from the Company.

                    KEMPER INVESTORS LIFE INSURANCE COMPANY


                                AND SUBSIDIARIES


                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



(5) CONCENTRATION OF CREDIT RISK (CONTINUED)


The values of development projects are dependent on a number of factors, including Kemper's and the Company's plans with respect thereto, obtaining necessary construction and zoning permits and market demand for the permitted use of the property. There can be no assurance that such permits will be obtained as planned or at all, nor that such expenditures will occur as scheduled, nor that Kemper's and the Company's plans with respect to such projects may not change substantially.



Approximately half of the Company's real estate mortgage loans are on properties or projects where the Company, Kemper, or their affiliates have taken ownership positions in joint ventures with a small number of partners.



At December 31, 1998, loans to and investments in joint ventures in which Patrick M. Nesbitt or his affiliates ("Nesbitt"), a third-party real estate developer, have ownership interests constituted approximately $64.5 million, or
39.3 percent, of the Company's real estate portfolio. The Nesbitt ventures consist of nine hotel properties and two office buildings. At December 31, 1998, the Company did not have any Nesbitt-related off-balance-sheet legal funding commitments outstanding.



At December 31, 1998, loans to a master limited partnership (the "MLP") between subsidiaries of Kemper and subsidiaries of Lumbermens Mutual Casualty Company ("Lumbermens"), a former affiliate, constituted approximately $51.6 million, or
31.4 percent, of the Company's real estate portfolio. Kemper's interest is 75 percent at December 31, 1998. At December 31, 1998, MLP-related commitments accounted for approximately $6.1 million of the Company's off-balance-sheet legal commitments.



The remaining significant real estate-related investments amounted to $27.3 million at December 31, 1998 and consisted of various zoned and unzoned residential and commercial lots located in Hawaii. Due to certain negative zoning restriction developments in January 1997 and a continuing economic slump in Hawaii, the Company has placed these real estate-related investments on nonaccrual status as of December 31, 1996. The Company is currently pursuing the zoning of all remaining unzoned properties, as well as pursuing steps to sell all remaining zoned properties. However, due to the state of Hawaii's economy, which has lagged behind the economic expansion of most of the rest of the United States, the Company anticipates that it could be several additional years until the Company completely disposes of all of its investments in Hawaii.



At December 31, 1998, the Company no longer had any outstanding loans or investments in projects with the Prime Group, Inc. or its affiliates, as all such

                    KEMPER INVESTORS LIFE INSURANCE COMPANY


                                AND SUBSIDIARIES


                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



(5) CONCENTRATION OF CREDIT RISK (CONTINUED)


investments have been sold. However, the Company continues to have Prime Group-related commitments, which accounted for $25.7 million of the Company's off-balance-sheet legal commitments at December 31, 1998.



(6) INCOME TAXES



Income tax expense (benefit) was as follows for the years ended December 31, 1998, 1997 and 1996:



                                          1998          1997         1996
            (in thousands)                ----          ----         ----
Current...............................  $ 52,274      $130,662      $26,300
Deferred..............................   (12,470)      (99,370)        (897)
                                        --------      --------      -------
          Total.......................  $ 39,804      $ 31,292      $25,403
                                        ========      ========      =======



Additionally, the deferred income tax expense (benefit) related to items included in other comprehensive income was as follows for the years ended December 31, 1998, 1997 and 1996:



                                             1998       1997       1996
              (in thousands)                 ----       ----       ----
Unrealized gains and losses on
  investments.............................  $12,475    $ 9,002    $   --
Value of business acquired................     (684)    (9,173)    7,331
Deferred insurance acquisition costs......     (840)      (814)      457
                                            -------    -------    ------
          Total...........................  $10,952    $  (985)   $7,789
                                            =======    =======    ======

                    KEMPER INVESTORS LIFE INSURANCE COMPANY


                                AND SUBSIDIARIES


                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



(6) INCOME TAXES (CONTINUED)


The actual income tax expense for 1998, 1997 and 1996 differed from the "expected" tax expense for those years as displayed below. "Expected" tax expense was computed by applying the U.S. federal corporate tax rate of 35 percent in 1998, 1997, and 1996 to income before income tax expense.



                                           1998       1997       1996
             (in thousands)                ----       ----       ----
Computed expected tax expense...........  $36,734    $24,503    $20,938
Difference between "expected" and actual
  tax expense:
  State taxes...........................     (434)     1,801        913
  Amortization of goodwill..............    4,460      5,353      3,568
  Dividend received deduction...........     (540)        --         --
  Foreign tax credit....................     (250)      (278)        --
  Other, net............................     (166)       (87)       (16)
                                          -------    -------    -------
          Total actual tax expense......  $39,804    $31,292    $25,403
                                          =======    =======    =======



Deferred tax assets and liabilities are generally determined based on the difference between the financial statement and tax basis of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. The Company only records deferred tax assets if future realization of the tax benefit is more likely than not, with a valuation allowance recorded for the portion that is not likely to be realized. The valuation allowance is subject to future adjustments based upon, among other items, the Company's estimates of future operating earnings and capital gains.



The Company has established a valuation allowance to reduce the deferred federal tax asset related to real estate and other investments to the amount that, based upon available evidence, is, in management's judgment, more likely than not, to be realized. Any reversals of the valuation allowance are contingent upon the recognition of future capital gains in the Company's federal income tax return or a change in circumstances which causes the recognition of the benefits to become more likely than not. The change in the valuation allowance is related solely to the change in the net deferred federal tax asset or liability from unrealized gains or losses on investments.

                    KEMPER INVESTORS LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(6) INCOME TAXES (CONTINUED)

The tax effects of temporary differences that give rise to significant portions of the Company's net deferred federal tax assets or liabilities were as follows:



                                  DECEMBER 31   DECEMBER 31    DECEMBER 31
                                     1998           1997           1996
         (in thousands)           -----------   -----------    -----------
Deferred federal tax assets:
  Deferred insurance acquisition
    costs........................  $ 86,332       $ 75,522       $  4,520
  Unrealized losses on
    investments..................        --             --         16,624
  Life policy reserves...........    27,240         43,337         46,452
  Unearned revenue...............    42,598         37,243             --
  Real estate-related............    13,944         13,400         20,642
  Other investment-related.......     5,770          3,298          5,409
  Other..........................     4,923          4,371          3,639
                                   --------       --------       --------
    Total deferred federal tax
       assets....................   180,807        177,171         97,286
  Valuation allowance............   (15,201)       (15,201)       (31,825)
                                   --------       --------       --------
    Total deferred federal tax
       assets after valuation
       allowance.................   165,606        161,970         65,461
                                   --------       --------       --------
Deferred federal tax liabilities:
  Value of business acquired.....    41,598         48,469         66,373
  Deferred insurance acquisition
    costs........................    32,040         20,811          9,384
  Depreciation and
    amortization.................    19,111         20,201         15,473
  Other investment-related.......    14,337         18,774         28,855
  Unrealized gains on
    investments..................    21,477          9,002         --
  Other..........................     1,984          4,720          5,738
                                   --------       --------       --------
    Total deferred federal tax
       liabilities...............   130,547        121,977        125,823
                                   --------       --------       --------
Net deferred federal tax assets
  (liabilities)..................  $ 35,059       $ 39,993       $(60,362)
                                   ========       ========       ========



The net deferred tax assets relate primarily to unearned revenue and the tax on deferred insurance acquisition costs ("DAC Tax") associated with $1.5 billion and $2.7 billion of new and renewal sales in 1998 and 1997, respectively from a non-registered individual and group variable bank-owned life insurance contract ("BOLI"). Management believes that it is more likely than not that the results of future operations will generate sufficient taxable income over the ten year amortization period of the unearned revenue and DAC Tax to realize such deferred tax assets.

                    KEMPER INVESTORS LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(6) INCOME TAXES (CONTINUED)

The tax returns through the year 1993 have been examined by the Internal Revenue Service ("IRS"). Changes proposed are not material to the Company's financial position. The tax returns for the years 1994 through 1996 are currently under examination by the IRS.



(7) RELATED-PARTY TRANSACTIONS



The Company received capital contributions from Kemper of $4.3 million, $45.0 million and $18.4 million during 1998, 1997 and 1996, respectively. The Company paid cash dividends of $95.0 million and $29.3 million to Kemper during 1998 and 1997, respectively. The Company did not pay any cash dividends to Kemper during 1996.



The Company has loans to joint ventures, consisting primarily of mortgage loans on real estate, in which the Company and/or one of its affiliates has an ownership interest. At December 31, 1998 and 1997, joint venture mortgage loans totaled $65.8 million and $72.7 million, respectively, and during 1998, 1997 and 1996, the Company earned interest income on these joint venture loans of $6.8 million, $7.5 million and $9.5 million, respectively.



All of the Company's personnel are employees of Federal Kemper Life Assurance Company ("FKLA"), an affiliated company. The Company is allocated expenses for the utilization of FKLA employees and facilities, the investment management services of Scudder Kemper Investments, Inc. ("SKI") an affiliated company, and the information systems of Kemper Service Company ("KSvC"), an SKI subsidiary, based on the Company's share of administrative, legal, marketing, investment management, information systems and operation and support services. During 1998, 1997 and 1996, expenses allocated to the Company from SKI and KSvC amounted to $43 thousand, $114 thousand and $1.7 million, respectively. The Company also paid to SKI investment management fees of $3.1 million, $3.5 million and $3.6 million during 1998, 1997 and 1996, respectively. In addition, expenses allocated to the Company from FKLA during 1998, 1997 and 1996 amounted to $35.5 million, $30.0 million and $10.5 million, respectively. The Company also paid to Kemper real estate subsidiaries $1.5 million, $2.2 million and $1.8 million in 1998, 1997 and 1996, respectively, related to the management of the Company's real estate portfolio.



(8) REINSURANCE



In the ordinary course of business, the Company enters into reinsurance agreements to diversify risk and limit its overall financial exposure to certain blocks of fixed-rate annuities and to individual death claims. The Company

                    KEMPER INVESTORS LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


(8) REINSURANCE (CONTINUED)


generally cedes 100 percent of the related annuity liabilities under the terms of the reinsurance agreements. Although these reinsurance agreements contractually obligate the reinsurers to reimburse the Company, they do not discharge the Company from its primary liabilities and obligations to policyholders. As such, these amounts paid or deemed to have been paid are recorded on the Company's consolidated balance sheet as reinsurance recoverables and ceded future policy benefits.



As of December 31, 1998 and 1997, the reinsurance recoverable related to fixed-rate annuity liabilities ceded to an affiliate amounted to $344.8 million and $382.6 million, respectively.



In December 1996, the Company assumed on a yearly renewable term basis approximately $14.4 billion (face amount) of term life insurance from FKLA. As a result of this transaction, the Company recorded premiums and reserves of approximately $7.3 million. The difference between the cash transferred, which represents the statutory reserves of the business assumed, and the reserves recorded under generally accepted accounting principles ("GAAP"), of approximately $18.4 million, was deemed to be a capital contribution from Kemper and was recorded as additional paid-in-capital during 1996. As of the date of this transaction, no deferred tax impact was recorded on the difference between the statutory and GAAP reserves. This deferred tax impact of $6.5 million was recorded in 1998 as a reduction to the original capital contribution. Premiums assumed during 1998 under the terms of the treaty amounted to $21.6 million and the face amount which remained outstanding at December 31, 1998 amounted to $11.7 billion.



Effective January 1, 1997, the Company ceded 90 percent of all new term life insurance premiums to outside reinsurers. Term life reserves ceded to outside reinsurers on the Company's direct business amounted to approximately $293 thousand and $139 thousand as of December 31, 1998 and 1997, respectively.



During December 1997, the Company entered into a funds withheld reinsurance agreement with a Zurich affiliated company, ZC Life Reinsurance Limited ("ZC Life"), formerly EPICENTRE Reinsurance (Bermuda) Limited. Under the terms of this agreement, the Company ceded, on a yearly renewable term basis, ninety percent of the net amount at risk (death benefit payable to the insured less the insured's separate account cash surrender value) related to the new BOLI product developed in 1997, which is held in the Company's separate accounts. During 1997, the Company issued $59.3 billion (face amount) of new BOLI business and ceded $51.1 billion (face amount) to ZC Life under the terms of the treaty. During 1997, the Company also ceded $24.3 million of

                    KEMPER INVESTORS LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


(8) REINSURANCE (CONTINUED)


separate account fees (cost of insurance charges) to ZC Life. The Company has also withheld approximately $23.4 million of such funds due to ZC Life under the terms of the reinsurance agreement as a component of benefits and funds payable in the accompanying consolidated balance sheet as of December 31, 1997.



During 1998, the Company modified the reinsurance agreement to increase the reinsurance from ninety percent to one hundred percent. During 1998, the Company issued $6.9 billion (face amount) of new BOLI business and ceded $11.1 billion (face amount) to ZC Life under the terms of the modified treaty. During 1998, the Company also ceded $175.5 million of separate account fees (cost of insurance charges) to ZC Life. The Company has also withheld approximately $170.9 million of such funds due to ZC Life under the terms of the reinsurance agreement as a component of benefits and funds payable in the accompanying consolidated balance sheet as of December 31, 1998.



KILICO has a large and growing funds withheld account ("FWA") supporting reserve credits on reinsurance ceded on the BOLI product. Amendments to the reinsurance contracts during 1998 changed the methodology used to determine increases to the FWA. A substantial portion of the FWA is now marked-to-market based upon the Total Return of the Governmental Bond Division of the KILICO Variable Series I Separate Account. During 1998, the Company recorded a $2.5 million increase to the FWA related to this mark-to-market. To properly match revenue and expenses, the Company has placed assets supporting the FWA in a segmented portion of its General Account. This portfolio is classified as "trading" under Statement of Financial Accounting Standards No. 115 ("FAS 115"). FAS 115 mandates that assets held in a trading account be valued at fair value, with changes in fair value flowing through the income statement as realized capital gains and losses. During 1998, the Company recorded a realized capital gain of $2.8 million upon transfer of these assets from "available for sale" to the trading portfolio as required by FAS 115. In addition, the Company recorded realized capital losses of $151 thousand related to the changes in fair value of this portfolio during 1998. The fair value of this portfolio was $101.8 million at December 31, 1998, and the amortized cost was $99.1 million. The Company periodically purchases assets into this segmented portfolio to support changes in the FWA.



(9) POSTRETIREMENT BENEFITS OTHER THAN PENSIONS



FKLA sponsors a welfare plan that provides medical and life insurance benefits to its retired and active employees and the Company is allocated a portion of

                    KEMPER INVESTORS LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


(9) POSTRETIREMENT BENEFITS OTHER THAN PENSIONS (CONTINUED)


the costs of providing such benefits. The Company is self insured with respect to medical benefits, and the plan is not funded except with respect to certain disability-related medical claims. The medical plan provides for medical insurance benefits at retirement, with eligibility based upon age and the participant's number of years of participation attained at retirement. The plan is contributory for pre-Medicare retirees, and will be contributory for all retiree coverage for most current employees, with contributions generally adjusted annually. Postretirement life insurance benefits are noncontributory and are limited to $10,000 per participant.



The allocated accumulated postretirement benefit obligation accrued by the Company amounted to $2.0 million and $1.9 million at December 31, 1998 and 1997, respectively.



The discount rate used in determining the allocated postretirement benefit obligation was 7.0 percent and 7.25 percent for 1998 and 1997, respectively. The assumed health care trend rate used was based on projected experience for 1998,
8.0 percent for 1999, gradually declining to 6.4 percent by the year 2003 and gradually declining thereafter.



A one percentage point increase in the assumed health care cost trend rate for each year would increase the accumulated postretirement benefit obligation as of December 31, 1998 and 1997 by $312 thousand and $242 thousand, respectively.



(10) COMMITMENTS AND CONTINGENT LIABILITIES



The Company is involved in various legal actions for which it establishes liabilities where appropriate. In the opinion of the Company's management, based upon the advice of legal counsel, the resolution of such litigation is not expected to have a material adverse effect on the consolidated financial statements.



Although neither the Company nor its joint venture projects have been identified as a "potentially responsible party" under Federal environmental guidelines, inherent in the ownership of, or lending to, real estate projects is the possibility that environmental pollution conditions may exist on or near or relate to properties owned or previously owned on properties securing loans. Where the Company has presently identified remediation costs, they have been taken into account in determining the cash flows and resulting valuations of the related real estate assets. Based on the Company's receipt and review of environmental reports on most of the projects in which it is involved, the Company believes its environmental exposure would be immaterial to its

                    KEMPER INVESTORS LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(10) COMMITMENTS AND CONTINGENT LIABILITIES (CONTINUED)

consolidated results of operations. However, the Company may be required in the future to take actions to remedy environmental exposures, and there can be no assurance that material environmental exposures will not develop or be identified in the future. The amount of future environmental costs is impossible to estimate due to, among other factors, the unknown magnitude of possible exposures, the unknown timing and extent of corrective actions that may be required, the determination of the Company's liability in proportion to others and the extent such costs may be covered by insurance or various environmental indemnification agreements.



(11) FINANCIAL INSTRUMENTS--OFF-BALANCE-SHEET RISK



At December 31, 1998, the Company had future legal loan commitments and stand-by financing agreements totaling $64.4 million to support the financing needs of various real estate investments. To the extent these arrangements are called upon, amounts loaned would be collateralized by assets of the joint ventures, including first mortgage liens on the real estate. The Company's criteria in making these arrangements are the same as for its mortgage loans and other real estate investments. These commitments are included in the Company's analysis of real estate-related reserves and write-downs. The fair values of loan commitments and standby financing agreements are estimated in conjunction with and using the same methodology as the fair value estimates of mortgage loans and other real estate-related investments.



(12) FAIR VALUE OF FINANCIAL INSTRUMENTS



Fair value estimates are made at specific points in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument. A significant portion of the Company's financial instruments are carried at fair value. Fair value estimates for financial instruments not carried at fair value are generally determined using discounted cash flow models and assumptions that are based on judgments regarding current and future economic conditions and the risk characteristics of the investments. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could significantly affect the estimates and such estimates should be used with care.



Fair value estimates are determined for existing on- and off-balance sheet financial instruments without attempting to estimate the value of anticipated future business and the value of assets and certain liabilities that are not

                    KEMPER INVESTORS LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(12) FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

considered financial instruments. Accordingly, the aggregate fair value estimates presented do not represent the underlying value of the Company. For example, the Company's subsidiaries are not considered financial instruments, and their value has not been incorporated into the fair value estimates. In addition, tax ramifications related to the realization of unrealized gains and losses can have a significant effect on fair value estimates and have not been considered in any of the estimates.



The following methods and assumptions were used by the Company in estimating the fair value of its financial instruments:



FIXED MATURITIES AND EQUITY SECURITIES: Fair values were determined by using market quotations, or independent pricing services that use prices provided by market makers or estimates of fair values obtained from yield data relating to instruments or securities with similar characteristics, or fair value as determined in good faith by the Company's portfolio manager, SKI.



CASH AND SHORT-TERM INVESTMENTS: The carrying amounts reported in the consolidated balance sheets for these instruments approximate fair values.



MORTGAGE LOANS AND OTHER REAL ESTATE-RELATED INVESTMENTS: Fair values were estimated based upon the investments observable market price, net of estimated costs to sell. The estimates of fair value should be used with care given the inherent difficulty in estimating the fair value of real estate due to the lack of a liquid quotable market.



OTHER LOANS AND INVESTMENTS: The carrying amounts reported in the consolidated balance sheets for these instruments approximate fair values. The fair values of policy loans were estimated by discounting the expected future cash flows using an interest rate charged on policy loans for similar policies currently being issued.



LIFE POLICY BENEFITS: Fair values of the life policy benefits regarding investment contracts (primarily deferred annuities) and universal life contracts were estimated by discounting gross benefit payments, net of contractual premiums, using the average crediting rate currently being offered in the marketplace for similar contracts with maturities consistent with those remaining for the contracts being valued. The Company had projected its future average crediting rate in 1998 and 1997 to be 4.75 percent and 5.25 percent, respectively, while the assumed average market crediting rate was 5.0 percent and 6.0 percent in 1998 and 1997, respectively.

                    KEMPER INVESTORS LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(12) FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

The carrying values and estimated fair values of the Company's financial instruments at December 31, 1998 and 1997 were as follows:



                                 DECEMBER 31, 1998         DECEMBER 31, 1997
                              -----------------------   -----------------------
                               CARRYING       FAIR       CARRYING       FAIR
                                VALUE        VALUE        VALUE        VALUE
      (in thousands)           --------      -----       --------      -----
Financial instruments
  recorded as assets:
  Fixed maturities.........   $3,482,820   $3,482,820   $3,668,643   $3,668,643
  Trading account
    securities.............      101,781      101,781           --           --
  Cash and short-term
    investments............       71,820       71,820      259,925      259,925
  Mortgage loans and other
    real estate-related
    assets.................      164,375      164,375      220,046      220,046
  Policy loans.............      271,540      271,540      282,439      282,439
  Equity securities........       66,854       66,854       24,839       24,839
  Other invested assets....       23,645       27,620       20,820       24,404
Financial instruments
  recorded as liabilities:
  Life policy benefits,
    excluding term life
    reserves...............    3,551,050    3,657,510    3,846,023    4,050,852
  Funds withheld account...      170,920      170,920       23,420       23,420



(13) STOCKHOLDER'S EQUITY--RETAINED EARNINGS



The maximum amount of dividends which can be paid by insurance companies domiciled in the State of Illinois to shareholders without prior approval of regulatory authorities is restricted. The maximum amount of dividends which can be paid by the Company without prior approval in 1999 is $64.9 million. The Company paid cash dividends of $95.0 million and $29.3 million to Kemper during 1998 and 1997, respectively. The Company paid no cash dividends in 1996.



The Company's net income and capital and surplus as determined in accordance with statutory accounting principles were as follows:



                                         1998          1997          1996
          (in thousands)                 ----          ----          ----
Net income.........................    $ 64,871      $ 58,372      $ 37,287
                                       ========      ========      ========
Statutory capital and surplus......    $455,213      $476,924      $411,837
                                       ========      ========      ========

                    KEMPER INVESTORS LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


(14) UNAUDITED INTERIM FINANCIAL INFORMATION



The following table sets forth the Company's unaudited quarterly financial information:



(in thousands)



           QUARTER ENDED             MARCH 31   JUNE 30   SEPTEMBER 30   DECEMBER 31
           -------------             --------   -------   ------------   -----------
1998 OPERATING SUMMARY
  Net investment income............  $70,551    $68,467     $ 66,892      $ 67,602
  Realized investment gains........    1,854     15,673        8,951        25,390
  Premium income...................    5,203      5,941        5,278         5,924
  Separate account fees and other
    income.........................   20,418     19,922       17,631        14,042
                                     -------    -------     --------      --------
         Total revenue.............   98,026    110,003       98,752       112,958
                                     -------    -------     --------      --------
  Interest credited and benefits to
    policyholders..................   57,930     57,939       54,251        34,815
  Commissions, taxes, licenses and
    fees...........................   13,885     13,922       12,282        29,251
  Operating expenses...............   10,094     12,157       10,528        11,794
  Net deferral of insurance
    acquisition costs..............   (7,973)   (11,983)      (9,669)       (4,858)
  Amortization of value of business
    acquired.......................    4,427      7,121        6,359          (230)
  Amortization of goodwill.........    3,186      3,186        3,186         3,186
                                     -------    -------     --------      --------
         Total benefits and
           expenses................   81,549     82,342       76,937        73,958
                                     -------    -------     --------      --------
  Income before income tax
    expense........................   16,477     27,661       21,815        39,000
  Income tax expense...............    7,247     11,774        8,828        11,955
                                     -------    -------     --------      --------
         Net income................  $ 9,230    $15,887     $ 12,987      $ 27,045
                                     =======    =======     ========      ========
1997 OPERATING SUMMARY
  Net investment income............  $74,249    $74,050     $ 72,950      $ 74,946
  Realized investment gains
    (losses).......................      889      8,161       (3,032)        4,528
  Premium income...................    5,008      4,121        3,938         9,172
  Separate account fees and other
    income.........................    8,909     12,961       12,215        62,415(1)
                                     -------    -------     --------      --------
         Total revenue.............   89,055     99,293       86,071       151,061
                                     -------    -------     --------      --------
  Interest credited and benefits to
    policyholders..................   57,859     56,643       57,965        55,687
  Commissions, taxes, licenses and
    fees...........................    8,023      9,475        8,389        59,323(1)
  Operating expenses...............    7,175      8,780       10,014        10,868
  Net deferral of insurance
    acquisition costs..............   (7,216)    (6,877)      (7,471)      (13,409)
  Amortization of value of business
    acquired.......................    4,821      6,991        6,743         6,393
  Amortization of goodwill.........    2,547      2,552        2,549         7,647(2)
                                     -------    -------     --------      --------
         Total benefits and
           expenses................   73,209     77,564       78,189       126,509
                                     -------    -------     --------      --------
  Income before income tax
    expense........................   15,846     21,729        7,882        24,552
  Income tax expense...............    5,678      8,723        3,778        13,113
                                     -------    -------     --------      --------
         Net income................  $10,168    $13,006     $  4,104      $ 11,439
                                     =======    =======     ========      ========

                    KEMPER INVESTORS LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

---------------


Notes:



(1) Reflects premium tax expense loads received and premium taxes incurred of $49.1 million related to new BOLI sales of $2.6 billion in the fourth quarter of 1997.



(2) Reflects the effect of the change in amortization of goodwill from 25 to 20 years.



(15) OPERATING SEGMENTS AND RELATED INFORMATION



In June 1997, the FASB issued SFAS No. 131, DISCLOSURES ABOUT SEGMENTS OF AN ENTERPRISE AND RELATED INFORMATION. SFAS No. 131 establishes standards for how to report information about operating segments. It also establishes standards for related disclosures about products and services, geographic areas and major customers. The Company adopted SFAS No. 131 as of December 31, 1998 and the impact of implementation did not affect the Company's consolidated financial position, results of operations or cash flows. In the initial year of adoption, SFAS No. 131 requires comparative information for earlier years to be restated, unless impracticable to do so.



In connection with the acquisition by Zurich, the Company, FKLA, ZLICA, and Fidelity Life Association ("FLA"), a Mutual Legal Reserve Company, owned by its policyholders, began to operate under the trade name Zurich Kemper Life. For purposes of this operating segment disclosure, Zurich Kemper Life will also include the operations of Zurich Direct, Inc., an affiliated direct marketing life insurance agency and excludes FLA, as it is owned by its policyholders.



Zurich Kemper Life is segregated by Strategic Business Unit ("SBU"). The SBU concept employed by ZFS has each SBU concentrate on a specific customer market. The SBU is the focal point of Zurich Kemper Life, because it is at the SBU level that Zurich Kemper Life can clearly identify customer segments and then work to understand and satisfy the needs of each customer. The contributions of Zurich Kemper Life's SBU's to consolidated revenues, operating results and certain balance sheet data pertaining thereto, are shown in the following tables on the basis of generally accepted accounting principles. Zurich Kemper Life's SBU's were formed in 1996, subsequent to the acquisition by Zurich, however, financial information was not produced by SBU until 1997. Therefore, Zurich Kemper Life has not provided segment information for 1996, as it would be impracticable to do so.



Zurich Kemper Life is segregated into the Agency, Financial, Group Retirement and Direct SBU's. The SBU's are not managed at the legal entity level, but rather at the Zurich Kemper Life level. Zurich Kemper Life's SBU's cross legal entity

                    KEMPER INVESTORS LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


lines, as certain similar products are sold by more than one legal entity. The vast majority of the Company's business is derived from the Financial and Group Retirement SBU's.



Each SBU's revenue is derived from geographically dispersed areas as Zurich Kemper Life is licensed in the District of Columbia and all states except New York. During 1998 and 1997, Zurich Kemper Life did not derive net revenue from one customer that exceeded 10 percent of the total revenue of Zurich Kemper Life.



The principal products and markets of Zurich Kemper Life's SBU's are as follows:



AGENCY: The Agency SBU develops low cost term and universal life insurance, as well as fixed annuities, to market through independent agencies and national marketing organizations.



FINANCIAL: The Financial SBU focuses on a wide range of products that provide for the accumulation, distribution and transfer of wealth and primarily includes variable and fixed annuities, variable universal life and bank-owned life insurance. These products are distributed to consumers through financial intermediaries such as banks, brokerage firms and independent financial planners.



GROUP RETIREMENT: The Group Retirement SBU has a sharp focus on its target customer. This SBU markets variable annuities to K-12 schoolteachers, administrators, and healthcare workers, along with college professors and certain employees of selected non-profit organizations. This target market is eligible for what the IRS designates as retirement-oriented savings or investment plans that qualify for special tax treatment.



DIRECT: The Direct SBU is a direct marketer of basic, low-cost term life insurance through various marketing media.

                    KEMPER INVESTORS LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Summarized financial information for ZKL's SBU's are as follows:



As of and for the period ending December 31, 1998:


(in thousands)



                                                   GROUP
                         AGENCY     FINANCIAL    RETIREMENT    DIRECT       TOTAL
  INCOME STATEMENT       ------     ---------    ----------    ------       -----
REVENUE
  Premium income.....  $  160,067   $       56   $      --    $  5,583   $   165,706
  Net investment
    income...........     141,171      180,721     100,695         271       422,858
  Realized investment
    gains............      20,335       33,691      15,659          30        69,715
  Fees and other
    income...........      80,831       40,421      31,074      23,581       175,907
                       ----------   ----------   ----------   --------   -----------
      Total
         revenue.....     402,404      254,889     147,428      29,465       834,186
                       ----------   ----------   ----------   --------   -----------
BENEFITS AND EXPENSES
  Policyholder
    benefits.........     243,793      117,742      73,844       2,110       437,489
  Intangible asset
    amortization.....      58,390       15,669      15,703          --        89,762
  Net deferral of
    insurance
    acquisition
    costs............     (55,569)      (9,444)    (22,964)    (22,765)     (110,742)
  Commissions and
    taxes, licenses
    and fees.........      29,539       43,919      22,227      11,707       107,392
  Operating
    expenses.........      61,659       24,924      20,279      35,593       142,455
                       ----------   ----------   ----------   --------   -----------
      Total benefits
         and
         expenses....     337,812      192,810     109,089      26,645       666,356
                       ----------   ----------   ----------   --------   -----------
Income before income
  tax expense........      64,592       62,079      38,339       2,820       167,830
Income tax expense...      26,774       24,340      14,794       1,001        66,909
                       ----------   ----------   ----------   --------   -----------
      Net income.....  $   37,818   $   37,739   $  23,545    $  1,819   $   100,921
                       ==========   ==========   ==========   ========   ===========
BALANCE SHEET
  Total assets.......  $3,194,530   $8,232,927   $4,172,828   $ 46,254   $15,646,539
                       ==========   ==========   ==========   ========   ===========

                    KEMPER INVESTORS LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


                                        REVENUE    NET INCOME     ASSETS
                                        -------    ----------     ------
Total revenue, net income and assets,
  respectively, from above:...........  $834,186    $100,921    $15,646,539
                                        --------    --------    -----------
Less:
  Revenue, net income and assets of
     FKLA.............................   336,841      35,953      2,986,381
  Revenue, net loss and assets of
     ZLICA............................    54,058      (1,066)       416,115
  Revenue, net income and assets
     Zurich Direct....................    23,548         885          4,322
                                        --------    --------    -----------
  Totals per the Company's
     consolidated financial
     statements.......................  $419,739    $ 65,149    $12,239,721
                                        ========    ========    ===========



As of and for the period ending December 31, 1997:


(in thousands)



                                                         GROUP
                               AGENCY     FINANCIAL    RETIREMENT   DIRECT       TOTAL
     INCOME STATEMENT          ------     ---------    ----------   ------       -----
REVENUE
  Premium income...........  $  167,439   $       --   $       --   $ 4,249   $   171,688
  Net investment income....     155,885      212,767       91,664       455       460,771
  Realized investment
    gains..................       2,503        7,744        2,692        50        12,989
  Fees and other income....      78,668       73,823       23,663     8,007       184,161
                             ----------   ----------   ----------   -------   -----------
      Total revenue........     404,495      294,334      118,019    12,761       829,609
                             ----------   ----------   ----------   -------   -----------
BENEFITS AND EXPENSES
  Policyholder benefits....     247,878      153,327       60,061     2,234       463,500
  Intangible asset
    amortization...........      58,534       25,593       15,589        --        99,716
  Net deferral of insurance
    acquisition costs......     (50,328)     (18,222)     (13,033)   (5,242)      (86,825)
  Commissions and taxes,
    licenses and fees......      39,477       66,552       16,668     3,518       126,215
  Operating expenses.......      55,859       20,282       14,320    19,472       109,933
                             ----------   ----------   ----------   -------   -----------
      Total benefits and
        expenses...........     361,420      247,532       93,605    19,982       712,539
                             ----------   ----------   ----------   -------   -----------
Income (loss) before income
  tax expense (benefit)....      53,075       46,802       24,414    (7,221)      117,070
Income tax expense
  (benefit)................      25,554       21,144       10,545    (2,528)       54,715
                             ----------   ----------   ----------   -------   -----------
      Net income (loss)....  $   27,521   $   25,658   $   13,869   $(4,693)  $    62,355
                             ==========   ==========   ==========   =======   ===========
BALANCE SHEET
  Total assets.............  $2,877,854   $7,416,791   $3,759,173   $41,669   $14,095,487
                             ==========   ==========   ==========   =======   ===========

                    KEMPER INVESTORS LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


                                      REVENUE     NET INCOME      ASSETS
                                      -------     ----------      ------
Total revenue, net income and
  assets, respectively, from
  above:...........................   $829,609     $62,355      $14,095,487
Less:
  Revenue, net income and assets of
     FKLA..........................    338,854      24,740        3,105,396
  Revenue, net income and assets of
     ZLICA.........................     57,233       2,193          398,786
  Revenue, net loss and assets of
     Zurich Direct.................      8,042      (3,295)           1,655
                                      --------     -------      -----------
       Totals per the Company's
          consolidated financial
          statements...............   $425,480     $38,717      $10,589,650
                                      ========     =======      ===========

APPENDIX A

ILLUSTRATION OF A MARKET VALUE ADJUSTMENT

Purchase Payment:            $40,000

Guarantee Period:                 5 Years

Guaranteed Interest Rate:     5% Annual Effective Rate

The following examples illustrate how the Market Value Adjustment and the Withdrawal Charge may affect the values of a Certificate upon a withdrawal. The 5% assumed Guaranteed Interest Rate is the rate required to be used in the "Summary of Expenses." In these examples, the withdrawal occurs one year after the Date of Issue. The Market Value Adjustment operates in a similar manner for transfers. No Withdrawal Charge applies to transfers.

The Guarantee Period Value for this $40,000 Purchase Payment is $51,051.26 at the end of the five-year Guarantee Period. After one year, when the withdrawals occur in these examples, the Guarantee Period Value is $42,000.00. It is also assumed, for the purposes of these examples, that no prior partial withdrawals or transfers have occurred.

The Market Value Adjustment will be based on the rate KILICO is then crediting (at the time of the withdrawal) on new Certificates with the same Guarantee Period as the time remaining in your Guarantee Period rounded to the next higher number of complete years. One year after the Purchase Payment there would have been four years remaining in your Guarantee Period. These examples also show the Withdrawal Charge (if any) which would be calculated separately after the Market Value Adjustment.

EXAMPLE OF A DOWNWARD MARKET VALUE ADJUSTMENT

A downward Market Value Adjustment results from a full or partial withdrawal that occurs when interest rates have increased. Assume interest rates have increased one year after the Purchase Payment and KILICO is then crediting 6.5% for a four-year Guarantee Period. Upon a full withdrawal, the market value adjustment factor would be:

                      -.0551589*   =   [    (1 + .05)  ]  (4)   -1
                                           ----------
                                           (1 + .065)


The Market Value Adjustment is a reduction of $2,316.67 from the Guarantee Period Value:

                       - 2,316.67 = -.0551589 X 42,000.00

---------------



* Actual calculation utilizes 10 decimal places.

The Market Adjusted Value would be:

                      $39,683.33 = $42,000.00 - $2,316.67

A Withdrawal Charge of 6% would be assessed against the Market Adjusted Value in excess of the amount available as a free withdrawal. In this case, there are no prior withdrawals, so 10% of the Market Adjusted Value is not subject to a Withdrawal Charge. The Withdrawal Charge is thus:

                       $2,142.90 = $39,683.33 X .90 X .06

Thus, the amount payable on a full withdrawal would be:

                      $37,540.43 = $39,683.33 - $2,142.90

If instead of a full withdrawal, 50% of the Guarantee Period Value was withdrawn (partial withdrawal of 50%), the Market Value Adjustment would be 50% of that of the full withdrawal:

                      -$1,158.34 = -.0551589 X $21,000.00

The Market Adjusted Value would be:

                      $19,841.66 = $21,000.00 - $1,158.34

The Withdrawal Charge of 6% would apply to the Market Adjusted Value being withdrawn, less 10% of the full Market Adjusted Value as there are no prior withdrawals:

                $952.39 = ($19,841.46 - .10 X $39,683.33) X .06

Thus, the amount payable on this partial withdrawal would be:

                        $18.889.07 = $19,841.46 -$952.39

EXAMPLE OF AN UPWARD MARKET VALUE ADJUSTMENT

An upward Market Value Adjustment results from a withdrawal that occurs when interest rates have decreased. Assume interest rates have decreased one year later and KILICO is then crediting 4% for a four-year Guarantee Period. Upon a full withdrawal, the market value adjustment factor would be:

                       +.0390198    =    [   (1 + .05)    ]  (4)   -1
                                            ----------
                                             (1 + .04)

The Market Value Adjustment is an increase of $1638.83 to the Guarantee Period
Value:

                       $1,638.83 = $42,000.00 X .0390198

The Market Adjusted Value would be:

                       $43,638.33 = $42,000.00 +$1,638.83

A Withdrawal Charge of 6% would apply to the Market Adjusted Value being withdrawn, less 10% of the full Market Adjusted Value, as there were no prior withdrawals:

                       $2,356.47 = $43,638.33 X .90 X .06

Thus, the amount payable on withdrawal would be:

                      $41,281.85 = $43,638.33 - $2,356.47

If instead of a full withdrawal, 50% of the Guarantee Period Value was withdrawn (partial withdrawal of 50%), the Market Value Adjustment would be:

                        $819.42 = $21,000.00 X .0390198

The Market Adjusted Value of $21,000.00 would be:

                       $21,819.42 = $21,000.00 + $819.42

The Withdrawal Charge of 6% would apply to the Market Adjusted Value being withdrawn, less 10% of the full Market Adjusted Value as there are no prior withdrawals:

                $1,047.34 = ($21,819.42 - .1 X $43,638.33) X .06

Thus, the amount payable on this partial withdrawal would be:

                      $20,772.08 = $21,819.42 - $1,047.34

Actual Market Value Adjustment may have a greater or lesser impact than that shown in the Examples, depending on the actual change in interest crediting rates and the timing of the withdrawal or transfer in relation to the time remaining in the Guarantee Period.

APPENDIX B

KEMPER INVESTORS LIFE INSURANCE COMPANY DEFERRED FIXED AND VARIABLE ANNUITY IRA, ROTH IRA AND SIMPLE IRA DISCLOSURE STATEMENT

This Disclosure Statement describes the statutory and regulatory provisions applicable to the operation of Individual Retirement Annuities (IRAs), Roth Individual Retirement Annuities (Roth IRAs) and Simple Individual Retirement Annuities (SIMPLE IRAs). Internal Revenue Service regulations require that this be given to each person desiring to establish an IRA, Roth IRA or a SIMPLE IRA. Further information can be obtained from Kemper Investors Life Insurance Company and from any district office of the Internal Revenue Service.

A. REVOCATION

Within 7 days of the date you signed your enrollment application, you may revoke the Contract and receive back 100% of your money. To do so, wire Kemper Investors Life Insurance Company, 1 Kemper Drive, Long Grove, Illinois 60049, or call 1-800-621-5001.

B. STATUTORY REQUIREMENTS

This Contract is intended to meet the requirements of Section 408(b) of the Internal Revenue Code (Code), Section 408A of the Code for use as a Roth IRA, or of Section 408(p) of the Code for use as a SIMPLE IRA, whichever is applicable. The Contract has not been approved as to form for use as an IRA, Roth IRA or a SIMPLE IRA by the Internal Revenue Service. Such approval by the Internal Revenue Service is a determination only as to form of the Contract, and does not represent a determination on the merits of the Contract.

1. The amount in your IRA, Roth IRA, and SIMPLE IRA, whichever is applicable, must be fully vested at all times and the entire interest of the owner must be nonforfeitable.

2. The Contract must be nontransferable by the owner.

3. The Contract must have flexible premiums.

4. For IRAs and SIMPLE IRAs, you must start receiving distributions on or before April 1 of the year following the year in which you reach age 70 1/2 (the required beginning date)(see "Required Distributions"). However, section 401(a)(9)(A) of the Code (relating to minimum distributions required to commence at age 70 1/2), and the incidental death benefit requirements of section 401(a) of the Code, do not apply to Roth IRAs.

If you die before your entire interest in your Contract is distributed, unless otherwise permitted under applicable law, any remaining interest in the Contract must be distributed to your beneficiary by December 31 of the calendar year containing the fifth anniversary of your death; except that: (1) if the interest is payable to an individual who is your designated beneficiary (within the meaning of section 401(a)(9) of the Code), the designated beneficiary may elect to receive the entire interest over his or her life, or over a period certain not extending beyond his or her life expectancy, commencing on or before December 31 of the calendar year immediately following the calendar year in which you die; and (2) if the designated beneficiary is your spouse, the Contract will be treated as his or her own IRA, or, where applicable, Roth IRA.

5. Except in the case of a rollover contribution or a direct transfer (see "Rollovers and Direct Transfers"), or a contribution made in accordance with the terms of a Simplified Employee Pension (SEP), (1) all contributions to an IRA, including a Roth IRA, must be cash contributions which do not exceed $2,000 for any taxable year, and (2) all contributions to a SIMPLE IRA must be cash contributions, including matching or nonelective employer contributions (see "SIMPLE IRAs"), which do not exceed $6,000 for any year (as adjusted for inflation).

6. The Contract must be for the exclusive benefit of you and your beneficiaries.

C. ROLLOVERS AND DIRECT TRANSFERS FOR IRAS AND
   SIMPLE IRAS

1. A rollover is a tax-free transfer from one retirement program to another that you cannot deduct on your tax return. There are two kinds of tax-free rollover payments under an IRA. In one, you transfer amounts from one IRA to another. With the other, you transfer amounts from a qualified employee benefit plan or tax-sheltered annuity to an IRA. Tax-free rollovers can be made from a SIMPLE IRA to another SIMPLE IRA or to a SIMPLE Individual Retirement Account under section 408(p) of the Code. An individual can make a tax-free rollover to an IRA from a SIMPLE IRA after a two-year period has expired since the individual first participated in a SIMPLE plan.

2. You must complete the transfer by the 60th day after the day you receive the distribution from your IRA or other qualified employee benefit plan or SIMPLE IRA.

3. A rollover distribution may be made to you only once a year. The one-year period begins on the date you receive the rollover distribution, not on the date you roll it over (reinvest it).

4. A direct transfer to an IRA of funds in an IRA from one trustee or insurance company to another is not a rollover. It is a transfer that is not affected by the one-year waiting period.

5. All or a part of the premium for this Contract used as an IRA may be paid from a rollover from an IRA, qualified pension or profit-sharing plan or tax-sheltered annuity, or from a direct transfer from another IRA. All or part of the premium for this Contract used as a SIMPLE IRA may be paid from a rollover from a SIMPLE IRA or SIMPLE Individual Retirement Account or, to the extent permitted by law, from a direct transfer from a SIMPLE IRA or SIMPLE Individual Retirement Account.

6. Beginning January 1, 1993, a distribution that is eligible for rollover treatment from a qualified employee benefit plan or tax-sheltered annuity will be subject to twenty percent (20%) withholding by the Internal Revenue Service even if you roll the distribution over within the 60-day rollover period. One way to avoid this withholding is to make the distribution as a direct transfer to the IRA trustee or insurance company.

D. CONTRIBUTION LIMITS AND ALLOWANCE OF DEDUCTION
   FOR IRAS

1. In general, the amount you can contribute each year to an IRA is the lesser of $2,000 or your taxable compensation for the year. If you have more than one IRA, the limit applies to the total contributions made to your own IRAs for the year. Generally, if you work the amount that you earn is compensation. Wages, salaries, tips, professional fees, bonuses and other amounts you receive for providing personal services are compensation. If you own and operate your own business as a sole proprietor, your net earnings reduced by your deductible contributions on your behalf to self-employed retirement plans is compensation. If you are an active partner in a partnership and provide services to the partnership, your share of partnership income reduced by deductible contributions made on your behalf to qualified retirement plans is compensation. All taxable alimony and separate maintenance payments received under a decree of divorce or separate maintenance is compensation.

2. Beginning in 1997, in the case of a married couple filing a joint return, up to $2,000 can be contributed to each spouse's IRA, even if one spouse has little or no compensation. This means that the total combined contributions that can be made to both IRAs can be as much as $4,000 for the year. Previously, if one spouse had no compensation or elected to be treated as having no compensation, the total combined contributions to both IRAs could no be more than $2,250.

3. Also beginning in 1997, in the case of a married couple with unequal compensation who file a joint return, the limit on the deductible contributions to the IRA of the spouse with less compensation is the smaller of:

     a. $2,000, or

     b. The total compensation of both spouses, reduced by any deduction allowed for contributions to IRAs of the spouse with more compensation.

The deduction for contributions to both spouses' IRAs may be further limited if either spouse is covered by an employer retirement plan.

4. Beginning in 1998, even if your spouse is covered by an employer retirement plan, you may be able to deduct your contributions to an IRA if you are not covered by an employer plan. The deduction is limited to $2,000 and it must be reduced if your adjusted gross income on a joint return is more than $150,000 but less than $160,000. Your deduction is eliminated if your income on a joint return is $160,000 or more.

5. Contributions to your IRA can be made at any time. If you make the contribution between January 1 and April 15, however, you may elect to treat the contribution as made either in that year or in the preceding year. You may file a tax return claiming a deduction for your IRA contribution before the contribution is actually made. You must, however, make the contribution by the due date of your return not including extensions.

6. You cannot make a contribution other than a rollover contribution to your IRA for the year in which you reach age 70 1/2 or thereafter.

E. SEP-IRA'S

1. The maximum deductible contribution for a Simplified Employee Pension (SEP) IRA is the lesser of $30,000 or 15% of compensation.

2. A SEP must be established and maintained by an employer (corporation, partnership, sole proprietor). Information about the Kemper SEP is available upon request.

F. SIMPLE IRAS

1. A SIMPLE IRA must be established with your employer using a qualified salary reduction agreement.

2. You may elect to have your employer contribute to your SIMPLE IRA, under a qualified salary reduction agreement, an amount (expressed as a percentage of your compensation) not to exceed $6,000 (as adjusted for inflation) for the year. In addition to these employee elective contributions, your employer is required to make each year either (1) a matching contribution equal to up to 3 percent, and not less than 1 percent, of your SIMPLE IRA contribution for the year, or (2) a nonelective contribution equal to 2 percent of your compensation for the year (up to $150,000 of compensation, as adjusted for inflation). No other contributions may be made to a SIMPLE IRA.

3. Employee elective contributions and employer contributions (i.e., matching contributions and nonelective contributions) to your SIMPLE IRA are excluded from your gross income.

4. To the extent an individual with a SIMPLE IRA is no longer participating in a SIMPLE plan (e.g., the individual has terminated employment), and two years has passed since the individual first participated in the plan, the individual may treat the SIMPLE IRA as an IRA.

G. TAX STATUS OF THE CONTRACT AND DISTRIBUTIONS FOR IRAS AND SIMPLE IRAS

1. Earnings of your IRA annuity contract are not taxed until they are distributed to you.

2. In general, taxable distributions are included in your gross income in the year you receive them.

3. Distributions under your IRA are non-taxable to the extent they represent a return of non-deductible contributions (if any). The non-taxable percentage of a distribution is determined by dividing your total undistributed, non-deductible IRA contributions by the value of all your IRAs (including SEPs and rollovers).

4. You cannot choose the special five-year or ten-year averaging that may apply to lump sum distributions from qualified employer plans.

H. REQUIRED DISTRIBUTIONS FOR IRAS AND SIMPLE IRAS

You must start receiving minimum distributions required under the Contract and
Section 401(a)(9) of the Code from your IRA and SIMPLE IRA starting with the year you reach age 70 1/2 (your 70 1/2 year). Ordinarily, the required minimum distribution for a particular year must be received by December 31 of that year. However, you may delay the required minimum distribution for the year you reach age 70 1/2 until April 1 of the following year (i.e., the required beginning date).

Annuity payments which begin by April 1 of the year following your 70 1/2 year satisfy the minimum distribution requirement if they provide for non-increasing payments over the life or the lives of you and your spouse, provided that, if installments are guaranteed, the guaranty period does not exceed the lesser of 20 years or the applicable life expectancy.

The applicable life expectancy is your remaining life expectancy or the remaining joint life and last survivor expectancy of you and your designated beneficiary. Life expectancies are determined using the expected return multiple tables shown in IRS Publication 590 "Individual Retirement Arrangements." To obtain a free copy of IRS Publication 590 and other IRS forms, phone the IRS toll free at 1-800-729-3676 or write the IRS Forms Distribution Center for your area as shown in your income tax return instructions.

If you have more than one IRA, you must determine the required minimum distribution separately for each IRA; however, you can take the actual distributions of these amounts from any one or more of your IRAs.

If the actual distribution from your Contract is less than the minimum amount that should be distributed in accordance with the minimum distribution requirements mentioned above, the difference generally is an excess accumulation. There is a 50% excise tax on any excess accumulations. If the excess accumulation is due to reasonable error, and you have taken (or are taking) steps to remedy the insufficient distribution, you can request that this 50% excise tax be excused by filing with your tax return an IRS Form 5329, together with a letter of explanation and the excise tax payment.

I. ROTH IRAS

1. If your contract is a special type of individual retirement plan known as a Roth IRA, it will be administered in accordance with the requirements of section 408A of the Code. (Except as otherwise indicated, references herein to an "IRA" are to an "individual retirement plan," within the meaning of section 7701(a)(37) of the Code, other than a Roth IRA.) Roth IRAs are treated the same as other IRAs, except as described here. However, the provisions of the Code governing Roth IRAs may be modified by pending legislation. We will notify you of any such changes.

2. The IRS is not presently accepting submissions for opinion letters approving annuities as Roth IRAs, but will issue in the future procedures for requesting such opinion letters. We will apply for approval as soon as possible after the IRS issues its procedures on this matter. Such approval will be a determination only as to the form of the annuity, and will not represent a determination of the merits of the annuity.


3. If your Contract is a Roth IRA, We will send you a Roth IRA endorsement to be attached to, and to amend, your contract after We obtain approval of the endorsement from the IRS and your state insurance department. The Company reserves the right to amend the contract as necessary or advisable from time to time to comply with future changes in the Internal Revenue Code, regulations or other requirements imposed by the IRS to obtain or maintain its approval of the annuity as a Roth IRA.


4. Earnings in your Roth IRA are not taxed until they are distributed to you, and will not be taxed if they are paid as a "qualified distribution," as described to you in section L, below.

J. ELIGIBILITY AND CONTRIBUTIONS FOR ROTH IRAS

1. Generally, you are eligible to establish or make a contribution to your Roth IRA on or after January 1, 1998, only if you meet certain income limits. No deduction is allowed for contributions to your Roth IRA. Contributions to your Roth IRA may be made even after you attain age 70 1/2.

2. The aggregate amount of contributions for any taxable year to all IRAs, including all Roth IRAs, maintained for your benefit (the "contribution limit") generally is the lesser of $2,000 and 100% of your compensation for the taxable year. However, if you file a joint return and receive less compensation for the taxable year than your spouse, the contribution limit for the taxable year is the lesser of $2,000 and the sum of (1) your compensation for the taxable year, and (2) your spouse's compensation for the taxable year reduced by any deductible contributions to an IRA of your spouse, and by any contributions to a Roth IRA for your spouse, for the taxable year.

The contribution limit for any taxable year is reduced (but not below zero) by the amount which bears the same ratio to such amount as:

     (a) the excess of (i) your adjusted gross income for the taxable year, over
     (ii) the "applicable dollar amount," bears to

     (b) $15,000 (or $10,000 if you are married).

For this purpose, "adjusted gross income" is determined in accordance with section 219(g)(3) of the Code and (1) excludes any amount included in gross income as a result of any rollover from, transfer from, or conversion of an IRA to a Roth IRA, and (2) is reduced by any deductible IRA contribution. In addition, the "applicable dollar amount" is equal to $150,000 for a married individual filing a joint return, $0 for a married individual filing a separate return, and $95,000 for any other individual.

A "qualified rollover contribution" (discussed in section K, below), and a non-taxable transfer from another Roth IRA, are not taken into account for purposes of determining the contribution limit.

K. ROLLOVERS, TRANSFERS AND CONVERSIONS TO ROTH IRAS

1. Rollovers And Transfers--A rollover may be made to a Roth IRA only if it is a "qualified rollover contribution." A "qualified rollover contribution" is a rollover to a Roth IRA from another Roth IRA or from an IRA, but only if such rollover contribution also meets the rollover requirements for IRAs under section 408(d)(3). In addition, a transfer may be made to a Roth IRA directly from another Roth IRA or from an IRA.

You may not make a qualified rollover contribution or transfer in a taxable year from an IRA to a Roth IRA if (a) your adjusted gross income for the taxable year exceeds $100,000 or (b) you are married and file a separate return.

The rollover requirements of section 408(d)(3) are complex and should be carefully considered before you make a rollover. One of the requirements is that the amount received be paid into another IRA (or Roth IRA) within 60 days after receipt of the distribution. In addition, a rollover contribution from a Roth IRA may be made by you only once a year. The one-year period begins on the date you receive the Roth IRA distribution, not on the date you roll it over (reinvest it) into another Roth IRA. If you withdraw assets from a Roth IRA, you may roll over part of the withdrawal tax free into another Roth IRA and keep the rest of it. A portion of the amount you keep may be included in your gross income.

2. Taxation of Rollovers And Transfers to Roth IRAs--A qualified rollover contribution or transfer from a Roth IRA maintained for your benefit to another Roth IRA maintained for your benefit which meets the rollover requirements for IRAs under section 408(d)(3) is tax-free.

In the case of a qualified rollover contribution or a transfer from an IRA maintained for your benefit to a Roth IRA maintained for your benefit, any portion of the amount rolled over or transferred which would be includible in your gross income were it not part of a qualified rollover contribution or a nontaxable transfer will be includible in your gross income. However, section 72(t) of the Code (relating to the 10 percent penalty tax on premature distributions) will not apply. If such a rollover or transfer occurs before January 1, 1999, any portion of the amount rolled over or transferred which is required to be included in gross income will be so included ratably over the 4-taxable year period beginning with the taxable year in which the rollover or transfer is made.

Pending legislation may modify these rules retroactively to January 1, 1998.

3. Transfers of Excess IRA Contributions to Roth IRAs--If, before the due date of your federal income tax return for any taxable year (not including extensions), you transfer, from an IRA, contributions for such taxable year (and earnings thereon) to a Roth IRA, such amounts will not be includible in gross income to the extent that no deduction was allowed with respect to such amount.

4. Taxation of Conversions of IRAs to Roth IRAs--All or part of amounts in an IRA maintained for your benefit may be converted into a Roth IRA maintained for your benefit. The conversion of an IRA to a Roth IRA is treated as special type of qualified rollover contribution. Hence, you must be eligible to make a qualified rollover contribution in order to convert an IRA to a Roth IRA. A conversion typically will result in the inclusion of some or all of your IRA's value in gross income, as described above.

A conversion of an IRA to a Roth IRA can be made without taking an actual distribution from your IRA. For example, an individual may make a conversion by notifying the IRA issuer or trustee, whichever is applicable.

UNDER SOME CIRCUMSTANCES, IT MIGHT NOT BE ADVISABLE TO ROLLOVER, TRANSFER, OR CONVERT ALL OR PART OF AN IRA TO A ROTH IRA. WHETHER YOU SHOULD DO SO WILL DEPEND ON YOUR PARTICULAR FACTS AND CIRCUMSTANCES, INCLUDING, BUT NOT LIMITED TO, SUCH FACTORS AS WHETHER YOU QUALIFY TO MAKE SUCH A ROLLOVER, TRANSFER, OR CONVERSION, YOUR FINANCIAL SITUATION, AGE, CURRENT AND FUTURE INCOME NEEDS, YEARS TO RETIREMENT, CURRENT AND FUTURE TAX RATES, YOUR ABILITY AND DESIRE TO PAY CURRENT INCOME TAXES WITH RESPECT TO AMOUNTS ROLLED OVER, TRANSFERRED, OR CONVERTED, AND WHETHER SUCH TAXES MIGHT NEED TO BE PAID WITH WITHDRAWALS FROM YOUR ROTH IRA (SEE DISCUSSION BELOW OF "NONQUALIFIED DISTRIBUTIONS"). YOU SHOULD CONSULT A QUALIFIED TAX ADVISOR BEFORE ROLLING OVER, TRANSFERRING, OR CONVERTING ALL OR PART OF AN IRA TO A ROTH IRA.

5. Separate Roth IRAs--Due to the complexity of, and proposed changes to, the tax law, it may be advantageous to maintain amounts rolled over, transferred, or converted from an IRA in separate Roth IRAs from those containing regular Roth IRA contributions. For the same reason, you should consider maintaining a separate Roth IRA for each amount rolled over, transferred, or converted from an IRA. These considerations should be balanced against the additional costs you may incur from maintaining multiple Roth IRAs. You should consult your tax advisor if you intend to contribute rollover, transfer, or conversion amounts to your Policy, or if you intend to roll over or transfer amounts from your Policy to another Roth IRA maintained for your benefit.

L. INCOME TAX CONSEQUENCES OF ROTH IRAS

1. Qualified Distributions--Any "qualified distribution" from a Roth IRA is excludible from gross income. A "qualified distribution" is a payment or distribution which satisfies two requirements. First, the payment or distribution must be (a) made after you attain 59 1/2, (b) made after your death, (c) attributable to your being disabled, or (d) a "qualified special purpose distribution" (I.E., a qualified first-time homebuyer distribution under section 72(t)(2)(F) of the Code). Second, the payment or distribution must be made in a taxable year that is at least five years after (1) the first taxable year for which a contribution was made to any Roth IRA established for you, or
(2) in the case of a rollover from, or a conversion of, an IRA to a Roth IRA, the taxable year in which the rollover or conversion was made if the payment or distribution is allocable (as determined in the manner set forth in guidance issued by the IRS) to the rollover contribution or conversion (or to income allocable thereto).

2. Nonqualified Distributions--A distribution from a Roth IRA which is not a qualified distribution is taxed under section 72 (relating to annuities), except that such distribution is treated as made first from contributions to the Roth IRA to the extent that such distribution, when added to all previous distributions from the Roth IRA, does not exceed the aggregate amount of contributions to the Roth IRA. For purposes of determining the amount taxed, (a) all Roth IRAs established for you will be treated as one contract, (b) all distributions during any taxable year from Roth IRAs established for you will be treated as one distribution, and (c) the value of the contract, income on the contract, and investment in the contract, if applicable, will be computed as of the close of the calendar year in which the taxable year begins.

An additional tax of 10% is imposed on nonqualified distributions (including amounts deemed distributed as the result of a prohibited loan or use of your Roth IRA as security for a loan) made before the benefited individual has attained age 59 1/2, unless one of the exceptions discussed in Section N applies.

M. TAX ON EXCESS CONTRIBUTIONS

1. You must pay a 6% excise tax each year on excess contributions that remain in your Contract. Generally, an excess contribution is the amount contributed to your Contract that is more than you can contribute. The excess is taxed for the year of the excess contribution and for each year after that until you correct it.

2. You will not have to pay the 6% excise tax if you withdraw the excess amount by the date your tax return is due including extensions for the year of the contribution. You do not have to include in your gross income an excess contribution that you withdraw from your Contract before your tax return is due if the income earned on the excess was also withdrawn and no deduction was allowed for the excess contribution. You must include in your gross income the income earned on the excess contribution.

N. TAX ON PREMATURE DISTRIBUTIONS

There is an additional tax on premature distributions from your IRA, Roth IRA, or SIMPLE IRA, equal to 10% of the amount of the premature distribution that you must include in your gross income. For premature distributions from a SIMPLE IRA made within the first 2 years you participate in a SIMPLE plan, the additional tax is equal to 25% of the amount of the premature distribution that must be included in gross income. Premature distributions are generally amounts you withdraw before you are age 59 1/2. However, the tax on premature distributions does not apply:

1. To amounts that are rolled over tax free;

2. To a distribution which is made on or after your death, or on account of you being disabled within the meaning of section 72(m)(7) of the Code;

3. To a distribution which is part of a series of substantially equal periodic payments (made at least annually) over your life or your life expectancy or the joint life or joint life expectancy of you and your beneficiary; or

4. To a distribution which is used for qualified first-time homebuyer expenses, qualified higher education expenses, certain medical expenses, or by an unemployed individual to pay health insurance premiums.

O. EXCISE TAX REPORTING

Use Form 5329, Additional Taxes Attributable to Qualified Retirement Plans (Including IRAs), Annuities, and Modified Endowment Contracts, to report the excise taxes on excess contributions, premature distributions, and excess accumulations. If you do not owe any IRA, SIMPLE IRA or Roth IRA excise taxes, you do not need Form 5329. Further information can be obtained from any district office of the Internal Revenue Service.

P. BORROWING

If you borrow money against your Contract or use it as security for a loan, the Contract will lose its classification as an IRA, Roth IRA, or SIMPLE IRA, whichever is applicable, and you must include in gross income the fair market value of the Contract as of the first day of your tax year. In addition, you may be subject to the tax on premature distributions described above. (Note: This Contract does not allow borrowings against it, nor may it be assigned or pledged as collateral for a loan.)

Q. REPORTING

We will provide you with any reports required by the Internal Revenue Service.

R. ESTATE TAX

Generally, the value of your IRA, including your Roth IRA, is included in your gross estate for federal estate tax purposes.

S. FINANCIAL DISCLOSURE

1. If contributions to the Contract are made by other than rollover contributions and direct transfers, the following information based on the charts shown on the next pages, which assumes you were to make a level contribution to the fixed account at the beginning of each year of $1,000 must be completed prior to your signing the enrollment application.

END OF     LUMP SUM TERMINATION        AT        LUMP SUM TERMINATION
 YEAR       VALUE OF CONTRACT *        AGE        VALUE OF CONTRACT *
--------------------------------------------------------------------------

  1                                    60
--------------------------------------------------------------------------

  2                                    65
--------------------------------------------------------------------------

  3                                    70
--------------------------------------------------------------------------

  4
--------------------------------------------------------------------------

  5
--------------------------------------------------------------------------

* Includes applicable withdrawal charges as described in Item O below.

2. If contributions to the Contract are made by rollover contributions and/or direct transfers, the following information, based on the charts shown on the next page, and all of which assumes you make one contribution to the fixed account of $1,000 at the beginning of this year, must be completed prior to your signing the enrollment application.

END OF     LUMP SUM TERMINATION        AT        LUMP SUM TERMINATION
 YEAR       VALUE OF CONTRACT *        AGE        VALUE OF CONTRACT *
--------------------------------------------------------------------------

  1                                    60
--------------------------------------------------------------------------

  2                                    65
--------------------------------------------------------------------------

  3                                    70
--------------------------------------------------------------------------

  4
--------------------------------------------------------------------------

  5
--------------------------------------------------------------------------

* Includes applicable withdrawal charges as described in Item O below.

T. FINANCIAL DISCLOSURE FOR THE SEPARATE ACCOUNT
   (VARIABLE ACCOUNT)

1. If on the enrollment application you indicated an allocation to a Subaccount, this Contract will be assessed a daily charge of an amount which will equal an aggregate of 1.40% per annum. If you elected the Guaranteed Retirement Income Benefit option, an additional charge of .25% of the

Contract Value will be assessed against the Separate Account, Fixed Account and Guarantee Periods on a pro-rata basis.

2. An annual records maintenance charge of $30.00 will be assessed ratably each quarter against the Separate Account, Fixed Account and Guarantee Periods.

3. Withdrawal (early annuitization) charges will be assessed based on the years elapsed since the purchase payments (in a given contract year) were received by KILICO; under 1 year, 7%; over 1 to 2 years, 6%; over 2 to 3 years, 5%; over 3 to 4 years, 5%; over 4 to 5 years, 4%; over 5 to 6 years, 3%; over 6 to 7 years, 2%; over 7 years and thereafter, 0%.

4. The method used to compute and allocate the annual earnings is contained in the Prospectus under the heading "Accumulation Unit Value."

5. The growth in value of your contract is neither guaranteed nor projected but is based on the investment experience of the Separate Account.

GUARANTEED LUMP SUM TERMINATION OF DEFERRED FIXED AND VARIABLE ANNUITY COMPLETELY ALLOCATED TO THE GENERAL ACCOUNT WITH 3% GUARANTEED EACH YEAR. (TERMINATION VALUES ARE BASED ON $1,000 ANNUAL CONTRIBUTIONS AT THE BEGINNING OF EACH YEAR.)

END OF   TERMINATION   END OF   TERMINATION   END OF   TERMINATION   END OF   TERMINATION
 YEAR      VALUES*      YEAR      VALUES*      YEAR      VALUES*      YEAR      Values*
-----------------------------------------------------------------------------------------
   1     $   937.00      14     $16,798.32      27     $40,421.63      40     $ 75,113.26
   2       1,913.00      15      18,310.91      28      42,642.92      41       78,375.30
   3       2,928.90      16      19,868.88      29      44,930.85      42       81,735.20
   4       3,976.63      17      21,473.59      30      47,287.42      43       85,195.89
   5       5,066.14      18      23,126.44      31      49,714.68      44       88,760.41
   6       6,198.41      19      24,828.87      32      52,214.76      45       92,431.86
   7       7,374.46      20      26,582.37      33      54,789.84      46       96,213.46
   8       8,604.34      21      28,388.49      34      57,442.18      47      100,108.50
   9       9,871.11      22      30,248.78      35      60,174.08      48      104,120.40
  10      11,175.88      23      32,164.88      36      62,987.94      49      108,252.65
  11      12,519.80      24      34,138.47      37      65,886.22      50      112,508.87
  12      13,904.03      25      36,171.26      38      68,871.45
  13      15,329.79      26      38,265.04      39      71,946.23

GUARANTEED LUMP SUM TERMINATION OF DEFERRED FIXED AND VARIABLE ANNUITY COMPLETELY ALLOCATED TO THE GENERAL ACCOUNT WITH 3% GUARANTEED EACH YEAR. (TERMINATION VALUES ARE BASED ON $1,000 SINGLE PREMIUM.)

END OF   TERMINATION   END OF   TERMINATION   END OF   TERMINATION   END OF   TERMINATION
 YEAR      VALUES*      YEAR      VALUES*      YEAR      VALUES*      YEAR      Values*
-----------------------------------------------------------------------------------------
   1       $  937        14       $1,000        27       $1,000        40       $1,000
   2          946        15        1,000        28        1,000        41        1,000
   3          955        16        1,000        29        1,000        42        1,000
   4          955        17        1,000        30        1,000        43        1,000
   5          964        18        1,000        31        1,000        44        1,000
   6          973        19        1,000        32        1,000        45        1,000
   7          982        20        1,000        33        1,000        46        1,000
   8        1,000        21        1,000        34        1,000        47        1,000
   9        1,000        22        1,000        35        1,000        48        1,000
  10        1,000        23        1,000        36        1,000        49        1,000
  11        1,000        24        1,000        37        1,000        50        1,000
  12        1,000        25        1,000        38        1,000
  13        1,000        26        1,000        39        1,000

* Includes applicable withdrawal charges.

                                 PROSPECTUS FOR
                    KEMPER INVESTORS LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

                INDIVIDUAL AND GROUP VARIABLE, FIXED AND MARKET

                   VALUE ADJUSTED DEFERRED ANNUITY CONTRACTS
--------------------------------------------------------------------------------

                                   ISSUED BY
                    KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

                                      AND

                    KEMPER INVESTORS LIFE INSURANCE COMPANY

This prospectus describes Variable, Fixed and Market Value Adjusted Deferred Annuity Contracts of Kemper Investors Life Insurance Company that are designed to provide benefits under retirement plans which may qualify for certain federal tax advantages. Depending on particular state requirements, the Contracts may be issued on a group or individual basis. Contracts issued on an individual basis are represented by a Certificate. All discussion of "Contracts" includes Contracts issued on an individual or group basis.


You may allocate purchase payments to one or more of the variable options, the fixed option or the fixed option subject to a market value adjustment. The Contract currently offers twelve investment options, each of which is a Subaccount of KILICO Variable Annuity Separate Account. Currently, you may choose among the following Portfolios:



KEMPER VARIABLE SERIES (formerly Investors Fund Series): Kemper Government Securities; Kemper High Yield; Kemper Small Cap Growth; Kemper-Dreman High Return Equity.


SCUDDER VARIABLE LIFE INVESTMENT FUND: Scudder VLIF Money Market; Scudder VLIF Growth and Income (Class A Shares); Scudder VLIF International (Class A Shares); Scudder VLIF Bond (Class A Shares).


JANUS ASPEN SERIES: Janus Aspen Capital Appreciation


PIMCO VARIABLE INSURANCE TRUST: PIMCO Low Duration Bond; PIMCO Foreign Bond.

TEMPLETON VARIABLE PRODUCTS SERIES FUND: Templeton Developing Markets Fund (Class 2 Shares).

Subaccounts and Portfolios may be added or deleted in the future. Contract values allocated to any of the Subaccounts vary, reflecting the investment experience of the selected Subaccounts. Contract values allocated to the Fixed Account or one or more Guarantee Periods of the Market Value Adjustment Option accumulate on a fixed basis.

THE CONTRACTS ARE NOT INSURED BY THE FDIC. THEY ARE OBLIGATIONS OF THE ISSUING INSURANCE COMPANY AND ARE NOT A DEPOSIT OF, OR GUARANTEED BY, ANY BANK OR SAVINGS INSTITUTION AND ARE SUBJECT TO RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE CONTRACTS THAT YOU SHOULD KNOW BEFORE INVESTING. YOU SHOULD READ IT BEFORE INVESTING AND KEEP IT FOR FUTURE REFERENCE. WE HAVE FILED A STATEMENT OF ADDITIONAL INFORMATION ("SAI") WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CURRENT SAI HAS THE SAME DATE AS THIS PROSPECTUS AND IS INCORPORATED BY REFERENCE IN THIS PROSPECTUS. YOU MAY OBTAIN A FREE COPY BY WRITING US OR CALLING (847) 550-5500.
A TABLE OF CONTENTS FOR THE SAI APPEARS ON PAGE   . YOU MAY ALSO FIND THIS
PROSPECTUS AND OTHER INFORMATION ABOUT THE SEPARATE ACCOUNT REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") AT THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV.

THE DATE OF THIS PROSPECTUS IS MAY 1, 1999.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                              PAGE
                                                              ----
DEFINITIONS.................................................    1
SUMMARY.....................................................    3
SUMMARY OF EXPENSES.........................................    5
KILICO, THE MVA OPTION, THE SEPARATE ACCOUNT AND THE
  FUNDS.....................................................    9
FIXED ACCOUNT OPTION........................................   14
THE CONTRACTS...............................................   14
CONTRACT CHARGES AND EXPENSES...............................   20
THE ANNUITY PERIOD..........................................   23
FEDERAL INCOME TAXES........................................   26
DISTRIBUTION OF CONTRACTS...................................   32
VOTING RIGHTS...............................................   32
REPORTS TO CONTRACT OWNERS AND INQUIRIES....................   32
DOLLAR COST AVERAGING.......................................   33
SYSTEMATIC WITHDRAWAL PLAN..................................   33
EXPERTS.....................................................   33
LEGAL MATTERS...............................................   34
SPECIAL CONSIDERATIONS......................................   34
AVAILABLE INFORMATION.......................................   34
BUSINESS....................................................   34
PROPERTIES..................................................   40
LEGAL PROCEEDINGS...........................................   40
SELECTED FINANCIAL DATA.....................................   41
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
  AND RESULTS OF OPERATIONS.................................   42
KILICO'S DIRECTORS AND EXECUTIVE OFFICERS...................   55
EXECUTIVE COMPENSATION......................................   57
TABLE OF CONTENTS--STATEMENT OF ADDITIONAL INFORMATION......   59
FINANCIAL STATEMENTS........................................   59
CHANGE OF ACCOUNTANTS.......................................   59

DEFINITIONS

The following terms as used in this Prospectus have the indicated meanings:

     ACCUMULATED GUARANTEE PERIOD VALUE--The sum of an Owner's Guarantee Period Values.

     ACCUMULATION PERIOD--The period between the Date of Issue of a Contract and the Annuity Date.

     ACCUMULATION UNIT--A unit of measurement used to determine the value of each Subaccount during the Accumulation Period.

     ANNUITANT--The person designated to receive or who is actually receiving annuity payments and upon the continuation of whose life annuity payments involving life contingencies depend.

     ANNUITY DATE--The date on which annuity payments are to commence.

     ANNUITY OPTION--One of several forms in which annuity payments can be made.

     ANNUITY PERIOD--The period starting on the Annuity Date.

     ANNUITY UNIT--A unit of measurement used to determine the amount of Variable Annuity payments.

     BENEFICIARY--The person designated to receive any benefits under a Contract upon the death of the Annuitant or the Owner prior to the Annuity Period.

     COMPANY ("WE", "US", "OUR", "KILICO")--Kemper Investors Life Insurance Company. Our home office is located at 1 Kemper Drive, Long Grove, Illinois 60049.

     CONTRACT--A Variable, Fixed and Market Value Adjusted Annuity Contract offered by this Prospectus.

     CONTRACT VALUE--The sum of the values of the Owner's Separate Account Contract Value, Accumulated Guarantee Period Value and Fixed Account Contract Value.

     CONTRACT YEAR--Period between anniversaries of the Contract's Date of Issue.

     CONTRACT QUARTER--Periods between quarterly anniversaries of the Contract's Date of Issue.

     CONTRIBUTION YEAR--Each one year period following the date a Purchase Payment is made.

     DATE OF ISSUE--The date on which the first Contract Year commences.

     FIXED ACCOUNT--The General Account of KILICO to which a Contract Owner may allocate all or a portion of Purchase Payments or Contract Value. We guarantee a minimum rate of interest on Purchase Payments allocated to the Fixed Account.

     FIXED ACCOUNT CONTRACT VALUE--The value of the Owner's Contract interest in the Fixed Account.

     FIXED ANNUITY--An annuity under which the amount of each annuity payment does not vary with the investment experience of a Subaccount and is guaranteed by KILICO.


     FUND OR FUNDS--Kemper Variable Series (formerly Investors Fund Series), Scudder Variable Life Investment Fund, Janus Aspen Series PIMCO Variable Insurance Trust and Templeton Variable Products Series Fund including any Portfolios thereunder.


     GENERAL ACCOUNT--All the assets of KILICO other than those allocated to any separate account.


     GUARANTEED INTEREST RATE--The rate of interest We establish for a given Guarantee Period.



     GUARANTEE PERIOD--The time when an amount is credited with a Guaranteed Interest Rate. Guarantee Period options may range from one to ten years, at Our option.


     GUARANTEE PERIOD VALUE--The Guarantee Period Value is the sum of the
     Owner's: (1) Purchase Payment allocated or amount transferred to a Guarantee Period; plus (2) interest credited; minus (3) withdrawals, previously assessed Withdrawal Charges and transfers; and (4) as adjusted for any applicable Market Value Adjustment previously made.

     MARKET ADJUSTED VALUE--A Guarantee Period Value adjusted by the market value adjustment formula on any date prior to the end of a Guarantee Period.

     MARKET VALUE ADJUSTMENT--An adjustment of values under a Guarantee Period in accordance with the market value adjustment formula prior to the end of that Guarantee Period. The adjustment reflects the change in the value of the Guarantee Period Value due to changes in interest rates since the date the Guarantee Period commenced. The adjustment is computed using the market value adjustment formula stated in the Contract.

     NON-QUALIFIED PLAN CONTRACT--A Contract which does not receive favorable tax treatment under Sections 401, 403, 408, 408A or 457 of the Internal Revenue Code.


     OWNER OR OWNER--The person designated in the Contract as having the privileges of ownership defined in the Contract.

     PORTFOLIO--A series of a Fund with its own objective and policies, which represents shares of beneficial interest in a separate portfolio of securities and other assets. Portfolio is sometimes referred to herein as a Fund.


     PURCHASE PAYMENTS--Amounts paid to Us for an Owner.



     QUALIFIED PLAN CONTRACT--A Contract issued in connection with a retirement plan which receives favorable tax treatment under Sections 401, 403, 408, 408A or 457 of the Internal Revenue Code.


     SEPARATE ACCOUNT--The KILICO Variable Annuity Separate Account.

     SEPARATE ACCOUNT CONTRACT VALUE--The sum of the Owner's Contract interest in the Subaccount(s).

     SUBACCOUNTS--The thirteen subdivisions of the Separate Account, the assets of which consist solely of shares of the corresponding Portfolios.

     SUBACCOUNT VALUE--The value of the Owner's Contract interest in each Subaccount.

     UNITHOLDER--The person holding the voting rights with respect to an Accumulation or Annuity Unit.

     VALUATION DATE--Each day when the New York Stock Exchange is open for trading, as well as each day otherwise required. (See "Accumulation Unit Value.")

     VALUATION PERIOD--The interval of time between two consecutive Valuation Dates.

     VARIABLE ANNUITY--An annuity with payments varying in amount in accordance with the investment experience of the Subaccount(s) in which the Owner's Contract has an interest.

     WITHDRAWAL CHARGE--The "contingent deferred sales charge" assessed against certain withdrawals of Contract Value in the first seven Contribution Years after a Purchase Payment is made or against certain annuitizations of Contract Value in the first seven Contribution Years after a Purchase Payment is made.

     WITHDRAWAL VALUE--Contract Value, plus or minus any applicable Market Value Adjustment, less any premium tax payable if the Contract is being annuitized, minus any Withdrawal Charge applicable to that Contract.

                                    SUMMARY


Because this is a summary, it does not contain all of the information that may be important. Read the entire Prospectus and Statement of Additional Information before deciding to invest.


The Contracts provide for investment on a tax-deferred basis and annuity benefits. Both Non-Qualified Plan and Qualified Plan Contracts are described in this Prospectus.


The minimum initial Purchase Payment is $1,000 and, subject to certain exceptions, the minimum subsequent payment is $500. An allocation to a Subaccount, Fixed Account or Guarantee Period must be at least $500. Our prior approval is required for Purchase Payments over $1,000,000. (See "The Contracts," page 14.)


Variable accumulations and benefits are provided by crediting Purchase Payments to one or more Subaccounts selected by the Owner. Each Subaccount invests in one of the following corresponding Portfolios:

- Kemper Government Securities

- Kemper High Yield

- Kemper Small Cap Growth

- Kemper-Dreman High Return Equity

- Scudder VLIF Money Market

- Scudder VLIF Growth and Income (A-Shares)

- Scudder VLIF International (A-Shares)

- Scudder VLIF Bond (A-Shares)

- Janus Aspen Capital Appreciation Portfolio

- PIMCO Low Duration Bond

- PIMCO Foreign Bond

- Templeton Developing Markets Fund (Class 2 Shares)

Contract Value allocated to the Separate Account varies with the investment experience of the selected Subaccounts.


The Fixed Account has fixed accumulations and benefits. We guarantee that Purchase Payments allocated to the Fixed Account earn a minimum fixed interest rate of 3%. In Our discretion, We may credit interest in excess of 3%. (See "Fixed Account Option," page 14.)



The MVA Option also provides fixed accumulations. The MVA Option is only available during the Accumulation Period. An Owner may allocate amounts to one or more Guarantee Periods. We may offer additional Guarantee Periods at Our discretion. For new Contracts, We may limit the number of Guarantee Period options available to three (3). We credit interest daily to amounts allocated to the MVA Option. We declare the rate at Our sole discretion. We guarantee amounts allocated to the MVA Option at Guaranteed Interest Rates for the Guarantee Periods selected by the Owner. These guaranteed amounts are subject to any applicable Withdrawal Charge, Market Value Adjustment or Records Maintenance Charge. We will not change a Guaranteed Interest Rate for the duration of the Guarantee Period. However, Guaranteed Interest Rates for subsequent Guarantee Periods are set at Our discretion. At the end of a Guarantee Period, a new Guarantee Period for the same duration starts, unless the Owner timely elects another Guarantee Period. The interests under the Contract relating to the MVA Option are registered under the Securities Act of 1933 but are not registered under the Investment Company Act of 1940. (See "The MVA Option," page 9.)


The investment risk under the Contracts is borne by the Owner, unless Contract Values are allocated to:

     - the MVA Option and are guaranteed to receive the Guaranteed Interest Rate or

     - the Fixed Option and are guaranteed to earn at least 3% interest.


Transfers between Subaccounts are permitted before and after annuitization, subject to certain limitations. A transfer from a Guarantee Period is subject to a Market Value Adjustment unless effected within 30 days after the existing Guarantee Period ends. Restrictions apply to transfers out of the Fixed Account. (See "Transfer During Accumulation Period" and "Transfer During Annuity Period," pages 17 and 25, respectively.)



An Owner may withdraw Contract Value subject to Withdrawal Charges, any applicable Market Value Adjustment and other specified conditions. (See "Withdrawal During Accumulation Period," page 18.)



We do not deduct sales charges from Purchase Payments. Each Contract Year, an Owner may withdraw or surrender the Contract, without Withdrawal Charge, up to the greater of:


     - the excess of Contract Value over total Purchase Payments subject to Withdrawal Charges, minus prior withdrawals that were previously assessed a Withdrawal Charge, and

     - 10% of Contract Value. If the Owner withdraws a larger amount, the excess Purchase Payments withdrawn are subject to a Withdrawal Charge.

The Withdrawal Charge is:

        - 7% in the first Contribution Year

        - 6% in the second Contribution Year

        - 5% in the third and fourth Contribution Years

        - 4% in the fifth Contribution Year

        - 3% in the sixth Contribution Year

        - 2% in the seventh Contribution Year

        - 0% thereafter


(See "Withdrawal Charge," page 21.) The Withdrawal Charge also applies at the annuitization of Accumulation Units in their seventh Contribution Year or earlier, except as set forth under "Withdrawal Charge." Withdrawals may be subject to income tax, a 10% penalty tax, and other tax consequences. Withdrawals from Qualified Plan Contracts may be limited by the Internal Revenue Code (the "Code"). (See "Federal Income Taxes," page 26.)


Contract charges include:

     - mortality and expense risk

     - administrative expenses

     - records maintenance

     - applicable premium taxes

     - Guaranteed Retirement Income Benefit


(See "Charges Against the Separate Account," page 21.) In addition, the investment advisers to the Funds deduct varying charges against the assets of the Funds for which they provide investment advisory services. (See the Funds' prospectuses for such information.)



The Contract may be purchased in connection with retirement plans qualifying either under Section 401 or 403(b) of the Code or as individual retirement annuities including Roth IRAs. The Contract is also available in connection with State and Municipal deferred compensation plans and non-qualified deferred compensation plans. (See "Taxation of Annuities in General," page 26 and "Qualified Plans," page 29.)



An Owner may examine a Contract and return it for a refund during the "free look" period. The length of the free look period will depend on the state in which the Contract is issued. However, it will be at least ten days from the date the Owner receives the Contract. (See "The Contracts," page 14.) In addition, a special free look period applies in some circumstances to Contracts issued as Individual Retirement Annuities, Simplified Employee Pensions--IRAs or as Roth Individual Retirement Annuities.

--------------------------------------------------------------------------------
                              SUMMARY OF EXPENSES
--------------------------------------------------------------------------------
 CONTRACT OWNER TRANSACTION EXPENSES

  Sales Load Imposed on Purchases (as a percentage of purchase payments)..............................        None
  Contingent Deferred Sales Load (as a percentage of amount surrendered)(1)
                                                              Year of Withdrawal After Purchase
                                                                 First year...........................          7%
                                                                 Second year..........................          6%
                                                                 Third year...........................          5%
                                                                 Fourth year..........................          5%
                                                                 Fifth year...........................          4%
                                                                 Sixth year...........................          3%
                                                                 Seventh year.........................          2%
                                                                 Eighth year and following............          0%
  Surrender Fees......................................................................................        None
  Exchange Fee(2).....................................................................................         $25
  ANNUAL CONTRACT FEE (Records Maintenance Charge)(3).................................................         $30

            SEPARATE ACCOUNT ANNUAL EXPENSES
    (as a percentage of average daily account value)
  Mortality and Expense
    Risk..................................       1.25%
  Administration..........................        .15%
  Account Fees and
    Expenses..............................          0%
                                            ---------
  Total Separate Account
    Annual Expenses.......................       1.40%
                                            =========
  GUARANTEED RETIREMENT INCOME BENEFIT
    CHARGE
    Annual Expense (as a percentage of
    Contract Value).......................        .25%

                               FUND ANNUAL EXPENSES(After Fee Waivers and
                               Expense Reductions)

                               (as percentage of each Portfolio's average net assets for the period ended December 31, 1998)



                                                                   TOTAL
                                       RULE                      PORTFOLIO
                      MANAGEMENT      12B-1        OTHER          ANNUAL
                         FEES          FEES       EXPENSES       EXPENSES
                      ----------      -----       --------       ---------
              Kemper
          Government
       Securities...      .55%          --%          .11%           .66%
              Kemper
                High
            Yield...      .60           --           .05            .65
              Kemper
               Small
                 Cap
           Growth...      .65           --           .05            .70
       Kemper-Dreman
                High
              Return
     Equity(4)(8)...      .42           --           .45            .87
             Scudder
                VLIF
               Money
           Market...      .37           --           .07            .44
             Scudder
                VLIF
              Growth
                 and
           Income...      .47           --           .09            .56
             Scudder
                VLIF
    International...      .87           --           .18           1.05
             Scudder
                VLIF
             Bond...      .47           --           .09            .56
               Janus
               Aspen
             Capital
  Appreciation(5)...      .70           --           .22            .92
               PIMCO
                 Low
            Duration
          Bond(6)...      .63           --           .02            .65
               PIMCO
             Foreign
          Bond(6)...      .88           --           .02            .90
           Templeton
          Developing
             Markets
          Fund(7)...     1.25          .25           .41           1.91


--------------------------------------------------------------------------------
(1) A Contract Owner may withdraw up to the greater of (i) the excess of Contract Value over total Purchase Payments subject to Withdrawal Charges less prior withdrawals that were previously assessed a Withdrawal Charge, and (ii) 10% of the Contract Value in any Contract Year without assessment of any charge. In certain circumstances We may reduce or waive the contingent deferred sales charge.

(2) We reserve the right to charge a fee of $25 for each transfer of Contract Value in excess of 12 transfers per calendar year.

(3) Applies to Contracts with a Contract Value less than $50,000 on the date of assessment. In certain circumstances We may reduce or waive the annual Records Maintenance Charge.

(4) Portfolio commenced operations on or after 5/1/98. "Other Expenses" have been estimated.



(5) Based on expenses for fiscal year ended 12/31/98. The expense figures shown are net of certain fee waivers or reductions from Janus Capital Corporation. Without such waivers, Management Fees, Other Expenses and Total Portfolio Annual Expenses for the Portfolio for the fiscal year ended December 31, 1998 would have been: .75%, .22% and .97%, respectively, for the Janus Aspen Capital Appreciation Portfolio. See the prospectus and Statement of Additional Information of Janus Aspen Series for a description of these waivers.



(6) For the Portfolios, management fees include fixed advisory and administrative fees. The administrative fee covers most of the expenses of the Portfolios. However, the Portfolios are responsible for bearing certain expenses associated with their operations that are not covered by the administrative fee. While it is expected that these expenses generally will not have a material effect on the Portfolio expense ratios, they may have a material effect in certain circumstances, such as when the average net assets of a Portfolio are lower than anticipated. Pacific Investment Management Company has agreed to reduce its administrative fee, subject to potential future reimbursement, to the extent that total Portfolio operating expenses would exceed, due to organizational expenses and the payment by the Portfolio of its pro rata portion of the Trust's Trustees' fees, 0.65% of average daily net assets of the PIMCO Low Duration Bond Portfolio and 0.90% of average daily net assets of the PIMCO Foreign Bond Portfolio. "Other Expenses" are based on estimates for the current fiscal year. Without such reductions, Management Fees, Other Expenses and Total Portfolio Expenses for the fiscal year ended December 31, 1998 would have been: for the PIMCO Low Duration Bond Portfolio, .65%, .02% and .67%, respectively; and for the PIMCO Foreign Bond Portfolio, .90%, .02% and .92%, respectively.



(7) Class 2 of the Portfolio has a distribution plan or "Rule 12b-1 Plan" which is described in the Portfolio's prospectus.



(8) Pursuant to their respective agreements with Kemper Variable Series, the investment manager and the accounting agent have agreed, for the one year period commencing on the date of this Prospectus, to limit their respective fees and to reimburse other operating expenses, in a manner communicated to the Board of the Fund, to the extent necessary to limit total operating expenses of the Kemper Aggressive Growth, Kemper Technology Growth, Kemper-Dreman Financial Services, Kemper-Dreman High Return Equity, Kemper International Growth and Income, Kemper Global Blue Chip and Kemper Global Income Portfolios of Kemper Variable Series to the levels set forth in the table above. Without taking into effect these expense caps, for the Aggressive Growth, Technology Growth, Financial Services, High Return Equity, International Growth and Income, Global Blue Chip and Global Income Portfolios of Kemper Variable Series: management fees are estimated to be .75%, .75%, .75%, .75%, 1.00%, 1.00% and .75%; Other Expenses are estimated to be .28%, .29%, .97%, .45%, 18.54%, 11.32%, and .33%, respectively; and
    total operating expenses are estimated to be 1.03%, 1.04%, 1.72%, 1.20%, 19.54%, 12.32% and 1.08%, respectively. In addition, for Kemper International Growth and Income and Kemper Global Blue Chip, the investment manager has agreed to limit its management fee to .70% and .85%, respectively, of such portfolios for one year from the date of this Prospectus.

                                    EXAMPLE


                                                      SUBACCOUNT                         1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                      ----------                         ------    -------    -------    --------
If you surrender your Contract
at the end of the periods shown,
you would pay the
following expenses on a $1,000
investment, assuming 5% annual
return on assets:
                                  Kemper Government Securities                            $ 93      $120       $158        $241
                                  Kemper High Yield                                         93       119        157         240
                                  Kemper Small Cap Growth                                   94       121        160         245
                                  Kemper-Dreman High Return Equity                          95       126        168         263
                                  Scudder VLIF Money Market #1(1)                           91       113        147         217
                                  Scudder VLIF Growth and Income                            92       117        153         230
                                  Scudder VLIF International                                97       131        177         281
                                  Scudder VLIF Bond                                         92       117        153         230
                                  Janus Aspen Capital Appreciation                          96       127        171         268
                                  PIMCO Law Duration Bond                                   93       119        157         240
                                  PIMCO Foreign Bond                                        95       127        170         266
                                  Templeton Developing Markets                             105       156        218         365
If you do not surrender your
Contract, you
would pay the following expenses
on a $1,000 investment, assuming
5% annual return on assets:
                                  Kemper Government Securities                              21        65        112         241
                                  Kemper High Yield                                         21        65        111         240
                                  Kemper Small Cap Growth                                   22        66        114         245
                                  Kemper-Dreman High Return Equity                          23        72        123         263
                                  Scudder VLIF Money Market#1(1)                            19        58        100         217
                                  Scudder VLIF Growth and Income                            20        62        107         230
                                  Scudder VLIF International                                25        77        132         281
                                  Scudder VLIF Bond                                         20        62        107         230
                                  Janus Aspen Capital Appreciation                          24        73        125         268
                                  PIMCO Low Duration Bond                                   21        65        111         240
                                  PIMCO Foreign Bond                                        24        73        124         266
                                  Templeton Developing Markets                              34       103        175         365

The purpose of the preceding table which includes the "SUMMARY OF EXPENSES" on the prior page, is to assist Contract Owners in understanding the various costs and expenses that a Contract Owner in a Subaccount will bear directly or indirectly. The table reflects expenses of both the Separate Account and the Fund. THE EXAMPLE SHOULD NOT BE CONSIDERED TO BE A REPRESENTATION OF PAST OR FUTURE EXPENSES AND DOES NOT INCLUDE THE DEDUCTION OF STATE PREMIUM TAXES, WHICH MAY BE ASSESSED BEFORE OR UPON ANNUITIZATION. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. "Management Fees", "Rule 12b-1 Fees" and "Other Expenses" in the "SUMMARY OF EXPENSES" for the Portfolios have been provided by Scudder Kemper Investments, Inc., Janus Capital Corporation, Pacific Investment Management Company and Templeton Asset Management Ltd., as applicable, and have not been independently verified. The Example assumes a 5% annual rate of return pursuant to requirements of the Securities and Exchange Commission. This hypothetical rate of return is not intended to be representative of past or future performance of any Subaccount. The Records Maintenance Charge is a single charge, it is not a separate charge for each Subaccount. In addition, the effect of the Records Maintenance Charge has been reflected in the Example by applying the percentage derived by dividing the total amounts of annual Records Maintenance Charge collected by the total net assets of all the Subaccounts in the Separate Account. See "Contract Charges and Expenses" for more information regarding the various costs and expenses.

(1)Money Market Subaccount #2 is not shown because it is available only for dollar cost averaging that will deplete an Owner's subaccount value entirely at least by the end of the first Contribution Year.

                            KILICO, THE MVA OPTION,
                       THE SEPARATE ACCOUNT AND THE FUNDS

KEMPER INVESTORS LIFE INSURANCE COMPANY


We were organized under the laws of the State of Illinois in 1947 as a stock life insurance company. Our offices are located at 1 Kemper Drive, Long Grove, Illinois 60049. We offer annuity and life insurance products and are admitted to do business in the District of Columbia and all states except New York. We are a wholly-owned subsidiary of Kemper Corporation, a nonoperating holding company. Kemper Corporation is a majority-owned (76.4 percent) subsidiary of Zurich Holding Company of America ("ZHCA"), which is a wholly-owned subsidiary of Zurich Insurance Company ("Zurich"). Zurich is a wholly-owned subsidiary of Zurich Financial Services ("ZFS"). ZFS was formed in the September, 1998 merger of the Zurich Group with the financial services business of B.A.T. Industries. ZFS is owned by Zurich Allied A.G. and Allied Zurich p.l.c., fifty-seven percent and forty-three percent, respectively.


THE MVA OPTION


An Owner may allocate amounts in the Market Value Adjustment ("MVA") Option to one or more Guarantee Periods with durations of one to ten years during the Accumulation Period. At Our discretion, We may offer additional Guarantee Periods or limit, for new Contracts, the number of Guarantee Periods available to three.



The amounts allocated to the MVA Option under the Contracts are invested under the laws regulating Our General Account. Assets supporting the amounts allocated to Guarantee Periods are held in a "non-unitized" separate account. However, Our General Account assets are available to fund benefits under the Contracts. A non-unitized separate account is a separate account in which the Owner does not participate in the performance of the assets through unit values. There are no discrete units for this separate account. The assets of the non-unitized separate account are held as reserves for Our guaranteed obligations. The assets of the separate account are not chargeable with liabilities arising out of the business conducted by any other separate account or out of any other business We may conduct.



State insurance laws concerning the nature and quality of investments regulate Our General Account investments and any non-unitized separate account investments. These laws generally permit investment in federal, state and municipal obligations, preferred and common stocks, corporate bonds, real estate mortgages, real estate and certain other investments. (See "Management's Discussion and Analysis--INVESTMENTS" and "FINANCIAL STATEMENTS" for information on KILICO's investments.) Our affiliate, Scudder Kemper Investments, Inc. ("SKI"), manages Our General Account.



We consider the return available on the instruments in which Contract proceeds are invested when establishing Guaranteed Interest Rates. This return is only one of many factors considered in establishing Guaranteed Interest Rates. (See "The Accumulation Period--4. Establishment of Guaranteed Interest Rates.")


Our investment strategy for the non-unitized separate account is generally to match Guarantee Period liabilities with assets, such as debt instruments. We expect to invest in debt instruments such as:

     - securities issued by the United States Government or its agencies or instrumentalities, which issues may or may not be guaranteed by the United States Government;


     - debt securities which have an investment grade, at the time of purchase, within the four (4) highest grades assigned by Moody's Investors Services, Inc. ("Moody's") (Aaa, Aa, A or Baa), Standard & Poor's Corporation ("Standard & Poor's") (AAA, AA, A or BBB), or any other nationally recognized rating service;



     - other debt instruments including issues of or guaranteed by banks or bank holding companies and corporations, which obligations, although not rated by Moody's or Standard & Poor's, are deemed by Our management to have an investment quality comparable to securities which may be otherwise purchased; and


     - options and futures transactions on fixed income securities.


Our invested assets portfolio at December 31, 1998 included approximately 82.7 percent in U.S. Treasuries, investment grade corporate, foreign and municipal bonds, and commercial paper, 2.3 percent in below investment grade (high risk) bonds, 3.9 percent in mortgage loans and other real estate-related investments and 11.1 percent in all other investments. (See "Management's Discussion and Analysis--INVESTMENTS.")

We are not obligated to invest the amounts allocated to the MVA Option according to any particular strategy, except as state insurance laws may require. (See "Management's Discussion and Analysis--INVESTMENTS.")

THE SEPARATE ACCOUNT

We established the KILICO Variable Annuity Separate Account on May 29, 1981 pursuant to Illinois law as the KILICO Money Market Separate Account. KILICO Money Market Separate Account was initially registered with the Securities and Exchange Commission ("SEC") as an open-end, diversified management investment company. On November 2, 1989, contract owners approved a Reorganization under which the Separate Account was restructured as a unit investment trust. The SEC does not supervise the management, investment practices or policies of the Separate Account or KILICO.

Benefits provided under the Contracts are Our obligations. Although the assets in the Separate Account are Our property, they are held separately from Our other assets and are not chargeable with liabilities arising out of any other business We may conduct. Income, capital gains and capital losses, whether or not realized, from the assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to the income, capital gains and capital losses arising out of any other business We may conduct.


Thirteen Subaccounts of the Separate Account are currently available. Each Subaccount invests exclusively in shares of one of the corresponding Portfolios. We may add or delete Subaccounts in the future. Not all Subaccounts may be available in all jurisdictions or under all Contracts.


The Separate Account purchases and redeems shares from the Funds at net asset value. We redeem shares of the Funds as necessary to provide benefits, to deduct Contract charges and to transfer assets from one Subaccount to another as requested by Owners. All dividends and capital gains distributions received by the Separate Account from a Portfolio are reinvested in that Portfolio at net asset value and retained as assets of the corresponding Subaccount.

The Separate Account's financial statements appear in the Statement of Additional Information.

THE FUNDS

The Separate Account invests in shares of the following open-end, management investment companies:


     - Kemper Variable Series (formerly Investors Fund Series)


     - Scudder Variable Life Investment Fund

     - Janus Aspen Series

     - PIMCO Variable Insurance Trust

     - Templeton Variable Products Series Fund


The Funds provide investment vehicles for variable life insurance and variable annuity contracts and, in the case of Janus Aspen Series and PIMCO Variable Insurance Trust, certain qualified retirement plans. Shares of the Funds are sold only to insurance company separate accounts and qualified retirement plans. Shares of the Funds may be sold to separate accounts of other insurance companies, whether or not affiliated with Us. It is conceivable that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts of companies unaffiliated with Us, or for variable life insurance separate accounts, variable annuity separate accounts and qualified retirement plans to invest simultaneously in the Funds. Currently, We do not foresee disadvantages to variable life insurance owners, variable annuity owners or qualified retirement plans. The Funds monitor events for material conflicts between owners and determine what action, if any, should be taken. In addition, if We believe that a Fund's response to any of those events or conflicts insufficiently protects Owners, We will take appropriate action.


A Fund may consist of separate Portfolios. The assets of each Portfolio are held separate from the assets of the other Portfolios, and each Portfolio has its own distinct investment objective and policies. Each Portfolio operates as a separate investment fund, and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio.

The twelve Portfolios are summarized below:


KEMPER VARIABLE SERIES (FORMERLY INVESTORS FUND SERIES)



KEMPER GOVERNMENT SECURITIES PORTFOLIO seeks high current return consistent with preservation of capital.



KEMPER HIGH YIELD PORTFOLIO seeks to provide a high level of current income.



KEMPER SMALL CAP GROWTH PORTFOLIO seeks maximum appreciation of investors' capital.


KEMPER-DREMAN HIGH RETURN EQUITY PORTFOLIO seeks to achieve a high rate of total return.

SCUDDER VARIABLE LIFE INVESTMENT FUND

SCUDDER VLIF MONEY MARKET PORTFOLIO seeks stability and current income from a portfolio of money market instruments.

SCUDDER VLIF GROWTH AND INCOME PORTFOLIO seeks long-term growth of capital, current income and growth of income from a portfolio consisting primarily of common stocks and securities convertible into common stocks.

SCUDDER VLIF INTERNATIONAL PORTFOLIO seeks long-term growth of capital principally from a diversified portfolio of foreign equity securities.

SCUDDER VLIF BOND PORTFOLIO seeks high income from a high quality portfolio of bonds.

JANUS ASPEN SERIES

JANUS ASPEN CAPITAL APPRECIATION PORTFOLIO seeks long-term growth of capital.

PIMCO VARIABLE INSURANCE TRUST

PIMCO LOW DURATION BOND PORTFOLIO seeks to maximize total return, consistent with preservation of capital and prudent investment management.

PIMCO FOREIGN BOND PORTFOLIO seeks to maximize total return, consistent with preservation of capital and prudent investment management.

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON DEVELOPING MARKETS FUND seeks long-term capital appreciation.


The Portfolios may not achieve their stated objective. More detailed information, including a description of risks involved in investing in the Portfolios is found in the Funds' prospectuses accompanying this Prospectus and Statements of Additional Information, available from Us upon request.



Scudder Kemper Investments, Inc. ("SKI") is the investment manager for the four available Portfolios of Kemper Variable Series (formerly Investors Fund Series) and the four available Portfolios of Scudder Variable Life Investment Fund. Dreman Value Management L.L.C. ("DVM") serves as sub-adviser for the Kemper-Dreman High Return Equity Portfolio. Under the terms of the sub-advisory agreement between SKI and DVM manages the investment and reinvestment of that Portfolio's assets in accordance with the investment objectives, policies and limitations and subject to the supervision of SKI and the Board of Trustees. Janus Capital Corporation is the investment adviser for the available Portfolio of the Janus Aspen Series. Pacific Investment Management Company is the investment adviser for the two available Portfolios of the PIMCO Variable Insurance Trust. Templeton Asset Management Ltd. is the investment manager for the available portfolio of the Templeton Variable Products Series Fund. The investment advisers are paid fees for their services by the Funds they manage. KILICO may receive compensation from the Funds or the investment advisers of the Funds for services related to the Funds. Such compensation will be consistent with the services rendered or the cost savings resulting from the arrangement.

For their services to the Portfolios, the managers receive compensation at the following rates:



KEMPER VARIABLE SERIES (FORMERLY INVESTORS FUND SERIES)


For its services, SKI is paid a management fee based upon the average daily net assets of each Portfolio, as follows: Kemper Government Securities (.55 of 1%), Kemper High Yield (.60 of 1%), Kemper Small Cap Growth (.65 of 1%), and Kemper-Dreman High Return Equity (.75% for the first $250 million, .72% for the next $750 million, .70% for the next $1.5 billion, .68% for the next $2.5 billion, .65% for the next $2.5 billion, .64% for the next $2.5 billion, .63% for the next $2.5 billion and .62% over $12.5 billion). SKI pays DVM for its services as sub-adviser for the Kemper-Dreman High Return Equity Portfolio a sub-advisory fee, payable monthly, at the annual rate of .24% of the first $250 million of the Portfolio's average daily net assets, .23% of the average daily net assets between $250 million and $1 billion, .224% of average daily net assets between $1 billion and $2.5 billion, .218% of average daily net assets between $2.5 billion and $5 billion, .208% of average daily net assets between $5 billion and $7.5 billion, .205% of average daily net assets between $7.5 billion and $10 billion, .202% of average daily net assets between $10 billion and $12.5 billion and .198% of each Portfolio's average daily net assets over $12 billion.

SCUDDER VARIABLE LIFE INVESTMENT FUND

For its investment management services to the Portfolios, SKI receives compensation monthly at the following annual rate for each Portfolio:


                                                             PERCENT OF THE AVERAGE
                                                             DAILY NET ASSET VALUES
                         PORTFOLIO                             OF EACH PORTFOLIO
                         ---------                           ----------------------
Scudder VLIF Money Market...................................         .370%
Scudder VLIF Growth and Income..............................         .475%
Scudder VLIF International
  First $500,000,000........................................         .875%
  Over $500,000,000.........................................         .725%
Scudder VLIF Bond...........................................         .475%


JANUS ASPEN SERIES

Janus Capital Corporation receives a monthly advisory fee for the Janus Aspen Capital Appreciation Portfolio based on the following schedule (expressed as an annual rate):

                    AVERAGE DAILY NET
                   ASSETS OF PORTFOLIO                     ANNUAL RATE
                   -------------------                     -----------
First $300,000,000.......................................     .75%
Next $200,000,000........................................     .70%
Over $500,000,000........................................     .65%

However, Janus Capital Corporation has agreed to reduce the above Portfolio's advisory fee to the extent that such fee exceeds the effective rate of a fund managed by Janus Capital Corporation with similar investment objective and policies.

PIMCO VARIABLE INSURANCE TRUST

The PIMCO Low Duration Bond and PIMCO Foreign Bond Portfolios feature fixed advisory and administrative fee rates. Pacific Investment Management Company receives monthly advisory fees and administrative fees from each Portfolio at an annual rate based on the average daily net assets of the Portfolio, as follows:
PIMCO Low Duration Bond .40% and .25%, respectively, and PIMCO Foreign Bond .60% and .30%, respectively. The administrative fee covers most of the expenses of the Portfolios, including legal, audit, custody, transfer agency and certain other services, and is responsible for the costs of registration of PIMCO Variable Insurance Trust shares and the printing of prospectuses and shareholder reports for current shareholders or other appropriate parties. The Portfolios are responsible for bearing certain expenses associated with their operations that are not provided or procured by Pacific Investment Management Company. While it is expected that these expenses generally will not have a material effect on the Portfolio expense ratios, they may have a material effect in certain circumstances, such as when the average net assets of a Portfolio are lower than anticipated.

TEMPLETON VARIABLE PRODUCTS SERIES FUND

Templeton Asset Management Ltd. receives in management fees 1.25% of the average net assets of the Class 2 shares of the Templeton Developing Markets Fund.

CHANGE OF INVESTMENTS


We reserve the right to make additions to, deletions from, or substitutions for the shares held by the Separate Account or that the Separate Account may purchase. We may eliminate the shares of any of the Portfolios and to substitute shares of another Portfolio or of another investment company, if the shares of a Portfolio are no longer available for investment, or if in Our judgment further investment in any Portfolio becomes inappropriate in view of the purposes of the Separate Account. We will not substitute any shares attributable to an Owner's interest in a Subaccount without prior notice and the SEC's prior approval, if required. The Separate Account may purchase other securities for other series or classes of policies, or permit a conversion between series or classes of policies on the basis of requests made by Owners.



We may establish additional subaccounts of the Separate Account, each of which would invest in a new portfolio of the Funds, or in shares of another investment company. New subaccounts may be established when, in Our discretion, marketing needs or investment conditions warrant. New subaccounts may be made available to existing Owners as We determine. We may also eliminate or combine one or more subaccounts, transfer assets, or substitute one subaccount for another subaccount, if, in Our discretion, marketing, tax, or investment conditions warrant. We will notify all Owners of any such changes.



If We deem it to be in the best interests of persons having voting rights under the Contract, the Separate Account may be: (a) operated as a management company under the 1940 Act; (b) deregistered under that Act in the event such registration is no longer required; or (c) combined with Our other separate accounts. To the extent permitted by law, We may transfer the assets of the Separate Account to another separate account or to the General Account.


PERFORMANCE INFORMATION

The Separate Account may advertise several types of performance information for the Subaccounts. All Subaccounts may advertise standardized "average annual total return" and nonstandardized "total return." The Kemper High Yield Subaccount, Kemper Government Securities Subaccount, Scudder VLIF Bond Subaccount, PIMCO Low Duration Bond Subaccount and PIMCO Foreign Bond Subaccount may also advertise "yield". The Scudder VLIF Money Market Subaccount may advertise "yield" and "effective yield." Each of these figures is based upon historical earnings and is not necessarily representative of a Subaccount's future performance.


Standardized average annual total return and nonstandardized total return calculations measure a Subaccount's net income plus the effect of any realized or unrealized appreciation or depreciation of the Subaccount's underlying investments. Standardized average annual total return and nonstandardized total return will be quoted for periods of at least one year, three years, five years and ten years, if applicable. In addition, We will show standardized average annual total return for the life of the Subaccount, meaning the time the underlying Portfolio has been held in the Subaccount. We will show nonstandardized total return for the life of the Portfolio, meaning the time the underlying Portfolio has been in existence. Standardized average annual total return will be current to the most recent calendar quarter. Nonstandardized total return will be current to the most recent calendar month. Standardized average annual total return figures are annualized and, therefore, represent the average annual percentage change in the value of a Subaccount investment over the applicable period. Nonstandardized total return may include annualized and nonannualized (cumulative) figures. Nonannualized figures represent the actual percentage change over the applicable period.


Yield is a measure of the net dividend and interest income earned over a specific one month or 30-day period (seven-day period for the Scudder VLIF Money Market Subaccount) expressed as a percentage of the value of the Subaccount's Accumulation Units. Yield is an annualized figure, which means that it is assumed that the Subaccount generates the same level of net income over a one year period, compounded on a semi-annual basis. The effective yield for the Scudder VLIF Money Market Subaccount is calculated similarly, but includes the effect of assumed compounding calculated under rules prescribed by the SEC. The Scudder VLIF Money Market Subaccount's effective yield will be slightly higher than its yield due to this compounding effect.

The Subaccounts' units are sold at Accumulation Unit value. The Subaccounts' performance figures and Accumulation Unit values fluctuate. Subaccount units are redeemable by an Owner at Accumulation Unit value, which may be more or less than original cost. The standardized performance figures reflect the deduction of all expenses and fees, including a prorated portion of the Records Maintenance Charge. Redemptions within the first seven years may be subject to a Withdrawal Charge that ranges from 7% the first year to 0% after seven years. Yield, effective yield and nonstandardized total return figures do not include the effect of any Withdrawal Charge that may be imposed upon the redemption of units. In addition, nonstandardized total return figures do not include the effect of the Records Maintenance Charge. Thus yield, effective yield and nonstandardized total return figures may be higher than if such charges were deducted. Standardized average annual total return figures include the effect of the applicable Withdrawal Charge that may be imposed at the end of the period.


The Subaccounts may be compared to relevant indices and performance data from independent sources. From time to time, the Separate Account may quote information from publications such as MORNINGSTAR, INC., THE WALL STREET JOURNAL, MONEY MAGAZINE, FORBES, BARRON'S, FORTUNE, THE CHICAGO TRIBUNE, USA TODAY, INSTITUTIONAL INVESTOR, NATIONAL UNDERWRITER, SELLING LIFE INSURANCE, BROKER WORLD, REGISTERED REPRESENTATIVE, INVESTMENT ADVISOR and VARDS.

Additional information concerning a Subaccount's performance and these indices and independent sources is provided in the Statement of Additional Information.

                              FIXED ACCOUNT OPTION


Amounts allocated or transferred to the Fixed Account are part of Our General Account, supporting insurance and annuity obligations. Interests in the Fixed Account are not registered under the Securities Act of 1933 ("1933 Act"), and the Fixed Account is not registered as an investment company under the Investment Company Act of 1940 ("1940 Act"). Accordingly, neither the Fixed Account nor any interests therein generally are subject to the provisions of the 1933 or 1940 Acts. We have been advised that the staff of the SEC has not reviewed the disclosures in this Prospectus relating to the Fixed Account. Disclosures regarding the Fixed Account, however, may be subject to the general provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.



Under the Fixed Account Option, We pay a fixed interest rate for stated periods. This Prospectus describes only the aspects of the Contract involving the Separate Account, unless We refer to fixed accumulation and annuity elements.



We guarantee that payments allocated to the Fixed Account earn a minimum fixed interest rate of 3%. At Our discretion, We may credit interest in excess of 3%. We reserve the right to change the rate of excess interest credited. We also reserve the right to declare different rates of excess interest depending on when amounts are allocated or transferred to the Fixed Account. As a result, amounts at any designated time may be credited with a different rate of excess interest than the rate previously credited to such amounts and to amounts allocated or transferred at any other designated time.


                                 THE CONTRACTS

A. GENERAL INFORMATION.


The minimum initial Purchase Payment is $1,000, and the minimum subsequent payment is $500. The minimum subsequent payment is $100 if an Owner authorizes Us to draw on an account via check or electronic debit. Cumulative Purchase Payments in excess of $1,000,000 require Our prior approval. The Internal Revenue Code may also limit the maximum annual amount of Purchase Payments. An allocation to a Subaccount, the Fixed Account or a Guarantee Period must be at least $500.



We may, at any time, amend the Contract in accordance with changes in the law, including applicable tax laws, regulations or rulings, and for other purposes.


An Owner may examine a Contract and return it for a refund during the "free look" period. The length of the free look period depends upon the state in which the Contract is issued. However, it will be at least 10 days from the date the Owner receives the Contract. The amount of the refund depends on the state in which the Contract is issued. Generally, it will be an amount at least equal to the Separate Account Contract Value plus amounts allocated to the General Account and the Guarantee Periods on the date We receive the returned Contract, without any deduction for Withdrawal Charges or Records Maintenance Charges. Some states require the return of the Purchase Payment. In addition, a special free look period applies in some circumstances to Contracts issued as Individual Retirement Annuities, Simplified Employee Pensions--IRAs or as Roth Individual Retirement Annuities.

During the Accumulation Period, the Owner may assign the Contract or change a Beneficiary at any time by signing Our form. No assignment or Beneficiary change is binding on Us until We receive it. We assume no responsibility for the validity of the assignment or Beneficiary change. An assignment will subject the Owner to immediate tax liability and may subject the Owner to a 10% tax penalty. (See "Tax Treatment of Withdrawals, Loans and Assignments.")


Amounts payable during the Annuity Period may not be assigned or encumbered. In addition, to the extent permitted by law, annuity payments are not subject to levy, attachment or other judicial process for the payment of the payee's debts or obligations.


The Owner designates the Beneficiary. If the Annuitant or Owner dies, and no designated Beneficiary or contingent beneficiary is alive at that time, We will pay the Annuitant's or Owner's estate.


Under a Qualified Plan Contract, the provisions of the applicable plan may prohibit a change of Beneficiary. Generally, an interest in a Qualified Plan Contract may not be assigned.

B. THE ACCUMULATION PERIOD.

1. APPLICATION OF PURCHASE PAYMENTS.


The Owner selects the allocation of Purchase Payments to the Subaccount(s), Guarantee Periods, or Fixed Account. The amount of each Purchase Payment allocated to a Subaccount is based on the value of an Accumulation Unit, as computed after We receive the Purchase Payment. Generally, We determine the value of an Accumulation Unit by 3:00 p.m. Central time on each day that the New York Stock Exchange is open for trading. Purchase Payments allocated to a Guarantee Period or to the Fixed Account begin earning interest one day after We receive them. However, with respect to initial Purchase Payments, the amount is credited only after We determine to issue the Contract, but no later than the second day after We receive the Purchase Payment. After the initial purchase, We determine the number of Accumulation Units credited by dividing the Purchase Payment allocated to a Subaccount by the Subaccount's Accumulation Unit value, as computed after We receive the Purchase Payment.


The number of Accumulation Units will not change due to investment experience. Accumulation Unit value varies to reflect the investment experience of the Subaccount and the assessment of charges against the Subaccount, other than the Records Maintenance Charge and Guaranteed Retirement Income Benefit Charge. The number of Accumulation Units is reduced when the Records Maintenance Charge and Guaranteed Retirement Income Benefit Charge are assessed.


If We are not provided with information sufficient to establish a Contract or to properly credit the initial Purchase Payment, We will promptly request the necessary information. If the requested information is not furnished within five
(5) business days after We receive the initial Purchase Payment, or if We determine that We cannot issue the Contract within the five (5) day period, We will return the initial Purchase Payment to the Owner, unless the Owner consents to Our retaining the Purchase Payment until the application is completed.


We will issue a Contract without a signed application if:


     - a dealer provides Us with application information, electronically or in writing



     - We receive the initial Purchase Payment and


     - the Owner confirms in writing, after the Contract is delivered, that all information in the Contract is correct.

2. ACCUMULATION UNIT VALUE.

Each Subaccount has an Accumulation Unit value. When Purchase Payments or other amounts are allocated to a Subaccount, the number of units purchased is based on the Subaccount's Accumulation Unit value at the end of the current Valuation Period. When amounts are transferred out of or deducted from a Subaccount, units are redeemed in a similar manner.

The Accumulation Unit value for each subsequent Valuation Period is the investment experience factor for that Valuation Period times the Accumulation Unit value for the preceding Valuation Period. Each Valuation Period has a single Accumulation Unit value which applies to each day in the Valuation Period.

Each Subaccount has its own investment experience factor. The investment experience of the Separate Account is calculated by applying the investment experience factor to the Accumulation Unit value in each Subaccount during a Valuation Period.

The investment experience factor of a Subaccount for any Valuation Period is determined by the following formula:

     (1 / 2) - 3, where:

     (1) is the net result of:

         - the net asset value per share of the investment held in the Subaccount determined at the end of the current Valuation Period; plus


         - the per share amount of any dividend or capital gain distributions made by the investments held in the Subaccount, if the "ex-dividend" date occurs during the current Valuation Period; plus or minus



         - a charge or credit for any taxes reserved for the current Valuation Period which We determine have resulted from the investment operations of the Subaccount;


     (2) is the net asset value per share of the investment held in the Subaccount determined at the end of the preceding Valuation Period;

     (3) is the factor representing the mortality and expense risk and administration charges.

3. GUARANTEE PERIODS OF THE MVA OPTION.

An Owner may allocate Purchase Payments to one or more Guarantee Periods with durations of one to ten years. Each Guarantee Period has a Guaranteed Interest Rate which will not change during the Guarantee Period. Interest is credited daily at the effective annual rate.


The following example illustrates how We credit Guarantee Period interest.


                EXAMPLE OF GUARANTEED INTEREST RATE ACCUMULATION

Purchase Payment:                                           $40,000
Guarantee Period:                                           5 Years
Guaranteed Interest Rate:                                   4.0% Effective Annual Rate

                                                          INTEREST CREDITED       CUMULATIVE
YEAR                                                         DURING YEAR       INTEREST CREDITED
----                                                      -----------------    -----------------
1.....................................................        $1,600.00            $1,600.00
2.....................................................         1,664.00             3,264.00
3.....................................................         1,730.56             4,994.56
4.....................................................         1,799.78             6,794.34
5.....................................................         1,871.77             8,666.11

Accumulated value at the end of 5 years is:
                        $40,000 + $8,666.11 = $48,666.11

NOTE: THIS EXAMPLE ASSUMES THAT NO WITHDRAWALS ARE MADE DURING THE FIVE-YEAR PERIOD. IF THE OWNER MAKES WITHDRAWALS OR TRANSFERS DURING THIS PERIOD, MARKET VALUE ADJUSTMENTS AND WITHDRAWAL CHARGES APPLY.

THE HYPOTHETICAL INTEREST RATE IS NOT INTENDED TO PREDICT FUTURE GUARANTEED INTEREST RATES. ACTUAL GUARANTEED INTEREST RATES FOR ANY GUARANTEE PERIOD MAY BE MORE OR LESS THAN THOSE SHOWN.


At the end of any Guarantee Period, We send written notice of the beginning of a new Guarantee Period. A new Guarantee Period for the same duration starts unless the Owner elects another Guarantee Period within thirty days after the end of the terminating Guarantee Period. The Owner may choose a different Guarantee Period by preauthorized telephone instructions or by giving Us written notice. An Owner should not select a new Guarantee Period extending beyond the Annuity Date. Otherwise, the guarantee period amount available for annuitization is subject to Market Value Adjustments and may be subject to Withdrawal Charges. (See "Market Value Adjustment" and "Withdrawal Charge" below.)

The amount reinvested at the beginning of a new Guarantee Period is the Guarantee Period Value for the Guarantee Period just ended. The Guaranteed Interest Rate in effect when the new Guarantee Period begins applies for the duration of the new Guarantee Period.


An Owner may call Us at 1-800-621-5001 or write Kemper Investors Life Insurance Company, Customer Service, at 1 Kemper Drive, Long Grove, Illinois 60049 for the new Guaranteed Interest Rates.


4. ESTABLISHMENT OF GUARANTEED INTEREST RATES.


We declare the Guaranteed Interest Rates for each of the ten durations of Guarantee Periods from time to time as market conditions dictate. Once established, rates are guaranteed for the respective Guarantee Periods. We advise an Owner of the Guaranteed Interest Rate for a chosen Guarantee Period when We receive a Purchase Payment, when a transfer is effectuated or when a Guarantee Period renews. Withdrawals of Accumulated Guarantee Period Value are subject to Withdrawal Charges and Records Maintenance Charges and may be subject to a Market Value Adjustment. (See "Market Value Adjustment" below.)



We have no specific formula for establishing the Guaranteed Interest Rates. The determination may be influenced by, but not necessarily correspond to, the current interest rate environment. (See "The MVA Option".) We may also consider, among other factors, the duration of a Guarantee Period, regulatory and tax requirements, sales commissions and administrative expenses We bear, and general economic trends.


WE MAKE THE FINAL DETERMINATION OF THE GUARANTEED INTEREST RATES TO BE DECLARED.

WE CANNOT PREDICT OR GUARANTEE THE LEVEL OF FUTURE GUARANTEED INTEREST RATES.

5. CONTRACT VALUE.

On any Valuation Date, Contract Value equals the total of:

     - the number of Accumulation Units credited to each Subaccount times

     - the value of a corresponding Accumulation Unit for each Subaccount plus

     - the Owner's Accumulated Guarantee Period Value in the MVA Option plus

     - the Owner's interest in the Fixed Account.

6. TRANSFER DURING ACCUMULATION PERIOD.

During the Accumulation Period, an Owner may transfer the Contract Value among the Subaccounts, the Guarantee Periods and the Fixed Account subject to the following provisions:

     - the amount transferred must be at least $100 unless the total Contract Value attributable to a Subaccount, Guarantee Period or Fixed Account is transferred;

     - the Contract Value remaining in a Subaccount, Guarantee Period or Fixed Account must be at least $500 unless the total value is transferred;

     - transfers may not be made from any Subaccount to the Fixed Account over the six months following any transfer from the Fixed Account into one or more Subaccounts;

     - transfers from the Fixed Account may be made one time during the Contract Year during the thirty days following an anniversary of a Contract Year.


We may charge a $25 fee for each transfer in excess of 12 transfers per calendar year. However, transfers made pursuant to the Asset Allocation and Dollar Cost Averaging programs do not count toward these 12 transfers. In addition, transfers of Guarantee Period Value are subject to Market Value Adjustment unless the transfer is made within thirty days of the end of the Guarantee Period. Because a transfer before the end of a Guarantee Period is subject to a Market Value Adjustment, the amount transferred from the Guarantee Period may be more or less than the requested dollar amount.



We make transfers pursuant to written or telephone instructions specifying in detail the requested changes. Transfers involving a Subaccount are based upon the Accumulation Unit values, as calculated after We receive transfer instructions. We may suspend, modify or terminate the transfer provision. We disclaim all liability if We follow in good faith instructions given in accordance with Our procedures, including requests for personal identifying information, that are designed to limit unauthorized use of the privilege. Therefore, an Owner bears the risk of loss in the event of a fraudulent telephone transfer.

If an Owner authorizes a third party to transact transfers on the Owner's behalf, We will reallocate the Contract Value pursuant to the authorized asset allocation program. However, We do not offer or participate in any asset allocation program and We take no responsibility for any third party asset allocation program. We may suspend or cancel acceptance of a third party's instructions at any time and may restrict the investment options available for transfer under third party authorizations.



An Owner may elect to have transfers made automatically among the Subaccounts on an annual, semiannual or quarterly basis so that Contract Value is reallocated to match the percentage allocations in the Owner's predefined allocation elections. Transfers under this program are not be subject to the $100 minimum transfer limitation. An election to participate in the automatic asset reallocation program must be in writing on Our form and returned to Us.


7. WITHDRAWAL DURING ACCUMULATION PERIOD.

The Owner may redeem some or all of the Contract Value and previous withdrawals, plus or minus any applicable Market Value Adjustment and minus any Withdrawal Charge. Withdrawals will have tax consequences. (See "Federal Tax Matters.") A withdrawal of the entire Contract Value is called a surrender.


Partial withdrawals and surrenders are subject to the following:



In any Contract Year, an Owner may withdraw or surrender the Contract, without Withdrawal Charge, up to the greater of:


     - the excess of Contract Value over total Purchase Payments subject to Withdrawal Charges, minus prior withdrawals that were previously assessed a Withdrawal Charge, and

     - 10% of the Contract Value.


See "Contract Charges and Expenses--Withdrawal Charge" for a discussion of charges applicable to partial withdrawals and surrenders.



If Contract Value is allocated to more than one investment option, an Owner must specify the source of the partial withdrawal. If an Owner does not specify the source, We redeem Accumulation Units on a pro rata basis from all investment options in which the Owner has an interest. Accumulation Units attributable to the earliest Contribution Years are redeemed first.


Partial withdrawals are subject to the following:

     - Partial withdrawals are not permitted from the Fixed Account in the first Contract Year.

     - The minimum withdrawal is $100 (before any Market Value Adjustment), or the Owner's entire interest in the investment option(s) from which withdrawal is requested.

     - The Owner must leave at least $500 in each investment option from which the withdrawal is requested, unless the total value is withdrawn.


Election to withdraw shall be made in writing to Us at Suite 102, 1290 Silas Deane Highway, Wethersfield, CT 06109 and should be accompanied by the Contract if surrender is requested. Withdrawal requests are processed only on days when the New York Stock Exchange is open. The Withdrawal Value attributable to the Subaccounts is determined on the basis of the Accumulation Unit values, as calculated after We receive the request. The Withdrawal Value attributable to the Subaccounts is paid within seven (7) days after We receive the request. However, We may suspend withdrawals or delay payment:


     - during any period when the New York Stock Exchange is closed

     - when trading in a Portfolio is restricted or the SEC determines that an emergency exists

     - as the SEC by order may permit.


For withdrawal requests from the MVA Option and the Fixed Account, We may defer any payment for up to six months, as permitted by state law. During the deferral period, We will continue to credit interest at the current Guaranteed Interest Rate for the same Guarantee Period.


8. MARKET VALUE ADJUSTMENT.

Any withdrawal, transfer or annuitization of Guarantee Period Values, unless effected during the "free look" period or within 30 days after a Guarantee Period ends, may be adjusted up or down by a Market Value Adjustment. The Market Value Adjustment applies before deduction of a Withdrawal Charge.

The Market Value Adjustment reflects the relationship between (a) the currently established interest rate ("Current Interest Rate") for a Guarantee Period equal to the remaining length of the Guarantee Period, rounded to the next higher number of complete years, and (b) the Guaranteed Interest Rate applicable to the amount being withdrawn. Generally, if the Guaranteed Interest Rate is the same or lower than the applicable Current Interest Rate, the Market Value Adjustment reduces Market Adjusted Value and results in a lower payment. Thus, if interest rates increase, the withdrawal could be less than the original Purchase Payment or the original amount allocated to a Guarantee Period. Conversely, if the Guaranteed Interest Rate is higher than the applicable Current Interest Rate, the Market Value Adjustment increases Market Adjusted Value and results in a higher payment.

The Market Value Adjustment (MVA) uses this formula:

                                (1 + I)
  MVA    =  MPV    X    [    [  -------    ]  (t/365)  -1    ]
                                (1 + J)

     Where I is the Guaranteed Interest Rate being credited to the Guarantee Period Value (MPV) subject to the Market Value Adjustment,


     J is the Current Interest Rate We declare, as of the effective date of the application of the Market Value Adjustment, for current allocations to a Guarantee Period the length of which is equal to the balance of the Guarantee Period for the Guarantee Period Value subject to the Market Value Adjustment, rounded to the next higher number of complete years, and


     t is the number of days remaining in the Guarantee Period.

For an illustration showing an upward and a downward adjustment, see Appendix A.

9. GUARANTEED DEATH BENEFIT.


We pay a death benefit is paid to the Beneficiary if any of the following occurs during the Accumulation Period:


     - the Owner, or a joint owner, dies

     - the Annuitant dies with no living contingent annuitant

     - the contingent annuitant dies after the Annuitant


The amount of the death benefit depends on the age of the deceased Owner or Annuitant when the death benefit becomes payable. If the deceased Owner or Annuitant dies before age 91, We will pay the Beneficiary the greatest of the following:



     - Contract Value



     - Purchase Payments minus previous withdrawals, accumulated at 5.00% interest per year to the earlier of the deceased's age 80 or the date of death, plus Purchase Payments minus all withdrawals from age 80 to the date of death; and


     - the greatest anniversary value before death

The greatest anniversary value equals:


     - the Contract Values on each Contract anniversary prior to the deceased's age 81, plus the dollar amount of any Purchase Payments made since that anniversary, minus


     - withdrawals since that anniversary.

We pay Contract Value to the Beneficiary if the Owner or Annuitant dies after age 91. The Owner or Beneficiary, as appropriate, may elect to have all or a part of the death proceeds paid to the Beneficiary under one of the Annuity Options described under "Annuity Options" below.

For Non-Qualified Plan Contracts, if the Beneficiary is the Owner's surviving spouse, the surviving spouse may elect to be treated as the successor Owner of the Contract with no requirement to begin Death Benefit distribution.

10. GUARANTEED RETIREMENT INCOME BENEFIT.

Guaranteed Retirement Income Benefit (GRIB) is an optional Contract benefit. GRIB provides a minimum fixed annuity guaranteed lifetime income to the Annuitant as described below. The Owner must elect GRIB on the initial Contract application. GRIB may be discontinued after the seventh Contract anniversary by written notice to Us. Once discontinued, GRIB may not be elected again.



GRIB may be exercised only within thirty days after the seventh or later Contract anniversary. In addition, GRIB must be exercised between the Annuitant's 60th and 91st birthdays. Therefore, GRIB may not be appropriate for Annuitants age 80 and older. If the Annuitant is younger than age 44 on the Date of Issue, GRIB may be exercised after the Contract's 15th Anniversary.


GRIB payments are based on the greater of:

     - the income provided by applying the GRIB base to the guaranteed annuity factors; and

     - the income provided by applying Contract Value to the current annuity factors.


The GRIB base is the greatest of:



     - Contract Value



     - Purchase Payments minus previous withdrawals, accumulated at 5.00% interest per year to the earlier of the Annuitant's age 80 or the GRIB exercise date plus Purchase Payments minus all withdrawals from age 80 to the GRIB exercise date; and


     - the greatest anniversary value before the exercise date

The greatest anniversary value equals:

     - the highest of the Contract Values on each Contract anniversary prior to the Annuitant's age 81, plus

     - the dollar amount of any Purchase Payments made since that anniversary, minus

     - withdrawals since that anniversary.

The guaranteed annuity factors are based on the 1983a table projected using projection scale G, with interest at 2.5% (the "Annuity 2000" table). However, if GRIB is exercised on or after the 10th Contract anniversary, interest at 3.50% is assumed.

Because GRIB is based on conservative actuarial factors, the income guaranteed may often be less than the income provided by applying Contract Value to current annuity factors.


GRIB is paid for the life of a single Annuitant or the lifetimes of two Annuitants. If paid for the life of a single Annuitant, GRIB is paid in the amount determined above. If paid for the lifetimes of two Annuitants, GRIB is paid in the amount determined above, but the age of the older Annuitant is used to determine the GRIB base.



If the Owner elects GRIB payable for the life of a single Annuitant, the Owner may elect a period certain of 5, 10, 15, or 20 years. If the Annuitant dies before GRIB has been paid for the period elected, the remaining GRIB payments are paid as they fall due to the Beneficiary, if the Beneficiary is a natural person. If the Beneficiary is not a natural person, the remaining payments may be commuted at a minimum 2.5 interest rate and paid in a lump sum.



If the Owner elects GRIB payable for the lifetimes of two Annuitants, the period certain is 25 years. The full GRIB is payable as long as at least one of the two Annuitants is alive, but for no less than 25 years. If both Annuitants die before GRIB has been paid for 25 years, the remaining GRIB payments are paid as they fall due to the Beneficiary, if the Beneficiary is a natural person. If the Beneficiary is not a natural person, the remaining payments may be commuted at a minimum 2.50% interest rate and paid in a lump sum.



GRIB payments are also available on a quarterly, semi-annual or annual basis. We may make other annuity options available.


                         CONTRACT CHARGES AND EXPENSES

We deduct the following charges and expenses:

     - mortality and expense risk

     - administrative expenses

     - Records Maintenance Charge

     - Withdrawal Charge

     - Guaranteed Retirement Income Benefit charge, if elected

Subject to certain expense limitations, investment management fees and other Fund expenses are indirectly borne by the Owner.

A. CHARGES AGAINST THE SEPARATE ACCOUNT.

1. MORTALITY AND EXPENSE RISK CHARGE.

We assess each Subaccount a daily asset charge for mortality and expense risks at a rate of 1.25% per annum. Variable Annuity payments reflect the investment experience of each Subaccount but are not affected by changes in actual mortality experience or by actual expenses incurred by Us.


The mortality risk We assume arises from two contractual obligations. First, if the Owner or Annuitant dies before age 91 and before the Annuity Date, We may, in some cases, pay more than Contract Value. (See "Guaranteed Death Benefit", page 28) Second, when Annuity Options involving life contingencies are selected, We assume the risk that Annuitants will live beyond actuarial life expectancies.



We also assume an expense risk. Actual expenses of administering the Contracts may exceed the amounts We recover from the Records Maintenance Charge or the administrative cost portion of the daily asset charge.


2. ADMINISTRATIVE COSTS.


We assess each Subaccount a daily asset charge for administrative costs at a rate of .15% per annum. This charge reimburses Us for expenses incurred for administering the Contracts. These expenses include Owner inquiries, changes in allocations, Owner reports, Contract maintenance costs, and data processing costs. The administrative charge covers the average anticipated administrative expenses incurred while the Contracts are in force. There is not necessarily a direct relationship between the amount of the charge and the administrative costs of a particular Contract


3. RECORDS MAINTENANCE CHARGE.

We deduct an annual Records Maintenance Charge of $30 during the Accumulation Period. The charge is assessed:

     - at the end of each Contract Year,

     - on Contract surrender and

     - upon annuitization.

However, We do not deduct the Records Maintenance Charge for Contracts with Contract Value of at least $50,000 on the assessment date.


This charge reimburses Us for the expenses of establishing and maintaining Contract records. The Records Maintenance Charge reduces the net assets of each Subaccount, Guarantee Period and the Fixed Account.


The Records Maintenance Charge is assessed equally among all investment options in which the Owner has an interest.

4. WITHDRAWAL CHARGE.

We do not deduct a sales charge from any Purchase Payment. However, a Withdrawal Charge covers Contract sales expenses, including commissions and other promotion and acquisition expenses.


Each Contract Year, an Owner may withdraw or surrender the Contract, without Withdrawal Charge, up to the greater of:


     - the excess of Contract Value over total Purchase Payments subject to Withdrawal Charges, minus prior withdrawals that were previously assessed a Withdrawal Charge, and


     - 10% of the Contract Value.

If the Owner withdraws a larger amount, the excess Purchase Payments withdrawn are subject to a Withdrawal Charge. The Withdrawal Charge applies in the first seven Contribution Years following each Purchase Payment as follows:

                        CONTRIBUTION                         WITHDRAWAL
                            YEAR                               CHARGE
                        ------------                         ----------
 First......................................................     7%
 Second.....................................................     6%
 Third......................................................     5%
 Fourth.....................................................     5%
 Fifth......................................................     4%
 Sixth......................................................     3%
 Seventh....................................................     2%
 Eighth and following.......................................     0%

Purchase Payments are deemed surrendered in the order in which they were received.

When a withdrawal is requested, the Owner receives a check in the amount requested. If a Withdrawal Charge applies, Contract Value is reduced by the Withdrawal Charge, plus the dollar amount sent to the Owner.

Because Contribution Years are based on the date each Purchase Payment is made, Owners may be subject to a Withdrawal Charge, even though the Contract may have been issued many years earlier. (For additional details, see "Withdrawal During Accumulation Period.")

Subject to certain exceptions and state approvals, withdrawal charges are not assessed on withdrawals:

     - after an Owner has been confined in a hospital or skilled health care facility for at least thirty days and the Owner remains confined at the time of the request;

     - within thirty days following an Owner's discharge from a hospital or skilled health care facility after a confinement of at least thirty days; or

     - if the Owner or Annuitant becomes disabled after the Contract is issued and before age 65.

Restrictions and provisions related to the nursing care or hospitalization disability waivers are described in Contract endorsements.


The Withdrawal Charge compensates Us for Contract distribution expense. Currently, We anticipate Withdrawal Charges will not fully cover distribution expenses. Unrecovered distribution expenses may be recovered from Our general assets. Those assets may include proceeds from the mortality and expense risk charge.



The Withdrawal Charge also applies at annuitization to amounts attributable to Purchase Payments in their seventh Contribution Year or earlier. No Withdrawal Charge applies upon annuitization if the Owner selects Annuity Options 2, 3 or 4 or if payments under Annuity Option 1 are scheduled to continue for at least five years. See "The Annuity Period--Annuity Options" for a discussion of the Annuity Options available.



We may reduce or eliminate the Withdrawal Charge if We anticipate that We will incur lower sales expenses or perform fewer services because of economies due to the size of a group, the average contribution per participant, or the use of mass enrollment procedures. No Withdrawal Charge applies to Contracts sold to officers, directors and employees of KILICO and Kemper Variable Series (formerly Investors Fund Series) ("KVS"), KVS investment advisers and principal underwriter or certain affiliated companies, or to any trust, pension, profit-sharing or other benefit plan for such persons.


5. GUARANTEED RETIREMENT INCOME BENEFIT CHARGE.

The annual charge for GRIB is 0.25% of Contract Value. We deduct a pro rata portion of the charge on each Contract Quarter anniversary. The quarterly charge is deducted pro rata from the investment options in which the Owner has an interest. We no longer charge for GRIB after the Annuitant's 91st birthday.

6. INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES.

Each Portfolio's net asset value reflects the deduction of investment management fees and certain general operating expenses. Subject to limitations, Owners indirectly bear these fees and expenses. Investment manage-ment fees appear on page 7. Further detail is provided in the attached prospectuses for the Portfolios and the Funds' Statements of Additional Information.

7. STATE PREMIUM TAXES.


Certain state and local governments impose a premium tax ranging from 0% to 3.5% of Purchase Payments. If We pay state premium taxes, We may charge the amount paid against Contract Value upon annuitization. See "Appendix--State Premium Tax Chart" in the Statement of Additional Information.


8. EXCEPTIONS.

We may decrease the mortality and expense risk charge, the administration charge, and the Records Maintenance Charge without notice. However, We guarantee that they will not increase. We bear the risk that such charges will not cover Our costs. On the other hand, should such charges exceed Our costs, We will not refund any charges. Any profit is available for corporate purposes including, among other things, payment of distribution expenses.


We may also offer reduced fees and charges, including but not limited to, Records Maintenance Charge and mortality and expense risk and administrative charges, for certain sales that may result in cost savings. We may also reduce or waive fees and charges and/or credit additional amounts on Contracts issued to:



     - employees of ZFS



     - employees and registered representatives (and their families) of broker-dealers (or their affiliated financial institutions) that have entered into selling group agreements with IBS.


Reductions in these fees and charges will not unfairly discriminate against any Owner.

                               THE ANNUITY PERIOD


In addition to GRIB, Contracts may be annuitized under one of several Annuity Options. Annuity payments begin on the Annuity Date and under the selected Annuity Option. The Annuity Date must be at least one year after the Date of Issue. Subject to state variation, the Annuity Date may not be deferred beyond the later of the Annuitant's 91st birthday (100th birthday if the Contract is part of a Charitable Remainder Trust) or ten (10) years after the Date of Issue. However, annuitization is delayed beyond the Annuity Date if We are making systematic withdrawals based on the Owner's life expectancy. In this case, annuitization begins when life expectancy withdrawals are stopped.


1. ANNUITY PAYMENTS.

Annuity payments are based on:

     - the annuity table specified in the Contract,

     - the selected Annuity Option, and

     - the investment performance of the selected Subaccount(s) (if variable annuitization is elected).

Under variable annuitization, the Annuitant receives the value of a fixed number of Annuity Units each month. An Annuity Unit's value reflects the investment performance of the Subaccount(s) selected. The amount of each annuity payment varies accordingly. Annuity payments may be subject to a Withdrawal Charge. (For additional details, see "Withdrawal Charge.")

2. ANNUITY OPTIONS.


The Owner may elect one of the Contract's Annuity Options. The Owner may decide at any time (subject to the provisions of any applicable retirement plan and state variations) to begin annuity payments before the Annuitant's 91st birthday (100th birthday if the Contract is part of a Charitable Remainder Trust) or within ten (10) years after the Date of Issue, whichever is later. The Owner may change the Annuity Option before the Annuity Date. If no other Annuity Option is elected, monthly annuity payments are made in accordance with Option 3 below with a ten (10) year period certain. Generally, annuity payments are made in monthly installments. However, We may make a lump sum payment if the net proceeds available to apply under an Annuity Option are less than $2,000. In addition, if the first monthly payment is less than $25, We may change the frequency of payments to quarterly, semiannual or annual intervals so that the initial payment is at least $25.

The amount of periodic annuity payments may depend upon:

     - the Annuity Option selected;

     - the age and sex of the payee; and

     - the investment experience of the selected Subaccount(s).

     For example:

        - if Option 1, income for a specified period, is selected, shorter periods result in fewer payments with higher values.

        - if Option 2, life income, is selected, it is likely that each payment will be smaller than would result if income for a short period were specified.

        - if Option 3, life income with installments guaranteed, is selected, each payment will probably be smaller than would result if the life income option were selected.

        - if Option 4, the joint and survivor annuity, is selected, each payment is smaller than those measured by an individual life income option.

The age of the payee also influences the amount of periodic annuity payments because an older payee is expected to have a shorter life span, resulting in larger payments. The sex of the payee influences the amount of periodic payments because females live longer than males, resulting in smaller payments. Finally, if the Owner participates in a Subaccount with higher investment performance, it is likely the Owner will receive a higher periodic payment.


If the Owner dies before the Annuity Date, available Annuity Options are limited. Unless the Owner has imposed restrictions, the Annuity Options available are:


     - Option 2 or

     - Option 1 or 3 for a period no longer than the life expectancy of the Beneficiary (but not less than 5 years from the Owner's death).

If the Beneficiary is not an individual, the entire interest must be distributed within 5 years of the Owner's death. The Death Benefit distribution must begin no later than one year from the Owner's death, unless a later date is prescribed by federal regulation.

OPTION 1--INCOME FOR SPECIFIED PERIOD.


Option 1 provides an annuity payable monthly for a selected number of years ranging from five to thirty. Upon the payee's death, if the Beneficiary is an individual, We automatically continue payments to the Beneficiary for the remainder of the period specified. If the Beneficiary is not an individual (e.g., an estate or trust), We pay the discounted value of the remaining payments in the specified period. Although there is no life contingency risk associated with Option 1, We continue to deduct the daily asset charges for mortality and expense risks and administrative costs.


Payees may elect to cancel all or part of the remaining payments due under Option 1. We will then pay the discounted value of the remaining payments.

OPTION 2--LIFE INCOME.

Option 2 provides an annuity over the lifetime of the payee. If Option 2 is elected, annuity payments terminate automatically and immediately on the payee's death without regard to the number or total amount of payments made. Thus, it is possible for an individual to receive only one payment if death occurred prior to the date the second payment was due.

OPTION 3--LIFE INCOME WITH INSTALLMENTS GUARANTEED.


Option 3 provides an annuity payable monthly during the payee's lifetime. However, Option 3 also provides for the automatic continuation of payments for the remainder of the specified period if the Beneficiary is an individual and payments have been made for less than the specified period. The period specified may be five, ten, fifteen or twenty years. If the Beneficiary is not an individual, We pay the discounted value of the remaining payments in the specified period.


OPTION 4--JOINT AND SURVIVOR ANNUITY.

Option 4 provides an annuity payable monthly while both payees are living. Upon either payee's death, the monthly income payable continues over the life of the surviving payee at a percentage specified when Option 4 is elected. Annuity payments terminate automatically and immediately upon the surviving payee's death without regard to the number or total amount of payments received.

3. ALLOCATION OF ANNUITY.

The Owner may elect payments on a fixed or variable basis, or a combination. Any Fixed Account Contract Value or Guarantee Period Value is annuitized on a fixed basis. Any Separate Account Contract Value is annuitized on a variable basis. The MVA Option is not available during the Annuity Period. An Owner may exercise the transfer privilege during the Accumulation Period. Transfers during the Annuity Period are subject to certain limitations.

4. TRANSFER DURING ANNUITY PERIOD.

During the Annuity Period, the payee may, by written request, transfer Subaccount Value from one Subaccount to another Subaccount or to the Fixed Account, subject to the following limitations:

     - Transfers to a Subaccount are prohibited during the first year of the Annuity Period; subsequent transfers are limited to one per year.

     - All interest in a Subaccount must be transferred.


     - If We receive notice of transfer to a Subaccount more than seven (7) days before an annuity payment date, the transfer is effective during the Valuation Period after the date We receive the notice.


     - If We receive notice of transfer to a Subaccount less than seven (7) days before an annuity payment date, the transfer is effective during the Valuation Period after the annuity payment date.

     - Transfers to the Fixed Account are available only on an anniversary of the first Annuity Date. We must receive notice at least thirty (30) days prior to the anniversary.

A Subaccount's Annuity Unit value is determined at the end of the Valuation Period preceding the effective date of the transfer. We may suspend, change or terminate the transfer privilege at any time.

5. ANNUITY UNIT VALUE.

Annuity Unit value is determined independently for each Subaccount.

Annuity Unit value for any Valuation Period is:

     - Annuity Unit value for the preceding Valuation Period times

     - the net investment factor for the current Valuation Period times

     - an interest factor which offsets the 2.5% per annum rate of investment earnings assumed by the Contract's annuity tables.

The net investment factor for a Subaccount for any Valuation Period is:

     - the Subaccount's Accumulation Unit value at the end of the current Valuation Period, plus or minus the per share charge or credit for taxes reserved; divided by

     - the Subaccount's Accumulation Unit value at the end of the preceding Valuation Period, plus or minus the per share charge or credit for taxes reserved.

6. FIRST PERIODIC PAYMENT UNDER VARIABLE ANNUITY.

When annuity payments begin, the value of the Owner's Contract interest is:

     - Accumulation Unit values at the end of the Valuation Period falling on the 20th or 7th day of the month before the first annuity payment is due times

     - the number of Accumulation Units credited at the end of the Valuation Period minus

     - premium taxes and Withdrawal Charges

The first annuity payment is determined by multiplying the benefit per $1,000 of value shown in the applicable annuity table by the number of thousands of dollars of Contract Value.

A 2.5% per annum rate of investment earnings is assumed by the Contract's annuity tables. If the actual net investment earnings rate exceeds 2.5% per annum, payments increase accordingly. Conversely, if the actual rate is less than 2.5% per annum, annuity payments decrease.

7. SUBSEQUENT PERIODIC PAYMENTS UNDER VARIABLE ANNUITY.

Subsequent annuity payments are determined by multiplying the number of Annuity Units by the Annuity Unit value at the Valuation Period before each annuity payment is due. The first annuity payment is divided by the Annuity Unit value as of the Annuity Date to establish the number of Annuity Units representing each annuity payment. This number does not change.

8. FIXED ANNUITY PAYMENTS.


Each Fixed Annuity payment is determined from tables We prepare. These tables show the monthly payment for each $1,000 of Contract Value allocated to a Fixed Annuity. Payment is based on the Contract Value at the date before the annuity payment is due. Fixed Annuity payments do not change regardless of investment, mortality or expense experience.


9. DEATH PROCEEDS.

If the payee dies after the Annuity Date while the Contract is in force, the death proceeds, if any, depend upon the form of annuity payment in effect at the time of death. (See "Annuity Options.")

                              FEDERAL INCOME TAXES

A. INTRODUCTION

This discussion is not exhaustive and is not intended as tax advice. A qualified tax adviser should always be consulted with regard to the application of the law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.


This discussion does not address state or local tax consequences associated with buying a Contract. In addition, WE MAKE NO GUARANTEE REGARDING ANY TAX TREATMENT--FEDERAL, STATE, OR LOCAL--OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.


B. OUR TAX STATUS


We are taxed as a life insurance company and the operations of the Separate Account are treated as a part of Our total operations. The Separate Account is not separately taxed as a "regulated investment company". Investment income and capital gains of the Separate Account are not taxed to the extent they are applied under a Contract. We do not anticipate that We will incur federal income tax liability attributable to the income and gains of the Separate Account, and therefore We do not intend to provide for these taxes. If We are taxed on investment income or capital gains of the Separate Account, then We may impose a charge against the Separate Account to provide for these taxes.


C. TAXATION OF ANNUITIES IN GENERAL

1. TAX DEFERRAL DURING ACCUMULATION PERIOD

Under the Code, except as described below, increases in the Contract Value of a Non-Qualified Plan Contract are generally not taxable to the Owner or Annuitant until received as annuity payments or otherwise distributed. However, certain requirements must be satisfied for this general rule to apply, including:

     - the Contract must be owned by an individual

     - Separate Account investments must be "adequately diversified"

     - We, rather than the Owner, must be considered the owner of Separate Account assets for federal tax purposes, and

     - annuity payments must appropriately amortize Purchase Payments and Contract earnings.

NON-NATURAL OWNER. As a general rule, deferred annuity contracts held by "non-natural persons", such as corporations, trusts or similar entities, are not annuity contracts for federal income tax purposes. The investment income on these contracts is taxed as ordinary income received or accrued by the non-natural owner. There are exceptions to this general rule for non-natural owners. Contracts are generally treated as held by a natural person if the nominal owner is a trust or other entity holding the contract as an agent for a natural person. However, this special exception does not apply to an employer who is the nominal owner of a contract under a non-qualified deferred compensation plan for its employees.

Additional exceptions to this rule include:

     - contracts acquired by a decedent's estate

     - certain Qualified Plan Contracts

     - Contracts purchased by employers at termination of certain qualified plans

     - Contracts used with structured settlement agreements

     - Contracts purchased with a single premium when the annuity starting date is no later than a year from Contract purchase and substantially equal periodic payments are made at least annually.

DIVERSIFICATION REQUIREMENTS. For a contract to be treated as an annuity for federal income tax purposes, separate account investments must be "adequately diversified". The Treasury Secretary issued regulations prescribing standards for adequately diversifying separate account investments. If the Separate Account failed to comply with these diversification standards, the Contract would not be treated as an annuity contract for federal income tax purposes and the Owner would generally be taxed on the difference between Contract Value and Purchase Payments.


Although We do not control Fund investments, We expect the Fund will comply with these regulations so that the Separate Account will be considered "adequately diversified."



OWNERSHIP TREATMENT. In certain circumstances, a variable annuity contract owner may be considered the owner of the assets of the separate account supporting the contract. Then, income and gains from separate account assets are includible in the owner's gross income. The IRS, in published rulings, stated that a variable contract owner will be considered the owner of separate account assets if the owner possesses the ability to exercise investment control over the assets. As of the date of this Prospectus, no investor control guidance is available.


We may modify the Contract as necessary to attempt to prevent the Owner from being considered the owner of the Separate Account assets.

DELAYED ANNUITY DATES. If the Annuity Date occurs (or is scheduled to occur) when the Annuitant has reached an advanced age, E.G., past age 85, the Contract might not be treated as an annuity for federal income tax purposes. In that event, the income and gains under the Contract could be currently includible in the Owner's income.


The following discussion assumes that the Contract is treated as an annuity contract for tax purposes and that We are treated as the owner of Separate Account assets.


2. TAXATION OF PARTIAL AND FULL WITHDRAWALS


Partial withdrawals from a Non-Qualified Plan Contract are includible in income if the withdrawal includes investment gain. Full withdrawals are also includible in income if they exceed the "investment in the contract." Investment in the contract equals the total of Purchase Payments minus amounts previously received from the Contract.


Any assignment or pledge (or agreement to assign or pledge) of Contract Value, is treated as a withdrawal. Investment in the contract is increased by the amount includible in income with respect to such assignment or pledge. If an individual transfers a Contract interest without adequate consideration to someone other than the Owner's spouse (or to a former spouse incident to divorce), the Owner is taxed on the difference between Contract Value and the "investment in the contract." In this case, the transferee's investment in the contract is increased to reflect the increase in the transferor's income.


The Contract's death benefit may exceed Purchase Payments or Contract Value. As described in this Prospectus, We impose certain charges with respect to the death benefit. It is possible that those charges (or some portion) could be treated as a partial withdrawal.


There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to one another. A tax adviser should be consulted in those situations.

3. TAXATION OF ANNUITY PAYMENTS

Normally, the portion of each annuity payment taxable as income equals the payment minus the exclusion amount. The exclusion amount for variable annuity payments is the "investment in the contract" allocated to the variable annuity option and adjusted for any period certain or refund feature, divided by the number of payments expected to be made. The exclusion amount for fixed annuity payments is the payment times the ratio of the investment in the contract allocated to the fixed annuity option and adjusted for any period certain or refund feature, to expected value of all annuity payments.

Once the total amount of the investment in the contract is excluded using these ratios, annuity payments will be fully taxable. If annuity payments stop because the Annuitant dies before the total amount of the investment in the contract is recovered, the unrecovered amount generally is allowed as a deduction to the Annuitant in the last taxable year.

4. TAXATION OF DEATH BENEFITS

Amounts may be distributed upon the Owner's or Annuitant's death. Before the Annuity Date, death benefits are includible in income and:

     - if distributed in a lump sum are taxed like a full withdrawal, or

     - if distributed under an annuity option are taxed like annuity payments.

After the Annuity Date, where a guaranteed period exists and the Annuitant dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in income and:

     - if received in a lump sum are includible in income if they exceed the unrecovered investment, or

     - if distributed in accordance with the selected annuity option are fully excludable from income until the remaining investment in the contract is deemed to be recovered.

Thereafter, all annuity payments are fully includible in income.

5. PENALTY TAX ON PREMATURE DISTRIBUTIONS

A 10% penalty tax applies to a taxable payment from a Non-Qualified Plan Contract unless:


     - received on or after the Owner reaches age 59 1/2,



     - attributable to the Owner's disability,



     - made to a Beneficiary after the Owner's death or, for non-natural Owners, after the primary Annuitant's death,



     - made as a series of substantially equal periodic payments (at least annually) for the life (or life expectancy) of the Annuitant or for the joint lives (or joint life expectancies) of the Annuitant and designated Beneficiary,



     - made under a Contract purchased with a single premium when the annuity starting date is no later than a year from Contract purchase and substantially equal periodic payments are made at least annually, or



     - made with annuities used with structured settlement agreements.


6. AGGREGATION OF CONTRACTS

The taxable amount of an annuity payment or withdrawal from a Non-Qualified Plan Contract is determined by combining some or all of the Non-Qualified Plan Contracts owned by an individual. For example, if a person purchases a Contract and also purchases an immediate annuity at approximately the same time, the IRS may treat the two contracts as one contract. In addition, if a person purchases two or more deferred annuity contracts from the same company (or its affiliates) during any calendar year, these contracts are treated as one contract. The effects of this aggregation are not clear. However, it could affect the taxable amount of an annuity payment or withdrawal and the amount which might be subject to the 10% penalty tax.

7. LOSS OF INTEREST DEDUCTION WHERE CONTRACTS ARE HELD BY OR FOR THE BENEFIT OF CERTAIN NON-NATURAL PERSONS

For Contracts issued after June 8, 1997 to a non-natural owner, otherwise deductible interest may no longer be deductible by the owner. However, this interest deduction disallowance does not affect Contracts generating taxable income. Entities considering purchasing the Contract, or entities that will be beneficiaries under a Contract, should consult a tax adviser.

D. QUALIFIED PLANS


The Contracts are also designed for use in connection with retirement plans which receive favorable treatment under sections 401, 403, 408, 408A or 457 of the Code ("Qualified Plans"). Such contracts are referred to as "Qualified Contracts." Numerous special tax rules apply to the participants in Qualified Plans and to Qualified Plan Contracts. We make no attempt in this Prospectus to provide more than general information about use of the Contract with the various types of Qualified Plans.



The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan. For example, for both withdrawals and annuity payments under certain Qualified Contracts, there may be no "investment in the contract" and the total amount received may be taxable. Also, loans from Qualified Contracts, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan, the number of allowable loans and the manner in which the loan must be repaid. (Owners should always consult their tax advisers and retirement plan fiduciaries prior to exercising their loan privileges.) Both the amount of the contribution that may be made, and the tax deduction or exclusion that the Owner may claim for such contribution, are limited under Qualified Plans. If this Contract is used with a Qualified Plan, the Owner and Annuitant must be the same individual. If a joint Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. Also, if a joint Annuitant is named who is not the Annuitant's spouse, the annuity options which are available may be limited, depending on the difference in their ages. Furthermore, the length of any Guarantee Period may be limited in some circumstances to satisfy certain minimum distribution requirements under the Code.



Under a Qualified Contract, rules specify the form of distribution and start dates. An excise tax is imposed for failure to comply with the minimum distribution requirements. This excise tax generally equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the Qualified Plan. In the case of "Individual Retirement Annuities" ("IRAs"), distributions of minimum amounts (as specified in the tax law) must generally commence by April 1 of the calendar year following the calendar year in which the owner attains age 70 1/2. In the case of certain other Qualified Plans, distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires.


A 10% penalty tax may apply to the taxable amount of payments from Qualified Plan Contracts. For Individual Retirement Annuities, the penalty tax does not apply to a payment:


     - received after the Owner reaches age 55 and has separated from service,



     - received after the Owner reaches age 59 1/2,



     - received after the Owner's death or because of the Owner's disability, or



     - made as a series of substantially equal periodic payments (at least annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and designated beneficiary.


In addition, the penalty tax does not apply to certain distributions taken after December 31, 1997 used for qualified first time home purchases or for higher education expenses. Special conditions must be met to qualify for these exceptions. Owners wishing to take a distribution for these purposes should consult their tax adviser. Other exceptions may apply.


Qualified Plan Contracts are amended to conform to plan requirements. However, Owners, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under Qualified Plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract. In addition, We are not bound by terms and conditions of Qualified Plans if they are inconsistent with the Contract.

1. QUALIFIED PLAN TYPES

We issue Contracts for the following types of Qualified Plans.


INDIVIDUAL RETIREMENT ANNUITIES. The Code permits eligible individuals to contribute to an individual retirement annuity known as an "IRA." IRAs limit the amounts contributed, the persons eligible and the time when distributions start. Also, subject to direct rollover and mandatory withholding requirements, distributions from other types of Qualified Plans may be "rolled over" on a tax-deferred basis into an IRA. The Contract may not fund an "Education IRA."


SIMPLIFIED EMPLOYEE PENSIONS (SEP-IRAS). The Code allows employers to establish simplified employee pension plans, using the employees' IRAs. Under these plans the employer may make limited deductible contributions on behalf of the employees to IRAs. Employers and employees intending to use the Contract in connection with these plans should seek tax competent advice.


SIMPLE IRAS. The Code permits certain small employers to establish "SIMPLE retirement accounts," including SIMPLE IRAs, for their employees. Under SIMPLE IRAs, certain deductible contributions are made by both employees and employers. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. As discussed above (see Individual Retirement Annuities), there is some uncertainty regarding the proper characterization of the Contract's death benefit for purposes of the tax rules governing IRAs (which would include SIMPLE IRAs). Employers and employees intending to use the Contract in connection with such plans should seek competent advice.


ROTH IRAS. The Code permits contributions to an IRA known as a "Roth IRA." Roth IRAs differ from other IRAs in that:

     - Roth IRA contributions are never deductible,

     - "qualified distributions" from a Roth IRA are excludable from income,

     - different eligibility and mandatory distribution requirements apply,

     - a rollover to a Roth IRA must be a "qualified rollover contribution," under the Code.


A rollover from an IRA to a Roth IRA is includible in gross income but the 10 percent penalty tax does not apply.


An IRA may be converted into a Roth IRA without taking a distribution. An individual may convert by notifying the IRA issuer or trustee. The conversion of an IRA to a Roth IRA is a special type of qualified rollover distribution. Hence, the IRA participant must be eligible for a qualified rollover distribution to convert an IRA to a Roth IRA. A conversion typically results in the inclusion of some or all of the IRA value in gross income. Persons with adjusted gross incomes in excess of $100,000 or who are married and file a separate return are not eligible to make a qualified rollover contribution or a transfer in a taxable year from a non-Roth IRA to a Roth IRA.

Any "qualified distribution" from a Roth IRA is excludible from gross income. A "qualified distribution" is:

     - a payment or distribution

        -- made after the Owner attains age 59 1/2,

        -- made after the Owner's death,

        -- attributable to the Owner being disabled, or


        -- made to a qualified first-time homebuyer.


     - a payment or distribution made in a taxable year that is five years or more after

        -- the first taxable year for which a contribution was made to the Owner's Roth IRA, or

        -- the first taxable year for which rollover was made to the Owner's
           Roth IRA. A non-qualified distribution from a Roth IRA is generally taxed like a distribution from an IRA. Distributions from a Roth IRA need not commence at age 70 1/2.


CORPORATE AND SELF-EMPLOYED ("H.R. 10" AND "KEOGH") PENSION AND PROFIT-SHARING PLANS. The Code permits corporate employers to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh", permits self-employed individuals also to establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of the Contracts in order to provide benefits under the plans. The Contract provides a death benefit that in certain circumstances may exceed the greater of the Purchase Payments and the Contract Value. It is possible that such death benefit could be characterized as an incidental death benefit. There are limitations on the amount of incidental benefits that may be provided under pension and profit sharing plans. In addition, the provision of such benefits may result in current taxable income to participants. Employers intending to use the Contract in connection with such plans should seek competent advice.



TAX-SHELTERED ANNUITIES. Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the amount of purchase payments from taxable gross income. These annuity contracts are commonly referred to as "tax-sheltered annuities". Purchasers of the Contracts for such purposes should seek competent advice as to eligibility, limitations on permissible amounts of purchase payments and other tax consequences associated with the Contracts. In particular, purchasers should consider that the Contract provides a death benefit that in certain circumstances may exceed the greater of the Purchase Payments and the Contract Value. It is possible that such death benefit could be characterized as an incidental death benefit. If the death benefit were so characterized, this could result in currently taxable income to purchasers. In addition, there are limitations on the amount of incidental benefits that may be provided under a tax-sheltered annuity. Even if the death benefit under the Contract were characterized as an incidental death benefit, it is unlikely to violate those limits unless the Contract Owner also purchases a life insurance contract as part of his or her tax-sheltered annuity plan.



Tax-sheltered annuity contracts must contain restrictions on withdrawals of



     - contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988,



     - earnings on those contributions, and



     - earnings after December 31, 1988 on amounts attributable to salary reduction contributions held as of December 31, 1998. These amounts can be paid only if the employee has reached age 59 1/2, separated from service, died, or becomes disabled, or in the case of hardship. Amounts permitted to be distributed in the event of hardship are limited to actual contributions; earnings thereon cannot be distributed on account of hardship. Amounts subject to the withdrawal restrictions applicable to section 403(b)(7) custodial accounts may be subject to more stringent restrictions.



DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT ORGANIZATIONS. The Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a Contract purchased by a state or local government or a tax-exempt organization will not be treated as an annuity contract for federal income tax purposes. Those who intend to use the Contracts in connection with such plans should seek competent advice.



2. DIRECT ROLLOVERS



If the Contract is used in connection with a retirement plan that is qualified under sections 401(a), 403(a), or 403(b) of the Code, any "eligible rollover distribution" from the Contract will be subject to "direct rollover" and mandatory withholding requirements. An eligible rollover distribution generally is any taxable distribution from such a qualified retirement plan, excluding certain amounts such as



     - minimum distributions required under section 401(a)(9) of the Code, and



     - certain distributions for life, life expectancy, or for 10 years or more which are part of a "series of substantially equal periodic payments."



Under these requirements, federal income tax equal to 20% of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the Contract, discussed below, the Owner cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if, instead of receiving the eligible rollover distribution, the distributee elects to have it directly transferred to certain Qualified Plans. Prior to receiving an eligible rollover distribution, a notice will be provided explaining generally the direct rollover and mandatory withholding requirements and how to avoid the 20% withholding by electing a direct rollover.

E. FEDERAL INCOME TAX WITHHOLDING


We withhold and send to the U.S. Government a part of the taxable portion of each distribution unless the payee notifies Us before distribution of an available election not to have any amounts withheld. In certain circumstances, We may be required to withhold tax. The withholding rates for the taxable portion of periodic annuity payments are the same as the withholding rates for wage payments. In addition, the withholding rate for the taxable portion of non-periodic payments (including withdrawals prior to the maturity date and conversions of, or rollovers from, non-Roth IRAs to Roth IRAs) is 10%. The withholding rate for eligible rollover distributions is 20%.


                           DISTRIBUTION OF CONTRACTS


The Contracts are sold by licensed insurance agents in those states where the Contract may be lawfully sold. The agents are also registered representatives of registered broker-dealers who are members of the National Association of Securities Dealers, Inc. Sales commissions may vary, but are not expected to exceed 6.25% of Purchase Payments. In addition to commissions, We may pay additional promotional incentives, in the form of cash or other compensation, to selling broker-dealers. These incentives may be offered to certain licensed broker-dealers that sell or are expected to sell certain minimum amounts during specified time periods. The Contracts are distributed through the principal underwriter for the Separate Account:


          Investors Brokerage Services, Inc. ("IBS")
        1 Kemper Drive
        Long Grove, Illinois, 60049


IBS is Our wholly-owned subsidiary. IBS enters into selling group agreements with affiliated and unaffiliated broker-dealers. All of the investment options are not available to all Owners. The investment options are available only under Contracts that are sold or serviced by broker-dealers having a selling group agreement with IBS authorizing the sale of Contracts with the investment options specified in this Prospectus. Other distributors may sell and service contracts with different investment options.


                                 VOTING RIGHTS


Proxy materials in connection with any Fund shareholder meeting are delivered to each Owner with Subaccount interests invested in the Fund as of the record date. Proxy materials include a voting instruction form. We vote all Fund shares proportionately in accordance with instructions received from Owners. We will also vote any Fund shares attributed to amounts We have accumulated in the Subaccounts in the same proportion that Owners vote. A Fund is not required to hold annual shareholders' meetings. Funds hold special meetings as required or deemed desirable for such purposes as electing trustees, changing fundamental policies or approving an investment advisory agreement.


Owners have voting rights in a Portfolio based upon the Owner's proportionate interest in the corresponding Subaccount as measured by units. Owners have voting rights before surrender, the Annuity Date or the death of the Annuitant. Thereafter, the payee entitled to receive Variable Annuity payments has voting rights. During the Annuity Period, Annuitants' voting rights decrease as Annuity Units decrease.

                    REPORTS TO CONTRACT OWNERS AND INQUIRIES


After each Contract anniversary, We send Owners a statement showing amounts credited to each Subaccount and to the Fixed Account Option. In addition, Owners transferring amounts among the investment options or making additional payments receive written confirmation of these transactions. We will also send a current statement upon Owner request. Owners are also sent annual and semi-annual reports for the Portfolios that correspond to the Subaccounts in which the Owner invests and a list of the securities held by that Portfolio. In addition, We calculate for an Owner the portion of a total amount that must be invested in a selected Guarantee Period so that the portion grows to equal the original total amount at the expiration of the Guarantee Period.


An Owner may direct inquiries to the selling agent or may call 1-800-621-5001 or write to Kemper Investors Life Insurance Company, Customer Service, 1 Kemper Drive, Long Grove, Illinois 60049.

                             DOLLAR COST AVERAGING


Under Our Dollar Cost Averaging program, a predesignated portion of Subaccount Value is automatically transferred monthly, quarterly, semiannually or annually for a specified duration to other Subaccounts, Guarantee Periods and the Fixed Account. The Dollar Cost Averaging program is available only during the Accumulation Period. An Owner may also elect transfers from the Fixed Account on a monthly or quarterly basis for a minimum duration of one year. An Owner may enroll any time by completing Our Dollar Cost Averaging form. Transfers are made on the second Tuesday of the month. We must receive the enrollment form at least five (5) business days before the transfer date.



An Owner participating in the Dollar Cost Averaging program may allocate all or a portion of the initial Purchase Payment to the Scudder VLIF Money Market Subaccount #2. This is the only Subaccount with no deduction for the 1.40% charge for mortality and expense risks and administrative costs. The Owner must transfer all Subaccount Value out of Scudder VLIF Money Market Subaccount #2 within one year from the initial Purchase Payment. If an Owner terminates Dollar Cost Averaging or does not deplete all Subaccount Value in Scudder VLIF Money Market Subaccount #2 within one year, We automatically transfer any remaining Subaccount Value to Scudder VLIF Money Market Subaccount #1.


The minimum transfer amount is $100 per Subaccount, Guarantee Period or Fixed Account. The total Contract Value in an account at the time Dollar Cost Averaging is elected must be at least equal to the amount designated to be transferred on each transfer date times the duration selected.

Dollar Cost Averaging ends if:

     - the number of designated monthly transfers has been completed

     - Contract Value in the transferring account is insufficient to complete the next transfer; the remaining amount is transferred


     - We receive the Owner's written termination at least five (5) business days before the next transfer date


     - the Contract is surrendered or annuitized.


If the Fixed Account balance is at least $10,000, an Owner may elect automatic calendar quarter transfers of interest accrued in the Fixed Account to one or more of the Subaccounts or Guarantee Periods. An Owner may enroll in this program any time by completing Our Dollar Cost Averaging form. Transfers are made within five business days of the end of the calendar quarter. We must receive the enrollment form at least ten (10) days before the end of the calendar quarter.


Dollar Cost Averaging is not available during the Annuity Period.

                           SYSTEMATIC WITHDRAWAL PLAN


We offer a Systematic Withdrawal Plan ("SWP") allowing Owners to pre-authorize periodic withdrawals during the Accumulation Period. Owners instruct Us to withdraw selected amounts, or amounts based on the Owner's life expectancy, from the Fixed Account, or from any of the Subaccounts or Guarantee Periods on a monthly, quarterly, semi-annual or annual basis. The SWP is available to Owners who request a minimum $100 periodic payment. A market value adjustment applies to any withdrawals under the SWP from a Guarantee Period, unless effected within 30 days after the Guarantee Period ends. SWP withdrawals from the Fixed Account are not available in the first Contract Year and are limited to the amount not subject to Withdrawal Charges. If the amounts distributed under the SWP from the Subaccounts or Guarantee Periods exceed the free withdrawal amount, the Withdrawal Charge is applied on any amounts exceeding the free withdrawal amount. WITHDRAWALS TAKEN UNDER THE SWP MAY BE SUBJECT TO THE 10% TAX PENALTY ON EARLY WITHDRAWALS AND TO INCOME TAXES AND WITHHOLDING. Owners interested in SWP may obtain an application and information concerning this program and its restrictions from Us or their agent. We give thirty days' notice if We amend the SWP. The SWP may be terminated at any time by the Owner or Us.



                                    EXPERTS





The consolidated balance sheets of KILICO as of December 31, 1998 and 1997 and the related consolidated statements of operations, comprehensive income, stockholder's equity, and cash flows for the years ended December 31, 1998 and 1997 have been included herein and in the registration statement in reliance upon the report of PricewaterhouseCoopers LLP, independent public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The consolidated statements of operations, comprehensive income, stockholder's equity, and cash flows of KILICO and subsidiaries for the period from January 4, 1996 to December 31, 1996 and the financial statement schedules as of December 31, 1996 have been included herein and in the registration statement in reliance upon the report of KPMG LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.


                                 LEGAL MATTERS


Legal matters with respect to Our organization, Our authority to issue annuity contracts and the validity of the Contract have been passed upon by Frank Julian, Our Associate General Counsel. Jorden Burt Boros Cicchetti Berenson & Johnson, Washington, D.C., has advised Us on certain legal matters concerning federal securities laws applicable to the issue and sale of the Contracts.


                             SPECIAL CONSIDERATIONS

We reserve the right to amend the Contract to meet the requirements of federal or state laws or regulations. We will notify the Owner in writing of these amendments.


An Owner's rights under a Contract may be assigned as provided by law. An assignment will not be binding upon Us until We receive a written copy of the assignment. The Owner is solely responsible for the validity or effect of any assignment. The Owner, therefore, should consult a qualified tax adviser regarding the tax consequences, as an assignment may be a taxable event.


                             AVAILABLE INFORMATION

We are subject to the informational requirements of the Securities Exchange Act of 1934 and file reports and other information with the SEC. These reports and other information can be inspected and copied at the SEC's public reference facilities at Room 1024, 450 Fifth Street, N.W., Washington, D.C. and 500 West Madison, Suite 1400, Northwestern Atrium Center, Chicago, Illinois. Copies also can be obtained from the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates.

We have filed registration statements (the "Registration Statements") relating to the Contracts with the SEC under the Securities Act of 1933. This Prospectus has been filed as part of the Registration Statements and does not contain all of the information set forth in the Registration Statements. These Registration Statements contain further information about Us and the Contracts. The Registration Statements may be inspected and copied, and copies can be obtained at prescribed rates, as mentioned above.


                                    BUSINESS



CORPORATE STRUCTURE



KEMPER INVESTORS LIFE INSURANCE COMPANY ("KILICO"), founded in 1947, is incorporated under the insurance laws of the State of Illinois. We are licensed in the District of Columbia and all states except New York. We are a wholly-owned subsidiary of Kemper Corporation ("Kemper"), a nonoperating holding company.



CORPORATE CONTROL EVENTS



Effective January 4, 1996, Zurich Insurance Company ("Zurich"), Insurance Partners, L.P. ("IP") and Insurance Partners Offshore (Bermuda), L.P. (together with IP, "Insurance Partners") owned 80 percent and 20 percent, respectively, of Kemper and therefore KILICO. On February 27, 1998, Zurich acquired Insurance Partner's remaining 20 percent interest for cash. As a result of this transaction, Kemper and KILICO became wholly-owned subsidiaries of Zurich.



Effective September 7, 1998, the businesses of Zurich merged with the financial services business of B.A.T. Industries forming Zurich Financial Services ("ZFS"). ZFS is owned by Zurich Allied AG and Allied Zurich p.l.c., fifty-seven percent and forty-three percent, respectively. Zurich Allied AG, representing the financial interest of the former Zurich Group, is listed on the Swiss Market Index, replacing Zurich. Allied Zurich p.l.c., representing the financial interest of B.A.T. Industries, is included in the FTSE-100 Share Index in London.

The acquisition of KILICO on January 4, 1996, was accounted for using the purchase method of accounting. Our consolidated financial statements prior to January 4, 1996, were prepared on a historical cost basis and have been labeled as "preacquisition" where appropriate in this Prospectus. Our included consolidated financial statements have been prepared in conformity with generally accepted accounting principles.



We originally began to amortize goodwill resulting from the acquisition on a straight-line basis over twenty-five years. However, in the fourth quarter of 1997, We changed Our amortization period to twenty years. The change in amortization periods was made to conform to Zurich's accounting practices and policies. The change resulted in an increase in goodwill amortization of $5.1 million in 1997.



STRATEGIC INITIATIVES



Our management, operations and strategic directions are integrated with those of another Kemper subsidiary, Federal Kemper Life Assurance Company ("FKLA"). The integration streamlined management, controlled costs, improved profitability, increased operating efficiencies and productivity, and helped to expand both companies' distribution capabilities. Headquartered in Long Grove, Illinois, FKLA markets term and interest-sensitive life insurance, as well as certain annuity products through brokerage general agents and other independent distributors.



Over the last several years, We increased the competitiveness of Our variable annuity products by adding multiple variable subaccount investment options and investment managers to existing variable annuity products. In 1996, We introduced a registered flexible individual variable life insurance product. In 1997, We introduced a non-registered individual and group variable bank-owned life insurance contract ("BOLI") and a series of individual variable life insurance contracts. In 1998, We introduced a new registered individual variable annuity product with 29 variable subaccount investment options and various investment managers.



NARRATIVE DESCRIPTION OF BUSINESS



We offer both individual fixed-rate (general account) and individual and group variable (separate account) annuity contracts, as well as individual term life, universal life and individual and group variable life insurance products through various distribution channels. We offer investment-oriented products, guaranteed returns or a combination of both, to help policyholders meet multiple insurance and financial objectives. Financial institutions, securities brokerage firms, insurance agents and financial planners are important distribution channels for Our products. Our sales mainly consist of deposits received on certain long duration annuity and variable life insurance contracts as well as reinsurance premiums assumed from FKLA beginning in 1996.



Our fixed and variable annuities generally have surrender charges that are a specified percentage of policy values and decline as the policy ages. General account annuity and interest-sensitive life policies are guaranteed to accumulate at specified interest rates but allow for periodic crediting rate changes.



Over the last several years, in part reflecting the current interest rate environment, We have increased Our emphasis on marketing Our existing and new separate account products. Unlike the fixed-rate annuity business where We manage spread revenue, such variable products pose minimal investment risk for Us, as policyholders direct their premium to one or more subaccounts that invest in underlying investment funds. We, in turn, receive administrative fee revenue on such variable products which compensates Us for providing death benefits potentially in excess of cash surrender values. In addition, on variable life insurance contracts, cost of insurance charges compensate Us for providing death benefit coverage substantially in excess of surrender values.



As a result of this strategy, Our separate account assets and related sales of Our variable annuity and life products have increased as follows (in millions):



                                                                         DECEMBER 31
                                                               --------------------------------
                                                                 1998        1997        1996
                                                                 ----        ----        ----
Separate account assets.....................................   $7,099.2    $5,122.0    $2,127.2
                                                               ========    ========    ========

                                                                    YEAR ENDED DECEMBER 31
                                                               --------------------------------
                                                                 1998        1997        1996
                                                                 ----        ----        ----
Variable annuity sales......................................   $  300.4    $  259.8    $  254.6
Variable life sales.........................................    1,523.0     2,708.6          .2
                                                               --------    --------    --------
  Total separate account sales..............................   $1,823.4    $2,968.4    $  254.8
                                                               ========    ========    ========



In 1996, We added several new subaccounts and new investment managers as investment portfolio choices for certain purchasers of the Kemper Advantage III variable annuity product. During mid-1998, We introduced Destinations, a registered individual variable annuity product. Destinations offers 29 variable subaccount investment options with various investment managers, ten guarantee period accounts and a fixed account, dollar cost averaging and a guaranteed retirement income benefit option.



During late 1996, We introduced Power V, a registered flexible premium variable life insurance product. During mid-1997, We also introduced variable BOLI, a group variable life insurance contract that is primarily marketed to banks and other large corporate entities. Also in 1997, We issued a series of non-registered variable individual universal life insurance contracts that are marketed primarily to high net worth individuals. Significant fluctuations in Our sales of the variable life products are due mainly to the nature of the BOLI product -- high dollar volume per sale, low frequency of sales -- and the uncertainty surrounding BOLI's tax advantaged status since the release of the Clinton Administration's Fiscal Year 1998 Budget, continuing with the release of the 1999 Budget.



Investors Brokerage Services, Inc. ("IBS"), Our wholly-owned subsidiary, is the principal underwriter and distributor of the variable annuity and variable life products. Another Zurich affiliate is the principal underwriter and distributor for the BOLI and high net worth products.



Current crediting rates, a conservative investment strategy and the interest rate environment have impacted Our general account annuity sales over the last several years. Our general account fixed annuity sales were as follows (in millions):



                                                                 YEAR ENDED DECEMBER 31
                                                               --------------------------
                                                                1998      1997      1996
                                                                ----      ----      ----
General account fixed annuity sales.........................   $179.9    $145.7    $140.6
                                                               ======    ======    ======



Strong stock and bond markets during 1996 and most of 1997, which influenced potential buyers of fixed annuity products to purchase variable annuity products, caused sales of general account annuities to increase only slightly in 1997, compared with 1996. Sales of general account annuities increased in 1998, compared with 1997, as certain investors opted for fixed crediting rates rather than other investment alternatives available during a period of market uncertainty, primarily in the second half of 1998.



During 1998 and 1997, We assumed $21.6 million and $21.1 million, respectively, of term life insurance premiums from FKLA. Excluding the amounts assumed from FKLA, Our total term life sales, including new and renewal premiums, net of reinsurance ceded, amounted to $846 thousand in 1998, compared with $1.1 million in 1997 and $565 thousand in 1996.



FEDERAL INCOME TAX DEVELOPMENTS



In early 1999, the Clinton Administration's Fiscal Year 1999 Budget ("Budget") was released and contained certain proposals to change the taxation of BOLI. It is currently unknown whether or not such proposals will be accepted, amended or omitted in the final 1999 Budget approved by Congress. If the current Budget proposals are accepted, BOLI contracts may no longer be tax advantaged products and therefore less attractive to those customers who purchase them in recognition of their favorable tax attributes. Additionally, sales of these products during 1999 may also be negatively impacted until the likelihood of the current proposals being enacted into law has been determined.



YEAR 2000 COMPLIANCE



Many existing computer programs were originally designed without considering the impact of the year 2000 and currently use only two digits to identify the year in the date field. This issue affects nearly all companies and organizations and could cause computer applications and systems to fail or create erroneous results for any transaction with a date of January 1, 2000, or later.

Many companies must undertake major projects to address the year 2000 issue. Each company's costs and uncertainties will depend on a number of factors, including its software and hardware, and the nature of the industry. Companies must also coordinate with other entities with which they electronically interact, including suppliers, customers, creditors and other financial services institutions.



If a company does not successfully address its year 2000 issues, it could face material adverse consequences in the form of lawsuits against the company, lost business, erroneous results and substantial operating problems after January 1, 2000.



We have taken substantial steps over the last several years to ensure that Our systems will be compliant for the year 2000. Such steps have included the replacement of older systems with new systems which are already compliant. In 1996, We replaced Our investment accounting system, and, in 1997, We replaced its general ledger and accounts payable system. We have also ensured that new systems developed to support new product introductions in 1997, 1998 and beyond are already year 2000 compliant. Data processing expenses related solely to bringing Our systems in compliance with the year 2000 amounted to $1.3 million in 1998. We anticipate that it will cost an additional $662 thousand to bring all remaining systems into compliance.



Our policy administration systems have been completely renovated to be year 2000 compliant and are currently running in a test environment. Approximately 75 percent of Our ancillary systems confirmed to be year 2000 compliant were in production at December 31, 1998. We anticipate that all such systems will be in production at April 30, 1999 or sooner. Testing procedures have confirmed the performance, functionality, and integration of converted or replaced platforms, applications, databases, utilities, and interfaces in an operational environment. Our testing and verification for year 2000 compliance has encompassed the following:



     - mainframe computing systems



     - mainframe hardware and systems software



     - PC/LAN computing systems



     - PC/LAN hardware and systems software



     - end-user computing systems



     - interfaces to and from third parties, and



     - other miscellaneous electronic non-information systems



We have also taken steps requiring all other entities with which We electronically interact, including suppliers and other financial services institutions, to attest to Us in writing that their systems are year 2000 compliant.



If We do not successfully address Our year 2000 issues, We could face material adverse consequences from lawsuits, lost business, erroneous results and substantial operating problems after January 1, 2000. Although We fully expect to be year 2000 compliant by the close of 1999, We are currently developing contingency plans to handle the most reasonably likely worst case scenarios. These contingency plans are scheduled for completion in the third quarter of 1999.



NAIC RATIOS



The National Association of Insurance Commissioners (the "NAIC") annually calculates certain statutory financial ratios for most insurance companies in the United States. These calculations are known as the Insurance Regulatory Information System ("IRIS") ratios. Currently, twelve IRIS ratios are calculated. The primary purpose of the ratios is to provide an "early warning" of any negative developments. The NAIC reports a company's ratios to state regulators who may then contact the company if three or more ratios fall outside the NAIC's "usual ranges".



Based on statutory financial data as of December 31, 1998, We had two ratios outside the usual ranges, the change in reserving ratio and the change in premium ratio. Our change in reserving ratio reflected the level of interest-sensitive life surrenders and withdrawals during 1998, as well as the effects of a reinsurance agreement with FKLA. Our change in premium ratio reflected the $1.2 billion decrease in BOLI premiums received during 1998, compared with 1997. Other than certain states requesting quarterly financial reporting and/or explanations of the underlying causes for certain ratios, no state regulators have taken any action due to Our IRIS ratios for 1998 or earlier years.

RISK-BASED CAPITAL, ASSET ADEQUACY AND CODIFICATION



Under Illinois' asset adequacy and risk-based capital rules, state regulators may mandate remedial action for inadequately reserved or inadequately capitalized companies. The asset adequacy rules are designed to assure that assets supporting reserves are adequate to cover liabilities under a variety of economic scenarios. The focus of risk-based capital rules is a risk-based formula that applies prescribed factors to various risk elements in an insurer's business and investments to develop a minimum capital requirement designed to be proportional to the amount of risk assumed by the insurer. We have capital levels substantially exceeding any that would mandate action under the risk-based capital rules and is in compliance with applicable asset adequacy rules.



In March 1998, the NAIC approved the codification of statutory accounting principles. Codification is effective January 1, 2001; however, Our domiciliary state of Illinois has yet to adopt codification. In any event, We have not quantified the impact that codification will have on Our statutory financial position or results of operations.



RESERVES AND REINSURANCE



The following table provides a breakdown of Our reserves for future policy benefits by product type (in millions):



                                                              DECEMBER 31   DECEMBER 31
                                                                 1998          1997
                                                              -----------   -----------
General account annuities...................................    $2,864        $3,137
Interest-sensitive life insurance and other.................       688           709
Term life reserves..........................................         9            10
Ceded future policy benefits................................       345           383
                                                                ------        ------
          Total.............................................    $3,906        $4,239
                                                                ======        ======



Ceded future policy benefits shown above reflect coinsurance (indemnity reinsurance) transactions where We insured liabilities of approximately $516 million in 1992 and $416 million in 1991 with our affiliate Fidelity Life Association, A Mutual Legal Reserve Company ("FLA"). FLA shares directors, management, operations and employees with FKLA pursuant to an administrative and management services agreement. FLA produces policies not produced by FKLA or KILICO as well as other policies similar to certain FKLA policies. At December 31, 1998 and 1997, Our reinsurance reserve credit from FLA related to these coinsurance transactions totaled approximately $344.8 million and $382.6 million, respectively. Utilizing FKLA's employees, We are the servicing company for this coinsured business and We are reimbursed by FLA for the related servicing expenses.



During December 1997, We entered into a funds withheld reinsurance agreement with a Zurich affiliated company, ZC Life Reinsurance Limited ("ZC Life"), formerly EPICENTRE Reinsurance (Bermuda) Limited. Under the terms of this agreement, We ceded, on a yearly renewable term basis, ninety percent of the net amount at risk (death benefit payable to the insured less the insured's separate account cash surrender value) related to variable BOLI, which is held in Our separate accounts. During 1998, We modified the reinsurance agreement to increase the reinsurance from ninety percent to one hundred percent. During 1998 and 1997, We issued $6.9 billion (face amount) and $59.3 billion (face amount), respectively, of new BOLI business and ceded $11.1 billion (face amount) and $51.5 billion (face amount), respectively, to ZC Life under the terms of the treaty. During 1998 and 1997, We also ceded $175.5 million and $24.3 million, respectively, of separate account fees (cost of insurance charges) to ZC Life. We have also withheld approximately $170.9 million and $23.4 million of the funds due to ZC Life under the terms of the reinsurance agreement as a component of benefits and funds payable in the accompanying consolidated balance sheets in this Prospectus as of December 31, 1998 and 1997, respectively.



We have a large and growing funds withheld account ("FWA") supporting reserve credits on reinsurance ceded on the BOLI product. Amendments to the reinsurance contracts during 1998 changed the methodology used to determine increases to the FWA. A substantial portion of the FWA is now marked-to-market based upon the Total Return of the Governmental Bond Division of the KILICO Variable Series I Separate Account. During 1998, We recorded a $2.5 million increase to the FWA related to this mark-to-market. In November 1998, to properly match revenue and expenses, We placed assets supporting the FWA in a segmented portion of its General Account. This portfolio is classified as "trading" under Statement of Financial Accounting Standards No. 115 ("FAS 115"). FAS 115 mandates that assets held in a trading account be valued at fair value, with changes in fair value flowing through the income statement as realized capital gains and losses. During 1998, KILICO recorded a realized capital gain of $2.8 million upon transfer of these assets from "available for sale" to the trading portfolio as required by FAS 115. In addition, KILICO recorded realized capital losses of $151 thousand related to the changes in fair value of this portfolio during 1998. The fair value of this portfolio was $101.8 million at December 31, 1998, and the amortized cost was $99.1 million. We periodically purchase assets into this segmented portfolio to support changes in the FWA.



During 1996, KILICO assumed on a yearly renewable term basis approximately $14.4 billion (face amount) of term life insurance from FKLA. As a result of this transaction, We also recorded reserves in 1998 and 1997 of approximately $8.5 million and $7.9 million, respectively.



COMPETITION



We are in a highly competitive business. We compete with a large number of other stock and mutual life insurance companies, many of which are larger financially, although none is truly dominant in the industry. With Our emphasis on annuity products, We also compete for savings dollars with securities brokerage and investment advisory firms as well as other institutions that manage assets, produce financial products or market other types of investment products.



Our principal methods of competition continue to be innovative products, often designed for selected distribution channels and economic conditions, as well as appropriate product pricing, careful underwriting, expense control and the quality of services provided to policyholders and agents.



To address Our competition, We have adopted certain business strategies. These include:



     - systematic review of investment risk and its capital position



     - continued focus on existing and new variable annuity and variable life insurance products



     - distribution through diversified channels, and



     - ongoing efforts to continue as a low-cost provider of insurance products and high-quality services to agents and policyholders through the use of technology



EMPLOYEES



At December 31, 1998, We used the services of approximately 861 employees of FKLA, which are also shared with FLA and Zurich Life Insurance Company of America ("ZLICA"). On January 5, 1996, KILICO, FKLA, FLA and ZLICA began to operate under the trade name Zurich Kemper Life. On July 1, 1996, Kemper acquired 100 percent of the issued and outstanding common stock of ZLICA from Zurich.



REGULATION



We are generally subject to regulation and supervision by the insurance departments of Illinois and other jurisdictions where We are licensed to do business. These departments enforce laws and regulations designed to assure that insurance companies maintain adequate capital and surplus, manage investments according to prescribed character, standards and limitations and comply with a variety of operational standards. The departments also make periodic examinations of individual companies and review annual and other reports on the financial condition of each company operating within their respective jurisdictions. Regulations, which often vary from state to state, cover most aspects of the life insurance business, including market practices, policy forms and accounting and financial reporting procedures.



Insurance holding company laws enacted in many states grant additional powers to state insurance commissioners to regulate acquisition of and by domestic insurance companies, to require periodic disclosure of relevant information and to regulate certain transactions with related companies. These laws also impose prior approval requirements for certain transactions with affiliates and generally regulate dividend distributions by an insurance subsidiary to its holding company parent.



In addition, certain of Our variable life insurance and annuity products, and the related separate accounts, are subject to regulation by the Securities and Exchange Commission (the "SEC").



We believe We are in compliance in all material respects with all applicable regulations.

INVESTMENTS



A changing marketplace has affected the life insurance industry. To accommodate customers' increased preference for safety over higher yields, We have systematically reduced Our investment risk and strengthened Our capital position.



KILICO's cash flow is carefully monitored and its investment program is regularly and systematically planned to provide funds to meet all obligations and to optimize investment return. For securities, portfolio management is handled by an affiliated company, Scudder Kemper Investments, Inc. ("SKI") and its subsidiaries and affiliates. Our real estate-related investments are handled by a majority-owned Kemper real estate subsidiary. Investment policy is directed by KILICO's board of directors. Our investment strategies take into account the nature of each annuity and life insurance product, the respective crediting rates and the estimated future policy benefit maturities.



FORWARD-LOOKING STATEMENTS



All statements, trend analyses and other information contained in this Prospectus and elsewhere (such as in Our filings with the SEC, press releases, presentations by KILICO or its management or oral statements) about markets for Our products and trends in Our operations or financial results, as well as other statements including words such as "anticipate," "believe," "plan," "estimate," "expect," "intend," and other similar expressions, constitute forward-looking statements under the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to known and unknown risks, uncertainties and other factors which may cause actual results to be materially different from those contemplated by the forward-looking statements. These factors include, among other things:



  (i) general economic conditions and other factors, including prevailing interest rate levels and stock market performance, which may affect Our ability to sell Our products, the market value of Our investments and the lapse rate and profitability of KILICO's contracts



 (ii) Our ability to achieve anticipated levels of operational efficiencies through certain cost-saving initiatives



 (iii) customer response to new products, distribution channels and marketing initiatives



 (iv) mortality, morbidity, and other factors which may affect the profitability of Our insurance products



 (v) changes in the federal income tax laws and regulations which may affect the relative tax advantages of some of Our products



 (vi) increasing competition which could affect the sale of Our products



 (vii) regulatory changes or actions, including those relating to regulation of financial services affecting (among other things) bank sales and underwriting of insurance products, regulations of the sale and underwriting and pricing of insurance products, and



(viii) the risk factors or uncertainties listed from time to time in Our filings with the SEC



                                   PROPERTIES



We primarily share 84,270 sq. ft. of office space leased by FKLA from Lumbermens Mutual Casualty Company, a former affiliate, ("Lumbermens"), located in Long Grove, Illinois. We also share 74,000 sq. ft. of office space leased by FKLA and ZLICA from Zurich American Insurance Company, an affiliate, located in Schaumburg, Illinois.



                               LEGAL PROCEEDINGS



KILICO has been named as defendant in certain lawsuits incidental to insurance business. Based upon the advice of legal counsel, Our management believes that the resolution of these various lawsuits will not result in any material adverse effect on KILICO's consolidated financial position.

                            SELECTED FINANCIAL DATA



The following table sets forth selected financial information for KILICO for the five years ended December 31, 1998, and for the opening balance sheet as of the acquisition date, January 4, 1996. This information should be read in conjunction with KILICO's consolidated financial statements and notes thereto included in this Prospectus. All amounts are shown in millions.



                                                                                                             PREACQUISITION
                                                                                                             --------------
                                                                                                               DECEMBER 31
                                                  DECEMBER 31   DECEMBER 31   DECEMBER 31   JANUARY 4          -----------
                                                     1998          1997          1996        1996(2)      1995             1994
                                                  -----------   -----------   -----------   ---------     ----             ----
TOTAL REVENUE...................................   $   419.7     $   425.5     $  356.2     $     --    $   68.1(1)      $  330.5
                                                   =========     =========     ========     ========    ========         ========
NET INCOME EXCLUDING REALIZED INVESTMENT
  RESULTS.......................................   $    31.4     $    31.9     $   25.6     $     --    $   74.2         $   61.9
                                                   =========     =========     ========     ========    ========         ========
NET INCOME (LOSS)...............................   $    65.1     $    38.7     $   34.4     $     --    $ (133.0)(1)     $   26.4
                                                   =========     =========     ========     ========    ========         ========
FINANCIAL SUMMARY
Total separate account assets...................   $ 7,099.2     $ 5,122.0     $2,127.2     $1,761.1    $1,761.1         $1,508.0
                                                   =========     =========     ========     ========    ========         ========
Total assets....................................   $12,239.7     $10,589.7     $7,717.9     $7,682.7    $7,581.7         $7,537.1
                                                   =========     =========     ========     ========    ========         ========
Future policy benefits..........................   $ 3,561.6     $ 3,856.9     $4,256.5     $4,585.1    $4,573.2         $4,843.7
                                                   =========     =========     ========     ========    ========         ========
Stockholder's equity............................   $   853.9     $   865.6     $  751.0     $  745.6    $  605.9         $  434.0
                                                   =========     =========     ========     ========    ========         ========


---------------

(1) Real estate-related investment losses adversely impacted total revenue and net income (loss) for 1995. These losses reflect a change in KILICO's strategy with respect to its real estate-related investments resulting from the January 4, 1996 acquisition of Kemper by the Zurich-led investor group.



(2) The consolidated information presented as of the acquisition on January 4, 1996 is accounted for using the purchase method of accounting.

                    MANAGEMENT'S DISCUSSION AND ANALYSIS OF


                            FINANCIAL CONDITION AND


                             RESULTS OF OPERATIONS



As discussed in the note captioned "Summary of Significant Accounting Policies" in the notes to the consolidated financial statements, Kemper, and therefore KILICO, were acquired on January 4, 1996, by an investor group led by Zurich. In connection with the acquisition, KILICO's assets and liabilities were marked to their respective fair values as of the acquisition date in conformity with the purchase accounting method required under generally accepted accounting principles.



RESULTS OF OPERATIONS



KILICO recorded net income of $65.1 million in 1998, compared with net income of $38.7 million in 1997 and $34.4 million in 1996. The increase in net income in 1998, compared with 1997, was due to a significant increase in net realized capital gains and a decrease in goodwill amortization, offset by a slight decline in operating earnings before amortization of goodwill.



The following table reflects the components of net income:



NET INCOME


(in millions)



                                                                      YEAR ENDED DECEMBER 31
                                                                  ------------------------------
                                                                   1998        1997        1996
                                                                   ----        ----        ----
Operating earnings before amortization of goodwill..........      $ 44.1      $ 47.2      $ 35.8
Amortization of goodwill....................................       (12.7)      (15.3)      (10.2)
Net realized investment gains...............................        33.7         6.8         8.8
                                                                  ------      ------      ------
          Net income........................................      $ 65.1      $ 38.7      $ 34.4
                                                                  ======      ======      ======



The following table reflects the major components of realized investment results included in net income above.



REALIZED INVESTMENT RESULTS, AFTER TAX


(in millions)



                                                                      YEAR ENDED DECEMBER 31
                                                                  ------------------------------
                                                                   1998        1997        1996
                                                                   ----        ----        ----
Real estate-related gains...................................      $ 26.9      $ 12.8      $ 11.4
Fixed maturity write-downs..................................        (2.0)       (2.8)        (.9)
Other gains (losses), net...................................         8.8        (3.2)       (1.7)
                                                                  ------      ------      ------
          Total.............................................      $ 33.7      $  6.8      $  8.8
                                                                  ======      ======      ======



The real estate-related gains over the last three years, reflect Our adoption of Zurich's strategy for disposition of real estate-related investments. This strategy to reduce exposure to real estate-related investments, as well as improving real estate market conditions in most areas of the country, generated the increasing real estate-related gains during the last three years. Fixed maturity write-downs in 1998 and 1997 primarily reflect other-than-temporary declines in value of certain U.S. dollar denominated fixed maturity investments which have significant exposure to countries in Southeast Asia, as well as other U.S. dollar denominated securities that had other-than-temporary declines in value in 1998. Other realized investment gains and losses for 1998, 1997 and 1996 relate primarily to the sale of fixed maturity investments, as well as gains from equity securities in 1998. The losses generated in 1997 and 1996 arose primarily from the sale of fixed maturity investments, consisting of lower yielding U.S. Treasury bonds, collateralized mortgage obligations and corporate bonds, related to ongoing repositionings of Our fixed maturity investment portfolio. The proceeds from the repositionings, together with cash and short-term investments, were reinvested into higher yielding corporate bonds and asset-backed securities in 1997 and 1996.



Operating earnings before the amortization of goodwill decreased to $44.1 million in 1998, compared with $47.2 million in 1997. Operating earnings decreased in 1998 before the amortization of goodwill, compared with 1997, primarily due to:



     - a decrease in separate account fees and charges

     - an increase in commissions and operating expenses



     - an increase in the amortization of insurance acquisition costs, offset by



     - a decrease in taxes, licenses and fees



     - an increase in the deferral of insurance acquisition costs, and



     - a decrease in the amortization of the value of business acquired



Operating earnings before the amortization of goodwill increased to $47.2 million in 1997, compared with $35.8 million in 1996, primarily due to:



     - an increase in spread revenue (investment income earned less interest credited)



     - an increase in separate account fees and charges



     - an increase in premium income



     - an increase in the deferral of insurance acquisition costs, offset by



     - an increase in claims incurred and other policyholder benefits



     - an increase in taxes, licenses and fees, and



     - an increase in commissions and operating expenses



Investment income and interest credited declined in 1998, compared with 1997 and 1996, as a result of a decrease in both total invested assets and liabilities for future policy benefits to policyholders. Such decreases were the result of surrender and withdrawal activity over the last three years. Investment income also decreased in 1998, compared with 1997, due to reinvestment of 1998 fixed maturity sales proceeds at lower yields than in 1997 and higher amortization of bond premium. This amortization was due to an increase in certain collateralized mortgage obligation prepayments due to the low interest rate environment in 1998.



Investment income was also reduced over the last three years reflecting purchase accounting adjustments related to the amortization of premiums on fixed maturity investments. Under purchase accounting, the fair value of KILICO's fixed maturity investments as of January 4, 1996 became KILICO's new cost basis in the investments. The difference between the new cost basis and original par is then amortized against investment income over the remaining effective lives of the fixed maturity investments. As a result of the interest rate environment as of January 4, 1996, the market value of KILICO's fixed maturity investments was approximately $133.9 million greater than original par. Premium amortization decreased investment income by approximately $14.4 million in 1998, compared with $15.3 million in 1997 and $22.7 million in 1996.



Investment income was also negatively impacted during 1996 by a higher level of cash and short-term investments held in the first quarter of 1996. The increase in cash and short-term investments in the first quarter of 1996 was caused in part by the cash proceeds received from bulk sales of real estate-related investments in late December 1995.



Investment income was negatively impacted by dividends paid to Kemper in 1998. Investment income was positively impacted in 1997 and 1996 from the benefits of capital contributions to KILICO and from the above-mentioned repositionings of Our investment portfolio.

The following table reflects KILICO's sales.



SALES


(in millions)



                                                                 YEAR ENDED DECEMBER 31
                                                              ----------------------------
                                                                1998       1997      1996
                                                                ----       ----      ----
Annuities:
  General account...........................................  $  179.9   $  145.7   $140.6
  Separate account..........................................     300.4      259.8    254.6
                                                              --------   --------   ------
     Total annuities........................................     480.3      405.5    395.2
                                                              --------   --------   ------
Life Insurance:
  Separate account bank-owned variable
     universal life ("BOLI")................................   1,501.0    2,700.0       --
  Separate account variable universal life..................      22.0        8.6       .2
  Term life.................................................      22.4       22.2      7.8
  Interest-sensitive life...................................        .2         --       .6
                                                              --------   --------   ------
     Total life.............................................   1,545.6    2,730.8      8.6
                                                              --------   --------   ------
               Total sales..................................  $2,025.9   $3,136.3   $403.8
                                                              ========   ========   ======



Sales of annuity products consist of total deposits received. General account annuity sales increased in 1998, compared with 1997, as certain investors opted for fixed crediting rates rather than other investment alternatives available during a period of market uncertainty, primarily in the second half of 1998. The slight increase in 1997 general account (fixed annuity) sales, compared with 1996, reflected the low interest rate environment and the strong equity market during 1997.



The increase in separate account (variable sales) in 1998, compared with 1997 and 1996, was in part due to:



     - the addition of new separate account investment fund options



     - the addition of new investment fund managers



     - a strong overall underlying stock and bond market, and



     - a new variable annuity product introduced during 1998



Sales of variable annuities increase administrative fees earned. In addition, they pose minimal investment risk for KILICO, as policyholders direct their premium to one or more subaccounts that invest in underlying investment funds which invest in stocks and bonds. We believe that the increase in Our financial strength and performance ratings in January 1996, together with Our association with Zurich, will continue to assist in Our future sales efforts.



In 1997, We introduced several non-registered variable universal life insurance contracts, BOLI and a series of individual universal life insurance contracts. Sales of these separate account variable products, like variable annuities, pose minimal investment risk for KILICO as policyholders also direct their premium to one or more subaccounts that invest in underlying investment funds which invest in stocks and bonds. We receive premium tax and DAC tax expense loads from certain contract holders, as well as administrative fees and cost of insurance charges. These fees and charges compensate Us for providing life insurance coverage to the contractholders in excess of their cash surrender values. Face amount of new variable universal life insurance business issued amounted to $7.7 billion in 1998, compared with $59.6 billion in 1997. The decrease in face amount issued in 1998, compared to 1997 is due to a significant portion of renewal premiums in 1998 and higher funded policies issued in 1998, compared to those issued in 1997.



In early 1999, the Clinton Administration's Fiscal Year 1999 Budget ("Budget") was released and contained certain proposals to change the taxation of BOLI. It is currently unknown whether or not such proposals will be accepted, amended or omitted in the final 1999 Budget approved by Congress. If the current Budget proposals are accepted, BOLI contracts may no longer be tax advantaged products and therefore no longer attractive to those customers who purchase them because of their favorable tax attributes. Sales of these products during 1999 may be negatively impacted until the likelihood of the current proposals being enacted into law has been determined.

In 1998 and 1997, KILICO assumed $21.6 million and $21.1 million, respectively, of term life insurance premiums from FKLA. Excluding the amounts assumed from FKLA, KILICO's total term life sales, including new and renewal premiums, amounted to $846 thousand in 1998, compared with $1.1 million in 1997 and $565 thousand in 1996. The face amounts of new term business issued during 1998, 1997 and 1996 totaled approximately $276 million, $278 million and $187 million, respectively.



Included in separate account fees and charges are administrative fees received from Our separate account products of $38.3 million in 1998, compared with $31.0 million and $25.3 million in 1997 and 1996, respectively. Administrative fee revenue increased in each of the last three years due to growth in average separate account assets.



Also included in separate account fees and charges in 1998 and 1997 are cost of insurance ("COI") charges related to variable universal life insurance, primarily BOLI, of $167.6 million and $27.6 million, respectively. Of these COI charges, $175.5 million and $24.3 million of such fees were ceded in 1998 and 1997, respectively, to a Zurich affiliated company, ZC Life Reinsurance Limited ("ZC Life"), formerly EPICENTER Reinsurance (Bermuda) Limited. In 1998, KILICO ceded in excess of 100 percent of the COI charges received due to changes to the reinsurance agreement with ZC Life. Separate account fees and charges in 1998 and 1997 also include BOLI-related premium tax expense loads of $29.1 million and $51.1 million, respectively.



Other income includes surrender charge revenue of $4.0 million in 1998, compared with $5.2 million and $5.4 million in 1997 and 1996, respectively. The decrease in surrender charge revenue in 1998, compared with 1997, primarily reflects a decrease in total general account and separate account policyholder surrenders and withdrawals. The slight decrease in surrender charge revenue in 1997, compared with 1996, reflects that 46 percent of KILICO's fixed and variable annuity liabilities, excluding BOLI, at December 31, 1997 are subject to minimal (5 percent or less) or no surrender charges, compared with 57 percent in 1996. This decrease in surrender charge revenue in 1997 was offset somewhat by an increase in total general account and separate account policyholder surrenders and withdrawals.



POLICYHOLDER SURRENDERS, WITHDRAWALS AND DEATH BENEFITS


(in millions)



                                                                 1998      1997      1996
                                                                 ----      ----      ----
General account.............................................    $645.5    $703.1    $652.0
Separate account............................................     260.9     236.2     196.7
                                                                ------    ------    ------
     Total..................................................    $906.4    $939.3    $848.7
                                                                ======    ======    ======



Reflecting the current interest rate environment and other competitive market factors, We adjust Our crediting rates on interest-sensitive products over time in order to manage spread revenue and policyholder surrender and withdrawal activity. We can also improve spread revenue over time by increasing investment income. The current interest rate environment during 1997 and 1998, has mitigated at present, competitive pressures to increase existing renewal crediting rates.



General account surrenders, withdrawals and death benefits decreased $57.6 million in 1998, compared with 1997. This decrease primarily reflects a decrease in surrenders and withdrawals due to uncertainty with alternative investment options because of market instability during the second half of 1998.



Taxes, licenses and fees decreased $22.3 million in 1998 to $30.3 million, reflecting the decrease in premium taxes on BOLI. Excluding the taxes due on BOLI, for which We received a corresponding expense load in separate account fees and other charges, taxes, licenses and fees amounted to $1.5 million, compared with $1.5 million in 1997 and $2.2 million in 1996.



Commission expense was higher in 1998, compared with both 1997 and 1996, due to an increase in total sales, excluding BOLI.



Operating expenses increased in 1998 and 1997, compared with 1996, as a result of:



     - restaffing after the completion of the acquisition and for new business initiatives



     - an increase in various outside consulting fees



     - an increase in printing and stationary expenses for sales materials, and

     - an increase in data processing expenses



Data processing expenses increased to $12.9 million in 1998, compared with $10.8 million in 1997 and $4.1 million in 1996, primarily due to:



     - infrastructure improvements related to new product development



     - new systems implemented and put into production



     - system conversion projects



     - development of a data warehouse, and



     - costs related to bringing Our systems in compliance with the year 2000



Data processing expenses related to bringing Our systems in compliance with the year 2000 amounted to $1.3 million in 1998. We currently anticipate that it will cost an additional $662 thousand to bring all remaining systems in compliance.



Operating earnings were positively impacted by the deferral of insurance acquisition costs in 1998, compared with 1997 and 1996. The deferral of insurance acquisition costs increased in 1998, compared with both 1997 and 1996. This reflects an increase in commissions expense and operating expenses related directly to the increase in production of new business.



Operating earnings were negatively impacted by the amortization of insurance acquisition costs in 1998 and 1997, compared with 1996, with the most dramatic increase occurring in 1998. The increase in amortization of insurance acquisition costs in 1998, compared with 1997, was primarily due to the increase in production of new business in 1998, as well as increased profits in 1998. These increases tend to accelerate amortization. Deferred insurance acquisition costs, and their related amortization, for policies sold prior to January 4, 1996 have been replaced under purchase accounting by the value of business acquired. The value of business acquired reflects the present value of the right to receive future cash flows from insurance contracts existing at the date of acquisition. The amortization of the value of business acquired is calculated assuming an interest rate equal to the liability or contract rate on the value of the business acquired. Deferred insurance acquisition costs are established on all new policies sold after January 4, 1996.



The amortization of the value of business acquired decreased in 1998, compared with 1997, as a result of:



     - a significant increase in separate account assets, which increases estimated future gross profits and shifts amortization to later years



     - a decreasing block of business previously acquired, resulting in less amortization as gross profits on this business decrease, offset by



     - a significant increase in realized capital gains which tend to accelerate the amortization of the value of business acquired as the gains tend to decrease Our projected future estimated gross profits



The difference between the cost of acquiring KILICO and the net fair value of KILICO's assets and liabilities as of January 4, 1996 was recorded as goodwill. During 1996, We began to amortize goodwill on a straight-line basis over twenty-five years. In December of 1997, We changed Our amortization period to twenty years in order to conform to Zurich's accounting practices and policies. As a result of the change in amortization periods, We recorded an increase in amortization expense of $5.1 million during 1997.



INVESTMENTS



Our principal investment strategy is to maintain a balanced, well-diversified portfolio supporting the insurance contracts written. We make shifts in Our investment portfolio depending on, among other factors:



     - its evaluation of risk and return in various markets



     - consistency with Our business strategy and investment guidelines approved by the board of directors



     - the interest rate environment



     - liability durations, and



     - changes in market and business conditions

INVESTED ASSETS AND CASH


(in millions)



                                                               DECEMBER 31       DECEMBER 31
                                                                   1998              1997
                                                               -----------       -----------
Cash and short-term investments.............................  $   72     1.7%   $  260     5.8%
Fixed maturities:
  Investment-grade:
     NAIC(1) Class 1........................................   2,663    63.7     3,004    67.1
     NAIC(1) Class 2........................................     724    17.3       651    14.5
  Below investment grade:
     Performing.............................................      96     2.3        14      .3
     Nonperforming..........................................      --      --        --      --
Trading account securities..................................     102     2.4        --      --
Joint venture mortgage loans................................      66     1.6        73     1.6
Third-party mortgage loans..................................      76     1.8       103     2.3
Other real estate-related investments.......................      22      .5        44     1.0
Policy loans................................................     271     6.5       282     6.3
Equity securities...........................................      67     1.6        25      .6
Other.......................................................      24      .6        21      .5
                                                              ------   -----    ------   -----
          Total(2)..........................................  $4,183   100.0%   $4,477   100.0%
                                                              ======   =====    ======   =====


---------------


(1) National Association of Insurance Commissioners ("NAIC").


     -- Class 1 = A- and above


    -- Class 2 = BBB- through BBB+


(2) See the note captioned "Financial Instruments--Off-Balance-Sheet Risk" in the notes to the consolidated financial statements.



FIXED MATURITIES



We are carrying Our fixed maturity investment portfolio, which We consider available for sale, at estimated fair value. The aggregate unrealized appreciation or depreciation is recorded as a component of accumulated other comprehensive income, net of any applicable income tax expense. The aggregate unrealized appreciation (depreciation) on fixed maturities at December 31, 1998 and 1997 was $61.3 million and $24.6 million, respectively. Fair values are sensitive to movements in interest rates and other economic developments and can be expected to fluctuate, at times significantly, from period to period.



At December 31, 1998, investment-grade fixed maturities and cash and short-term investments accounted for 82.7 percent of Our invested assets and cash, compared with 87.4 percent at December 31, 1997. Approximately 53.4 percent of Our NAIC Class 1 bonds were rated AAA or equivalent at year-end 1998, compared with 54.0 percent at December 31, 1997.



Approximately 28.0 percent of Our investment-grade fixed maturities at December 31, 1998 were mortgage-backed securities, down from 35.1 percent at December 31, 1997, due to sales and paydowns during 1998. These investments consist primarily of marketable mortgage pass-through securities issued by the Government National Mortgage Association, the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation and other investment-grade securities collateralized by mortgage pass-through securities issued by these entities. We have not made any investments in interest-only or other similarly volatile tranches of mortgage-backed securities. Our mortgage-backed investments are generally of AAA credit quality, and the markets for these investments have been and are expected to remain liquid. We plan to continue to reduce Our holding of these investments over time.



As a result of the previously discussed repositionings of Our fixed maturity portfolio, approximately 15.4 percent and 10.8 percent of Our investment-grade fixed maturities at December 31, 1998 and 1997, respectively, consisted of corporate asset-backed securities. The majority of Our investments in asset-backed securities were backed by home equity loans (21.9%), auto loans (8.2%), manufactured housing loans (14.8%), equipment loans (5.2%), and commercial mortgage backed securities ("CMBs") (22.1%).



Future investment income from mortgage-backed securities and other asset-backed securities may be affected by the timing of principal payments and the yields on reinvestment alternatives available at the time of such payments. As a result of purchase accounting adjustments to fixed maturities, most of Our mortgage-backed securities are carried at a premium over par. Prepayment activity resulting from a decline in interest rates on such securities purchased at a premium would accelerate the amortization of the premiums. Accelerated amortization would result in reductions of investment income related to such securities.



At December 31, 1998 and 1997 We had unamortized premiums and discounts related to mortgage-backed and asset-backed securities as follows (in millions):



                                                               DECEMBER 31
                                                              -------------
                                                              1998    1997
                                                              ----    ----
Unamortized premiums........................................  $15.8   $19.6
                                                              =====   =====
Unamortized discounts.......................................  $ 4.6   $ 5.2
                                                              =====   =====



Amortization of the discount or premium from mortgage-backed and asset-backed securities is recognized using a level effective yield method. This method considers the estimated timing and amount of prepayments of the underlying loans and is adjusted to reflect differences between the prepayments originally anticipated and the actual prepayments received and currently anticipated. To the extent that the estimated lives of these securities change as a result of changes in prepayment rates, the adjustment is also included in net investment income.

The table below provides information about Our mortgage-backed and asset-backed securities that are sensitive to changes in interest rates. The expected maturity dates have been calculated on a security by security basis using prepayment assumptions obtained from a survey conducted by a securities information service. These assumptions are consistent with the current interest rate and economic environment.



                                    CARRYING                                                                          FAIR VALUE
                                    VALUE AT                     EXPECTED MATURITY DATE                                   AT
                                  DECEMBER 31,   ------------------------------------------------------              DECEMBER 31,
          (IN MILLIONS)               1998        1999     2000     2001    2002     2003    THEREAFTER    TOTAL         1998
          -------------           ------------    ----     ----     ----    ----     ----    ----------    -----     ------------
Fixed Maturities:
  Mortgage-backed bonds..........   $  946.7     $137.2   $ 85.7   $ 48.3   $47.7   $149.6     $478.2     $  946.7     $  946.7
     Average yield...............       6.45%      6.46%    6.42%    6.43%   6.42%    6.42%      6.42%        6.45%        6.45%
  Asset-backed bonds.............   $  407.4     $ 17.9   $ 36.1   $ 49.8   $36.1   $ 31.9     $235.6     $  407.4     $  407.4
     Average yield...............       6.67%      6.73%    6.75%    6.82%   6.90%    6.90%      6.95%        6.67%        6.67%
  CMBs...........................   $  115.5     $  1.3   $  1.2   $  1.4   $ 1.5   $ 12.3     $ 97.8     $  115.5     $  115.5
     Average yield...............       6.25%      6.28%    6.28%    6.28%   6.28%    6.28%      6.28%        6.25%        6.25%
                                    --------                                                              --------     --------
                                    $1,469.6                                                              $1,469.6     $1,469.6
                                    ========                                                              ========     ========



                                     CARRYING                                                                         FAIR VALUE
                                     VALUE AT                    EXPECTED MATURITY DATE                                   AT
                                   DECEMBER 31,   -----------------------------------------------------              DECEMBER 31,
          (IN MILLIONS)                1997        1998     1999     2000    2001    2002    THEREAFTER    TOTAL         1997
          -------------            ------------    ----     ----     ----    ----    ----    ----------    -----     ------------
Fixed Maturities:
  Mortgage-backed bonds...........   $1,283.6     $219.1   $232.5   $145.1   $92.2   $64.5     $530.2     $1,283.6     $1,283.6
    Average yield.................       6.58%      6.60%    6.61%    6.64%   6.64%   6.63%      6.67%        6.58%        6.58%
  Asset-backed bonds..............   $  353.0     $ 18.9   $ 16.9   $ 30.8   $35.5   $47.2     $203.7     $  353.0     $  353.0
    Average yield.................       6.81%      6.85%    7.04%    7.05%   7.15%   7.13%      7.20%        6.81%        6.81%
  CMBs............................   $   42.2     $  0.3   $  0.4   $  0.4   $ 0.4   $ 8.0     $ 32.7     $   42.2     $   42.2
    Average yield.................       6.64%      6.64%    6.64%    6.64%   6.64%   6.63%      6.63%        6.64%        6.64%
                                     --------                                                             --------     --------
                                     $1,678.8                                                             $1,678.8     $1,678.8
                                     ========                                                             ========     ========

The current weighted average maturity of the mortgage-backed and asset-backed securities at December 31, 1998, is 4.0 years. A 200 basis point increase in interest rates would extend the weighted average maturity by approximately .65 of a year, while a 200 basis point decrease in interest rates would decrease the weighted average maturity by approximately 1.45 years.



The weighted average maturity of the mortgage-backed and asset-backed securities at December 31, 1997, was 3.8 years. A 200 basis point increase in interest rates would have extended the weighted average maturity by approximately 1.0 year, while a 200 basis point decrease in interest rates would have decreased the weighted average maturity by approximately 1.3 years.



As of December 31, 1998, We had $29.9 million of U.S. dollar denominated fixed maturity investments, after write-downs for other-than-temporary declines in value, which have significant exposure to countries in Southeast Asia. Approximately $3.5 million of these securities were from Korea, $17.6 million were from Hong Kong, China, $2.9 million were from South Korea and the remainder were from a United Kingdom bank with most of its loans issued to countries in Southeast Asia. Write-downs on these securities, which were considered to be other-than-temporary, as of December 31, 1998 and 1997 amounted to $1.1 million and $3.1 million, respectively. There can be no assurance that the current estimate for other-than-temporary declines in value for such securities will prove accurate over time due to changing economic conditions in Southeast Asia.



Below investment-grade securities holdings (NAIC classes 3 through 6), representing securities of 40 issuers at December 31, 1998, totaled 2.3 percent of cash and invested assets at December 31, 1998 and .3 percent at December 31, 1997. Below investment-grade securities are generally unsecured and often subordinated to other creditors of the issuers. These issuers may have relatively higher levels of indebtedness and be more sensitive to adverse economic conditions than investment-grade issuers. Our strategy of limiting exposure to below investment-grade securities takes into account the more conservative nature of today's consumer and the resulting demand for higher-quality investments in the life insurance and annuity marketplace.



REAL ESTATE-RELATED INVESTMENTS



The $164.4 million real estate-related portfolio We hold, consists of joint venture and third-party mortgage loans and other real estate-related investments. The real estate-related portfolio constituted 3.9 percent of cash and invested assets at December 31, 1998, compared with $220.0 million, or 4.9 percent, at December 31, 1997. The decrease in real estate-related investments during 1998 was primarily due to asset sales and a net increase of $16.1 million in real estate-related reserves during 1998.



As reflected in the "Real estate portfolio" table below, We have continued to fund both existing projects and legal commitments. The future legal commitments were $64.4 million at December 31, 1998. This amount represented a net decrease of $10.9 million since December 31, 1997, primarily due to sales in 1998. As of December 31, 1998, We expect to fund approximately $.2 million of these legal commitments, along with providing capital to existing projects. The disparity between total legal commitments and the amount expected to be funded relates principally to standby financing arrangements that provide credit enhancements to certain tax-exempt bonds. We do not currently expect to fund these commitments. The total legal commitments, along with estimated working capital requirements, are considered in Our evaluation of reserves and write-downs.



Excluding the $1.2 million of net equity investments in joint ventures, Our real estate loans totaled $163.2 million at December 31, 1998, after reserves and write-downs. Of this amount, $131.3 million are on accrual status with a weighted average interest rate of approximately 8.79 percent. Of these accrual loans:



     - 17.0 percent have terms requiring current periodic payments of their full contractual interest



     - 46.1 percent require only partial payments or payments to the extent of borrowers' cash flow, and



     - 36.9 percent defer all interest to maturity

The equity investments in real estate at December 31, 1998 consisted of Our other equity investments in joint ventures. These equity investments include Our share of periodic operating results. As an equity owner or affiliate of an equity owner, We have the ability to fund, and historically have elected to fund, operating requirements of certain joint ventures.



REAL ESTATE PORTFOLIO


(in millions)



                                                                               OTHER REAL ESTATE-RELATED
                                                        MORTGAGE LOANS                INVESTMENTS
                                                       ----------------   ------------------------------------
                                                        JOINT    THIRD-    OTHER     REAL ESTATE     EQUITY
                                                       VENTURE   PARTY    LOANS(2)      OWNED      INVESTMENTS   TOTAL
                                                       -------   ------   --------   -----------   -----------   -----
Balance at December 31, 1997.........................  $ 72.7    $103.0    $21.1        $ 4.0        $ 19.2      $220.0(1)
Additions (deductions):
Fundings.............................................    13.1        --       --           .2            --        13.3
Interest added to principal..........................     6.3       2.8       --           --            --         9.1
Sales/paydowns/distributions.........................   (11.8)    (30.1)     (.3)        (6.6)        (27.0)      (75.8)
Operating gain.......................................      --        --       --           --            .2          .2
Transfers............................................      --        --       --          (.7)           --         (.7)
Net realized investments gains (losses)..............    (3.0)     32.4       .4          3.1           8.5        41.4(4)
Other transactions, net..............................   (11.5)    (31.6)     (.3)          --            .3       (43.1)(4)
                                                       ------    ------    -----        -----        ------      ------
Balance at December 31, 1998.........................  $ 65.8    $ 76.5    $20.9        $   0        $  1.2      $164.4(3)
                                                       ======    ======    =====        =====        ======      ======


---------------

(1) Net of $9.2 million reserve and write-downs. Excludes $9.5 million of real estate-related accrued interest.



(2) The other real estate loans were notes receivable evidencing financing, primarily to joint ventures. These loans were issued by KILICO generally to provide financing for Kemper's or KILICO's joint ventures for various purposes.



(3) Net of $25.3 million reserve and write-downs. Excludes $8.7 million of real estate-related accrued interest.



(4) Included in this amount is $37.0 million of contingent interest payments related to a 1995 real estate sale. These payments were recorded as realized investment gains and then deducted from other transactions because they did not affect the carrying value.



REAL ESTATE CONCENTRATIONS AND OUTLOOK



Our real estate portfolio is distributed by geographic location and property type. However, We have concentration exposures in certain states and in certain types of properties. In addition to these exposures, We also have exposures to certain real estate developers and partnerships.



As a result of Our ongoing strategy to reduce Our exposure to real estate-related investments, as of December 31, 1998, We had three remaining properties which account for approximately 87.2 percent of Our $164.4 million real estate-related portfolio.



The largest of these investments at December 31, 1998 amounted to $64.5 million and consisted of second mortgages on nine hotel properties and two office buildings. Patrick M. Nesbitt or his affiliates, a third-party real estate developer, have ownership interests in these properties. These hotels and office buildings are geographically dispersed and the current market values of the underlying properties substantially exceed the balances due on Our mortgages. These loans are on accrual status.



Our loans to a master limited partnership (the "MLP") between subsidiaries of Kemper and subsidiaries of Lumbermens, amounted to $51.6 million at December 31, 1998. The MLP's underlying investment primarily consists of a water development project located in California's Sacramento River Valley. This project is currently in the final stages of a permit process with various Federal and California State agencies which will determine the long-term economic viability of the project. Loans to the MLP are on accrual status.



The remaining significant real estate-related investment amounted to $27.3 million at December 31, 1998 and consisted of various zoned and unzoned residential and commercial lots located in Hawaii. Due to certain negative zoning restriction developments in January 1997 and a continuing economic slump in Hawaii, We have placed these real estate-related investments on nonaccrual status as of December 31, 1996. We are currently pursuing the zoning of all remaining unzoned properties, as well as pursuing steps to sell all remaining zoned properties. However, due to the state of Hawaii's economy, which has lagged behind the economic expansion of most of the rest of the United States, We anticipate that it could be several additional years until We completely dispose of all investments in Hawaii.



We evaluate Our real estate-related investments (including accrued interest) using an estimate of the investments observable market price, net of estimated selling costs. Because Our real estate review process includes estimates involving changing economic conditions and other factors, there can be no assurance that current estimates will prove accurate over time. Our real estate-related investments are expected to continue to decline further through future sales. Our net income could be materially reduced in future periods if:



     - real estate market conditions worsen in areas where Our portfolio is located



     - Kemper's and KILICO's plans with respect to certain projects change, or



     - necessary construction or zoning permits are not obtained



The following table is a summary of Our troubled real estate-related investments:



TROUBLED REAL ESTATE-RELATED INVESTMENTS


(BEFORE RESERVES AND WRITE-DOWNS, EXCEPT FOR REAL ESTATE OWNED)


(in millions)



                                                              DECEMBER 31   DECEMBER 31
                                                                 1998          1997
                                                              -----------   -----------
Potential problem loans(1)..................................     $  --         $  --
Past due loans(2)...........................................        --            --
Nonaccrual loans (primarily Hawaiian properties)(3).........      37.4          47.4
Real estate owned...........................................        --           4.0
                                                                 -----         -----
          Total.............................................     $37.4         $51.4
                                                                 =====         =====


---------------


(1) These are real estate-related investments where KILICO, based on known information, has serious doubts about the borrowers' abilities to comply with present repayment terms and which We anticipate may go into nonaccrual, past due or restructured status.



(2) Interest more than 90 days past due but not on nonaccrual status.



(3) We do not accrue interest on real estate-related investments when We judge that the likelihood of interest collection is doubtful. Loans on nonaccrual status after reserves and write-downs amounted to $31.8 million and $41.8 million at December 31, 1998 and December 31, 1997, respectively.



NET INVESTMENT INCOME



Our pre-tax net investment income totaled $273.5 million in 1998, compared with $296.2 million in 1997 and $299.7 million in 1996. This includes Our share of the operating losses from equity investments in real estate consisting of other income less depreciation, interest and other expenses. Such operating results exclude interest expense on loans which are on nonaccrual status. As previously discussed, Our net investment income in 1998 and 1997, compared with 1996, has been negatively impacted by purchase accounting adjustments.



Our total foregone investment income before tax on both nonperforming fixed maturity investments and nonaccrual real estate-related investments was as follows:



FOREGONE INVESTMENT INCOME


(dollars in millions)



                                                                   YEAR ENDED DECEMBER 31
                                                               ------------------------------
                                                               1998         1997         1996
                                                               ----         ----         ----
Fixed maturities............................................   $.3          $.5          $ .7
Real estate-related investments.............................   3.2          3.9            .5
                                                               ----         ----         ----
       Total................................................   $3.5         $4.4         $1.2
                                                               ====         ====         ====
Basis points................................................     8           10             3
                                                               ====         ====         ====

Foregone investment income from the nonaccrual of real estate-related investments is net of Our share of interest expense on these loans excluded from Our share of joint venture operating results. Any increase in nonperforming securities, and either worsening or stagnant real estate conditions, would increase the expected adverse effect on Our future investment income and realized investment results.



REALIZED INVESTMENT RESULTS



Net income reflects after-tax realized investment gains of $33.7 million, $6.8 million and $8.8 million in 1998, 1997 and 1996, respectively. Included in the after-tax realized investment gains are trading account security gains of $1.7 million in 1998. As previously discussed, We segregated a portion of Our General Account investment portfolio in 1998 into a "trading" account under Statement of Financial Accounting Standards No. 115 ("FAS 115"). FAS 115 mandates that assets held in a trading account be valued at fair value, with changes in fair value flowing through the income statement as realized capital gains and losses.



Unrealized gains and losses on fixed maturity investments which are available for sale are not reflected in KILICO's net income. These changes in unrealized value are recorded as a component of accumulated other comprehensive income, net of any applicable income taxes. If and to the extent a fixed maturity investment suffers an other-than-temporary decline in value, however, the security is written down to net realizable value, and the write-down adversely impacts net income.



We regularly monitor Our investment portfolio and as part of this process review Our assets for possible impairments of carrying value. Because the review process includes estimates involving changing economic conditions and other factors, there can be no assurance that current estimates will prove accurate over time.



A valuation allowance has been established to reduce the deferred tax asset for investment losses to the amount that, based upon available evidence, is in management's judgment more likely than not to be realized. The valuation allowance is evaluated as of each balance sheet date.



INTEREST RATES



Interest rates remained relatively stable during 1996 and 1997, before declining in 1998. The Federal Reserve Board lowered rates 3 times during the second half of 1998, resulting in a steeper yield curve due to the lower short-term interest rates.



When maturing or sold investments are reinvested at lower yields in a low interest rate environment, We can adjust Our crediting rates on fixed annuities and other interest-bearing liabilities. However, competitive conditions and contractual commitments do not always permit the reduction in crediting rates to fully or immediately reflect reductions in investment yield. This can result in narrower spreads.



A rising interest rate environment can increase net investment income as well as contribute to both realized and unrealized fixed maturity investment losses. A declining interest rate environment can decrease net investment income as well as contribute to both realized and unrealized fixed maturity investment gains. Also, lower renewal crediting rates on annuities, compared with competitors' higher new money crediting rates, have influenced certain annuity holders to seek alternative products. We mitigate this risk somewhat by charging surrender fees, which decrease over time, when annuity holders withdraw funds prior to maturity on certain annuity products. Approximately 46 percent of KILICO's fixed and variable annuity liabilities as of December 31, 1998, however, were no longer subject to significant surrender fees.



LIQUIDITY AND CAPITAL RESOURCES



We carefully monitor cash and short-term investments to maintain adequate balances for timely payment of policyholder benefits, expenses, taxes and policyholder's account balances. In addition, regulatory authorities establish minimum liquidity and capital standards. The major ongoing sources of Our liquidity are deposits for fixed annuities, premium income, investment income, separate account fees, other operating revenue and cash provided from maturing or sold investments.



RATINGS



Ratings are an important factor in establishing the competitive position of life insurance companies. Rating organizations continue to review the financial performance and condition of life insurers and their investment portfolios, including those of KILICO. Any reductions in Our claims-paying ability or financial strength ratings could result in Our products being less attractive to consumers. Any reductions in Our parent's ratings could also adversely impact Our financial flexibility.



Ratings reductions for Kemper or its subsidiaries and other financial events can also trigger obligations to fund certain real estate-related commitments to take out other lenders. In such events, those lenders can be expected to renegotiate their loan terms, although they are not contractually obligated to do so.



Each rating is subject to revision or withdrawal at any time by the assigning organization and should be evaluated independently of any other rating.



STOCKHOLDER'S EQUITY



Stockholder's equity totaled $853.9 million at December 31, 1998, compared with $865.6 million at December 31, 1997, and $751.0 million at December 31, 1996. The 1998 decrease in stockholder's equity was primarily due to dividends of $95.0 million paid to Kemper during 1998. This decrease was offset by 1998 net income of $65.1 million and an increase of $20.3 million in accumulated other comprehensive income. The increase in accumulated other comprehensive income was primarily related to the change in unrealized appreciation related to Our fixed maturity investment portfolio due to falling interest rates during 1998. The 1997 increase in stockholder's equity was primarily due to net income of $38.7 million, a $45.0 million capital contribution and an increase in accumulated other comprehensive income related to the change in unrealized appreciation of $60.1 million related to Our fixed maturity investment portfolio. These increases were offset by a dividend of $29.2 million to Kemper.



EMERGING ISSUE



In June 1998, the FASB issued SFAS No. 133, ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES. This statement is effective for fiscal years beginning after June 15, 1999. Full implementation of SFAS No. 133 is expected in December 1999. The impact of implementation is not expected to be material to KILICO.

                   KILICO'S DIRECTORS AND EXECUTIVE OFFICERS




            NAME AND AGE
        POSITION WITH KILICO                         OTHER BUSINESS EXPERIENCE DURING
          YEAR OF ELECTION                                 PAST 5 YEARS OR MORE
        --------------------                         --------------------------------
John B. Scott (54)                     Chief Executive Officer, President and Director of Federal
Chief Executive Officer since          Kemper Life Assurance Company (FKLA) and Fidelity Life
February 1992. President since         Association (FLA) since 1988. Chief Executive Officer,
November 1993. Director since 1992.    President and Director of Zurich Life Insurance Company of
                                       America (ZLICA) and Zurich Direct, Inc. (ZD) since March
                                       1996. Chairman of the Board and Director of Investors
                                       Brokerage Services, Inc. (IBS) and Investors Brokerage
                                       Services Insurance Agency, Inc. (IBSIA) since 1993. Chairman of the Board of FKLA and FLA from April 1988 to January
                                       1996. Chairman of the Board of KILICO from February 1992 to
                                       January 1996. Executive Vice President and Director of
                                       Kemper Corporation (Kemper) since January 1994 and March
                                       1996, respectively. Executive Vice President of Kemper
                                       Financial Companies, Inc. from January 1994 to January 1996 and Director from 1992 to January 1996.
Eliane C. Frye (51)                    Executive Vice President of FKLA and FLA since 1995.
Executive Vice President since 1995.   Executive Vice President of ZLICA and ZD since March 1996.
Director since May 1998.               Director of FLA since December 1997. Director of FKLA and
                                       ZLICA since May 1998. Director of ZD from March 1996 to
                                       March 1997. Director of IBS and IBSIA since 1995. Senior
                                       Vice President of KILICO, FKLA and FLA from 1993 to 1995.
                                       Vice President of FKLA and FLA from 1988 to 1993.
Frederick L. Blackmon (47)             Senior Vice President and Chief Financial Officer of FKLA
Senior Vice President and Chief        since December 1995. Senior Vice President and Chief
Financial Officer since December       Financial Officer of FLA since January 1996. Senior Vice
1995.                                  President and Chief Financial Officer of ZLICA since March
                                       1996. Senior Vice President and Chief Financial Officer of
                                       ZD since March 1996. Director of FLA since May 1998.
                                       Director of ZD from March 1996 to March 1997. Treasurer and
                                       Chief Financial Officer of Kemper since January 1996. Chief
                                       Financial Officer of Alexander Hamilton Life Insurance
                                       Company from April 1989 to November 1995.
James C. Harkensee (40)                Senior Vice President of FKLA and FLA since January 1996.
Senior Vice President since January    Senior Vice President of ZLICA since 1995. Senior Vice
1996.                                  President of ZD since 1995. Director of ZD from April 1993 to March 1997 and since March 1998. Vice President of ZLICA from 1992 to 1995. Chief Actuary of ZLICA from 1991 to 1994.
                                       Assistant Vice President of ZLICA from 1990 to 1992. Vice
                                       President of ZD from 1994 to 1995.
James E. Hohmann (43)                  Senior Vice President of FKLA since December 1995. Chief
Senior Vice President since December   Actuary of FKLA and KILICO from December 1995 to January
1995. Director since May 1998.         1999. Senior Vice President of FLA since January 1996. Chief
                                       Actuary of FLA from January 1996 to January 1999. Senior
                                       Vice President of ZLICA and ZD since March 1996. Chief
                                       Actuary of ZLICA and ZD from March 1996 to January 1999.
                                       Director of FLA since June 1997. Director of FKLA and ZLICA since May 1998. Director of ZD from March 1996 to March
                                       1997. Managing Principal (Partner) of Tillinghast-Towers
                                       Perrin from January 1991 to December 1995.
                                       Consultant/Principal (Partner) of Tillinghast-Towers Perrin
                                       from November 1986 to January 1991.
Edward K. Loughridge (44)              Senior Vice President and Corporate Development Officer of
Senior Vice President and Corporate    FKLA and FLA since January 1996. Senior Vice President and
Development Officer since January      Corporate Development Officer for ZLICA and ZD since March
1996.                                  1996. Senior Vice President of Human Resources of
                                       Zurich-American Insurance Group from February 1992 to March
                                       1996.

            NAME AND AGE
        POSITION WITH KILICO                         OTHER BUSINESS EXPERIENCE DURING
          YEAR OF ELECTION                                 PAST 5 YEARS OR MORE
        --------------------                         --------------------------------
Debra P. Rezabek (43)                  Senior Vice President of FKLA and FLA since March 1996.
Senior Vice President since 1996.      Corporate Secretary of FKLA and FLA since January 1996.
General Counsel since 1992. Corporate  Director of FLA since May 1998. Vice President of KILICO,
Secretary since January 1996.          FKLA and FLA since 1995. General Counsel and Director of
                                       Government Affairs of FKLA and FLA since 1992 and of KILICO since 1993. Senior Vice President, General Counsel and
                                       Corporate Secretary of ZLICA since March 1996. Senior Vice
                                       President, General Counsel and Corporate Secretary of ZD
                                       since March 1996. Director of ZD from March 1996 to March
                                       1997. Secretary of IBS and IBSIA since 1993. Director of IBS and IBSIA from 1993 to 1996. Assistant General Counsel of
                                       FKLA and FLA from 1988 to 1992. General Counsel and
                                       Assistant Secretary of KILICO, FKLA and FLA from 1992 to
                                       1996. Assistant Secretary of Kemper since January 1996.
Kenneth M. Sapp (53)                   Senior Vice President of FKLA, FLA and ZLICA since January
Senior Vice President since January    1998. Director of IBS since May 1998. Director of IBSIA
1998.                                  since September 1998. Vice President--Aetna Life Brokerage of Aetna Life & Annuity Company from February 1992 to
                                       January 1998.
George Vlaisavljevich (56)             Senior Vice President of FKLA, FLA and ZLICA since October
Senior Vice President since October    1996. Senior Vice President of ZD since March 1997. Director
1996.                                  of IBS and IBSIA since October 1996. Executive Vice
                                       President of The Copeland Companies from April 1983 to
                                       September 1996.
Loren J. Alter (60)                    Director of FKLA, FLA and Scudder Kemper Investments, Inc.
Director since January 1996.           (SKI) since January 1996. Director of ZLICA since May 1979.
                                       Executive Vice President and Chief Financial Officer of
                                       Zurich U.S. since 1979. President, Chief Executive Officer and Director of Kemper since January 1996.
William H. Bolinder (55)               Chairman of the Board and Director of FKLA and FLA since
Chairman of the Board and Director     January 1996. Chairman of the Board of ZLICA and ZD since
since January 1996.                    March 1995. Chairman of the Board and Director of Kemper
                                       since January 1996. Director of SKI since January 1996. Vice
                                       Chairman of SKI from January 1996 to 1998. Member of the
                                       Group Executive Board of Zurich Financial Services Group
                                       since 1998. Member of the Corporate Executive Board of
                                       Zurich Insurance Group from October 1994 to 1998. Chairman of Zurich American Insurance Company since 1998. Chairman of the Board of American Guarantee and Liability Insurance
                                       Company, Zurich American Insurance Company of Illinois,
                                       American Zurich Insurance Company and Steadfast Insurance
                                       Company since 1995. Chief Executive Officer of American
                                       Guarantee and Liability Insurance Company, Zurich American
                                       Insurance Company of Illinois and American Zurich Insurance
                                       Company from 1986 to June 1995. President of Zurich Holding
                                       Company of America since 1986. Manager of Zurich Insurance
                                       Company, U.S. Branch from 1986 to 1998. Underwriter for
                                       Zurich American Lloyds since 1986.
David A. Bowers (52)                   Director of FKLA and ZLICA since May 1997. Director of FLA
Director since May 1997.               since June 1997. Executive Vice President, Corporate
                                       Secretary and General Counsel of Zurich U.S. since August
                                       1985. Vice President, General Counsel and Secretary of
                                       Kemper since January 1996.
Gunther Gose (54)                      Director of FKLA, FLA and ZLICA since November 1998. Chief
Director since November 1998.          Financial Officer and Member of the Group Executive Board of
                                       Zurich Financial Services since October 1998. Member of the
                                       Corporate Executive Board of Zurich Insurance Group from
                                       April 1990 to October 1998.

                             EXECUTIVE COMPENSATION



                           SUMMARY COMPENSATION TABLE



                                                                                                       LONG TERM
                                                                                                     COMPENSATION
                                                                    ANNUAL COMPENSATION                 AWARDS
                                                          ----------------------------------------   -------------
                                                                                                       LONG TERM
                                                                                         OTHER         INCENTIVE
                                                                                         ANNUAL          PLAN         ALL OTHER
                    NAME AND                                                          COMPENSATION      PAYOUTS      COMPENSATION
               PRINCIPAL POSITION                   YEAR  SALARY ($)   BONUS ($)(2)      ($)(3)         ($)(2)       ($)(4)(5)(6)
---------------------------------------------------------------------------------------------------------------------------------
John B. Scott....................................   1998   $171,000      $137,670       $    --        $219,375        $ 42,465
Chief Executive Officer(1)                          1997    171,000       112,100            --         239,400          34,148
                                                    1996    212,500        94,000            --         212,500         142,498
Eliane C. Frye...................................   1998    107,160        64,860            --          89,300          23,864
Executive Vice President(1)                         1997     98,040        47,515            --          91,590          18,886
                                                    1996    105,000        41,750            --          69,750          58,520
Frederick L. Blackmon............................   1998     94,160        63,800            --          78,540          22,077
Senior Vice President and Chief Financial           1997     96,300        54,225            --         112,500          19,543
  Officer(1)                                        1996    100,583        47,000        27,924          71,250          11,226
George Vlaisavljevich............................   1998    260,000       146,000            --         216,600          60,899
Senior Vice President(1).........................   1997    252,500       146,000        39,922         243,000           9,165
James E. Hohmann.................................   1998     88,400        71,175            --          79,560          21,938
Senior Vice President and                           1997     79,333        45,500            --          80,150          17,643
  Chief Actuary(1)                                  1996    113,333            --            --              --          11,333


---------------


(1) Also served in same positions for FKLA, ZLICA and FLA. An allocation of the time devoted to duties as executive officer of KILICO has been made. All compensation items reported in the Summary Compensation Table reflect this allocation.



(2) Annual bonuses are paid pursuant to annual incentive plans.

(3) The amounts disclosed in this column include:



    (a) Amounts paid as non-preferential dividend equivalents on shares of restricted stock and phantom stock units.



    (b) The cash value of shares of Kemper common stock when awarded under the Kemper Anniversary Award Plan. Employees were awarded shares on an increasing scale beginning with their 10th year of employment and every 5 years thereafter, with a pro rata award at retirement.



    (c) The taxable benefit from personal use of an employer-provided automobile and certain estate planning services facilitated for executives.



    (d) Relocation expense reimbursements of $21,437 in 1996 for Mr. Blackmon and $24,498 for Mr. Vlaisavljevich in 1997.



(4) The amounts in this column include:



    (a) The amounts of employer contributions allocated to the accounts of the named persons under profit sharing plans or under supplemental plans maintained to provide benefits in excess of applicable ERISA limitations.



    (b) Distributions from the Kemper and FKLA supplemental plans.



(5) Pursuant to the Conseco Merger Agreement, which was an agreement that was subsequently terminated as the result of a failed merger attempt by Conseco, the restricted stock awards for 1993 and 1994 were cancelled. To replace these awards, on June 30, 1994, the Committee, under the Kemper Bonus Restoration Plan and in its sole discretion, granted cash awards to the named executive officers and other affected executives entitling each of them to receive an amount in cash immediately prior to the effective time of the then-planned Conseco merger equal to the product of the number of shares of restricted stock previously granted to such individual under the 1993 Senior Executive Long-Term Incentive Plan multiplied by the consideration payable in the merger. As a result of the termination of the Conseco Merger Agreement, no cash awards were paid pursuant to the Kemper Bonus Restoration Plan.



    In January 1995, the board of directors, upon the advice of the Committee, approved the adoption of the Kemper 1995 Executive Incentive Plan under which active employee holders of the previously cancelled shares of restricted stock were granted phantom stock units by the Committee equal to the number of shares cancelled plus an added amount representing 20 percent of the Aggregate cancelled shares. The 20 percent supplement was awarded in recognition of the imposition of new vesting periods on the phantom awards (to the extent the restricted stock held prior to cancellation would otherwise have vested in June 1994 had stockholder approval of the affected restricted stock plan been obtained as earlier anticipated).



    By their terms, the phantom stock units associated with cancelled shares of restricted stock originally awarded in 1993, as supplemented, would have vested on December 31, 1995 and entitled the holders to a cash payment (net of any required tax withholding) determined by the value of Kemper's common stock based on an average trading range to December 31, 1995, and those phantom stock units associated with the cancelled restricted stock originally awarded in 1994 could similarly have vested and been paid on December 31, 1996, subject to ongoing employment to the respective vesting dates. Notwithstanding these vesting provisions, the phantom stock units earlier vested and entitled payment upon the consummation of a "change of control" of Kemper. Dividend equivalents were payable to holders of the phantom stock units as compensation income when and as dividends were paid on Kemper's outstanding common stock, and the Executive Incentive Plan provided for standard anti-dilution adjustments.



    Phantom stock units awarded to the named executive officers subject to vesting on December 31, 1996, were Mr. Scott 12,600 phantom units and Ms. Frye 1,680 phantom units. All phantom stock units vested and were paid immediately prior to the effectiveness of the January 4, 1996 acquisition of Kemper by Zurich and Insurance Partners. Mr. Scott and Ms. Frye received allocated cash out payments of $430,272, and $80,317, respectively, in 1996.



(6) Pursuant to the terms of a Termination Protection Agreement with Kemper dated March 17, 1994, Mr. Scott received payments in 1995 and 1996. These payments were made by Kemper and no portion of the payments were allocated to KILICO.

             TABLE OF CONTENTS--STATEMENT OF ADDITIONAL INFORMATION


The Statement of Additional Information, Table of Contents is: Services to the Separate Account; Performance Information of Subaccounts; State Regulation; Experts; Financial Statements. Please read the Statement of Additional Information in conjunction with this Prospectus.



                              FINANCIAL STATEMENTS



Our included financial statements should be considered primarily as bearing on Our ability to meet Our obligations under the Contracts. The Contracts are not entitled to participate in earnings, dividends or surplus of KILICO. In addition to audited financial statements for the year ended December 31, 1997, KILICO has provided unaudited financial statements for the period ended June 30, 1998.



                             CHANGE OF ACCOUNTANTS



On September 12, 1997, KILICO appointed the accounting firm of PricewaterhouseCoopers LLP ("PricewaterhouseCoopers"), formerly Coopers & Lybrand, L.L.P., as independent accountants for the year ended December 31, 1997 to replace KPMG LLP effective with such appointment. Our Board of Directors approved the selection of PricewaterhouseCoopers as the new independent accountants. Management had not consulted with PricewaterhouseCoopers on any accounting, auditing or reporting matter, prior to that time.



During the fiscal year ended December 31, 1996, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure or any reportable events. KPMG LLP's report on the financial statements for 1996 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.



There were no disagreements with PricewaterhouseCoopers on accounting or financial disclosures for the years ended December 31, 1998 or 1997.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



The Board of Directors and Stockholder of


Kemper Investors Life Insurance Company:



In our opinion, the accompanying consolidated balance sheets as of December 31, 1998 and 1997 and the related consolidated statements of operations, comprehensive income, stockholder's equity and cash flows present fairly, in all material respects, the financial position of Kemper Investors Life Insurance Company and subsidiaries (the "Company") at December 31, 1998 and 1997, and the results of their operations and their cash flows for the years then ended, in conformity with generally accepted accounting principles. In addition, in our opinion, the financial statement schedules listed in the accompanying index present fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements. These financial statements and financial statement schedules are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements and financial statement schedules based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above. The financial statements of the Company for the period from January 4, 1996 to December 31, 1996 were audited by other independent accountants whose report, dated March 21, 1997, expressed an unqualified opinion on those statements.



                           PricewaterhouseCoopers LLP


Chicago, Illinois


March 12, 1999

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



The Board of Directors and Stockholder


Kemper Investors Life Insurance Company:



We have audited the accompanying consolidated statements of operations, comprehensive income, stockholder's equity, and cash flows of Kemper Investors Life Insurance Company and subsidiaries for the period from January 4, 1996 to December 31, 1996. In connection with our audit of the consolidated financial statements, we also have audited the financial statement schedules as of December 31, 1996 as listed in the accompanying index. These financial statement schedules are incorporated by reference to a previously filed Form 10-K. These consolidated financial statements and the financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements and schedules based on our audit.



We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.



In our opinion, the aforementioned consolidated financial statements present fairly, in all material respects, the results of operations and the cash flows of Kemper Investors Life Insurance Company and subsidiaries for the period from January 4, 1996 to December 31, 1996, in conformity with generally accepted accounting principles. Also, in our opinion, the aforementioned supplementary financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.



                                       KPMG LLP



Chicago, Illinois


March 21, 1997

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES



                          CONSOLIDATED BALANCE SHEETS


                       (in thousands, except share data)



                                                              DECEMBER 31   DECEMBER 31
                                                                 1998          1997
                                                              -----------   -----------
ASSETS
Fixed maturities, available for sale, at fair value
  (amortized cost: December 31, 1998,.......................
  $3,421,535; December 31, 1997, $3,644,075)................  $ 3,482,820   $ 3,668,643
Trading account securities at fair value (amortized cost:
  December 31, 1998, $99,095)...............................      101,781            --
Short-term investments......................................       58,334       236,057
Joint venture mortgage loans................................       65,806        72,663
Third-party mortgage loans..................................       76,520       102,974
Other real estate-related investments.......................       22,049        44,409
Policy loans................................................      271,540       282,439
Equity securities...........................................       66,854        24,839
Other invested assets.......................................       23,645        20,820
                                                              -----------   -----------
          Total investments.................................    4,169,349     4,452,844
Cash........................................................       13,486        23,868
Accrued investment income...................................      124,213       117,789
Goodwill....................................................      216,651       229,393
Value of business acquired..................................      118,850       138,482
Deferred insurance acquisition costs........................       91,543        59,459
Deferred income taxes.......................................       35,059        39,993
Reinsurance recoverable.....................................      344,837       382,609
Receivable on sales of securities...........................        3,500        20,076
Other assets and receivables................................       23,029         3,187
Assets held in separate accounts............................    7,099,204     5,121,950
                                                              -----------   -----------
          Total assets......................................  $12,239,721   $10,589,650
                                                              ===========   ===========
LIABILITIES
Future policy benefits......................................  $ 3,906,391   $ 4,239,480
Benefits and funds payable..................................      318,369       150,524
Other accounts payable and liabilities......................       61,898       212,133
Liabilities related to separate accounts....................    7,099,204     5,121,950
                                                              -----------   -----------
          Total liabilities.................................   11,385,862     9,724,087
                                                              -----------   -----------
Commitments and contingent liabilities
STOCKHOLDER'S EQUITY
Capital stock--$10 par value,
  authorized 300,000 shares; outstanding 250,000 shares.....        2,500         2,500
Additional paid-in capital..................................      804,347       806,538
Accumulated other comprehensive income......................       32,975        12,637
Retained earnings...........................................       14,037        43,888
                                                              -----------   -----------
          Total stockholder's equity........................      853,859       865,563
                                                              -----------   -----------
          Total liabilities and stockholder's equity........  $12,239,721   $10,589,650
                                                              ===========   ===========



See accompanying notes to consolidated financial statements.

                    KEMPER INVESTORS LIFE INSURANCE COMPANY


                                AND SUBSIDIARIES



                     CONSOLIDATED STATEMENTS OF OPERATIONS


                                 (in thousands)



                                                                   YEAR ENDED DECEMBER 31
                                                               ------------------------------
                                                                 1998       1997       1996
                                                                 ----       ----       ----
REVENUE
Net investment income.......................................   $273,512   $296,195   $299,688
Realized investment gains...................................     51,868     10,546     13,602
Premium income..............................................     22,346     22,239      7,822
Separate account fees and charges...........................     61,982     85,413     25,309
Other income................................................     10,031     11,087      9,786
                                                               --------   --------   --------
          Total revenue.....................................    419,739    425,480    356,207
                                                               --------   --------   --------
BENEFITS AND EXPENSES
Interest credited to policyholders..........................    176,906    199,782    223,094
Claims incurred and other policyholder benefits.............     28,029     28,372     14,255
Taxes, licenses and fees....................................     30,292     52,608      2,173
Commissions.................................................     39,046     32,602     25,962
Operating expenses..........................................     44,575     36,837     24,678
Deferral of insurance acquisition costs.....................    (46,565)   (38,177)   (27,820)
Amortization of insurance acquisition costs.................     12,082      3,204      2,316
Amortization of value of business acquired..................     17,677     24,948     21,530
Amortization of goodwill....................................     12,744     15,295     10,195
                                                               --------   --------   --------
          Total benefits and expenses.......................    314,786    355,471    296,383
                                                               --------   --------   --------
Income before income tax expense............................    104,953     70,009     59,824
Income tax expense..........................................     39,804     31,292     25,403
                                                               --------   --------   --------
          Net income........................................   $ 65,149   $ 38,717   $ 34,421
                                                               ========   ========   ========



See accompanying notes to consolidated financial statements.

                    KEMPER INVESTORS LIFE INSURANCE COMPANY


                                AND SUBSIDIARIES


                CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME


                                 (in thousands)



                                                                  YEAR ENDED DECEMBER 31
                                                              ------------------------------
                                                                1998       1997       1996
                                                                ----       ----       ----
NET INCOME..................................................  $ 65,149   $ 38,717   $ 34,421
                                                              --------   --------   --------
OTHER COMPREHENSIVE INCOME (LOSS), BEFORE TAX:
  Unrealized holding gains (losses) on investments arising
     during period:
     Unrealized holdings gains (losses) on investments......    25,372     60,802    (84,036)
     Adjustment to value of business acquired...............    (9,332)   (28,562)    16,735
     Adjustment to deferred insurance acquisition costs.....    (2,862)    (2,680)     1,307
                                                              --------   --------   --------
          Total unrealized holding gains (losses) on
            investments arising during period...............    13,178     29,560    (65,994)
                                                              --------   --------   --------
  Less reclassification adjustments for items included in
     net income:
     Adjustment for (gains) losses included in realized
      investment gains......................................     6,794     (9,016)     3,963
     Adjustment for amortization of premium on fixed
      maturities included in net investment income..........   (17,064)   (17,866)   (26,036)
     Adjustment for (gains) losses included in amortization
      of value of business acquired.........................    (7,378)    (2,353)    (4,212)
     Adjustment for (gains) losses included in amortization
      of insurance acquisition costs........................      (463)      (355)        --
                                                              --------   --------   --------
          Total reclassification adjustments for items
            included in net income..........................   (18,111)   (29,590)   (26,285)
                                                              --------   --------   --------
Other comprehensive income (loss), before related income tax
  expense (benefit)                                             31,289     59,150    (39,709)
Related income tax expense (benefit)........................    10,952       (985)     7,789
                                                              --------   --------   --------
          Other comprehensive income (loss), net of tax.....    20,337     60,135    (47,498)
                                                              --------   --------   --------
          Comprehensive income (loss).......................  $ 85,486   $ 98,852   $(13,077)
                                                              ========   ========   ========



See accompanying notes to consolidated financial statements.

                    KEMPER INVESTORS LIFE INSURANCE COMPANY


                                AND SUBSIDIARIES



                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY


                                 (in thousands)



                                                                         DECEMBER 31
                                                               --------------------------------
                                                                 1998        1997        1996
                                                                 ----        ----        ----
CAPITAL STOCK, beginning and end of period..................   $  2,500    $  2,500    $  2,500
                                                               --------    --------    --------

ADDITIONAL PAID-IN CAPITAL, beginning of period.............    806,538     761,538     743,104
Capital contributions from parent...........................      4,261      45,000      18,434
Adjustment to prior period capital contribution from
  parent....................................................     (6,452)         --          --
                                                               --------    --------    --------
          End of period.....................................    804,347     806,538     761,538
                                                               --------    --------    --------

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS), beginning of
  period....................................................     12,637     (47,498)         --
Other comprehensive income (loss), net of tax...............     20,338      60,135     (47,498)
                                                               --------    --------    --------
          End of period.....................................     32,975      12,637     (47,498)
                                                               --------    --------    --------

RETAINED EARNINGS, beginning of period......................     43,888      34,421          --
Net income..................................................     65,149      38,717      34,421
Dividends to parent.........................................    (95,000)    (29,250)         --
                                                               --------    --------    --------
          End of period.....................................     14,037      43,888      34,421
                                                               --------    --------    --------

          Total stockholder's equity........................   $853,859    $865,563    $750,961
                                                               ========    ========    ========



See accompanying notes to consolidated financial statements.

                    KEMPER INVESTORS LIFE INSURANCE COMPANY


                                AND SUBSIDIARIES


                     CONSOLIDATED STATEMENTS OF CASH FLOWS


                                 (in thousands)



                                                                     YEAR ENDED DECEMBER 31
                                                              -------------------------------------
                                                                 1998         1997         1996
                                                                 ----         ----         ----
CASH FLOWS FROM OPERATING ACTIVITIES
  Net income................................................  $    65,149   $  38,717   $    34,421
  Reconcilement of net income to net cash provided:
     Realized investment gains..............................      (51,868)    (10,546)      (13,602)
     Net change in trading account securities...............       (6,727)         --            --
     Interest credited and other charges....................      173,958     198,206       230,298
     Deferred insurance acquisition costs...................      (34,483)    (34,973)      (25,504)
     Amortization of value of business acquired.............       17,677      24,948        21,530
     Amortization of goodwill...............................       12,744      15,295        10,195
     Amortization of discount and premium on investments....       17,353      17,866        25,743
     Deferred income taxes..................................      (12,469)    (99,370)         (897)
     Net change in current federal income taxes.............      (73,162)     97,386       108,806
     Benefits and premium taxes due related to separate
       account bank-owned life insurance....................      123,884     180,546            --
     Other, net.............................................      (41,477)     17,168       (22,283)
                                                              -----------   ---------   -----------
          Net cash provided from operating activities.......      190,579     445,243       368,707
                                                              -----------   ---------   -----------
CASH FLOWS FROM INVESTING ACTIVITIES
  Cash from investments sold or matured:
     Fixed maturities held to maturity......................      491,699     229,208       264,383
     Fixed maturities sold prior to maturity................      882,596     633,872       891,995
     Equity securities......................................      107,598          --            --
     Mortgage loans, policy loans and other invested
       assets...............................................      180,316     131,866       168,727
  Cost of investments purchased or loans originated:
     Fixed maturities.......................................   (1,319,119)   (606,028)   (1,369,091)
     Equity securities......................................      (83,303)         --            --
     Mortgage loans, policy loans and other invested
       assets...............................................      (66,331)    (76,350)     (119,044)
  Short-term investments, net...............................      177,723    (164,361)      300,819
  Net change in receivable and payable for securities
     transactions...........................................         (677)     29,746       (31,667)
  Net change in other assets................................           --         244           115
                                                              -----------   ---------   -----------
          Net cash provided by investing activities.........      370,502     178,197       106,237
                                                              -----------   ---------   -----------
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
     Deposits...............................................      180,124     145,687       141,159
     Withdrawals............................................     (649,400)   (745,510)     (700,084)
  Capital contributions from parent.........................        4,261      45,000        18,434
  Dividends to parent.......................................      (95,000)    (29,250)           --
  Other.....................................................      (11,448)    (18,275)       42,512
                                                              -----------   ---------   -----------
          Net cash used in financing activities.............     (571,463)   (602,348)     (497,979)
                                                              -----------   ---------   -----------
               Net increase (decrease) in cash..............      (10,382)     21,092       (23,035)
CASH, beginning of period...................................       23,868       2,776        25,811
                                                              -----------   ---------   -----------
CASH, end of period.........................................  $    13,486   $  23,868   $     2,776
                                                              ===========   =========   ===========



See accompanying notes to consolidated financial statements.

                    KEMPER INVESTORS LIFE INSURANCE COMPANY


                                AND SUBSIDIARIES



                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES



BASIS OF PRESENTATION



Kemper Investors Life Insurance Company and subsidiaries (the "Company") issues fixed and variable annuity products, variable life, term life and interest-sensitive life insurance products marketed primarily through a network of financial institutions, securities brokerage firms, insurance agents and financial planners. The Company is licensed in the District of Columbia and all states except New York. The Company is a wholly-owned subsidiary of Kemper Corporation ("Kemper"). Effective January 4, 1996, Zurich Insurance Company ("Zurich"), Insurance Partners, L.P. ("IP") and Insurance Partners Offshore (Bermuda), L.P. (together with IP, "Insurance Partners") owned 80 percent and 20 percent, respectively, of Kemper and therefore the Company. On February 27, 1998, Zurich acquired Insurance Partner's remaining 20 percent interest for cash. As a result of this transaction, Kemper and the Company became wholly-owned subsidiaries of Zurich.



Effective September 7, 1998, the businesses of Zurich merged with the financial services business of B.A.T. Industries forming Zurich Financial Services ("ZFS"). ZFS is owned by Zurich Allied AG and Allied Zurich p.l.c., fifty-seven percent and forty-three percent, respectively. Zurich Allied AG, representing the financial interest of the former Zurich Group, is listed on the Swiss Market Index, replacing Zurich. Allied Zurich p.l.c., representing the financial interest of B.A.T. Industries, is included in the FTSE-100 Share Index in London.



The financial statements include the accounts of the Company on a consolidated basis. All significant intercompany balances and transactions have been eliminated. Certain reclassifications have been made to the 1997 and 1996 consolidated financial statements in order for them to conform to the 1998 presentation.



BASIS OF ACCOUNTING



The acquisition of the Company on January 4, 1996, was accounted for using the purchase method of accounting. The consolidated financial statements of the Company prior to January 4, 1996, were prepared on a historical cost basis in accordance with generally accepted accounting principles. The accompanying consolidated financial statements of the Company as of and for the years ended December 31, 1996, 1997 and 1998, have been prepared in conformity with generally accepted accounting principles.



ESTIMATES



The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that could affect the reported amounts of assets and liabilities as well as the disclosure of contingent assets or liabilities at the date of the financial statements. As a result, actual results reported as revenue and expenses could differ from the estimates reported in the accompanying financial statements. As further discussed in the accompanying notes to the consolidated financial statements, significant estimates and assumptions affect deferred insurance acquisition costs, the value of business acquired, provisions for real estate-related losses and reserves, other-than-temporary declines in values for fixed maturities, the valuation allowance for deferred income taxes and the calculation of fair value disclosures for certain financial instruments.



GOODWILL



The Company reviews goodwill to determine if events or changes in circumstances may have affected the recoverability of the outstanding goodwill as of each reporting period. In the event that the Company determines that goodwill is not recoverable, it would amortize such amounts as additional goodwill expense in the accompanying financial statements. As of December 31, 1998, the Company believes that no such adjustment is necessary.



The Company began to amortize goodwill during 1996 on a straight-line basis over twenty-five years. In December of 1997, the Company changed its amortization period to twenty years in order to conform to Zurich's accounting practices and policies. As a result of the change in amortization periods, the Company recorded an increase in goodwill amortization expense of $5.1 million during 1997.

                    KEMPER INVESTORS LIFE INSURANCE COMPANY


                                AND SUBSIDIARIES


                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


VALUE OF BUSINESS ACQUIRED



The value of business acquired reflects the estimated fair value of the Company's life insurance business in force and represents the portion of the cost to acquire the Company that is allocated to the value of the right to receive future cash flows from insurance contracts existing at the date of acquisition. Such value is the present value of the actuarially determined projected cash flows for the acquired policies.



The value of the business acquired is amortized over the estimated contract life of the business acquired in relation to the present value of estimated gross profits using current assumptions based on an interest rate equal to the liability or contract rate on the value of business acquired. The estimated amortization and accretion of interest for the value of business acquired for each of the years through December 31, 2003 are as follows:



                                                                                                    PROJECTED
                     (IN THOUSANDS)                       BEGINNING                  ACCRETION OF    ENDING
                 YEAR ENDED DECEMBER 31                    BALANCE    AMORTIZATION     INTEREST      BALANCE
                 ----------------------                   ---------   ------------   ------------   ---------
1996 (actual)...........................................  $190,222      $(31,427)       $9,897      $168,692
1997 (actual)...........................................   168,692       (34,906)        9,958       143,744
1998 (actual)...........................................   143,744       (26,807)        9,129       126,066
1999....................................................   126,066       (24,926)        7,741       108,881
2000....................................................   108,881       (22,649)        6,619        92,851
2001....................................................    92,851       (20,736)        5,577        77,692
2002....................................................    77,692       (17,096)        4,695        65,291
2003....................................................    65,291       (15,504)        3,948        53,735



The projected ending balance of the value of business acquired will be further adjusted to reflect the impact of unrealized gains or losses on fixed maturities held as available for sale in the investment portfolio. Such adjustments are not recorded in the Company's net income but rather are recorded as a credit or charge to accumulated other comprehensive income, net of income tax. As of December 31, 1998 and 1997, this adjustment decreased the value of business acquired by $7.2 million and $5.3 million, respectively, and accumulated other comprehensive income by approximately $4.7 million and $3.4 million, respectively.



LIFE INSURANCE REVENUE AND EXPENSES



Revenue for annuities, variable life insurance and interest-sensitive life insurance products consists of investment income, and policy charges such as mortality, expense and surrender charges and expense loads for premium taxes on certain contracts. Expenses consist of benefits and interest credited to contracts, policy maintenance costs and amortization of deferred insurance acquisition costs.



Premiums for term life policies are reported as earned when due. Profits for such policies are recognized over the duration of the insurance policies by matching benefits and expenses to premium income.



DEFERRED INSURANCE ACQUISITION COSTS



The costs of acquiring new business, principally commission expense and certain policy issuance and underwriting expenses, have been deferred to the extent they are recoverable from estimated future gross profits on the related contracts and policies. The deferred insurance acquisition costs for annuities, separate account business and interest-sensitive life insurance products are being amortized over the estimated contract life in relation to the present value of estimated gross profits. Deferred insurance acquisition costs related to such interest-sensitive products also reflect the estimated impact of unrealized gains or losses on fixed maturities held as available for sale in the investment portfolio, through a credit or charge to accumulated other comprehensive income, net of income tax. The deferred insurance acquisition costs for term-life insurance products are being amortized over the premium paying period of the policies.

                    KEMPER INVESTORS LIFE INSURANCE COMPANY


                                AND SUBSIDIARIES


                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


FUTURE POLICY BENEFITS



Liabilities for future policy benefits related to annuities and interest-sensitive life contracts reflect net premiums received plus interest credited during the contract accumulation period and the present value of future payments for contracts that have annuitized. Current interest rates credited during the contract accumulation period range from 3.0 percent to 7.5 percent. Future minimum guaranteed interest rates vary from 3.0 percent to 4.0 percent. For contracts that have annuitized, interest rates used in determining the present value of future payments range principally from 2.5 percent to 12.0 percent.



Liabilities for future term life policy benefits have been computed principally by a net level premium method. Anticipated rates of mortality are based on the 1975-1980 Select and Ultimate Table modified by Company experience, including withdrawals. Estimated future investment yields are a level 6.8 percent.



GUARANTY FUND ASSESSMENTS



The Company is liable for guaranty fund assessments related to certain unaffiliated insurance companies that have become insolvent during the years 1998 and prior. The Company's financial statements include provisions for all known assessments that are expected to be levied against the Company as well as an estimate of amounts (net of estimated future premium tax recoveries) that the Company believes it will be assessed in the future for which the life insurance industry has estimated the cost to cover losses to policyholders.



INVESTED ASSETS AND RELATED INCOME



Investments in fixed maturities and equity securities are carried at fair value. Short-term investments are carried at cost, which approximates fair value.



The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity, or in the case of mortgage-backed and asset-backed securities, over the estimated life of the security. Such amortization is included in net investment income. Amortization of the discount or premium from mortgage-backed and asset-backed securities is recognized using a level effective yield method which considers the estimated timing and amount of prepayments of the underlying loans and is adjusted to reflect differences which arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. To the extent that the estimated lives of such securities change as a result of changes in prepayment rates, the adjustment is also included in net investment income. The Company does not accrue interest income on fixed maturities deemed to be impaired on an other-than-temporary basis, or on mortgage loans and other real estate loans where the likelihood of collection of interest is doubtful.



Mortgage loans are carried at their unpaid balance, net of unamortized discount and any applicable reserves or write-downs. Other real estate-related investments, net of any applicable reserves and write-downs, include: (1) notes receivable from real estate ventures; (2) investments in real estate ventures, adjusted for the equity in the operating income or loss of such ventures, and
(3) real estate owned at December 31, 1997, carried at fair value. Real estate reserves are established when declines in collateral values, estimated in light of current economic conditions, indicate a likelihood of loss.



Investments in policy loans and other invested assets, consisting primarily of venture capital investments and a leveraged lease, are carried primarily at cost.



Realized gains or losses on sales of investments, determined on the basis of identifiable cost on the disposition of the respective investment, recognition of other-than-temporary declines in value and changes in real estate-related reserves and write-downs are included in revenue. Net unrealized gains or losses on revaluation of investments are credited or charged to accumulated other comprehensive income. Such unrealized gains are recorded net of deferred income tax expense, while unrealized losses are not tax benefitted.

                    KEMPER INVESTORS LIFE INSURANCE COMPANY


                                AND SUBSIDIARIES


                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


SEPARATE ACCOUNT BUSINESS



The assets and liabilities of the separate accounts represent segregated funds administered and invested by the Company for purposes of funding variable annuity and variable life insurance contracts for the exclusive benefit of variable annuity and variable life insurance contract holders. The Company receives administrative fees from the separate account and retains varying amounts of withdrawal charges to cover expenses in the event of early withdrawals by contract holders. The assets and liabilities of the separate accounts are carried at fair value.



INCOME TAX



For the period January 1 through January 4, 1996, the Company's federal income tax return was consolidated with Kemper and Kemper's other wholly-owned life insurance subsidiary, Federal Kemper Life Assurance Company ("FKLA"). The Boards of Directors of Kemper, KILICO and FKLA, adopted a written plan that provided that federal income taxes would be paid to or recovered from Kemper on the basis of each company's taxable income or loss as shown on its respective federal income tax return. In the event of a federal income tax credit which is greater than the amount recoverable from the other life insurance company or from the Internal Revenue Service, the funds available would be apportioned among the life companies entitled to a recovery on the basis of the relationship of each company's tax credit to the total of all of the life insurance companies in a deficit position. For the period January 5 through December 31, 1996, and subsequent years, the Company has filed a separate federal income tax return.



Deferred taxes are provided on the temporary differences between the tax and financial statement basis of assets and liabilities.



(2) CASH FLOW INFORMATION



The Company defines cash as cash in banks and money market accounts. The Company paid federal income taxes of $126.0 million, $29.0 million and $28.1 million directly to the United States Treasury Department during 1998, 1997 and 1996 respectively.

                    KEMPER INVESTORS LIFE INSURANCE COMPANY


                                AND SUBSIDIARIES


                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



(3) INVESTED ASSETS AND RELATED INCOME



The Company is carrying its fixed maturity investment portfolio at estimated fair value as fixed maturities are considered available for sale. The carrying value of fixed maturities compared with amortized cost, adjusted for other-than-temporary declines in value, were as follows:



                                                                                        ESTIMATED UNREALIZED
                                                               CARRYING    AMORTIZED    --------------------
                                                                VALUE         COST       GAINS      LOSSES
                       (in thousands)                          --------    ---------     -----      ------
DECEMBER 31, 1998
U.S. treasury securities and obligations of U.S. government
  agencies and authorities..................................  $    7,951   $    7,879   $    81    $     (9)
Obligations of states and political subdivisions, special
  revenue and nonguaranteed.................................      27,039       26,768       362         (91)
Debt securities issued by foreign governments...............      69,357       67,239     2,266        (148)
Corporate securities........................................   1,908,850    1,866,372    46,664      (4,186)
Mortgage and asset-backed securities........................   1,469,623    1,453,277    19,063      (2,717)
                                                              ----------   ----------   -------    --------
       Total fixed maturities...............................  $3,482,820   $3,421,535   $68,436    $ (7,151)
                                                              ==========   ==========   =======    ========
DECEMBER 31, 1997
U.S. treasury securities and obligations of U.S. government
  agencies and authorities..................................  $    6,258   $    6,298   $     4    $    (44)
Obligations of states and political subdivisions, special
  revenue and nonguaranteed.................................      29,330       29,308       160        (138)
Debt securities issued by foreign governments...............      92,563       92,722       188        (347)
Corporate securities........................................   1,861,655    1,846,588    24,733      (9,666)
Mortgage and asset-backed securities........................   1,678,837    1,669,159    10,035        (357)
                                                              ----------   ----------   -------    --------
       Total fixed maturities...............................  $3,668,643   $3,644,075   $35,120    $(10,552)
                                                              ==========   ==========   =======    ========



The carrying value and amortized cost of fixed maturity investments, by contractual maturity at December 31, 1998, are shown below. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties and because mortgage-backed and asset-backed securities provide for periodic payments throughout their life.



                                                               CARRYING     AMORTIZED
                                                                VALUE          COST
                       (in thousands)                          --------     ---------
One year or less............................................  $   44,816    $   44,745
Over one year through five years............................     814,646       802,147
Over five years through ten years...........................     891,767       866,613
Over ten years..............................................     261,968       254,753
Securities not due at a single maturity date, primarily
  mortgage and asset-backed securities(1)...................   1,469,623     1,453,277
                                                              ----------    ----------
       Total fixed maturities...............................  $3,482,820    $3,421,535
                                                              ==========    ==========


---------------

(1) Weighted average maturity of 4.0 years.



Proceeds from sales of investments in fixed maturities prior to maturity were $882.6 million, $633.9 million and $892.0 million during 1998, 1997 and 1996, respectively. Gross gains of $10.1 million, $3.1 million and $9.9 million and gross losses of $8.0 million, $13.7 million and $16.2 million were realized on sales and write-downs of fixed maturities in 1998, 1997 and 1996, respectively.



At December 31, 1998, the Company had 12 separate asset-backed securities included in fixed maturity investments from trusts formed to collateralize assets underwritten by Green Tree Financial Corporation, which

                    KEMPER INVESTORS LIFE INSURANCE COMPANY


                                AND SUBSIDIARIES


                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



(3) INVESTED ASSETS AND RELATED INCOME (CONTINUED)


in aggregate amounted to $97.7 million. No other individual investments exceeded ten percent of stockholder's equity at December 31, 1998.



At December 31, 1998, securities carried at approximately $6.4 million were on deposit with governmental agencies as required by law.



Upon default or indication of potential default by an issuer of fixed maturity securities, the issue(s) of such issuer would be placed on nonaccrual status and, since declines in fair value would no longer be considered by the Company to be temporary, would be analyzed for possible write-down. Any such issue would be written down to its net realizable value during the fiscal quarter in which the impairment was determined to have become other than temporary. Thereafter, each issue on nonaccrual status is regularly reviewed, and additional write-downs may be taken in light of later developments.



The Company's computation of net realizable value involves judgments and estimates, so such value should be used with care. Such value determination considers such factors as the existence and value of any collateral security; the capital structure of the issuer; the level of actual and expected market interest rates; where the issue ranks in comparison with other debt of the issuer; the economic and competitive environment of the issuer and its business; the Company's view on the likelihood of success of any proposed issuer restructuring plan; and the timing, type and amount of any restructured securities that the Company anticipates it will receive.



The Company's $164.4 million real estate portfolio at December 31, 1998 consists of joint venture and third-party mortgage loans and other real estate-related investments. At December 31, 1998 and 1997, total impaired real estate-related loans were as follows:



                                                              DECEMBER 31     DECEMBER 31
                                                                  1998            1997
                       (in millions)                          -----------     -----------
Impaired loans without reserves--gross......................     $ 83.9          $39.3
Impaired loans with reserves--gross.........................       21.5            2.2
                                                                 ------          -----
       Total gross impaired loans...........................      105.4           41.5
Reserves related to impaired loans..........................      (18.5)          (2.1)
                                                                 ------          -----
       Net impaired loans...................................     $ 86.9          $39.4
                                                                 ======          =====



Impaired loans without reserves include loans in which the deficit in equity investments in real estate-related investments is considered in determining reserves and write-downs. The Company had an average balance of $54.6 million and $45.2 million in impaired loans for 1998 and 1997, respectively. Cash payments received on impaired loans are generally applied to reduce the outstanding loan balance.



At December 31, 1998 and 1997, loans on nonaccrual status, before reserves and write-downs, amounted to $37.4 million and $47.4 million, respectively. The Company's nonaccrual loans are generally included in impaired loans.

                    KEMPER INVESTORS LIFE INSURANCE COMPANY


                                AND SUBSIDIARIES


                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



(3) INVESTED ASSETS AND RELATED INCOME (CONTINUED)


The sources of net investment income were as follows:



                                                                1998        1997        1996
                       (in thousands)                           ----        ----        ----
Interest and dividends on fixed maturities..................  $232,707    $250,170    $250,683
Dividends on equity securities..............................     2,143       2,123         646
Income from short-term investments..........................     5,391       4,128       9,130
Income from mortgage loans..................................    14,964      16,283      20,257
Income from policy loans....................................    21,096      20,549      20,700
Income from other real estate-related investments...........       352       6,631       4,917
Income from other loans and investments.....................     2,223       2,045       2,480
                                                              --------    --------    --------
       Total investment income..............................   278,876     301,929     308,813
Investment expense..........................................    (5,364)     (5,734)     (9,125)
                                                              --------    --------    --------
       Net investment income................................  $273,512    $296,195    $299,688
                                                              ========    ========    ========



Net realized investment gains (losses) for the years ended December 31, 1998, 1997 and 1996, were as follows:



                                                                  REALIZED GAINS (LOSSES)
                                                              -------------------------------
                                                                1998        1997       1996
                       (in thousands)                         --------    --------    -------
Real estate-related.........................................  $ 41,362    $ 19,758    $17,462
Fixed maturities............................................     2,158     (10,656)    (6,344)
Trading account securities--gross gains on transfer.........     3,254          --         --
Trading account securities--gross losses on transfer........      (417)         --         --
Trading account securities--holding losses..................      (151)         --         --
Equity securities...........................................     5,496         914         --
Other.......................................................       166         530      2,484
                                                              --------    --------    -------
  Realized investment gains before income tax expense.......    51,868      10,546     13,602
Income tax expense..........................................   (18,154)     (3,691)    (4,761)
                                                              --------    --------    -------
  Net realized investment gains.............................  $ 33,714    $  6,855    $ 8,841
                                                              ========    ========    =======



Unrealized gains (losses) are computed below as follows: fixed maturities--the difference between fair value and amortized cost, adjusted for other-than-temporary declines in value; equity and other securities--the difference between fair value and cost. The change in net unrealized investment gains (losses) by class of investment for the years ended December 31, 1998, 1997 and 1996 were as follows:



                                                                 CHANGE IN UNREALIZED GAINS (LOSSES)
                                                              -----------------------------------------
                                                              DECEMBER 31    DECEMBER 31    DECEMBER 31
                                                                  1998           1997          1996
                       (in thousands)                         -----------    -----------    -----------
Fixed maturities............................................    $36,717        $ 87,787      $(63,219)
Equity and other securities.................................     (1,074)           (103)        1,256
Adjustment to deferred insurance acquisition costs..........     (2,399)         (2,325)        1,307
Adjustment to value of business acquired....................     (1,954)        (26,209)       20,947
                                                                -------        --------      --------
  Unrealized gain (loss) before income tax expense
    (benefit)...............................................     31,290          59,150       (39,709)
Income tax expense (benefit)................................     10,952            (985)        7,789
                                                                -------        --------      --------
       Net unrealized gain (loss) on investments............    $20,338        $ 60,135      $(47,498)
                                                                =======        ========      ========

                    KEMPER INVESTORS LIFE INSURANCE COMPANY


                                AND SUBSIDIARIES


                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



(4) UNCONSOLIDATED INVESTEES



At December 31, 1998 and 1997 the Company, along with other Kemper subsidiaries, directly held partnership interests in a number of real estate joint ventures. The Company's direct and indirect real estate joint venture investments are accounted for utilizing the equity method, with the Company recording its share of the operating results of the respective partnerships. The Company, as an equity owner, has the ability to fund, and historically has elected to fund, operating requirements of certain of the joint ventures. Consolidation accounting methods are not utilized as the Company, in most instances, does not own more than 50 percent in the aggregate, and in any event, major decisions of the partnership must be made jointly by all partners.



As of December 31, 1998 and 1997, the Company's net equity investment in unconsolidated investees amounted to $1.2 million and $19.3 million, respectively. The Company's share of net income related to such unconsolidated investees amounted to $241 thousand, $835 thousand and $223 thousand in 1998, 1997 and 1996, respectively.



(5) CONCENTRATION OF CREDIT RISK



The Company generally strives to maintain a diversified invested asset portfolio; however, certain concentrations of credit risk exist in mortgage and asset-backed securities and real estate.



Approximately 28.0 percent of the Company's investment-grade fixed maturities at December 31, 1998 were mortgage-backed securities, down from 35.1 percent at December 31, 1997, due to sales and paydowns during 1998. These investments consist primarily of marketable mortgage pass-through securities issued by the Government National Mortgage Association, the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation and other investment-grade securities collateralized by mortgage pass-through securities issued by these entities. The Company has not made any investments in interest-only or other similarly volatile tranches of mortgage-backed securities. The Company's mortgage-backed investments are generally AAA credit quality.



Approximately 15.4 percent and 10.8 percent of the Company's investment-grade fixed maturities at December 31, 1998 and 1997, respectively, consisted of corporate asset-backed securities. The majority of the Company's investments in asset-backed securities were backed by home equity loans (21.9%), auto loans (8.2%), manufactured housing loans (14.8%), equipment loans (5.2%), and commercial mortgage backed securities (22.1%).



The Company's real estate portfolio is distributed by geographic location and property type. The geographic distribution of a majority of the real estate portfolio as of December 31, 1998 was as follows: California (31.5%), Hawaii (16.2%), Washington (9.9%) and Colorado (9.4%). The property type distribution of a majority of the real estate portfolio as of December 31, 1998 was as follows: hotels (39.9%), land (30.9%) and residential (15.5%).



Undeveloped land represented approximately 30.9 percent of the Company's real estate portfolio at December 31, 1998. To maximize the value of certain land and other projects, additional development has been proceeding or has been planned. Such development of existing projects would continue to require funding, either from the Company or third parties. In the present real estate markets, third-party financing can require credit enhancing arrangements (e.g., standby financing arrangements and loan commitments) from the Company. The values of development projects are dependent on a number of factors, including Kemper's and the Company's plans with respect thereto, obtaining necessary construction and zoning permits and market demand for the permitted use of the property. There can be no assurance that such permits will be obtained as planned or at all, nor that such expenditures will occur as scheduled, nor that Kemper's and the Company's plans with respect to such projects may not change substantially.



Approximately half of the Company's real estate mortgage loans are on properties or projects where the Company, Kemper, or their affiliates have taken ownership positions in joint ventures with a small number of partners.

                    KEMPER INVESTORS LIFE INSURANCE COMPANY


                                AND SUBSIDIARIES


                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



(5) CONCENTRATION OF CREDIT RISK (CONTINUED)


At December 31, 1998, loans to and investments in joint ventures in which Patrick M. Nesbitt or his affiliates ("Nesbitt"), a third-party real estate developer, have ownership interests constituted approximately $64.5 million, or
39.3 percent, of the Company's real estate portfolio. The Nesbitt ventures consist of nine hotel properties and two office buildings. At December 31, 1998, the Company did not have any Nesbitt-related off-balance-sheet legal funding commitments outstanding.



At December 31, 1998, loans to a master limited partnership (the "MLP") between subsidiaries of Kemper and subsidiaries of Lumbermens Mutual Casualty Company ("Lumbermens"), a former affiliate, constituted approximately $51.6 million, or
31.4 percent, of the Company's real estate portfolio. Kemper's interest is 75 percent at December 31, 1998. At December 31, 1998, MLP-related commitments accounted for approximately $6.1 million of the Company's off-balance-sheet legal commitments.



The remaining significant real estate-related investments amounted to $27.3 million at December 31, 1998 and consisted of various zoned and unzoned residential and commercial lots located in Hawaii. Due to certain negative zoning restriction developments in January 1997 and a continuing economic slump in Hawaii, the Company has placed these real estate-related investments on nonaccrual status as of December 31, 1996. The Company is currently pursuing the zoning of all remaining unzoned properties, as well as pursuing steps to sell all remaining zoned properties. However, due to the state of Hawaii's economy, which has lagged behind the economic expansion of most of the rest of the United States, the Company anticipates that it could be several additional years until the Company completely disposes of all of its investments in Hawaii.



At December 31, 1998, the Company no longer had any outstanding loans or investments in projects with the Prime Group, Inc. or its affiliates, as all such investments have been sold. However, the Company continues to have Prime Group-related commitments, which accounted for $25.7 million of the Company's off-balance-sheet legal commitments at December 31, 1998.



(6) INCOME TAXES



Income tax expense (benefit) was as follows for the years ended December 31, 1998, 1997 and 1996:



                                                                1998        1997       1996
                       (in thousands)                           ----        ----       ----
Current.....................................................  $ 52,274    $130,662    $26,300
Deferred....................................................   (12,470)    (99,370)      (897)
                                                              --------    --------    -------
          Total.............................................  $ 39,804    $ 31,292    $25,403
                                                              ========    ========    =======



Additionally, the deferred income tax expense (benefit) related to items included in other comprehensive income was as follows for the years ended December 31, 1998, 1997 and 1996:



                                                               1998       1997       1996
                       (in thousands)                          ----       ----       ----
Unrealized gains and losses on investments..................  $12,475    $ 9,002    $   --
Value of business acquired..................................     (684)    (9,173)    7,331
Deferred insurance acquisition costs........................     (840)      (814)      457
                                                              -------    -------    ------
          Total.............................................  $10,952    $  (985)   $7,789
                                                              =======    =======    ======

                    KEMPER INVESTORS LIFE INSURANCE COMPANY


                                AND SUBSIDIARIES


                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



(6) INCOME TAXES (CONTINUED)


The actual income tax expense for 1998, 1997 and 1996 differed from the "expected" tax expense for those years as displayed below. "Expected" tax expense was computed by applying the U.S. federal corporate tax rate of 35 percent in 1998, 1997, and 1996 to income before income tax expense.



                                                               1998       1997       1996
                       (in thousands)                          ----       ----       ----
Computed expected tax expense...............................  $36,734    $24,503    $20,938
Difference between "expected" and actual tax expense:
  State taxes...............................................     (434)     1,801        913
  Amortization of goodwill..................................    4,460      5,353      3,568
  Dividend received deduction...............................     (540)        --         --
  Foreign tax credit........................................     (250)      (278)        --
  Other, net................................................     (166)       (87)       (16)
                                                              -------    -------    -------
          Total actual tax expense..........................  $39,804    $31,292    $25,403
                                                              =======    =======    =======



Deferred tax assets and liabilities are generally determined based on the difference between the financial statement and tax basis of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. The Company only records deferred tax assets if future realization of the tax benefit is more likely than not, with a valuation allowance recorded for the portion that is not likely to be realized. The valuation allowance is subject to future adjustments based upon, among other items, the Company's estimates of future operating earnings and capital gains.



The Company has established a valuation allowance to reduce the deferred federal tax asset related to real estate and other investments to the amount that, based upon available evidence, is, in management's judgment, more likely than not, to be realized. Any reversals of the valuation allowance are contingent upon the recognition of future capital gains in the Company's federal income tax return or a change in circumstances which causes the recognition of the benefits to become more likely than not. The change in the valuation allowance is related solely to the change in the net deferred federal tax asset or liability from unrealized gains or losses on investments.

                    KEMPER INVESTORS LIFE INSURANCE COMPANY


                                AND SUBSIDIARIES


                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



(6) INCOME TAXES (CONTINUED)


The tax effects of temporary differences that give rise to significant portions of the Company's net deferred federal tax assets or liabilities were as follows:



                                                            DECEMBER 31   DECEMBER 31    DECEMBER 31
                                                               1998           1997           1996
                      (in thousands)                        -----------   -----------    -----------
Deferred federal tax assets:
  Deferred insurance acquisition costs....................   $ 86,332       $ 75,522       $  4,520
  Unrealized losses on investments........................         --             --         16,624
  Life policy reserves....................................     27,240         43,337         46,452
  Unearned revenue........................................     42,598         37,243             --
  Real estate-related.....................................     13,944         13,400         20,642
  Other investment-related................................      5,770          3,298          5,409
  Other...................................................      4,923          4,371          3,639
                                                             --------       --------       --------
     Total deferred federal tax assets....................    180,807        177,171         97,286
  Valuation allowance.....................................    (15,201)       (15,201)       (31,825)
                                                             --------       --------       --------
     Total deferred federal tax assets after valuation
       allowance..........................................    165,606        161,970         65,461
                                                             --------       --------       --------
Deferred federal tax liabilities:
  Value of business acquired..............................     41,598         48,469         66,373
  Deferred insurance acquisition costs....................     32,040         20,811          9,384
  Depreciation and amortization...........................     19,111         20,201         15,473
  Other investment-related................................     14,337         18,774         28,855
  Unrealized gains on investments.........................     21,477          9,002             --
  Other...................................................      1,984          4,720          5,738
                                                             --------       --------       --------
     Total deferred federal tax liabilities...............    130,547        121,977        125,823
                                                             --------       --------       --------
Net deferred federal tax assets (liabilities).............   $ 35,059       $ 39,993       $(60,362)
                                                             ========       ========       ========



The net deferred tax assets relate primarily to unearned revenue and the tax on deferred insurance acquisition costs ("DAC Tax") associated with $1.5 billion and $2.7 billion of new and renewal sales in 1998 and 1997, respectively from a non-registered individual and group variable bank-owned life insurance contract ("BOLI"). Management believes that it is more likely than not that the results of future operations will generate sufficient taxable income over the ten year amortization period of the unearned revenue and DAC Tax to realize such deferred tax assets.



The tax returns through the year 1993 have been examined by the Internal Revenue Service ("IRS"). Changes proposed are not material to the Company's financial position. The tax returns for the years 1994 through 1996 are currently under examination by the IRS.



(7) RELATED-PARTY TRANSACTIONS



The Company received capital contributions from Kemper of $4.3 million, $45.0 million and $18.4 million during 1998, 1997 and 1996, respectively. The Company paid cash dividends of $95.0 million and $29.3 million to Kemper during 1998 and 1997, respectively. The Company did not pay any cash dividends to Kemper during 1996.



The Company has loans to joint ventures, consisting primarily of mortgage loans on real estate, in which the Company and/or one of its affiliates has an ownership interest. At December 31, 1998 and 1997, joint venture mortgage loans totaled $65.8 million and $72.7 million, respectively, and during 1998, 1997 and 1996, the Company earned interest income on these joint venture loans of $6.8 million, $7.5 million and $9.5 million, respectively.

                    KEMPER INVESTORS LIFE INSURANCE COMPANY


                                AND SUBSIDIARIES


                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



(7) RELATED-PARTY TRANSACTIONS (CONTINUED)


All of the Company's personnel are employees of Federal Kemper Life Assurance Company ("FKLA"), an affiliated company. The Company is allocated expenses for the utilization of FKLA employees and facilities, the investment management services of Scudder Kemper Investments, Inc. ("SKI") an affiliated company, and the information systems of Kemper Service Company ("KSvC"), an SKI subsidiary, based on the Company's share of administrative, legal, marketing, investment management, information systems and operation and support services. During 1998, 1997 and 1996, expenses allocated to the Company from SKI and KSvC amounted to $43 thousand, $114 thousand and $1.7 million, respectively. The Company also paid to SKI investment management fees of $3.1 million, $3.5 million and $3.6 million during 1998, 1997 and 1996, respectively. In addition, expenses allocated to the Company from FKLA during 1998, 1997 and 1996 amounted to $35.5 million, $30.0 million and $10.5 million, respectively. The Company also paid to Kemper real estate subsidiaries $1.5 million, $2.2 million and $1.8 million in 1998, 1997 and 1996, respectively, related to the management of the Company's real estate portfolio.



(8) REINSURANCE



In the ordinary course of business, the Company enters into reinsurance agreements to diversify risk and limit its overall financial exposure to certain blocks of fixed-rate annuities and to individual death claims. The Company generally cedes 100 percent of the related annuity liabilities under the terms of the reinsurance agreements. Although these reinsurance agreements contractually obligate the reinsurers to reimburse the Company, they do not discharge the Company from its primary liabilities and obligations to policyholders. As such, these amounts paid or deemed to have been paid are recorded on the Company's consolidated balance sheet as reinsurance recoverables and ceded future policy benefits.



As of December 31, 1998 and 1997, the reinsurance recoverable related to fixed-rate annuity liabilities ceded to an affiliate amounted to $344.8 million and $382.6 million, respectively.



In December 1996, the Company assumed on a yearly renewable term basis approximately $14.4 billion (face amount) of term life insurance from FKLA. As a result of this transaction, the Company recorded premiums and reserves of approximately $7.3 million. The difference between the cash transferred, which represents the statutory reserves of the business assumed, and the reserves recorded under generally accepted accounting principles ("GAAP"), of approximately $18.4 million, was deemed to be a capital contribution from Kemper and was recorded as additional paid-in-capital during 1996. As of the date of this transaction, no deferred tax impact was recorded on the difference between the statutory and GAAP reserves. This deferred tax impact of $6.5 million was recorded in 1998 as a reduction to the original capital contribution. Premiums assumed during 1998 under the terms of the treaty amounted to $21.6 million and the face amount which remained outstanding at December 31, 1998 amounted to $11.7 billion.



Effective January 1, 1997, the Company ceded 90 percent of all new term life insurance premiums to outside reinsurers. Term life reserves ceded to outside reinsurers on the Company's direct business amounted to approximately $293 thousand and $139 thousand as of December 31, 1998 and 1997, respectively.



During December 1997, the Company entered into a funds withheld reinsurance agreement with a Zurich affiliated company, ZC Life Reinsurance Limited ("ZC Life"), formerly EPICENTRE Reinsurance (Bermuda) Limited. Under the terms of this agreement, the Company ceded, on a yearly renewable term basis, ninety percent of the net amount at risk (death benefit payable to the insured less the insured's separate account cash surrender value) related to the new BOLI product developed in 1997, which is held in the Company's separate accounts. During 1997, the Company issued $59.3 billion (face amount) of new BOLI business and ceded $51.1 billion (face amount) to ZC Life under the terms of the treaty. During 1997, the Company also ceded $24.3 million of separate account fees (cost of insurance charges) to ZC Life. The Company has also withheld approximately $23.4 million of such funds due to ZC Life under the terms of the reinsurance agreement as a component of benefits and funds payable in the accompanying consolidated balance sheet as of December 31, 1997.

                    KEMPER INVESTORS LIFE INSURANCE COMPANY


                                AND SUBSIDIARIES


                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



(8) REINSURANCE (CONTINUED)


During 1998, the Company modified the reinsurance agreement to increase the reinsurance from ninety percent to one hundred percent. During 1998, the Company issued $6.9 billion (face amount) of new BOLI business and ceded $11.1 billion (face amount) to ZC Life under the terms of the modified treaty. During 1998, the Company also ceded $175.5 million of separate account fees (cost of insurance charges) to ZC Life. The Company has also withheld approximately $170.9 million of such funds due to ZC Life under the terms of the reinsurance agreement as a component of benefits and funds payable in the accompanying consolidated balance sheet as of December 31, 1998.



KILICO has a large and growing funds withheld account ("FWA") supporting reserve credits on reinsurance ceded on the BOLI product. Amendments to the reinsurance contracts during 1998 changed the methodology used to determine increases to the FWA. A substantial portion of the FWA is now marked-to-market based upon the Total Return of the Governmental Bond Division of the KILICO Variable Series I Separate Account. During 1998, the Company recorded a $2.5 million increase to the FWA related to this mark-to-market. To properly match revenue and expenses, the Company has placed assets supporting the FWA in a segmented portion of its General Account. This portfolio is classified as "trading" under Statement of Financial Accounting Standards No. 115 ("FAS 115"). FAS 115 mandates that assets held in a trading account be valued at fair value, with changes in fair value flowing through the income statement as realized capital gains and losses. During 1998, the Company recorded a realized capital gain of $2.8 million upon transfer of these assets from "available for sale" to the trading portfolio as required by FAS 115. In addition, the Company recorded realized capital losses of $151 thousand related to the changes in fair value of this portfolio during 1998. The fair value of this portfolio was $101.8 million at December 31, 1998, and the amortized cost was $99.1 million. The Company periodically purchases assets into this segmented portfolio to support changes in the FWA.



(9) POSTRETIREMENT BENEFITS OTHER THAN PENSIONS



FKLA sponsors a welfare plan that provides medical and life insurance benefits to its retired and active employees and the Company is allocated a portion of the costs of providing such benefits. The Company is self insured with respect to medical benefits, and the plan is not funded except with respect to certain disability-related medical claims. The medical plan provides for medical insurance benefits at retirement, with eligibility based upon age and the participant's number of years of participation attained at retirement. The plan is contributory for pre-Medicare retirees, and will be contributory for all retiree coverage for most current employees, with contributions generally adjusted annually. Postretirement life insurance benefits are noncontributory and are limited to $10,000 per participant.



The allocated accumulated postretirement benefit obligation accrued by the Company amounted to $2.0 million and $1.9 million at December 31, 1998 and 1997, respectively.



The discount rate used in determining the allocated postretirement benefit obligation was 7.0 percent and 7.25 percent for 1998 and 1997, respectively. The assumed health care trend rate used was based on projected experience for 1998,
8.0 percent for 1999, gradually declining to 6.4 percent by the year 2003 and gradually declining thereafter.



A one percentage point increase in the assumed health care cost trend rate for each year would increase the accumulated postretirement benefit obligation as of December 31, 1998 and 1997 by $312 thousand and $242 thousand, respectively.



(10) COMMITMENTS AND CONTINGENT LIABILITIES



The Company is involved in various legal actions for which it establishes liabilities where appropriate. In the opinion of the Company's management, based upon the advice of legal counsel, the resolution of such litigation is not expected to have a material adverse effect on the consolidated financial statements.



Although neither the Company nor its joint venture projects have been identified as a "potentially responsible party" under Federal environmental guidelines, inherent in the ownership of, or lending to, real estate projects is

                    KEMPER INVESTORS LIFE INSURANCE COMPANY


                                AND SUBSIDIARIES


                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



(10) COMMITMENTS AND CONTINGENT LIABILITIES (CONTINUED)


the possibility that environmental pollution conditions may exist on or near or relate to properties owned or previously owned on properties securing loans. Where the Company has presently identified remediation costs, they have been taken into account in determining the cash flows and resulting valuations of the related real estate assets. Based on the Company's receipt and review of environmental reports on most of the projects in which it is involved, the Company believes its environmental exposure would be immaterial to its consolidated results of operations. However, the Company may be required in the future to take actions to remedy environmental exposures, and there can be no assurance that material environmental exposures will not develop or be identified in the future. The amount of future environmental costs is impossible to estimate due to, among other factors, the unknown magnitude of possible exposures, the unknown timing and extent of corrective actions that may be required, the determination of the Company's liability in proportion to others and the extent such costs may be covered by insurance or various environmental indemnification agreements.



(11) FINANCIAL INSTRUMENTS--OFF-BALANCE-SHEET RISK



At December 31, 1998, the Company had future legal loan commitments and stand-by financing agreements totaling $64.4 million to support the financing needs of various real estate investments. To the extent these arrangements are called upon, amounts loaned would be collateralized by assets of the joint ventures, including first mortgage liens on the real estate. The Company's criteria in making these arrangements are the same as for its mortgage loans and other real estate investments. These commitments are included in the Company's analysis of real estate-related reserves and write-downs. The fair values of loan commitments and standby financing agreements are estimated in conjunction with and using the same methodology as the fair value estimates of mortgage loans and other real estate-related investments.



(12) FAIR VALUE OF FINANCIAL INSTRUMENTS



Fair value estimates are made at specific points in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument. A significant portion of the Company's financial instruments are carried at fair value. Fair value estimates for financial instruments not carried at fair value are generally determined using discounted cash flow models and assumptions that are based on judgments regarding current and future economic conditions and the risk characteristics of the investments. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could significantly affect the estimates and such estimates should be used with care.



Fair value estimates are determined for existing on- and off-balance sheet financial instruments without attempting to estimate the value of anticipated future business and the value of assets and certain liabilities that are not considered financial instruments. Accordingly, the aggregate fair value estimates presented do not represent the underlying value of the Company. For example, the Company's subsidiaries are not considered financial instruments, and their value has not been incorporated into the fair value estimates. In addition, tax ramifications related to the realization of unrealized gains and losses can have a significant effect on fair value estimates and have not been considered in any of the estimates.



The following methods and assumptions were used by the Company in estimating the fair value of its financial instruments:



FIXED MATURITIES AND EQUITY SECURITIES: Fair values were determined by using market quotations, or independent pricing services that use prices provided by market makers or estimates of fair values obtained from yield data relating to instruments or securities with similar characteristics, or fair value as determined in good faith by the Company's portfolio manager, SKI.

                    KEMPER INVESTORS LIFE INSURANCE COMPANY


                                AND SUBSIDIARIES


                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



(12) FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)


CASH AND SHORT-TERM INVESTMENTS: The carrying amounts reported in the consolidated balance sheets for these instruments approximate fair values.



MORTGAGE LOANS AND OTHER REAL ESTATE-RELATED INVESTMENTS: Fair values were estimated based upon the investments observable market price, net of estimated costs to sell. The estimates of fair value should be used with care given the inherent difficulty in estimating the fair value of real estate due to the lack of a liquid quotable market.



OTHER LOANS AND INVESTMENTS: The carrying amounts reported in the consolidated balance sheets for these instruments approximate fair values. The fair values of policy loans were estimated by discounting the expected future cash flows using an interest rate charged on policy loans for similar policies currently being issued.



LIFE POLICY BENEFITS: Fair values of the life policy benefits regarding investment contracts (primarily deferred annuities) and universal life contracts were estimated by discounting gross benefit payments, net of contractual premiums, using the average crediting rate currently being offered in the marketplace for similar contracts with maturities consistent with those remaining for the contracts being valued. The Company had projected its future average crediting rate in 1998 and 1997 to be 4.75 percent and 5.25 percent, respectively, while the assumed average market crediting rate was 5.0 percent and 6.0 percent in 1998 and 1997, respectively.



The carrying values and estimated fair values of the Company's financial instruments at December 31, 1998 and 1997 were as follows:



                                                           DECEMBER 31, 1998         DECEMBER 31, 1997
                                                        -----------------------   -----------------------
                                                         CARRYING       FAIR       CARRYING       FAIR
                                                          VALUE        VALUE        VALUE        VALUE
                    (in thousands)                       --------      -----       --------      -----
Financial instruments recorded as assets:
  Fixed maturities....................................  $3,482,820   $3,482,820   $3,668,643   $3,668,643
  Trading account securities..........................     101,781      101,781           --           --
  Cash and short-term investments.....................      71,820       71,820      259,925      259,925
  Mortgage loans and other real estate-related
     assets...........................................     164,375      164,375      220,046      220,046
  Policy loans........................................     271,540      271,540      282,439      282,439
  Equity securities...................................      66,854       66,854       24,839       24,839
  Other invested assets...............................      23,645       27,620       20,820       24,404
Financial instruments recorded as liabilities:
  Life policy benefits, excluding term life
     reserves.........................................   3,551,050    3,657,510    3,846,023    4,050,852
  Funds withheld account..............................     170,920      170,920       23,420       23,420



(13) STOCKHOLDER'S EQUITY--RETAINED EARNINGS



The maximum amount of dividends which can be paid by insurance companies domiciled in the State of Illinois to shareholders without prior approval of regulatory authorities is restricted. The maximum amount of dividends which can be paid by the Company without prior approval in 1999 is $64.9 million. The Company paid cash dividends of $95.0 million and $29.3 million to Kemper during 1998 and 1997, respectively. The Company paid no cash dividends in 1996.



The Company's net income and capital and surplus as determined in accordance with statutory accounting principles were as follows:



                                                                1998       1997       1996
                       (in thousands)                           ----       ----       ----
Net income..................................................  $ 64,871   $ 58,372   $ 37,287
                                                              ========   ========   ========
Statutory capital and surplus...............................  $455,213   $476,924   $411,837
                                                              ========   ========   ========

                    KEMPER INVESTORS LIFE INSURANCE COMPANY


                                AND SUBSIDIARIES


                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



(14) UNAUDITED INTERIM FINANCIAL INFORMATION



The following table sets forth the Company's unaudited quarterly financial information:



(in thousands)



                      QUARTER ENDED                         MARCH 31   JUNE 30   SEPTEMBER 30   DECEMBER 31
                      -------------                         --------   -------   ------------   -----------
1998 OPERATING SUMMARY
  Net investment income...................................  $70,551    $68,467     $66,892       $ 67,602
  Realized investment gains...............................    1,854     15,673       8,951         25,390
  Premium income..........................................    5,203      5,941       5,278          5,924
  Separate account fees and other income..................   20,418     19,922      17,631         14,042
                                                            -------    -------     -------       --------
          Total revenue...................................   98,026    110,003      98,752        112,958
                                                            -------    -------     -------       --------
  Interest credited and benefits to policyholders.........   57,930     57,939      54,251         34,815
  Commissions, taxes, licenses and fees...................   13,885     13,922      12,282         29,251
  Operating expenses......................................   10,094     12,157      10,528         11,794
  Net deferral of insurance acquisition costs.............   (7,973)   (11,983)     (9,669)        (4,858)
  Amortization of value of business acquired..............    4,427      7,121       6,359           (230)
  Amortization of goodwill................................    3,186      3,186       3,186          3,186
                                                            -------    -------     -------       --------
          Total benefits and expenses.....................   81,549     82,342      76,937         73,958
                                                            -------    -------     -------       --------
  Income before income tax expense........................   16,477     27,661      21,815         39,000
  Income tax expense......................................    7,247     11,774       8,828         11,955
                                                            -------    -------     -------       --------
          Net income......................................  $ 9,230    $15,887     $12,987       $ 27,045
                                                            =======    =======     =======       ========
1997 OPERATING SUMMARY
  Net investment income...................................  $74,249    $74,050     $72,950       $ 74,946
  Realized investment gains (losses)......................      889      8,161      (3,032)         4,528
  Premium income..........................................    5,008      4,121       3,938          9,172
  Separate account fees and other income..................    8,909     12,961      12,215         62,415(1)
                                                            -------    -------     -------       --------
          Total revenue...................................   89,055     99,293      86,071        151,061
                                                            -------    -------     -------       --------
  Interest credited and benefits to policyholders.........   57,859     56,643      57,965         55,687
  Commissions, taxes, licenses and fees...................    8,023      9,475       8,389         59,323(1)
  Operating expenses......................................    7,175      8,780      10,014         10,868
  Net deferral of insurance acquisition costs.............   (7,216)    (6,877)     (7,471)       (13,409)
  Amortization of value of business acquired..............    4,821      6,991       6,743          6,393
  Amortization of goodwill................................    2,547      2,552       2,549          7,647(2)
                                                            -------    -------     -------       --------
          Total benefits and expenses.....................   73,209     77,564      78,189        126,509
                                                            -------    -------     -------       --------
  Income before income tax expense........................   15,846     21,729       7,882         24,552
  Income tax expense......................................    5,678      8,723       3,778         13,113
                                                            -------    -------     -------       --------
          Net income......................................  $10,168    $13,006     $ 4,104       $ 11,439
                                                            =======    =======     =======       ========


---------------


Notes:



(1) Reflects premium tax expense loads received and premium taxes incurred of $49.1 million related to new BOLI sales of $2.6 billion in the fourth quarter of 1997.



(2) Reflects the effect of the change in amortization of goodwill from 25 to 20 years.

                    KEMPER INVESTORS LIFE INSURANCE COMPANY


                                AND SUBSIDIARIES


                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



(15) OPERATING SEGMENTS AND RELATED INFORMATION



In June 1997, the FASB issued SFAS No. 131, DISCLOSURES ABOUT SEGMENTS OF AN ENTERPRISE AND RELATED INFORMATION. SFAS No. 131 establishes standards for how to report information about operating segments. It also establishes standards for related disclosures about products and services, geographic areas and major customers. The Company adopted SFAS No. 131 as of December 31, 1998 and the impact of implementation did not affect the Company's consolidated financial position, results of operations or cash flows. In the initial year of adoption, SFAS No. 131 requires comparative information for earlier years to be restated, unless impracticable to do so.



In connection with the acquisition by Zurich, the Company, FKLA, ZLICA, and Fidelity Life Association ("FLA"), a Mutual Legal Reserve Company, owned by its policyholders, began to operate under the trade name Zurich Kemper Life. For purposes of this operating segment disclosure, Zurich Kemper Life will also include the operations of Zurich Direct, Inc., an affiliated direct marketing life insurance agency and excludes FLA, as it is owned by its policyholders.



Zurich Kemper Life is segregated by Strategic Business Unit ("SBU"). The SBU concept employed by ZFS has each SBU concentrate on a specific customer market. The SBU is the focal point of Zurich Kemper Life, because it is at the SBU level that Zurich Kemper Life can clearly identify customer segments and then work to understand and satisfy the needs of each customer. The contributions of Zurich Kemper Life's SBU's to consolidated revenues, operating results and certain balance sheet data pertaining thereto, are shown in the following tables on the basis of generally accepted accounting principles. Zurich Kemper Life's SBU's were formed in 1996, subsequent to the acquisition by Zurich, however, financial information was not produced by SBU until 1997. Therefore, Zurich Kemper Life has not provided segment information for 1996, as it would be impracticable to do so.



Zurich Kemper Life is segregated into the Agency, Financial, Group Retirement and Direct SBU's. The SBU's are not managed at the legal entity level, but rather at the Zurich Kemper Life level. Zurich Kemper Life's SBU's cross legal entity lines, as certain similar products are sold by more than one legal entity. The vast majority of the Company's business is derived from the Financial and Group Retirement SBU's.



Each SBU's revenue is derived from geographically dispersed areas as Zurich Kemper Life is licensed in the District of Columbia and all states except New York. During 1998 and 1997, Zurich Kemper Life did not derive net revenue from one customer that exceeded 10 percent of the total revenue of Zurich Kemper Life.



The principal products and markets of Zurich Kemper Life's SBU's are as follows:



AGENCY: The Agency SBU develops low cost term and universal life insurance, as well as fixed annuities, to market through independent agencies and national marketing organizations.



FINANCIAL: The Financial SBU focuses on a wide range of products that provide for the accumulation, distribution and transfer of wealth and primarily includes variable and fixed annuities, variable universal life and bank-owned life insurance. These products are distributed to consumers through financial intermediaries such as banks, brokerage firms and independent financial planners.



GROUP RETIREMENT: The Group Retirement SBU has a sharp focus on its target customer. This SBU markets variable annuities to K-12 schoolteachers, administrators, and healthcare workers, along with college professors and certain employees of selected non-profit organizations. This target market is eligible for what the IRS designates as retirement-oriented savings or investment plans that qualify for special tax treatment.



DIRECT: The Direct SBU is a direct marketer of basic, low-cost term life insurance through various marketing media.

                    KEMPER INVESTORS LIFE INSURANCE COMPANY


                                AND SUBSIDIARIES


                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



Summarized financial information for ZKL's SBU's are as follows:



As of and for the period ending December 31, 1998:


(in thousands)



                                                                      GROUP
                                            AGENCY     FINANCIAL    RETIREMENT    DIRECT       TOTAL
            INCOME STATEMENT                ------     ---------    ----------    ------       -----
REVENUE
  Premium income........................  $  160,067   $       56   $       --   $  5,583   $   165,706
  Net investment income.................     141,171      180,721      100,695        271       422,858
  Realized investment gains.............      20,335       33,691       15,659         30        69,715
  Fees and other income.................      80,831       40,421       31,074     23,581       175,907
                                          ----------   ----------   ----------   --------   -----------
       Total revenue....................     402,404      254,889      147,428     29,465       834,186
                                          ----------   ----------   ----------   --------   -----------
BENEFITS AND EXPENSES
  Policyholder benefits.................     243,793      117,742       73,844      2,110       437,489
  Intangible asset amortization.........      58,390       15,669       15,703         --        89,762
  Net deferral of insurance acquisition
     costs..............................     (55,569)      (9,444)     (22,964)   (22,765)     (110,742)
  Commissions and taxes, licenses and
     fees...............................      29,539       43,919       22,227     11,707       107,392
  Operating expenses....................      61,659       24,924       20,279     35,593       142,455
                                          ----------   ----------   ----------   --------   -----------
       Total benefits and expenses......     337,812      192,810      109,089     26,645       666,356
                                          ----------   ----------   ----------   --------   -----------
Income before income tax expense........      64,592       62,079       38,339      2,820       167,830
Income tax expense......................      26,774       24,340       14,794      1,001        66,909
                                          ----------   ----------   ----------   --------   -----------
       Net income.......................  $   37,818   $   37,739   $   23,545   $  1,819   $   100,921
                                          ==========   ==========   ==========   ========   ===========
BALANCE SHEET
  Total assets..........................  $3,194,530   $8,232,927   $4,172,828   $ 46,254   $15,646,539
                                          ==========   ==========   ==========   ========   ===========



                                                                                NET
                                                                  REVENUE      INCOME      ASSETS
                                                                  -------      ------      ------
Total revenue, net income and assets, respectively, from
above:........................................................    $834,186    $100,921   $15,646,539
                                                                  --------    --------   -----------
Less:
  Revenue, net income and assets of FKLA......................     336,841      35,953     2,986,381
  Revenue, net loss and assets of ZLICA.......................      54,058      (1,066)      416,115
  Revenue, net income and assets Zurich Direct................      23,548         885         4,322
                                                                  --------    --------   -----------
  Totals per the Company's consolidated financial
     statements...............................................    $419,739    $ 65,149   $12,239,721
                                                                  ========    ========   ===========

                    KEMPER INVESTORS LIFE INSURANCE COMPANY


                                AND SUBSIDIARIES


                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



As of and for the period ending December 31, 1997:


(in thousands)



                                                                            GROUP
                                                  AGENCY     FINANCIAL    RETIREMENT   DIRECT       TOTAL
               INCOME STATEMENT                   ------     ---------    ----------   ------       -----
REVENUE
  Premium income..............................  $  167,439   $       --   $       --   $ 4,249   $   171,688
  Net investment income.......................     155,885      212,767       91,664       455       460,771
  Realized investment gains...................       2,503        7,744        2,692        50        12,989
  Fees and other income.......................      78,668       73,823       23,663     8,007       184,161
                                                ----------   ----------   ----------   -------   -----------
       Total revenue..........................     404,495      294,334      118,019    12,761       829,609
                                                ----------   ----------   ----------   -------   -----------
BENEFITS AND EXPENSES
  Policyholder benefits.......................     247,878      153,327       60,061     2,234       463,500
  Intangible asset amortization...............      58,534       25,593       15,589        --        99,716
  Net deferral of insurance acquisition
     costs....................................     (50,328)     (18,222)     (13,033)   (5,242)      (86,825)
  Commissions and taxes, licenses and fees....      39,477       66,552       16,668     3,518       126,215
  Operating expenses..........................      55,859       20,282       14,320    19,472       109,933
                                                ----------   ----------   ----------   -------   -----------
       Total benefits and expenses............     361,420      247,532       93,605    19,982       712,539
                                                ----------   ----------   ----------   -------   -----------
Income (loss) before income tax expense
  (benefit)...................................      53,075       46,802       24,414    (7,221)      117,070
Income tax expense (benefit)..................      25,554       21,144       10,545    (2,528)       54,715
                                                ----------   ----------   ----------   -------   -----------
       Net income (loss)......................  $   27,521   $   25,658   $   13,869   $(4,693)  $    62,355
                                                ==========   ==========   ==========   =======   ===========
BALANCE SHEET
  Total assets................................  $2,877,854   $7,416,791   $3,759,173   $41,669   $14,095,487
                                                ==========   ==========   ==========   =======   ===========



                                                               REVENUE     NET INCOME      ASSETS
                                                               -------     ----------      ------
Total revenue, net income and assets, respectively, from
  above:....................................................   $829,609     $62,355      $14,095,487
Less:
  Revenue, net income and assets of FKLA....................    338,854      24,740        3,105,396
  Revenue, net income and assets of ZLICA...................     57,233       2,193          398,786
  Revenue, net loss and assets of Zurich Direct.............      8,042      (3,295)           1,655
                                                               --------     -------      -----------
       Totals per the Company's consolidated financial
          statements........................................   $425,480     $38,717      $10,589,650
                                                               ========     =======      ===========

APPENDIX A

ILLUSTRATION OF A MARKET VALUE ADJUSTMENT

Purchase Payment:            $40,000

Guarantee Period:                 5 Years

Guaranteed Interest Rate:     5% Annual Effective Rate

The following examples illustrate how the Market Value Adjustment and the Withdrawal Charge may affect the values of a Certificate upon a withdrawal. The 5% assumed Guaranteed Interest Rate is the rate required to be used in the "Summary of Expenses." In these examples, the withdrawal occurs one year after the Date of Issue. The Market Value Adjustment operates in a similar manner for transfers. No Withdrawal Charge applies to transfers.

The Guarantee Period Value for this $40,000 Purchase Payment is $51,051.26 at the end of the five-year Guarantee Period. After one year, when the withdrawals occur in these examples, the Guarantee Period Value is $42,000.00. It is also assumed, for the purposes of these examples, that no prior partial withdrawals or transfers have occurred.

The Market Value Adjustment will be based on the rate KILICO is then crediting (at the time of the withdrawal) on new Certificates with the same Guarantee Period as the time remaining in your Guarantee Period rounded to the next higher number of complete years. One year after the Purchase Payment there would have been four years remaining in your Guarantee Period. These examples also show the Withdrawal Charge (if any) which would be calculated separately after the Market Value Adjustment.

EXAMPLE OF A DOWNWARD MARKET VALUE ADJUSTMENT

A downward Market Value Adjustment results from a full or partial withdrawal that occurs when interest rates have increased. Assume interest rates have increased one year after the Purchase Payment and KILICO is then crediting 6.5% for a four-year Guarantee Period. Upon a full withdrawal, the market value adjustment factor would be:

                                 -.0551589*   =    [   (1 + .05)    ]  (4)   -1
                                                      ----------
                                                      (1 + .065)

The Market Value Adjustment is a reduction of $2,316.67 from the Guarantee Period Value:

                       - 2,316.67 = -.0551589 X 42,000.00

The Market Adjusted Value would be:

                      $39,683.33 = $42,000.00 - $2,316.67

A Withdrawal Charge of 6% would be assessed against the Market Adjusted Value in excess of the amount available as a free withdrawal. In this case, there are no prior withdrawals, so 10% of the Market Adjusted Value is not subject to a Withdrawal Charge. The Withdrawal Charge is thus:

                       $2,142.90 = $39,683.33 X .90 X .06

Thus, the amount payable on a full withdrawal would be:

                      $37,540.43 = $39,683.33 - $2,142.90

If instead of a full withdrawal, 50% of the Guarantee Period Value was withdrawn (partial withdrawal of 50%), the Market Value Adjustment would be 50% of that of the full withdrawal:

                      -$1,158.34 = -.0551589 X $21,000.00

The Market Adjusted Value would be:

                      $19,841.66 = $21,000.00 - $1,158.34

---------------

* Actual calculation utilizes 10 decimal places.

The Withdrawal Charge of 6% would apply to the Market Adjusted Value being withdrawn, less 10% of the full Market Adjusted Value as there are no prior withdrawals:

                $952.39 = ($19,841.46 - .10 X $39,683.33) X .06

Thus, the amount payable on this partial withdrawal would be:

                        $18.889.07 = $19,841.46 -$952.39

EXAMPLE OF AN UPWARD MARKET VALUE ADJUSTMENT

An upward Market Value Adjustment results from a withdrawal that occurs when interest rates have decreased. Assume interest rates have decreased one year later and KILICO is then crediting 4% for a four-year Guarantee Period. Upon a full withdrawal, the market value adjustment factor would be:

                                 +.0390198    =    [   (1 + .05)    ]  (4)   -1
                                                      ----------
                                                       (1 + .04)

The Market Value Adjustment is an increase of $1638.83 to the Guarantee Period
Value:

                       $1,638.83 = $42,000.00 X .0390198

The Market Adjusted Value would be:

                       $43,638.33 = $42,000.00 +$1,638.83

A Withdrawal Charge of 6% would apply to the Market Adjusted Value being withdrawn, less 10% of the full Market Adjusted Value, as there were no prior withdrawals:

                       $2,356.47 = $43,638.33 X .90 X .06

Thus, the amount payable on withdrawal would be:

                      $41,281.85 = $43,638.33 - $2,356.47

If instead of a full withdrawal, 50% of the Guarantee Period Value was withdrawn (partial withdrawal of 50%), the Market Value Adjustment would be:

                        $819.42 = $21,000.00 X .0390198

The Market Adjusted Value of $21,000.00 would be:

                       $21,819.42 = $21,000.00 + $819.42

The Withdrawal Charge of 6% would apply to the Market Adjusted Value being withdrawn, less 10% of the full Market Adjusted Value as there are no prior withdrawals:

                $1,047.34 = ($21,819.42 - .1 X $43,638.33) X .06

Thus, the amount payable on this partial withdrawal would be:

                      $20,772.08 = $21,819.42 - $1,047.34

Actual Market Value Adjustment may have a greater or lesser impact than that shown in the Examples, depending on the actual change in interest crediting rates and the timing of the withdrawal or transfer in relation to the time remaining in the Guarantee Period.

APPENDIX B

KEMPER INVESTORS LIFE INSURANCE COMPANY DEFERRED FIXED AND VARIABLE ANNUITY IRA, ROTH IRA AND SIMPLE IRA DISCLOSURE STATEMENT

This Disclosure Statement describes the statutory and regulatory provisions applicable to the operation of Individual Retirement Annuities (IRAs), Roth Individual Retirement Annuities (Roth IRAs) and Simple Individual Retirement Annuities (SIMPLE IRAs). Internal Revenue Service regulations require that this be given to each person desiring to establish an IRA, Roth IRA or a SIMPLE IRA. Further information can be obtained from Kemper Investors Life Insurance Company and from any district office of the Internal Revenue Service.

A. REVOCATION

Within 7 days of the date you signed your enrollment application, you may revoke the Contract and receive back 100% of your money. To do so, wire Kemper Investors Life Insurance Company, 1 Kemper Drive, Long Grove, Illinois 60049, or call 1-800-621-5001.

B. STATUTORY REQUIREMENTS

This Contract is intended to meet the requirements of Section 408(b) of the Internal Revenue Code (Code), Section 408A of the Code for use as a Roth IRA, or of Section 408(p) of the Code for use as a SIMPLE IRA, whichever is applicable. The Contract has not been approved as to form for use as an IRA, Roth IRA or a SIMPLE IRA by the Internal Revenue Service. Such approval by the Internal Revenue Service is a determination only as to form of the Contract, and does not represent a determination on the merits of the Contract.

1. The amount in your IRA, Roth IRA, and SIMPLE IRA, whichever is applicable, must be fully vested at all times and the entire interest of the owner must be nonforfeitable.

2. The Contract must be nontransferable by the owner.

3. The Contract must have flexible premiums.

4. For IRAs and SIMPLE IRAs, you must start receiving distributions on or before April 1 of the year following the year in which you reach age 70 1/2 (the required beginning date)(see "Required Distributions"). However, section 401(a)(9)(A) of the Code (relating to minimum distributions required to commence at age 70 1/2), and the incidental death benefit requirements of section 401(a) of the Code, do not apply to Roth IRAs.

If you die before your entire interest in your Contract is distributed, unless otherwise permitted under applicable law, any remaining interest in the Contract must be distributed to your beneficiary by December 31 of the calendar year containing the fifth anniversary of your death; except that: (1) if the interest is payable to an individual who is your designated beneficiary (within the meaning of section 401(a)(9) of the Code), the designated beneficiary may elect to receive the entire interest over his or her life, or over a period certain not extending beyond his or her life expectancy, commencing on or before December 31 of the calendar year immediately following the calendar year in which you die; and (2) if the designated beneficiary is your spouse, the Contract will be treated as his or her own IRA, or, where applicable, Roth IRA.

5. Except in the case of a rollover contribution or a direct transfer (see "Rollovers and Direct Transfers"), or a contribution made in accordance with the terms of a Simplified Employee Pension (SEP), (1) all contributions to an IRA, including a Roth IRA, must be cash contributions which do not exceed $2,000 for any taxable year, and (2) all contributions to a SIMPLE IRA must be cash contributions, including matching or nonelective employer contributions (see "SIMPLE IRAs"), which do not exceed $6,000 for any year (as adjusted for inflation).

6. The Contract must be for the exclusive benefit of you and your beneficiaries.

C. ROLLOVERS AND DIRECT TRANSFERS FOR IRAS AND SIMPLE IRAS

1. A rollover is a tax-free transfer from one retirement program to another that you cannot deduct on your tax return. There are two kinds of tax-free rollover payments under an IRA. In one, you transfer amounts from one IRA to another. With the other, you transfer amounts from a qualified employee benefit plan or tax-sheltered annuity to an IRA. Tax-free rollovers can be made from a SIMPLE IRA to another SIMPLE IRA or to a SIMPLE Individual Retirement Account under section 408(p) of the Code. An individual can make a tax-free rollover to an IRA from a SIMPLE IRA after a two-year period has expired since the individual first participated in a SIMPLE plan.

2. You must complete the transfer by the 60th day after the day you receive the distribution from your IRA or other qualified employee benefit plan or SIMPLE IRA.

3. A rollover distribution may be made to you only once a year. The one-year period begins on the date you receive the rollover distribution, not on the date you roll it over (reinvest it).

4. A direct transfer to an IRA of funds in an IRA from one trustee or insurance company to another is not a rollover. It is a transfer that is not affected by the one-year waiting period.

5. All or a part of the premium for this Contract used as an IRA may be paid from a rollover from an IRA, qualified pension or profit-sharing plan or tax-sheltered annuity, or from a direct transfer from another IRA. All or part of the premium for this Contract used as a SIMPLE IRA may be paid from a rollover from a SIMPLE IRA or SIMPLE Individual Retirement Account or, to the extent permitted by law, from a direct transfer from a SIMPLE IRA or SIMPLE Individual Retirement Account.

6. Beginning January 1, 1993, a distribution that is eligible for rollover treatment from a qualified employee benefit plan or tax-sheltered annuity will be subject to twenty percent (20%) withholding by the Internal Revenue Service even if you roll the distribution over within the 60-day rollover period. One way to avoid this withholding is to make the distribution as a direct transfer to the IRA trustee or insurance company.

D. CONTRIBUTION LIMITS AND ALLOWANCE OF DEDUCTION FOR IRAS

1. In general, the amount you can contribute each year to an IRA is the lesser of $2,000 or your taxable compensation for the year. If you have more than one IRA, the limit applies to the total contributions made to your own IRAs for the year. Generally, if you work the amount that you earn is compensation. Wages, salaries, tips, professional fees, bonuses and other amounts you receive for providing personal services are compensation. If you own and operate your own business as a sole proprietor, your net earnings reduced by your deductible contributions on your behalf to self-employed retirement plans is compensation. If you are an active partner in a partnership and provide services to the partnership, your share of partnership income reduced by deductible contributions made on your behalf to qualified retirement plans is compensation. All taxable alimony and separate maintenance payments received under a decree of divorce or separate maintenance is compensation.

2. Beginning in 1997, in the case of a married couple filing a joint return, up to $2,000 can be contributed to each spouse's IRA, even if one spouse has little or no compensation. This means that the total combined contributions that can be made to both IRAs can be as much as $4,000 for the year. Previously, if one spouse had no compensation or elected to be treated as having no compensation, the total combined contributions to both IRAs could no be more than $2,250.

3. Also beginning in 1997, in the case of a married couple with unequal compensation who file a joint return, the limit on the deductible contributions to the IRA of the spouse with less compensation is the smaller of:

     a. $2,000, or

     b. The total compensation of both spouses, reduced by any deduction allowed for contributions to IRAs of the spouse with more compensation.

The deduction for contributions to both spouses' IRAs may be further limited if either spouse is covered by an employer retirement plan.

4. Beginning in 1998, even if your spouse is covered by an employer retirement plan, you may be able to deduct your contributions to an IRA if you are not covered by an employer plan. The deduction is limited to $2,000 and it must be reduced if your adjusted gross income on a joint return is more than $150,000 but less than $160,000. Your deduction is eliminated if your income on a joint return is $160,000 or more.

5. Contributions to your IRA can be made at any time. If you make the contribution between January 1 and April 15, however, you may elect to treat the contribution as made either in that year or in the preceding year. You may file a tax return claiming a deduction for your IRA contribution before the contribution is actually made. You must, however, make the contribution by the due date of your return not including extensions.

6. You cannot make a contribution other than a rollover contribution to your IRA for the year in which you reach age 70 1/2 or thereafter.

E. SEP-IRA'S

1. The maximum deductible contribution for a Simplified Employee Pension (SEP) IRA is the lesser of $30,000 or 15% of compensation.

2. A SEP must be established and maintained by an employer (corporation, partnership, sole proprietor). Information about the Kemper SEP is available upon request.

F. SIMPLE IRAS

1. A SIMPLE IRA must be established with your employer using a qualified salary reduction agreement.

2. You may elect to have your employer contribute to your SIMPLE IRA, under a qualified salary reduction agreement, an amount (expressed as a percentage of your compensation) not to exceed $6,000 (as adjusted for inflation) for the year. In addition to these employee elective contributions, your employer is required to make each year either (1) a matching contribution equal to up to 3 percent, and not less than 1 percent, of your SIMPLE IRA contribution for the year, or (2) a nonelective contribution equal to 2 percent of your compensation for the year (up to $150,000 of compensation, as adjusted for inflation). No other contributions may be made to a SIMPLE IRA.

3. Employee elective contributions and employer contributions (i.e., matching contributions and nonelective contributions) to your SIMPLE IRA are excluded from your gross income.

4. To the extent an individual with a SIMPLE IRA is no longer participating in a SIMPLE plan (e.g., the individual has terminated employment), and two years has passed since the individual first participated in the plan, the individual may treat the SIMPLE IRA as an IRA.

G. TAX STATUS OF THE CONTRACT AND DISTRIBUTIONS FOR IRAS AND SIMPLE IRAS

1. Earnings of your IRA annuity contract are not taxed until they are distributed to you.

2. In general, taxable distributions are included in your gross income in the year you receive them.

3. Distributions under your IRA are non-taxable to the extent they represent a return of non-deductible contributions (if any). The non-taxable percentage of a distribution is determined by dividing your total undistributed, non-deductible IRA contributions by the value of all your IRAs (including SEPs and rollovers).

4. You cannot choose the special five-year or ten-year averaging that may apply to lump sum distributions from qualified employer plans.

H. REQUIRED DISTRIBUTIONS FOR IRAS AND SIMPLE IRAS

You must start receiving minimum distributions required under the Contract and
Section 401(a)(9) of the Code from your IRA and SIMPLE IRA starting with the year you reach age 70 1/2 (your 70 1/2 year). Ordinarily, the required minimum distribution for a particular year must be received by December 31 of that year. However, you may delay the required minimum distribution for the year you reach age 70 1/2 until April 1 of the following year (i.e., the required beginning date).

Annuity payments which begin by April 1 of the year following your 70 1/2 year satisfy the minimum distribution requirement if they provide for non-increasing payments over the life or the lives of you and your spouse, provided that, if installments are guaranteed, the guaranty period does not exceed the lesser of 20 years or the applicable life expectancy.

The applicable life expectancy is your remaining life expectancy or the remaining joint life and last survivor expectancy of you and your designated beneficiary. Life expectancies are determined using the expected return multiple tables shown in IRS Publication 590 "Individual Retirement Arrangements." To obtain a free copy of IRS Publication 590 and other IRS forms, phone the IRS toll free at 1-800-729-3676 or write the IRS Forms Distribution Center for your area as shown in your income tax return instructions.

If you have more than one IRA, you must determine the required minimum distribution separately for each IRA; however, you can take the actual distributions of these amounts from any one or more of your IRAs.

If the actual distribution from your Contract is less than the minimum amount that should be distributed in accordance with the minimum distribution requirements mentioned above, the difference generally is an excess accumulation. There is a 50% excise tax on any excess accumulations. If the excess accumulation is due to reasonable error, and you have taken (or are taking) steps to remedy the insufficient distribution, you can request that this 50% excise tax be excused by filing with your tax return an IRS Form 5329, together with a letter of explanation and the excise tax payment.

I. ROTH IRAS

1. If your contract is a special type of individual retirement plan known as a Roth IRA, it will be administered in accordance with the requirements of section 408A of the Code. (Except as otherwise indicated, references herein to an "IRA" are to an "individual retirement plan," within the meaning of section 7701(a)(37) of the Code, other than a Roth IRA.) Roth IRAs are treated the same as other IRAs, except as described here. However, the provisions of the Code governing Roth IRAs may be modified by pending legislation. We will notify you of any such changes.

2. The IRS is not presently accepting submissions for opinion letters approving annuities as Roth IRAs, but will issue in the future procedures for requesting such opinion letters. We will apply for approval as soon as possible after the IRS issues its procedures on this matter. Such approval will be a determination only as to the form of the annuity, and will not represent a determination of the merits of the annuity.


3. If your Contract is a Roth IRA, We will send you a Roth IRA endorsement to be attached to, and to amend, your contract after We obtain approval of the endorsement from the IRS and your state insurance department. The Company reserves the right to amend the contract as necessary or advisable from time to time to comply with future changes in the Internal Revenue Code, regulations or other requirements imposed by the IRS to obtain or maintain its approval of the annuity as a Roth IRA.


4. Earnings in your Roth IRA are not taxed until they are distributed to you, and will not be taxed if they are paid as a "qualified distribution," as described to you in section L, below.

J. ELIGIBILITY AND CONTRIBUTIONS FOR ROTH IRAS

1. Generally, you are eligible to establish or make a contribution to your Roth IRA on or after January 1, 1998, only if you meet certain income limits. No deduction is allowed for contributions to your Roth IRA. Contributions to your Roth IRA may be made even after you attain age 70 1/2.

2. The aggregate amount of contributions for any taxable year to all IRAs, including all Roth IRAs, maintained for your benefit (the "contribution limit") generally is the lesser of $2,000 and 100% of your compensation for the taxable year. However, if you file a joint return and receive less compensation for the taxable year than your spouse, the contribution limit for the taxable year is the lesser of $2,000 and the sum of (1) your compensation for the taxable year, and (2) your spouse's compensation for the taxable year reduced by any deductible contributions to an IRA of your spouse, and by any contributions to a Roth IRA for your spouse, for the taxable year.

The contribution limit for any taxable year is reduced (but not below zero) by the amount which bears the same ratio to such amount as:

     (a) the excess of (i) your adjusted gross income for the taxable year, over
     (ii) the "applicable dollar amount," bears to

     (b) $15,000 (or $10,000 if you are married).

For this purpose, "adjusted gross income" is determined in accordance with section 219(g)(3) of the Code and (1) excludes any amount included in gross income as a result of any rollover from, transfer from, or conversion of an IRA to a Roth IRA, and (2) is reduced by any deductible IRA contribution. In addition, the "applicable dollar amount" is equal to $150,000 for a married individual filing a joint return, $0 for a married individual filing a separate return, and $95,000 for any other individual.

A "qualified rollover contribution" (discussed in section K, below), and a non-taxable transfer from another Roth IRA, are not taken into account for purposes of determining the contribution limit.

K. ROLLOVERS, TRANSFERS AND CONVERSIONS TO ROTH IRAS

1. Rollovers And Transfers--A rollover may be made to a Roth IRA only if it is a "qualified rollover contribution." A "qualified rollover contribution" is a rollover to a Roth IRA from another Roth IRA or from an

IRA, but only if such rollover contribution also meets the rollover requirements for IRAs under section 408(d)(3). In addition, a transfer may be made to a Roth IRA directly from another Roth IRA or from an IRA.

You may not make a qualified rollover contribution or transfer in a taxable year from an IRA to a Roth IRA if (a) your adjusted gross income for the taxable year exceeds $100,000 or (b) you are married and file a separate return.

The rollover requirements of section 408(d)(3) are complex and should be carefully considered before you make a rollover. One of the requirements is that the amount received be paid into another IRA (or Roth IRA) within 60 days after receipt of the distribution. In addition, a rollover contribution from a Roth IRA may be made by you only once a year. The one-year period begins on the date you receive the Roth IRA distribution, not on the date you roll it over (reinvest it) into another Roth IRA. If you withdraw assets from a Roth IRA, you may roll over part of the withdrawal tax free into another Roth IRA and keep the rest of it. A portion of the amount you keep may be included in your gross income.

2. Taxation of Rollovers And Transfers to Roth IRAs--A qualified rollover contribution or transfer from a Roth IRA maintained for your benefit to another Roth IRA maintained for your benefit which meets the rollover requirements for IRAs under section 408(d)(3) is tax-free.

In the case of a qualified rollover contribution or a transfer from an IRA maintained for your benefit to a Roth IRA maintained for your benefit, any portion of the amount rolled over or transferred which would be includible in your gross income were it not part of a qualified rollover contribution or a nontaxable transfer will be includible in your gross income. However, section 72(t) of the Code (relating to the 10 percent penalty tax on premature distributions) will not apply. If such a rollover or transfer occurs before January 1, 1999, any portion of the amount rolled over or transferred which is required to be included in gross income will be so included ratably over the 4-taxable year period beginning with the taxable year in which the rollover or transfer is made.

Pending legislation may modify these rules retroactively to January 1, 1998.

3. Transfers of Excess IRA Contributions to Roth IRAs--If, before the due date of your federal income tax return for any taxable year (not including extensions), you transfer, from an IRA, contributions for such taxable year (and earnings thereon) to a Roth IRA, such amounts will not be includible in gross income to the extent that no deduction was allowed with respect to such amount.

4. Taxation of Conversions of IRAs to Roth IRAs--All or part of amounts in an IRA maintained for your benefit may be converted into a Roth IRA maintained for your benefit. The conversion of an IRA to a Roth IRA is treated as special type of qualified rollover contribution. Hence, you must be eligible to make a qualified rollover contribution in order to convert an IRA to a Roth IRA. A conversion typically will result in the inclusion of some or all of your IRA's value in gross income, as described above.

A conversion of an IRA to a Roth IRA can be made without taking an actual distribution from your IRA. For example, an individual may make a conversion by notifying the IRA issuer or trustee, whichever is applicable.

UNDER SOME CIRCUMSTANCES, IT MIGHT NOT BE ADVISABLE TO ROLLOVER, TRANSFER, OR CONVERT ALL OR PART OF AN IRA TO A ROTH IRA. WHETHER YOU SHOULD DO SO WILL DEPEND ON YOUR PARTICULAR FACTS AND CIRCUMSTANCES, INCLUDING, BUT NOT LIMITED TO, SUCH FACTORS AS WHETHER YOU QUALIFY TO MAKE SUCH A ROLLOVER, TRANSFER, OR CONVERSION, YOUR FINANCIAL SITUATION, AGE, CURRENT AND FUTURE INCOME NEEDS, YEARS TO RETIREMENT, CURRENT AND FUTURE TAX RATES, YOUR ABILITY AND DESIRE TO PAY CURRENT INCOME TAXES WITH RESPECT TO AMOUNTS ROLLED OVER, TRANSFERRED, OR CONVERTED, AND WHETHER SUCH TAXES MIGHT NEED TO BE PAID WITH WITHDRAWALS FROM YOUR ROTH IRA (SEE DISCUSSION BELOW OF "NONQUALIFIED DISTRIBUTIONS"). YOU SHOULD CONSULT A QUALIFIED TAX ADVISOR BEFORE ROLLING OVER, TRANSFERRING, OR CONVERTING ALL OR PART OF AN IRA TO A ROTH IRA.

5. Separate Roth IRAs--Due to the complexity of, and proposed changes to, the tax law, it may be advantageous to maintain amounts rolled over, transferred, or converted from an IRA in separate Roth IRAs from those containing regular Roth IRA contributions. For the same reason, you should consider maintaining a separate Roth IRA for each amount rolled over, transferred, or converted from an IRA. These considerations should be balanced against the additional costs you may incur from maintaining multiple Roth IRAs. You should consult your tax advisor if you intend to contribute rollover, transfer, or conversion amounts to your Policy, or if you intend to roll over or transfer amounts from your Policy to another Roth IRA maintained for your benefit.

L. INCOME TAX CONSEQUENCES OF ROTH IRAS

1. Qualified Distributions--Any "qualified distribution" from a Roth IRA is excludible from gross income. A "qualified distribution" is a payment or distribution which satisfies two requirements. First, the payment or distribution must be (a) made after you attain 59 1/2, (b) made after your death, (c) attributable to your being disabled, or (d) a "qualified special purpose distribution" (I.E., a qualified first-time homebuyer distribution under section 72(t)(2)(F) of the Code). Second, the payment or distribution must be made in a taxable year that is at least five years after (1) the first taxable year for which a contribution was made to any Roth IRA established for you, or
(2) in the case of a rollover from, or a conversion of, an IRA to a Roth IRA, the taxable year in which the rollover or conversion was made if the payment or distribution is allocable (as determined in the manner set forth in guidance issued by the IRS) to the rollover contribution or conversion (or to income allocable thereto).

2. Nonqualified Distributions--A distribution from a Roth IRA which is not a qualified distribution is taxed under section 72 (relating to annuities), except that such distribution is treated as made first from contributions to the Roth IRA to the extent that such distribution, when added to all previous distributions from the Roth IRA, does not exceed the aggregate amount of contributions to the Roth IRA. For purposes of determining the amount taxed, (a) all Roth IRAs established for you will be treated as one contract, (b) all distributions during any taxable year from Roth IRAs established for you will be treated as one distribution, and (c) the value of the contract, income on the contract, and investment in the contract, if applicable, will be computed as of the close of the calendar year in which the taxable year begins.

An additional tax of 10% is imposed on nonqualified distributions (including amounts deemed distributed as the result of a prohibited loan or use of your Roth IRA as security for a loan) made before the benefited individual has attained age 59 1/2, unless one of the exceptions discussed in Section N applies.

M. TAX ON EXCESS CONTRIBUTIONS

1. You must pay a 6% excise tax each year on excess contributions that remain in your Contract. Generally, an excess contribution is the amount contributed to your Contract that is more than you can contribute. The excess is taxed for the year of the excess contribution and for each year after that until you correct it.

2. You will not have to pay the 6% excise tax if you withdraw the excess amount by the date your tax return is due including extensions for the year of the contribution. You do not have to include in your gross income an excess contribution that you withdraw from your Contract before your tax return is due if the income earned on the excess was also withdrawn and no deduction was allowed for the excess contribution. You must include in your gross income the income earned on the excess contribution.

N. TAX ON PREMATURE DISTRIBUTIONS

There is an additional tax on premature distributions from your IRA, Roth IRA, or SIMPLE IRA, equal to 10% of the amount of the premature distribution that you must include in your gross income. For premature distributions from a SIMPLE IRA made within the first 2 years you participate in a SIMPLE plan, the additional tax is equal to 25% of the amount of the premature distribution that must be included in gross income. Premature distributions are generally amounts you withdraw before you are age 59 1/2. However, the tax on premature distributions does not apply:

1. To amounts that are rolled over tax free;

2. To a distribution which is made on or after your death, or on account of you being disabled within the meaning of section 72(m)(7) of the Code;

3. To a distribution which is part of a series of substantially equal periodic payments (made at least annually) over your life or your life expectancy or the joint life or joint life expectancy of you and your beneficiary; or

4. To a distribution which is used for qualified first-time homebuyer expenses, qualified higher education expenses, certain medical expenses, or by an unemployed individual to pay health insurance premiums.

O. EXCISE TAX REPORTING

Use Form 5329, Additional Taxes Attributable to Qualified Retirement Plans (Including IRAs), Annuities, and Modified Endowment Contracts, to report the excise taxes on excess contributions, premature distributions, and excess accumulations. If you do not owe any IRA, SIMPLE IRA or Roth IRA excise taxes, you do not need Form 5329. Further information can be obtained from any district office of the Internal Revenue Service.

P. BORROWING

If you borrow money against your Contract or use it as security for a loan, the Contract will lose its classification as an IRA, Roth IRA, or SIMPLE IRA, whichever is applicable, and you must include in gross income the fair market value of the Contract as of the first day of your tax year. In addition, you may be subject to the tax on premature distributions described above. (Note: This Contract does not allow borrowings against it, nor may it be assigned or pledged as collateral for a loan.)

Q. REPORTING

We will provide you with any reports required by the Internal Revenue Service.

R. ESTATE TAX

Generally, the value of your IRA, including your Roth IRA, is included in your gross estate for federal estate tax purposes.

S. FINANCIAL DISCLOSURE

1. If contributions to the Contract are made by other than rollover contributions and direct transfers, the following information based on the charts shown on the next pages, which assumes you were to make a level contribution to the fixed account at the beginning of each year of $1,000 must be completed prior to your signing the enrollment application.

END OF            LUMP SUM TERMINATION               AT               LUMP SUM TERMINATION
 YEAR              VALUE OF CONTRACT *               AGE               VALUE OF CONTRACT *
------------------------------------------------------------------------------------------------------
  1                                                  60
------------------------------------------------------------------------------------------------------
  2                                                  65
------------------------------------------------------------------------------------------------------
  3                                                  70
------------------------------------------------------------------------------------------------------
  4
------------------------------------------------------------------------------------------------------
  5
------------------------------------------------------------------------------------------------------

* Includes applicable withdrawal charges as described in Item O below.

2. If contributions to the Contract are made by rollover contributions and/or direct transfers, the following information, based on the charts shown on the next page, and all of which assumes you make one contribution to the fixed account of $1,000 at the beginning of this year, must be completed prior to your signing the enrollment application.

END OF            LUMP SUM TERMINATION               AT               LUMP SUM TERMINATION
 YEAR              VALUE OF CONTRACT *               AGE               VALUE OF CONTRACT *
------------------------------------------------------------------------------------------------------
  1                                                  60
------------------------------------------------------------------------------------------------------
  2                                                  65
------------------------------------------------------------------------------------------------------
  3                                                  70
------------------------------------------------------------------------------------------------------
  4
------------------------------------------------------------------------------------------------------
  5
------------------------------------------------------------------------------------------------------

* Includes applicable withdrawal charges as described in Item O below.

T. FINANCIAL DISCLOSURE FOR THE SEPARATE ACCOUNT (VARIABLE ACCOUNT)

1. If on the enrollment application you indicated an allocation to a Subaccount, this Contract will be assessed a daily charge of an amount which will equal an aggregate of 1.40% per annum. If you elected the Guaranteed Retirement Income Benefit option, an additional charge of .25% of the Contract Value will be assessed against the Separate Account, Fixed Account and Guarantee Periods on a pro-rata basis.

2. An annual records maintenance charge of $30.00 will be assessed ratably each quarter against the Separate Account, Fixed Account and Guarantee Periods.

3. Withdrawal (early annuitization) charges will be assessed based on the years elapsed since the purchase payments (in a given contract year) were received by KILICO; under 1 year, 7%; over 1 to 2 years, 6%; over 2 to 3 years, 5%; over 3 to 4 years, 5%; over 4 to 5 years, 4%; over 5 to 6 years, 3%; over 6 to 7 years, 2%; over 7 years and thereafter, 0%.

4. The method used to compute and allocate the annual earnings is contained in the Prospectus under the heading "Accumulation Unit Value."

5. The growth in value of your contract is neither guaranteed nor projected but is based on the investment experience of the Separate Account.

GUARANTEED LUMP SUM TERMINATION OF DEFERRED FIXED AND VARIABLE ANNUITY COMPLETELY ALLOCATED TO THE GENERAL ACCOUNT WITH 3% GUARANTEED EACH YEAR. (TERMINATION VALUES ARE BASED ON $1,000 ANNUAL CONTRIBUTIONS AT THE BEGINNING OF EACH YEAR.)

END OF   TERMINATION   END OF   TERMINATION   END OF   TERMINATION   END OF   TERMINATION
 YEAR      VALUES*      YEAR      VALUES*      YEAR      VALUES*      YEAR      VALUES*
-----------------------------------------------------------------------------------------
   1     $   937.00      14     $16,798.32      27     $40,421.63      40     $ 75,113.26
   2       1,913.00      15      18,310.91      28      42,642.92      41       78,375.30
   3       2,928.90      16      19,868.88      29      44,930.85      42       81,735.20
   4       3,976.63      17      21,473.59      30      47,287.42      43       85,195.89
   5       5,066.14      18      23,126.44      31      49,714.68      44       88,760.41
   6       6,198.41      19      24,828.87      32      52,214.76      45       92,431.86
   7       7,374.46      20      26,582.37      33      54,789.84      46       96,213.46
   8       8,604.34      21      28,388.49      34      57,442.18      47      100,108.50
   9       9,871.11      22      30,248.78      35      60,174.08      48      104,120.40
  10      11,175.88      23      32,164.88      36      62,987.94      49      108,252.65
  11      12,519.80      24      34,138.47      37      65,886.22      50      112,508.87
  12      13,904.03      25      36,171.26      38      68,871.45
  13      15,329.79      26      38,265.04      39      71,946.23

GUARANTEED LUMP SUM TERMINATION OF DEFERRED FIXED AND VARIABLE ANNUITY COMPLETELY ALLOCATED TO THE GENERAL ACCOUNT WITH 3% GUARANTEED EACH YEAR. (TERMINATION VALUES ARE BASED ON $1,000 SINGLE PREMIUM.)

END OF   TERMINATION   END OF   TERMINATION   END OF   TERMINATION   END OF   TERMINATION
 YEAR      VALUES*      YEAR      VALUES*      YEAR      VALUES*      YEAR      VALUES*
-----------------------------------------------------------------------------------------
   1       $  937        14       $1,000        27       $1,000        40       $1,000
   2          946        15        1,000        28        1,000        41        1,000
   3          955        16        1,000        29        1,000        42        1,000
   4          955        17        1,000        30        1,000        43        1,000
   5          964        18        1,000        31        1,000        44        1,000
   6          973        19        1,000        32        1,000        45        1,000
   7          982        20        1,000        33        1,000        46        1,000
   8        1,000        21        1,000        34        1,000        47        1,000
   9        1,000        22        1,000        35        1,000        48        1,000
  10        1,000        23        1,000        36        1,000        49        1,000
  11        1,000        24        1,000        37        1,000        50        1,000
  12        1,000        25        1,000        38        1,000
  13        1,000        26        1,000        39        1,000

* Includes applicable withdrawal charges.

                      STATEMENT OF ADDITIONAL INFORMATION


                                  MAY 1, 1999



--------------------------------------------------------------------------------


             INDIVIDUAL AND GROUP VARIABLE, FIXED AND MARKET VALUE
                      ADJUSTED DEFERRED ANNUITY CONTRACTS

--------------------------------------------------------------------------------

                                   ISSUED BY

                    KEMPER INVESTORS LIFE INSURANCE COMPANY


                                      AND


                    KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

   HOME OFFICE: 1 KEMPER DRIVE, LONG GROVE, ILLINOIS 60049     (847) 550-5500


This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus of the Separate Account dated May 1, 1999. The Prospectus may be obtained from Kemper Investors Life Insurance Company by writing or calling the address or telephone number listed above.


                               ------------------

                               TABLE OF CONTENTS


                                                                PAGE
                                                                ----
Services to the Separate Account............................  B-1
Performance Information of Subaccounts......................  B-1
State Regulation............................................  B-21
Experts.....................................................  B-21
Financial Statements........................................  B-21

                        SERVICES TO THE SEPARATE ACCOUNT

Kemper Investors Life Insurance Company ("KILICO") maintains the books and records of the KILICO Variable Annuity Separate Account (the "Separate Account"). KILICO holds the assets of the Separate Account. The assets are kept segregated and held separate and apart from the general funds of KILICO. KILICO maintains records of all purchases and redemptions of shares of each Fund by each of the Subaccounts. All expenses incurred in the operations of the Separate Account, except the charge for mortality and expense risk and administrative expenses, and records maintenance charge (as described in the Prospectus) are borne by KILICO.


The independent auditors for the Separate Account are PricewaterhouseCoopers LLP, Chicago, Illinois, for the years ended December 31, 1997 and 1998. The firm performed the annual audit of the financial statements of the Separate Account and KILICO for the years ended December 31, 1997 and 1998.



The Contracts are sold by licensed insurance agents, where the Contracts may be lawfully sold, who are registered representatives of broker-dealers which are registered under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc. The Contracts are distributed through the principal underwriter for the Separate Account, Investors Brokerage Services, Inc. ("IBS"), a wholly owned subsidiary of KILICO, which enters into selling group agreements with affiliated and unaffiliated broker-dealers. Subject to the provisions of the Contracts, units of the Subaccounts under the Contract are offered on a continuous basis.



KILICO pays commissions to the seller which may vary but are not anticipated to exceed in the aggregate an amount equal to six and one-quarter percent (6 1/4%) of Purchase Payments. During 1998, KILICO incurred gross commissions payable of approximately $2.4 million to licensed insurance agents.


                     PERFORMANCE INFORMATION OF SUBACCOUNTS

As described in the Prospectus, a Subaccount's historical performance may be shown in the form of standardized "average annual total return" and nonstandardized "total return" calculations in the case of all Subaccounts; "yield" information may be provided in the case of the Kemper High Yield Subaccount, the Kemper Investment Grade Bond Subaccount and the Kemper Government Securities Subaccount; and "yield" and "effective yield" information may be provided in the case of the Kemper Money Market Subaccount. These various measures of performance are described below.

A Subaccount's standardized average annual total return quotation is computed in accordance with a standard method prescribed by rules of the Securities and Exchange Commission. The standardized average annual total return for a Subaccount for a specific period is found by first taking a hypothetical $1,000 investment in each of the Subaccount's units on the first day of the period at the maximum offering price, which is the Accumulation Unit value per unit ("initial investment") and computing the ending redeemable value ("redeemable value") of that investment at the end of the period. The redeemable value reflects the effect of the applicable Withdrawal Charge that may be imposed at the end of the period as well as all other recurring charges and fees applicable under the Contract to all Contract Owner accounts. Premium taxes are not included in the term charges. The redeemable value is then divided by the initial investment and this quotient is taken to the Nth root (N represents the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. Standardized average annual total return figures are annualized and, therefore, represent the average annual percentage change in the value of a Subaccount over the applicable period.


No standard formula has been prescribed for calculating nonstandardized total return performance. Nonstandardized total return performance for a specific period is calculated by first taking an investment (assumed to be $40,000 below) in each Subaccount's units on the first day of the period at the maximum offering price, which is the Accumulation Unit value per unit ("initial investment") and computing the ending value ("ending value") of that investment at the end of the period. The ending value does not include the effect of the applicable Withdrawal Charge that may be imposed at the end of the period or the effect of the Records Maintenance Charge, and thus may be higher than if such charges were deducted. Premium taxes are not included in the term charges. The nonstandardized total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. An assumed investment of $40,000 was chosen because that approximates the size of a typical account. Both annualized and nonannualized (cumulative) nonstandardized total return figures may be provided. Annualized nonstandardized total return figures represent the average annual percentage charge in the value of a Subaccount over the applicable period while nonannualized (cumulative) figures represent the actual percentage change over the applicable period.

Standardized average annual total return quotations will be current to the last day of the calendar quarter and nonstandardized total return quotations will be current to the last day of the calendar month preceding the date on which an advertisement is submitted for publication. Standardized average annual total return will cover periods of one, three, five and ten years, if applicable, and a period covering the time the underlying Portfolio has been held in a Subaccount (life of Subaccount). Nonstandardized total return may cover periods of one, three, five and ten years, if applicable, and a period covering the time the underlying Portfolio held in a Subaccount has been in existence (life of Portfolio). For those underlying Portfolios which have not been held as Subaccounts within the Separate Account for one of the quoted periods, the nonstandardized total return quotations will show the investment performance such underlying Portfolios would have achieved (reduced by the applicable charges) had they been held as Subaccounts within the Separate Account for the period quoted.

Performance information will be shown for periods from April 6, 1982 (inception) for the Kemper Money Market Subaccount, Kemper Total Return Subaccount and Kemper High Yield Subaccount, and for periods from December 9, 1983 (inception) for the Kemper Growth Subaccount. This performance information is stated to reflect that the Separate Account was reorganized on November 3, 1989 as a unit investment trust with Subaccounts investing in corresponding Portfolios of the Fund. In addition, on that date the Kemper Government Securities Subaccount was added to the Separate Account to invest in the Fund's Government Securities Portfolio. For the Kemper Government Securities Subaccount, performance figures will reflect investment experience as if the Kemper Government Securities Subaccount had been available under the Contracts since September 3, 1987, the inception date of the Kemper Government Securities Portfolio.


The yield for the Kemper High Yield Subaccount, the Kemper Investment Grade Bond Subaccount, the Kemper Government Securities Subaccount and the Kemper Global Income Subaccount, is computed in accordance with a standard method prescribed by rules of the Securities and Exchange Commission. The yields for the Kemper High Yield Subaccount, the Kemper Investment Grade Bond Subaccount, the Kemper Government Securities Subaccount and the Kemper Global Income Subaccount, based upon the one month period ended March 31, 1999, were 8.42%, 3.22%, 4.24% and 2.07%, respectively. The yield quotation is computed by dividing the net investment income per unit earned during the specified one month or 30-day period by the Accumulation unit values on the last day of the period, according to the following formula that assumes a semi-annual reinvestment of income:


                 a - b
                -------
  YIELD = 2[(            +1)(6) - 1]
                  cd

a = net dividends and interest earned during the period by the Fund attributable to the Subaccount

b = expenses accrued for the period (net of reimbursements)

c = the average daily number of Accumulation Units outstanding during the period

d = the Accumulation Unit value per unit on the last day of the period

The yield of each Subaccount reflects the deduction of all recurring fees and charges applicable to each Subaccount, but does not reflect the deduction of Withdrawal Charges or premium taxes.

The Kemper Money Market Subaccount's yield is computed in accordance with a standard method prescribed by rules of the Securities and Exchange Commission. Under that method, the current yield quotation is based on a seven-day period and computed as follows: the net change in the Accumulation Unit value during the period is divided by the Accumulation Unit value at the beginning of the period ("base period return") and the result is divided by 7 and multiplied by 365 and the current yield figure carried to the nearest one-hundredth of one percent. Realized capital gains or losses and unrealized appreciation or depreciation of the Separate Account's portfolio are not included in the calculation. The Kemper Money Market #1 and #2 Subaccounts' yields for the seven-day period ended March 31, 1999 were 3.01% and 4.41%, respectively, and average portfolio maturity was 14 days.

The Kemper Money Market Subaccount's effective yield is determined by taking the base period return (computed as described above) and calculating the effect of assumed compounding. The formula for the effective yield is: (base period return +1) (365) / (7) - 1. The Kemper Money Market #1 and #2 Subaccounts' effective yields for the seven-day period ended March 31, 1999 were 3.06% and 4.51%, respectively.

In computing yield, the Separate Account follows certain standard accounting practices specified by Securities and Exchange Commission rules. These practices are not necessarily consistent with the accounting practices that the Separate Account uses in the preparation of its annual and semi-annual financial statements.

A Subaccount's performance quotations are based upon historical earnings and are not necessarily representative of future performance. The Subaccount's units are sold at Accumulation Unit value. Performance figures and Accumulation Unit value will fluctuate. Factors affecting a Subaccount's performance include general market conditions, operating expenses and investment management. Units of a Subaccount are redeemable at Accumulation Unit value, which may be more or less than original cost. The standardized performance figures include the deduction of all expenses and fees, including a prorated portion of the Records Maintenance Charge. Redemptions within the first seven years after purchase may be subject to a Withdrawal Charge that ranges from 7% the first year to 0% after seven years. Yield, effective yield and nonstandardized total return do not reflect the effect of the Withdrawal Charge or premium taxes that may be imposed upon the redemption of units. In addition, nonstandardized total return figures do not include the effect of the Records Maintenance Charge. Thus, yield, effective yield and nonstandardized total return figures may be higher than if these charges were deducted. Standardized average annual total return reflects the effect of the applicable Withdrawal Charge (but not premium tax) that may be imposed at the end of the period in question.


The Subaccounts may also provide comparative information on an annualized or nonannualized (cumulative) basis with regard to various indexes, including the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, the Consumer Price Index, the CDA Certificate of Deposit Index, the Salomon Brothers High Grade Corporate Bond Index, the Lehman Brothers Government/Corporate Bond Index, the Merrill Lynch Government/Corporate Master Index, the Lehman Brothers Long Government/Corporate Bond Index, the Lehman Brothers Government/Corporate 1-3 Year Bond Index, the Standard & Poor's Midcap 400 Index, the NASDAQ Composite Index, the Russell 2000 Index and the Morgan Stanley Capital International Europe, Australia, Far East Index. In addition, the Subaccounts may provide performance analysis rankings of Lipper Analytical Services, Inc., the VARDS Report, MORNINGSTAR, INC., Ibbotson Associates or Micropal. Please note the differences and similarities between the investments which a Subaccount may purchase and the investments measured by the indexes which are described below. In particular, it should be noted that certificates of deposit may offer fixed or variable yields and principal is guaranteed and may be insured. The units of the Subaccounts are not insured. Also, the value of the Subaccounts will fluctuate. From time to time, the Separate Account may quote information from publications such as MORNINGSTAR, INC., THE WALL STREET JOURNAL, MONEY MAGAZINE, FORBES, BARRON'S, FORTUNE, THE CHICAGO TRIBUNE, USA TODAY, INSTITUTIONAL INVESTOR, NATIONAL UNDERWRITER, SELLING LIFE INSURANCE, BROKER WORLD, REGISTERED REPRESENTATIVE, INVESTMENT ADVISOR and VARDS.


The following tables include standardized average annual total return and nonstandardized total return quotations for various periods as of December 31, 1998, and compares these quotations to various indexes.

                              PERFORMANCE FIGURES
                           (AS OF DECEMBER 31, 1998)
                      (STANDARDIZED AND NON-STANDARDIZED)


                                                                                                                   AVERAGE
                                                                                                                    ANNUAL
                                                                                          TOTAL RETURN(1)           TOTAL
                                                                                        (NON-STANDARDIZED)        RETURN(2)
                                                                                      -----------------------   (STANDARDIZED)
                                                          YEAR TO DATE                CUMULATIVE                --------------
                                                               (%)          ENDING       (%)       ANNUALIZED     ANNUALIZED
                                                            RETURN(3)      VALUE(4)     RETURN     (%) RETURN     (%) RETURN
                                                          ------------     --------   ----------   ----------     ----------
KEMPER CONTRARIAN VALUE SUBACCOUNT.....................       17.62%
  Life of Subaccount (from 05/01/96)...................                    $ 70,398      75.99%      23.59%         21.08%
  Life of Portfolio (from 05/01/96)....................                      70,398      75.99       23.59          21.08
  One Year.............................................                      47,048      17.62       17.62           9.73
KEMPER VALUE+GROWTH SUBACCOUNT.........................       18.52
  Life of Subaccount (from 05/01/96)...................                      66,652      66.63       21.09          18.49
  Life of Portfolio (from 05/01/96)....................                      66,652      66.63       21.09          18.49
  One Year.............................................                      47,408      18.52       18.52          10.62
KEMPER HORIZON 20+ SUBACCOUNT..........................       11.48
  Life of Subaccount (from 05/01/96)...................                      60,598      51.49       16.84          14.28
  Life of Portfolio (from 05/01/96)....................                      60,598      51.49       16.84          14.28
  One Year.............................................                      44,593      11.48       11.48           3.88
JANUS ASPEN GROWTH SUBACCOUNT..........................       33.79
  Life of Subaccount (from 09/15/95)...................                      77,416      93.54       22.14          20.12
  Life of Portfolio (from 09/13/93)....................                     100,505     150.96       18.96            N/A
  Five Years...........................................                      97,508     143.47       19.48            N/A
  Three Years..........................................                      74,943      87.06       23.21          21.02
  One Year.............................................                      53,515      33.49       33.49          25.55


The performance data quoted for the Subaccounts is based on past performance and is not representative of future
  results. Investments return and principal value will fluctuate so that unit values, when redeemed, may be worth
 more or less than their original cost. Information regarding the indexes used for comparison were obtained
 from outside sources, have not been independently verified and do not reflect the deduction of
    any Contract charges or fees. See page B-17 for additional information.

                              PERFORMANCE FIGURES
                           (AS OF DECEMBER 31, 1998)
                      (STANDARDIZED AND NON-STANDARDIZED)
                                  (CONTINUED)


                                                                            COMPARED TO
                                   ----------------------------------------------------------------------------------------------
                                                                    STANDARD &                       CONSUMER
                                     DOW JONES       DOW JONES        POOR'S        STANDARD &        PRICE          CONSUMER
                                   INDUSTRIAL(5)   INDUSTRIAL(5)      500(6)      POOR'S 500(6)      INDEX(7)     PRICE INDEX(7)
                                   CUMULATIVE %    ANNUALIZED %    CUMULATIVE %    ANNUALIZED %    CUMULATIVE %    ANNUALIZED %
                                      RETURN          RETURN          RETURN          RETURN          RETURN          RETURN
                                   -------------   -------------   ------------   -------------    ------------   --------------
KEMPER CONTRARIAN VALUE
  SUBACCOUNT
  Life of Portfolio (from
    05/01/96)....................      70.51           22.98           92.24          28.83            4.93            1.88
  One Year.......................      18.13           18.13           28.58          28.58            1.61            1.61
KEMPER VALUE+GROWTH SUBACCOUNT
  Life of Portfolio (from
    05/01/96)....................      70.51           22.98           92.24          28.83            4.93            1.88
  One Year.......................      18.13           18.13           28.58          28.58            1.61            1.61
KEMPER HORIZON 20+ SUBACCOUNT
  Life of Portfolio (from
    05/01/96)....................      70.51           22.98           92.24          28.83            4.93            1.88
  One Year.......................      18.13           18.13           28.58          28.58            1.61            1.61
JANUS ASPEN GROWTH SUBACCOUNT
  Life of Portfolio (from
    09/13/93)....................     190.32           22.51          200.72          23.33           12.96            2.35
  Three Years....................      89.86           23.83          110.85          28.23            6.78            2.21
  One Year.......................      18.13           18.13           28.58          28.58            1.61            1.61


The performance data quoted for the Subaccounts is based on past performance and is not representative of future
  results. Investments return and principal value will fluctuate so that unit values, when redeemed, may be worth
 more or less than their original cost. Information regarding the indexes used for comparison were obtained
 from outside sources, have not been independently verified and do not reflect the deduction of
    any Contract charges or fees. See page B-17 for additional information.

                              PERFORMANCE FIGURES
                           (AS OF DECEMBER 31, 1998)
                      (STANDARDIZED AND NON-STANDARDIZED)
                                  (CONTINUED)


                                                                                                                 AVERAGE
                                                                                                                  ANNUAL
                                                                                                                  TOTAL
                                                                                    TOTAL RETURN(1)             RETURN(2)
                                                                                  (NON-STANDARDIZED)          (STANDARDIZED)
                                                                            -------------------------------   --------------
                                              YEAR TO DATE (%)    ENDING    CUMULATIVE (%)   ANNUALIZED (%)   ANNUALIZED (%)
                                                 RETURN(3)       VALUE(4)       RETURN           RETURN           RETURN
                                              ----------------   --------   --------------   --------------   --------------
KEMPER MONEY MARKET SUBACCOUNT(20).........         3.71%
  Life of Subaccount (from 04/06/82).......                      $94,176        135.44%            5.25%            4.85%
  Life of Portfolio (from 04/06/82)........                       94,176        135.44             5.25             4.85
  Ten Years................................                       59,303         48.26             4.02             3.51
  Five Years...............................                       47,693         19.23             3.58             2.25
  Three Years..............................                       44,603         11.51             3.70             1.54
  One Year.................................                       41,483          3.71             3.71            -3.40
KEMPER MONEY MARKET SUBACCOUNT #2(20)......         5.15
  Life of Subaccount (from 04/06/82).......                      105,154        162.88             5.94             5.55
  Life of Portfolio (from 04/06/82)........                      105,154        162.88             5.94             5.55
  Ten Years................................                       65,495         63.74             5.05             4.56
  Five Years...............................                       50,579         26.70             4.85             3.52
  Three Years..............................                       46,371         15.93             5.05             2.87
  One Year.................................                       42,060          5.15             5.15            -2.05
KEMPER HIGH YIELD SUBACCOUNT(19)...........         0.05
  Life of Subaccount (from 04/06/82).......                      241,694        504.23            11.35            11.08
  Life of Portfolio (from 04/06/82)........                      241,694        504.23            11.35            11.08
  Ten Years................................                       92,885        132.21             8.79             8.33
  Five Years...............................                       55,374         38.44             6.72             5.39
  Three Years..............................                       49,516         23.79             7.37             5.19
  One Year.................................                       40,021          0.05             0.05            -6.81
KEMPER GOVERNMENT SECURITIES SUBACCOUNT....         5.55
  Life of Subaccount (from 11/03/89).......                       70,786         76.96             6.43             5.94
  Life of Portfolio (from 09/03/87)........                       80,552        101.38             6.37              N/A
  Ten Years................................                       78,970         97.42             7.04              N/A
  Five Years...............................                       51,688         29.22             5.26             3.92
  Three Years..............................                       45,920         14.80             4.71             2.52
  One Year.................................                       42,221          5.55             5.55            -1.67
KEMPER INVESTMENT GRADE BOND SUBACCOUNT....         6.45
  Life of Subaccount (from 05/01/96).......                       46,992         17.48             6.22             3.80
  Life of Portfolio (from 05/01/96)........                       46,992         17.48             6.22             3.80
  One Year.................................                       42,578          6.45             6.45            -0.83


The performance data quoted for the Subaccounts is based on past performance and is not representative of future
  results. Investments return and principal value will fluctuate so that unit values, when redeemed, may be worth
 more or less than their original cost. Information regarding the indexes used for comparison were obtained
 from outside sources, have not been independently verified and do not reflect the deduction of
    any Contract charges or fees. See page B-17 for additional information.

                              PERFORMANCE FIGURES
                           (AS OF DECEMBER 31, 1998)
                      (STANDARDIZED AND NON-STANDARDIZED)
                                  (CONTINUED)

                                                                       COMPARED TO
                         --------------------------------------------------------------------------------------------------------
                                                                                     MERRILL LYNCH   MERRILL LYNCH   LEHMAN BROS.
                           CONSUMER       CONSUMER       CDA CERT       CDA CERT      HIGH YIELD      HIGH YIELD      GOVT/CORP
                            PRICE          PRICE        OF DEPOSIT     OF DEPOSIT       MASTER          MASTER           BOND
                           INDEX(7)       INDEX(7)       INDEX(8)       INDEX(8)       INDEX(9)        INDEX(9)       INDEX(10)
                         CUMULATIVE %   ANNUALIZED %   CUMULATIVE %   ANNUALIZED %   CUMULATIVE %    ANNUALIZED %    CUMULATIVE %
                            RETURN         RETURN         RETURN         RETURN         RETURN          RETURN          RETURN
                         ------------   ------------   ------------   ------------   -------------   -------------   ------------
KEMPER MONEY MARKET
  SUBACCOUNT(20)
  Life of Portfolio
    (from 04/06/82)....     72.70           3.33          178.48          6.34             N/A             N/A             N/A
  Ten Years............     36.02           3.12           65.18          5.15          186.00           11.08             N/A
  Five Years...........     12.41           2.37           26.32          4.78           53.95            9.01             N/A
  Three Years..........      6.78           2.21           15.78          5.01           29.90            9.11             N/A
  One Year.............      1.61           1.61            5.12          5.12            3.66            3.66             N/A
KEMPER MONEY MARKET
  SUBACCOUNT #2(20)
  Life of Portfolio
    (from 04/06/82)....     72.70           3.33          178.48          6.34             N/A             N/A             N/A
  Ten Years............     36.02           3.12           65.18          5.15          186.00           11.08             N/A
  Five Years...........     12.41           2.37           26.32          4.78           53.95            9.01             N/A
  Three Years..........      6.78           2.21           15.78          5.01           29.90            9.11             N/A
  One Year.............      1.61           1.61            5.12          5.12            3.66            3.66             N/A
KEMPER HIGH YIELD
  SUBACCOUNT(19)
  Life of Portfolio
    (from 04/06/82)....     72.70           3.33             N/A           N/A             N/A             N/A          476.73
  Ten Years............     36.02           3.12             N/A           N/A          186.00           11.08          144.10
  Five Years...........     12.41           2.37             N/A           N/A           53.95            9.01           42.26
  Three Years..........      6.78           2.21             N/A           N/A           29.90            9.11           23.64
  One Year.............      1.61           1.61             N/A           N/A            3.66            3.66            9.47
KEMPER GOVERNMENT
  SECURITIES SUBACCOUNT
  Life of Portfolio
    (from 09/03/87)....     42.56           3.20             N/A           N/A          228.15           11.14          177.93
  Ten Years............     36.02           3.12                                        186.00           11.08          144.10
  Five Years...........     12.41           2.37             N/A           N/A           53.95            9.01           42.26
  Three Years..........      6.78           2.21             N/A           N/A           29.90            9.11           23.64
  One Year.............      1.61           1.61             N/A           N/A            3.66            3.66            9.47
KEMPER INVESTMENT GRADE
  BOND SUBACCOUNT
  Life of Portfolio
    (from 05/01/96)....      4.93           1.88             N/A           N/A           27.06            9.73           27.69
  One Year.............      1.61           1.61             N/A           N/A            3.66            3.66            9.47

                         COMPARED TO
                         ------------
                         LEHMAN BROS.
                          GOVT/CORP
                             BOND
                          INDEX(10)
                         ANNUALIZED %
                            RETURN
                         ------------
KEMPER MONEY MARKET
  SUBACCOUNT(20)
  Life of Portfolio
    (from 04/06/82)....       N/A
  Ten Years............       N/A
  Five Years...........       N/A
  Three Years..........       N/A
  One Year.............       N/A
KEMPER MONEY MARKET
  SUBACCOUNT #2(20)
  Life of Portfolio
    (from 04/06/82)....       N/A
  Ten Years............       N/A
  Five Years...........       N/A
  Three Years..........       N/A
  One Year.............       N/A
KEMPER HIGH YIELD
  SUBACCOUNT(19)
  Life of Portfolio
    (from 04/06/82)....     11.08
  Ten Years............      9.33
  Five Years...........      7.30
  Three Years..........      7.33
  One Year.............      9.47
KEMPER GOVERNMENT
  SECURITIES SUBACCOUNT
  Life of Portfolio
    (from 09/03/87)....      9.51
  Ten Years............      9.33
  Five Years...........      7.30
  Three Years..........      7.33
  One Year.............      9.47
KEMPER INVESTMENT GRADE
  BOND SUBACCOUNT
  Life of Portfolio
    (from 05/01/96)....      9.94
  One Year.............      9.47


The performance data quoted for the Subaccounts is based on past performance and is not representative of future
   results. Investment return and principal value will fluctuate so that unit values, when redeemed, may be worth
 more or less than their original cost. Information regarding the indexes used for comparison were obtained
 from outside sources, have not been independently verified and do not reflect the deduction of
    any Contract charges or fees. See page B-17 for additional information.

                              PERFORMANCE FIGURES
                           (AS OF DECEMBER 31, 1998)
                      (STANDARDIZED AND NON-STANDARDIZED)
                                  (CONTINUED)

                                                                          COMPARED TO
                                     --------------------------------------------------------------------------------------
                                                                            LEHMAN BROS      LEHMAN BROS      LEHMAN BROS
                                      MERRILL LYNCH      MERRILL LYNCH          LONG             LONG          GOVT/CORP
                                        GOVT/CORP          GOVT/CORP         GOVT/CORP        GOVT/CORP         1-3 YEAR
                                     MASTER INDEX(11)   MASTER INDEX(11)   BOND INDEX(12)   BOND INDEX(12)   BOND INDEX(13)
                                       CUMULATIVE %       ANNUALIZED %      CUMULATIVE %     ANNUALIZED %     CUMULATIVE %
                                          RETURN             RETURN            RETURN           RETURN           RETURN
                                     ----------------   ----------------   --------------   --------------   --------------
KEMPER MONEY MARKET SUBACCOUNT(20)
  Life of Portfolio (from
    04/06/82)......................          N/A               N/A                N/A             N/A              N/A
  Ten Years........................          N/A               N/A                N/A             N/A              N/A
  Five Years.......................          N/A               N/A                N/A             N/A              N/A
  Three Years......................          N/A               N/A                N/A             N/A              N/A
  One Year.........................          N/A               N/A                N/A             N/A              N/A
KEMPER MONEY MARKET SUBACCOUNT
  #2(20)
  Life of Portfolio (from
    04/06/82)......................          N/A               N/A                N/A             N/A              N/A
  Ten Years........................          N/A               N/A                N/A             N/A              N/A
  Five Years.......................          N/A               N/A                N/A             N/A              N/A
  Three Years......................          N/A               N/A                N/A             N/A              N/A
  One Year.........................          N/A               N/A                N/A             N/A              N/A
KEMPER HIGH YIELD SUBACCOUNT(19)
  Life of Portfolio (from
    04/06/82)......................       477.38             11.09                N/A             N/A              N/A
  Ten Years........................       144.55              9.35                N/A             N/A              N/A
  Five Years.......................        42.50              7.34                N/A             N/A              N/A
  Three Years......................        23.81              7.38                N/A             N/A              N/A
  One Year.........................         9.53              9.53                N/A             N/A              N/A
KEMPER GOVERNMENT SECURITIES
  SUBACCOUNT
  Life of Portfolio (from
    09/03/87)......................       178.88              9.54             256.65           11.97              N/A
  Ten Years........................       144.55              9.35             198.02           11.54
  Five Years.......................        42.50              7.34              56.38            9.35              N/A
  Three Years......................        23.81              7.38              29.47            8.99              N/A
  One Year.........................         9.53              9.53              13.41           13.41              N/A
KEMPER INVESTMENT GRADE BOND
  SUBACCOUNT
  Life of Portfolio (from
    05/01/96)......................        27.68              9.93                N/A             N/A              N/A
  One Year.........................         9.53              9.53                N/A             N/A              N/A

                                      COMPARED TO
                                     --------------
                                      LEHMAN BROS
                                       GOVT/CORP
                                        1-3 YEAR
                                     BOND INDEX(13)
                                      ANNUALIZED %
                                         RETURN
                                     --------------
KEMPER MONEY MARKET SUBACCOUNT(20)
  Life of Portfolio (from
    04/06/82)......................        N/A
  Ten Years........................        N/A
  Five Years.......................        N/A
  Three Years......................        N/A
  One Year.........................        N/A
KEMPER MONEY MARKET SUBACCOUNT
  #2(20)
  Life of Portfolio (from
    04/06/82)......................        N/A
  Ten Years........................        N/A
  Five Years.......................        N/A
  Three Years......................        N/A
  One Year.........................        N/A
KEMPER HIGH YIELD SUBACCOUNT(19)
  Life of Portfolio (from
    04/06/82)......................        N/A
  Ten Years........................        N/A
  Five Years.......................        N/A
  Three Years......................        N/A
  One Year.........................        N/A
KEMPER GOVERNMENT SECURITIES
  SUBACCOUNT
  Life of Portfolio (from
    09/03/87)......................        N/A
  Ten Years........................
  Five Years.......................        N/A
  Three Years......................        N/A
  One Year.........................        N/A
KEMPER INVESTMENT GRADE BOND
  SUBACCOUNT
  Life of Portfolio (from
    05/01/96)......................        N/A
  One Year.........................        N/A


The performance data quoted for the Subaccounts is based on past performance and is not representative of future
   results. Investment return and principal value will fluctuate so that unit values, when redeemed, may be worth
 more or less than their original cost. Information regarding the indexes used for comparison were obtained
 from outside sources, have not been independently verified and do not reflect the deduction of
    any Contract charges or fees. See page B-17 for additional information.

                              PERFORMANCE FIGURES
                           (AS OF DECEMBER 31, 1998)
                      (STANDARDIZED AND NON-STANDARDIZED)
                                  (CONTINUED)


                                                                                                                   AVERAGE
                                                                                                                    ANNUAL
                                                                                                                    TOTAL
                                                                                        TOTAL RETURN(1)           RETURN(2)
                                                                                       (NON-STANDARDIZED)       (STANDARDIZED)
                                                                                    ------------------------    --------------
                                             YEAR TO DATE(%)                        CUMULATIVE    ANNUALIZED      ANNUALIZED
                                                RETURN(3)        ENDING VALUE(4)    (%) RETURN    (%) RETURN      (%) RETURN
                                             ---------------     ---------------    ----------    ----------      ----------
KEMPER GROWTH SUBACCOUNT.................          13.52%
  Life of Subaccount (from 12/09/83).....                           $277,058          592.65%        13.71%          13.39%
  Life of Portfolio (from 12/09/83)......                            277,058          592.65         13.71           13.39
  Ten Years..............................                            185,663          364.16         16.59           16.24
  Five Years.............................                             81,074          102.68         15.18           13.81
  Three Years............................                             64,974           62.43         17.55           15.23
  One Year...............................                             45,408           13.52         13.52            5.77
KEMPER BLUE CHIP SUBACCOUNT..............          12.28
  Life of Subaccount (from 05/01/97).....                             49,643           24.11         13.82            9.48
  Life of Portfolio (from 05/01/97)......                             49,643           24.11         13.82            9.48
  One Year...............................                             44,911           12.28         12.28            4.61
SCUDDER VLIF CAPITAL GROWTH SUBACCOUNT...          21.53
  Life of Subaccount (from 06/01/98).....                                N/A             N/A           N/A             N/A
  Life of Portfolio (from 07/16/85)......                            255,462          538.65         14.76             N/A
  Ten Years..............................                            165,792          314.48         15.28             N/A
  Five Years.............................                             87,141          117.85         16.85             N/A
  Three Years............................                             77,096           92.74         24.45             N/A
  One Year...............................                             48,610           21.53         21.53             N/A
WARBURG POST-VENTURE CAPITAL
  SUBACCOUNT.............................           5.04
  Life of Subaccount (from 06/01/98).....                                N/A             N/A           N/A             N/A
  Life of Portfolio (from 09/30/96)......                             45,675           14.19          6.07             N/A
  One Year...............................                             42,016            5.04          5.04             N/A
KEMPER-DREMAN HIGH RETURN EQUITY
  SUBACCOUNT.............................           4.94
  Life of Subaccount (from 06/01/98).....                                N/A             N/A           N/A             N/A
  Life of Portfolio (from 05/01/98)......                             40,766            1.91           N/A             N/A
KEMPER-DREMAN FINANCIAL SERVICES
  SUBACCOUNT.............................          -0.50
  Life of Subaccount (from 06/01/98).....                                N/A             N/A           N/A             N/A
  Life of Portfolio (from 05/01/98)......                             38,758           -3.10           N/A             N/A


The performance data quoted for the Subaccounts is based on past performance and is not representative of future
   results. Investment return and principal value will fluctuate so that unit values, when redeemed, may be worth
 more or less than their original cost. Information regarding the indexes used for comparison were obtained
 from outside sources, have not been independently verified and do not reflect the deduction of
    any Contract charges or fees. See page B-17 for additional information.

                              PERFORMANCE FIGURES
                           (AS OF DECEMBER 31, 1998)
                      (STANDARDIZED AND NON-STANDARDIZED)
                                  (CONTINUED)

                                                                       COMPARED TO
                        ---------------------------------------------------------------------------------------------------------
                                                                                        STANDARD &     STANDARD &
                         STANDARD &     STANDARD &                        CONSUMER        POOR'S         POOR'S
                         POOR'S 500     POOR'S 500       CONSUMER       PRICE INDEX       MIDCAP         MIDCAP         NASDAQ
                            (5)            (6)        PRICE INDEX (7)       (7)         INDEX (14)     INDEX (14)    COMPOS (15)
                        CUMULATIVE %   ANNUALIZED %    CUMULATIVE %     ANNUALIZED %   CUMULATIVE %   ANNUALIZED %   CUMULATIVE %
                           RETURN         RETURN          RETURN           RETURN         RETURN         RETURN         RETURN
                        ------------   ------------   ---------------   ------------   ------------   ------------   ------------
KEMPER GROWTH
  SUBACCOUNT
  Life of Portfolio
    (from 12/09/83)...    1,081.74        17.90            62.03            3.27             N/A           N/A          687.04
  Ten Years...........      479.63        19.21            36.02            3.12          483.64         19.29          474.94
  Five Years..........      193.91        24.06            12.41            2.37          137.08         18.84          182.27
  Three Years.........      110.85        28.23             6.78            2.21           87.78         23.37          108.40
  One Year............       28.58        28.58             1.61            1.61           19.11         19.11           39.63
KEMPER BLUE CHIP
  SUBACCOUNT
  Life of Portfolio
    (from 05/01/97)...       48.55        28.26             2.56            1.61             N/A           N/A             N/A
SCUDDER VLIF CAPITAL
  GROWTH SUBACCOUNT...
  Life of Portfolio
    (from 07/16/85)...      850.25        18.27            52.34            3.18             N/A           N/A             N/A
  Ten Years...........      479.63        19.21            36.02            3.12          483.64         19.29          474.94
  Five Years..........      193.91        24.06            12.41            2.37          137.08         18.84          182.27
  Three Years.........      110.85        28.23             6.78            2.21           87.78         23.37          108.40
  One Year............       28.58        28.58             1.61            1.61           19.11         19.11           39.63
WARBURG POST-VENTURE
  CAPITAL
  SUBACCOUNT..........
  Life of Portfolio
    (from 09/30/96)...       85.76        31.69             3.87            1.70             N/A           N/A           78.71
  One Year............       28.58        28.58             1.61            1.61           19.11         19.11           39.63
KEMPER-DREMAN HIGH
  RETURN EQUITY
  SUBACCOUNT..........
  Life of Subaccount
    (from 06/01/98)...         N/A          N/A              N/A             N/A             N/A           N/A             N/A
  Life of Portfolio
    (from 05/01/98)...         N/A          N/A              N/A             N/A             N/A           N/A             N/A
KEMPER-DREMAN
  FINANCIAL SERVICES
  SUBACCOUNT..........
  Life of Subaccount
    (from 06/01/98)...         N/A          N/A              N/A             N/A             N/A           N/A             N/A
  Life of Portfolio
    (from 05/01/98)...         N/A          N/A              N/A             N/A             N/A           N/A             N/A

                        COMPARED TO
                        ------------

                           NASDAQ
                        COMPOS (15)
                        ANNUALIZED %
                           RETURN
                        ------------
KEMPER GROWTH
  SUBACCOUNT
  Life of Portfolio
    (from 12/09/83)...     14.74
  Ten Years...........     19.11
  Five Years..........     23.06
  Three Years.........     27.73
  One Year............     39.63
KEMPER BLUE CHIP
  SUBACCOUNT
  Life of Portfolio
    (from 05/01/97)...       N/A
SCUDDER VLIF CAPITAL
  GROWTH SUBACCOUNT...
  Life of Portfolio
    (from 07/16/85)...       N/A
  Ten Years...........     19.11
  Five Years..........     23.06
  Three Years.........     27.73
  One Year............     39.63
WARBURG POST-VENTURE
  CAPITAL
  SUBACCOUNT..........
  Life of Portfolio
    (from 09/30/96)...     29.44
  One Year............     39.63
KEMPER-DREMAN HIGH
  RETURN EQUITY
  SUBACCOUNT..........
  Life of Subaccount
    (from 06/01/98)...       N/A
  Life of Portfolio
    (from 05/01/98)...       N/A
KEMPER-DREMAN
  FINANCIAL SERVICES
  SUBACCOUNT..........
  Life of Subaccount
    (from 06/01/98)...       N/A
  Life of Portfolio
    (from 05/01/98)...       N/A


The performance data quoted for the Subaccounts is based on past performance and is not representative of future
  results. Investments return and principal value will fluctuate so that unit values, when redeemed, may be worth
 more or less than their original cost. Information regarding the indexes used for comparison were obtained
 from outside sources, have not been independently verified and do not reflect the deduction of
    any Contract charges or fees. See page B-17 for additional information.

                              PERFORMANCE FIGURES
                           (AS OF DECEMBER 31, 1998)
                      (STANDARDIZED AND NON-STANDARDIZED)
                                  (CONTINUED)

                                                                                                                   AVERAGE
                                                                                                                    ANNUAL
                                                                                          TOTAL RETURN(1)           TOTAL
                                                                                        (NON-STANDARDIZED)        RETURN(2)
                                                                                      -----------------------   (STANDARDIZED)
                                                          YEAR TO DATE                CUMULATIVE                --------------
                                                               (%)          ENDING       (%)       ANNUALIZED     ANNUALIZED
                                                            RETURN(3)      VALUE(4)     RETURN     (%) RETURN     (%) RETURN
                                                          ------------     --------   ----------   ----------     ----------
KEMPER SMALL CAP GROWTH SUBACCOUNT.....................       16.74%
  Life of Subaccount (from 05/02/94)...................                    $103,332     158.33%       22.54%         21.29%
  Life of Portfolio (from 05/02/94)....................                     103,332     158.33        22.54          21.29
  Three Years..........................................                      78,140      95.35        25.01          22.91
  One Year.............................................                      46,695      16.74        16.74           8.84
KEMPER SMALL CAP VALUE SUBACCOUNT......................      -12.47
  Life of Subaccount (from 05/01/96)...................                      42,434       6.09         2.24          -0.09
  Life of Portfolio (from 05/01/96)....................                      42,434       6.09         2.24          -0.09
  One Year.............................................                      35,010     -12.47       -12.47         -18.52


                                                                              COMPARED TO
                                      -------------------------------------------------------------------------------------------
                                      CONSUMER PRICE   CONSUMER PRICE   RUSSELL 2000   RUSSELL 2000      NASDAQ         NASDAQ
                                         INDEX(7)         INDEX(7)       INDEX(16)      INDEX(16)      COMPOS(15)     COMPOS(15)
                                       CUMULATIVE %     ANNUALIZED %    CUMULATIVE %   ANNUALIZED %   CUMULATIVE %   ANNUALIZED %
                                          RETURN           RETURN          RETURN         RETURN         RETURN         RETURN
                                      --------------   --------------   ------------   ------------   ------------   ------------
KEMPER SMALL CAP GROWTH SUBACCOUNT
  Life of Portfolio (from
    05/02/94).......................      11.12             2.33            80.95          13.79         198.25          26.88
  Three Years.......................       6.78             2.21            38.92          11.58         108.40          27.73
  One Year..........................       1.61             1.61            -2.55          -2.55          39.63          39.63
KEMPER SMALL CAP VALUE SUBACCOUNT
  Life of Portfolio (from
    05/01/96).......................       4.93             1.88            20.71           7.57          76.34          24.59
  One Year..........................       1.61             1.61            -2.55          -2.55          39.63          39.63


The performance data quoted for the Subaccounts is based on past performance and is not representative of future
  results. Investments return and principal value will fluctuate so that unit values, when redeemed, may be worth
 more or less than their original cost. Information regarding the indexes used for comparison were obtained
 from outside sources, have not been independently verified and do not reflect the deduction of
    any Contract charges or fees. See page B-17 for additional information.

                              PERFORMANCE FIGURES
                           (AS OF DECEMBER 31, 1998)
                      (STANDARDIZED AND NON-STANDARDIZED)
                                  (CONTINUED)

                                                                                                                 AVERAGE
                                                                                                                  ANNUAL
                                                                                                                  TOTAL
                                                                                    TOTAL RETURN(1)             RETURN(2)
                                                                                  (NON-STANDARDIZED)          (STANDARDIZED)
                                                                            -------------------------------   --------------
                                        YEAR TO DATE(%)                     CUMULATIVE (%)   ANNUALIZED (%)     ANNUALIZED
                                           RETURN(3)      ENDING VALUE(4)       RETURN           RETURN         (%) RETURN
                                        ---------------   ---------------   --------------   --------------     ----------
KEMPER INTERNATIONAL SUBACCOUNT(18)...        8.51%
  Life of Subaccount (from
    01/06/92).........................                       $ 73,273            83.18%            9.05%           8.26%
  Life of Portfolio (from 01/06/92)...                         73,273            83.18             9.05            8.26
  Five Years..........................                         57,027            42.57             7.35            6.00
  Three Years.........................                         53,541            33.85            10.21            7.99
  One Year............................                         43,403             8.51             8.51            1.10
KEMPER GLOBAL INCOME SUBACCOUNT.......        9.45
  Life of Subaccount
    (from 05/01/97)...................                         44,625            11.56             6.78            2.66
  Life of Portfolio (from 05/01/97)...                         44,625            11.56             6.78            2.66
  One Year............................                         43,782             9.45             9.45            1.97
SCUDDER VLIF GLOBAL DISCOVERY
  SUBACCOUNT..........................       14.84
  Life of Subaccount
    (from 06/01/98)...................                            N/A              N/A              N/A             N/A
  Life of Portfolio (from 05/01/96)...                         53,214            33.04            11.29             N/A
  One Year............................                         45,935            14.84            14.84             N/A
SCUDDER VLIF INTERNATIONAL
  SUBACCOUNT..........................       16.85
  Life of Subaccount (from
    06/01/98).........................                            N/A              N/A              N/A             N/A
  Life of Portfolio (from 05/01/87)...                        109,837           174.59             9.04             N/A
  Ten Years...........................                        107,766           169.41            10.42             N/A
  Five Years..........................                         60,976            52.44             8.80             N/A
  Three Years.........................                         56,903            42.26            12.47             N/A
  One Year............................                         46,740            16.85            16.85             N/A
KEMPER INTERNATIONAL GROWTH AND INCOME
  SUBACCOUNT(18)......................       -8.37
  Life of Subaccount (from
    06/01/98).........................                            N/A              N/A              N/A             N/A
  Life of Portfolio (from 05/01/98)...                         36,135            -9.66              N/A             N/A
KEMPER GLOBAL BLUE CHIP SUBACCOUNT....        1.13
  Life of Subaccount (from
    06/01/98).........................                            N/A              N/A              N/A             N/A
  Life of Portfolio (from 05/01/98)...                         38,802            -2.99              N/A             N/A
WARBURG EMERGING MARKETS SUBACCOUNT...      -18.44
  Life of Subaccount (from
    06/01/98).........................                            N/A              N/A              N/A             N/A
  Life of Portfolio (from 12/31/97)...                         32,622           -18.44           -18.44             N/A
  One Year............................                         32,622           -18.44           -18.44             N/A

The performance data quoted for the Subaccounts is based on past performance and is not representative of future
   results. Investment return and principal value will fluctuate so that unit values, when redeemed, may be worth
 more or less than their original cost. Information regarding the indexes used for comparison were obtained
 from outside sources, have not been independently verified and do not reflect the deduction of
    any Contract charges or fees. See page B-17 for additional information.

                              PERFORMANCE FIGURES
                           (AS OF DECEMBER 31, 1998)
                      (STANDARDIZED AND NON-STANDARDIZED)
                                  (CONTINUED)


                                                                                        COMPARED TO
                                                             ------------------------------------------------------------------
                                                              STANDARD &       STANDARD &      CONSUMER PRICE    CONSUMER PRICE
                                                             POOR'S 500(6)    POOR'S 500(6)       INDEX(7)          INDEX(7)
                                                             CUMULATIVE %     ANNUALIZED %      CUMULATIVE %      ANNUALIZED %
                                                                RETURN           RETURN            RETURN            RETURN
                                                             -------------    -------------    --------------    --------------
KEMPER INTERNATIONAL SUBACCOUNT(18)
  Life of Portfolio (from 01/06/92)......................        254.80           20.08             18.90             2.53
  Five Years.............................................        193.91           24.06             12.41             2.37
  Three Years............................................        110.85           28.23              6.78             2.21
  One Year...............................................         28.58           28.58              1.61             1.61
KEMPER GLOBAL INCOME SUBACCOUNT
  Life of Portfolio (from 05/01/97)......................         48.55           28.26              2.56             1.61
SCUDDER VLIF GLOBAL DISCOVERY SUBACCOUNT
  Life of Portfolio (from 05/01/96)......................         92.24           28.83              4.93             1.88
  One Year...............................................         28.58           28.58              1.61             1.61
SCUDDER VLIF INTERNATIONAL SUBACCOUNT
  Life of Portfolio (from 05/01/87)......................        486.38           16.49             45.19             3.27
  Ten Years..............................................        479.63           19.21             36.02             3.12
  Five Years.............................................        193.91           24.06             12.41             2.37
  Three Years............................................        110.85           28.23              6.78             2.21
  One Year...............................................         28.58           28.58              1.61             1.61
KEMPER INTERNATIONAL GROWTH AND INCOME SUBACCOUNT(18)....
  Life of Portfolio (from 05/01/98)......................           N/A             N/A               N/A              N/A
KEMPER GLOBAL BLUE CHIP SUBACCOUNT.......................
  Life of Portfolio (from 05/01/98)......................           N/A             N/A               N/A              N/A
WARBURG EMERGING MARKETS SUBACCOUNT......................
  Life of Portfolio (from 12/31/97)......................         28.58           28.58              1.61             1.61
  One Year...............................................         28.58           28.58              1.61             1.61


The performance data quoted for the Subaccounts is based on past performance and is not representative of future
   results. Investment return and principal value will fluctuate so that unit values, when redeemed, may be worth
 more or less than their original cost. Information regarding the indexes used for comparison were obtained
 from outside sources, have not been independently verified and do not reflect the deduction of
    any Contract charges or fees. See page B-17 for additional information.

                              PERFORMANCE FIGURES
                           (AS OF DECEMBER 31, 1998)
                      (STANDARDIZED AND NON-STANDARDIZED)
                                  (CONTINUED)


                                                                          COMPARED TO
                                              -------------------------------------------------------------------
                                                                                  MORGAN STANLEY   MORGAN STANLEY
                                              MORGAN STANLEY    MORGAN STANLEY    INTER'L WORLD    INTER'L WORLD
                                              EAFE INDEX (17)   EAFE INDEX (17)     INDEX (21)       INDEX (21)
                                               CUMULATIVE %      ANNUALIZED %      CUMULATIVE %     ANNUALIZED %
                                                  RETURN            RETURN            RETURN           RETURN
                                              ---------------   ---------------   --------------   --------------
KEMPER INTERNATIONAL SUBACCOUNT(18)
  Life of Portfolio (from 01/06/92).........       84.67              9.27            145.16           13.84
  Five Years................................       55.23              9.19            107.19           15.68
  Three Years...............................       29.52              9.00             63.34           17.77
  One Year..................................       20.00             20.00             24.34           24.34
KEMPER GLOBAL INCOME SUBACCOUNT
  Life of Portfolio (from 05/01/97).........       15.88              9.71             30.95           18.48
SCUDDER VLIF GLOBAL DISCOVERY SUBACCOUNT
  Life of Portfolio (from 05/01/96).........       24.62              8.90             53.27           18.00
  One Year..................................       20.00             20.00             24.34           24.34
SCUDDER VLIF INTERNATIONAL SUBACCOUNT
  Life of Portfolio (from 05/01/87).........      101.10              6.21            203.78           10.06
  Ten Years.................................       71.48              5.54            175.33           10.66
  Five Years................................       55.23              9.19            107.19           15.68
  Three Years...............................       29.52              9.00             63.34           17.77
  One Year..................................       20.00             20.00             24.34           24.34
KEMPER INTERNATIONAL GROWTH AND INCOME
  SUBACCOUNT(18)
  Life of Portfolio (from 05/01/98).........         N/A               N/A               N/A             N/A
KEMPER GLOBAL BLUE CHIP SUBACCOUNT
  Life of Portfolio (from 05/01/98).........         N/A               N/A               N/A             N/A
WARBURG EMERGING MARKETS SUBACCOUNTS
  Life of Portfolio (from 12/31/97).........       20.00             20.00             24.34           24.34
  One Year..................................       20.00             20.00             24.34           24.34


The performance data quoted for the Subaccounts is based on past performance and is not representative of future
   results. Investment return and principal value will fluctuate so that unit values, when redeemed, may be worth
 more or less than their original cost. Information regarding the indexes used for comparison were obtained
 from outside sources, have not been independently verified and do not reflect the deduction of
    any Contract charges or fees. See page B-17 for additional information.

                              PERFORMANCE FIGURES
                           (AS OF DECEMBER 31, 1998)
                      (STANDARDIZED AND NON-STANDARDIZED)
                                  (CONTINUED)


                                                                                                                      AVERAGE
                                                                                                                       ANNUAL
                                                                                                                       TOTAL
                                                                                      TOTAL RETURN(1)                RETURN(2)
                                                                                     (NON-STANDARDIZED)            (STANDARDIZED)
                                                                             ----------------------------------    --------------
                                                YEAR TO DATE      ENDING     CUMULATIVE (%)     ANNUALIZED (%)     ANNUALIZED (%)
                                               (%) RETURN(3)     VALUE(4)        RETURN             RETURN             RETURN
                                               -------------     --------    --------------     --------------     --------------
KEMPER TOTAL RETURN SUBACCOUNT(19).........        13.56%
  Life of Subaccount (from 04/06/82).......                      $281,266         603.17%            12.37%             12.37%
  Life of Portfolio (from 04/06/82)........                       281,266         603.17             12.37              12.37
  Ten Years................................                       131,889         229.72             12.67              12.67
  Five Years...............................                        68,721          71.08             11.43              11.43
  Three Years..............................                        61,713          54.28             15.55              15.55
  One Year.................................                        45,422          13.56             13.56              13.56
KEMPER HORIZON 10+ SUBACCOUNT..............         9.80
  Life of Subaccount (from 05/01/96).......                        55,836          39.59             13.31              10.80
  Life of Portfolio (from 05/01/96)........                        55,836          39.59             13.31              10.80
  One Year.................................                        43,919           9.80              9.80               2.30
KEMPER HORIZON 5 SUBACCOUNT................         8.24
  Life of Subaccount (from 05/01/96).......                        52,269          30.67             10.55               8.07
  Life of Portfolio (from 05/01/96)........                        52,269          30.67             10.55               8.07
  One Year.................................                        43,296           8.24              8.24               0.84
SCUDDER VLIF GROWTH AND INCOME
  SUBACCOUNT...............................         5.42
  Life of Subaccount (from 06/01/98).......                           N/A            N/A               N/A                N/A
  Life of Portfolio (from 05/02/94)........                        88,276         120.69             18.48                N/A
  Three Years..............................                        65,365          63.41             17.79                N/A
  One Year.................................                        42,169           5.42              5.42                N/A
JANUS ASPEN GROWTH AND INCOME SUBACCOUNT...        21.51
  Life of Subaccount (from 06/01/98).......                           N/A            N/A               N/A                N/A
  Life of Portfolio (from 05/01/98)........                        47,478          18.69               N/A                N/A



                                                                            COMPARED TO
                                  -----------------------------------------------------------------------------------------------
                                                                    CONSUMER        CONSUMER       LEHMAN BROS      LEHMAN BROS
                                   STANDARD &      STANDARD &         PRICE           PRICE       GOVT/CORP 1-3    GOVT/CORP 1-3
                                  POOR'S 500(6)   POOR'S 500(6)     INDEX(7)        INDEX(7)      YEAR BOND(13)    YEAR BOND(13)
                                  CUMULATIVE %    ANNUALIZED %    CUMULATIVE %    ANNUALIZED %     CUMULATIVE %     ANNUALIZED %
                                     RETURN          RETURN          RETURN          RETURN           RETURN           RETURN
                                  -------------   -------------   ------------    ------------    -------------    -------------
KEMPER TOTAL RETURN
  SUBACCOUNT(19)
  Life of Portfolio (from
    04/06/82)...................    1,717.02          19.00           72.70            3.33           317.30            8.95
  Ten Years.....................      479.63          19.21           36.02            3.12           104.54            7.42
  Five Years....................      193.91          24.06           12.41            2.37            33.84            6.00
  Three Years...................      110.85          28.23            6.78            2.21            19.95            6.25
  One Year......................       28.58          28.58            1.61            1.61             6.96            6.96
KEMPER HORIZON 10+ SUBACCOUNT
  Life of Portfolio (from
    05/01/96)...................       92.24          28.83            4.93            1.88            19.08            7.00
  One Year......................       28.58          28.58            1.61            1.61             6.96            6.96
KEMPER HORIZON 5 SUBACCOUNT
  Life of Portfolio (from
    05/01/96)...................       92.24          28.83            4.93            1.88            19.08            7.00
  One Year......................       28.58          28.58            1.61            1.61             6.96            6.96
SCUDDER VLIF GROWTH AND INCOME
  SUBACCOUNT
  Life of Portfolio (from
    05/02/94)...................      196.76          26.74           11.12            2.33            34.82            6.73
  Three Years...................      110.85          28.23            6.78            2.21            19.95            6.25
  One Year......................       28.58          28.58            1.61            1.61             6.96            6.96
JANUS ASPEN GROWTH AND INCOME
  SUBACCOUNT....................
  Life of Subaccount (from
    06/01/98)...................         N/A            N/A             N/A             N/A              N/A             N/A
  Life of Portfolio (from
    05/01/98)...................         N/A            N/A             N/A             N/A              N/A             N/A


The performance data quoted for the Subaccounts is based on past performance and is not representative of future
   results. Investment return and principal value will fluctuate so that unit values, when redeemed, may be worth
 more or less than their original cost. Information regarding the indexes used for comparison were obtained
 from outside sources, have not been independently verified and do not reflect the deduction of
    any Contract charges or fees. See page B-17 for additional information.

                              PERFORMANCE FIGURES
                           (AS OF DECEMBER 31, 1998)
                      (STANDARDIZED AND NON-STANDARDIZED)
                                  (CONTINUED)


                                                                          COMPARED TO
                                           -------------------------------------------------------------------------
                                             MERRILL LYNCH       MERRILL LYNCH       LEHMAN BROS       LEHMAN BROS
                                               GOVT/CORP           GOVT/CORP          GOVT/CORP         GOVT/CORP
                                           MASTER INDEX (11)   MASTER INDEX (11)   BOND INDEX (10)   BOND INDEX (10)
                                             CUMULATIVE %        ANNUALIZED %       CUMULATIVE %      ANNUALIZED %
                                                RETURN              RETURN             RETURN            RETURN
                                           -----------------   -----------------   ---------------   ---------------
KEMPER TOTAL RETURN SUBACCOUNT(19)
  Life of Portfolio (from 04/06/82)......       477.38               11.09             476.73             11.08
  Ten Years..............................       144.55                9.35             144.10              9.33
  Five Years.............................        42.50                7.34              42.26              7.30
  Three Years............................        23.81                7.38              23.64              7.33
  One Year...............................         9.53                9.53               9.47              9.47
KEMPER HORIZON 10+ SUBACCOUNT
  Life of Portfolio (from 05/01/96)......        27.68                9.93              27.69              9.94
  One Year...............................         9.53                9.53               9.47              9.47
KEMPER HORIZON 5 SUBACCOUNT
  Life of Portfolio (from 05/01/96)......        27.68                9.93              27.69              9.94
  One Year...............................         9.53                9.53               9.47              9.47
SCUDDER VLIF GROWTH AND INCOME SUBACCOUNT
  Life of Portfolio (from 05/02/94)......        48.35                8.97              48.36              8.97
  Three Years............................        23.81                7.38              23.64              7.33
  One Year...............................         9.53                9.53               9.47              9.47
JANUS ASPEN GROWTH AND INCOME SUBACCOUNT
  Life of Portfolio (from 05/01/98)......          N/A                 N/A                N/A               N/A


The performance data quoted for the Subaccounts is based on past performance and is not representative of future
   results. Investment return and principal value will fluctuate so that unit values, when redeemed, may be worth
 more or less than their original cost. Information regarding the indexes used for comparison were obtained
 from outside sources, have not been independently verified and do not reflect the deduction of
    any Contract charges or fees. See page B-17 for additional information.

                           PERFORMANCE FIGURES--NOTES

  *  N/A Not Applicable

 (1) The Non standardized Total Return figures quoted are based on a hypothetical $40,000 initial investment and assumes the deduction of all recurring charges and fees applicable under the Contract except for the Withdrawal Charge and any charge for applicable premium taxes which may be imposed in certain states.

 (2) The Standardized Average Annual Total Return figures quoted are based on a hypothetical $1,000 initial investment and assumes the deduction of all recurring charges and fees applicable under the Contract including the applicable Withdrawal Charge that may be imposed at the end of the quoted period. Premium taxes are not reflected.

 (3) The Year to Date percentage return figures quoted are based on the change in unit values.


 (4) The Ending Values quoted are based on a $40,000 initial investment and assumes the deduction of all recurring charges and fees applicable under the Contract except for the Withdrawal Charge and any charge for applicable premium taxes which may be imposed in certain states.


 (5) The Dow Jones Industrial Average is an unmanaged unweighted average of thirty blue chip industrial corporations listed on the New York Stock Exchange. Assumes reinvestment of dividends.

 (6) The Standard & Poor's 500 Stock Index is an unmanaged weighted average of 500 stocks, over 95% of which are listed on the New York Stock Exchange. Assumes reinvestment of dividends.

 (7) The Consumer Price Index, published by the U.S. Bureau of Labor Statistics, is a statistical measure of change, over time, in the prices of goods and services in major expenditure groups.

 (8) The CDA Certificate of Deposit Index is provided by CDA Investment Technologies, Inc., Silver Spring, Maryland, and is based upon a statistical sampling of the yield of 30-day certificates of deposit of major commercial banks. Yield is based upon a monthly compounding of interest.


 (9) The Merrill Lynch High Yield Master Index consists of fixed-rate, coupon-bearing bonds with an outstanding par, which is greater than or equal to $50 million, a maturity range greater than or equal to one year and must be less than BBB/Baa3 rated but not in default.


(10) The Lehman Brothers Government/Corporate Bond Index is on a total return basis and is comprised of all publicly issued, non-convertible, domestic debt of the U.S. Government or any agency thereof, quasi-Federal corporation, or corporate debt guaranteed by the U.S. Government and all publicly issued, fixed-rate, non-convertible, domestic debt of the three major corporate classifications: industrial, utility, and financial. Only notes and bonds with a minimum outstanding principal amount of $1,000,000 and a minimum of one year are included. Bonds included must have a rating of at least Baa by Moody's Investors Service, BBB by Standard & Poor's Corporation or in the case of bank bonds not rated by either Moody's or Standard & Poor's, BBB by Fitch Investors Service.

(11) The Merrill Lynch Government/Corporate Master Index is based upon the total returns with all dividends reinvested of 4,000 corporate and 300 government bonds issued with an intermediate average maturity and an average quality rating of Aa (Moody's Investors Service, Inc.) /AA (Standard & Poor's Corporation).

(12) The Lehman Brothers Long Government/Corporate Bond Index is composed of all bonds covered by the Lehman Brothers Government/Corporate Bond Index with maturities of 10 years or greater. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are balanced monthly by market capitalization.

(13) The Lehman Brothers Government/Corporate 1-3 Year Bond Index is composed of all bonds covered by the Lehman Brothers Government/Corporate Bond Index with maturities between one and three years.

(14) The Standard & Poor's Midcap 400 Index is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market where the median market capitalization is approximately $700 million. The index was developed with a base level of 100 as of December 31, 1990.

(15) The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ stocks. The index was developed with a base level of 100 as of February 5, 1971. (23) From May 1, 1996 to December 31, 1996.

(16) The Russell 2000 Index is comprised of the smallest 2000 companies in the Russell 3000 Index, representing approximately 11% of the Russell 3000 total market capitalization. The index was developed with a base value of
     135.00 as of December 31, 1986.

(17) The Morgan Stanley EAFE is the Morgan Stanley Capital International Europe, Australia, Far East index. This index is an unmanaged index that is considered to be generally representative of major non-United States stock markets.

(18) There are special risks associated with investing in non-U.S. companies, including fluctuating foreign currency exchange rates, foreign governmental regulations and differing degrees of liquidity that may adversely affect portfolio securities.

(19) The high yield potential offered by these Subaccounts reflect the substantial risks associated with investments in high-yield bonds.

(20) An investment in the Kemper Money Market Subaccount is neither insured nor guaranteed by the U.S. government. There can be no assurance that the Kemper Money Market Portfolio will be able to maintain a stable net asset value of $1.00 per share.

(21) The Morgan Stanley International World Index is an arithmetic, market value-weighted average of the performance of over 1,470 securities listed on the stock exchanges of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Italy, Japan, Netherlands, New Zealand, Norway, Singapore/Malaysia, South Africa Gold, Spain, Switzerland, United Kingdom, and the United States. The index is calculated on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes. The index covers about 60% of the issues listed on the exchanges of the countries included.

The following tables illustrate an assumed $40,000 investment in shares of certain Subaccounts. The ending value does not include the effect of the applicable Withdrawal Charge that may be imposed at the end of the period, and thus may be higher than if such charge were deducted. Each table covers the period from the inception date of each Portfolio December 31, 1998.

--------------------------------------------------------------------------------


          KEMPER MONEY MARKET SUBACCOUNT
YEAR
ENDED                                       TOTAL
12/31                                       VALUE
-----                                       -----
1982    ...............................    $43,058
1983    ...............................     46,405
1984    ...............................     50,672
1985    ...............................     54,097
1986    ...............................     56,930
1987    ...............................     59,890
1988    ...............................     63,522
1989    ...............................     68,411
1990    ...............................     73,006
1991    ...............................     76,284
1992    ...............................     77,837
1993    ...............................     78,986
1994    ...............................     81,032
1995    ...............................     84,457
1996    ...............................     87,474
1997    ...............................     90,808
1998    ...............................     94,176



           KEMPER GOVERNMENT SECURITIES
                    SUBACCOUNT
YEAR
ENDED                                       TOTAL
12/31                                       VALUE
-----                                       -----
1987    ...............................    $40,113
1988    ...............................     40,802
1989    ...............................     46,076
1990    ...............................     49,932
1991    ...............................     56,791
1992    ...............................     59,338
1993    ...............................     62,337
1994    ...............................     59,698
1995    ...............................     70,167
1996    ...............................     71,013
1997    ...............................     76,314
1998    ...............................     80,552



           KEMPER INVESTMENT GRADE BOND
                    SUBACCOUNT
YEAR
ENDED                                       TOTAL
12/31                                       VALUE
-----                                       -----
1996    ...............................    $41,050
1997    ...............................     44,146
1998    ...............................     46,992



         KEMPER GLOBAL INCOME SUBACCOUNT
YEAR
ENDED                                       TOTAL
12/31                                       VALUE
-----                                       -----
1997    ...............................    $40,770
1998    ...............................     44,625



           KEMPER HORIZON 5 SUBACCOUNT
YEAR
ENDED                                       TOTAL
12/31                                       VALUE
-----                                       -----
1996    ...............................    $43,440
1997    ...............................     48,290
1998    ...............................     52,269



           KEMPER HIGH YIELD SUBACCOUNT
YEAR
ENDED                                      TOTAL
12/31                                      VALUE
-----                                      -----
1982    ..............................    $ 49,485
1983    ..............................      56,063
1984    ..............................      62,318
1985    ..............................      74,896
1986    ..............................      87,063
1987    ..............................      91,000
1988    ..............................     104,083
1989    ..............................     101,388
1990    ..............................      84,543
1991    ..............................     126,809
1992    ..............................     147,400
1993    ..............................     174,590
1994    ..............................     168,495
1995    ..............................     195,244
1996    ..............................     219,431
1997    ..............................     241,567
1998    ..............................     241,694



          KEMPER HORIZON 10+ SUBACCOUNT
YEAR
ENDED                                       TOTAL
12/31                                       VALUE
-----                                       -----
1996    ...............................    $44,149
1997    ...............................     50,854
1998    ...............................     55,836



          KEMPER TOTAL RETURN SUBACCOUNT
YEAR
ENDED                                       TOTAL
12/31                                       VALUE
-----                                       -----
1982    ..............................    $ 49,392
1983    ..............................      57,378
1984    ..............................      53,853
1985    ..............................      68,340
1986    ..............................      77,673
1987    ..............................      77,145
1988    ..............................      85,304
1989    ..............................     104,439
1990    ..............................     108,263
1991    ..............................     147,457
1992    ..............................     147,945
1993    ..............................     163,715
1994    ..............................     145,460
1995    ..............................     182,305
1996    ..............................     209,311
1997    ..............................     247,690
1998    ..............................     281,266



          KEMPER HORIZON 20+ SUBACCOUNT
YEAR
ENDED                                       TOTAL
12/31                                       VALUE
-----                                       -----
1996    ...............................    $45,738
1997    ...............................     54,357
1998    ...............................     60,598

          KEMPER VALUE+GROWTH SUBACCOUNT
YEAR
ENDED                                       TOTAL
12/31                                       VALUE
-----                                       -----
1996    ...............................    $45,433
1997    ...............................     56,237
1998    ...............................     66,652



           KEMPER BLUE CHIP SUBACCOUNT
YEAR
ENDED                                       TOTAL
12/31                                       VALUE
-----                                       -----
1997    ...............................    $44,215
1998    ...............................     49,643



         KEMPER INTERNATIONAL SUBACCOUNT
YEAR
ENDED                                       TOTAL
12/31                                       VALUE
-----                                       -----
1992    ...............................    $39,188
1993    ...............................     51,394
1994    ...............................     48,859
1995    ...............................     54,742
1996    ...............................     62,541
1997    ...............................     67,528
1998    ...............................     73,273



        KEMPER CONTRARIAN VALUE SUBACCOUNT
YEAR
ENDED                                       TOTAL
12/31                                       VALUE
-----                                       -----
1996    ...............................    $46,528
1997    ...............................     59,851
1998    ...............................     70,398



        KEMPER SMALL CAP VALUE SUBACCOUNT
YEAR
ENDED                                       TOTAL
12/31                                       VALUE
-----                                       -----
1996    ...............................    $40,372
1997    ...............................     48,482
1998    ...............................     42,434



        KEMPER SMALL CAP GROWTH SUBACCOUNT
YEAR
ENDED                                       TOTAL
12/31                                       VALUE
-----                                       -----
1994    ...............................    $41,214
1995    ...............................     52,896
1996    ...............................     66,854
1997    ...............................     88,516
1998    ...............................    103,332



             KEMPER GROWTH SUBACCOUNT
YEAR
ENDED                                      TOTAL
12/31                                      VALUE
-----                                      -----
1983    ..............................    $ 41,162
1984    ..............................      45,032
1985    ..............................      55,641
1986    ..............................      60,009
1987    ..............................      60,236
1988    ..............................      59,691
1989    ..............................      75,587
1990    ..............................      75,040
1991    ..............................     118,218
1992    ..............................     120,823
1993    ..............................     136,694
1994    ..............................     128,113
1995    ..............................     170,566
1996    ..............................     203,889
1997    ..............................     244,064
1998    ..............................     277,058



         KEMPER INTERNATIONAL GROWTH AND
                INCOME SUBACCOUNT
YEAR
ENDED                                       TOTAL
12/31                                       VALUE
-----                                       -----
1998    ...............................    $36,135



        KEMPER GLOBAL BLUE CHIP SUBACCOUNT
YEAR
ENDED                                       TOTAL
12/31                                       VALUE
-----                                       -----
1998    ...............................    $38,802



            KEMPER-DREMAN HIGH RETURN
                EQUITY SUBACCOUNT
YEAR
ENDED                                       TOTAL
12/31                                       VALUE
-----                                       -----
1998    ...............................    $40,766



         KEMPER-DREMAN FINANCIAL SERVICES
                    SUBACCOUNT
YEAR
ENDED                                       TOTAL
12/31                                       VALUE
-----                                       -----
1998    ...............................    $38,758



               SCUDDER VLIF GLOBAL
               DISCOVERY SUBACCOUNT
YEAR
ENDED                                       TOTAL
12/31                                       VALUE
-----                                       -----
1996    ...............................    $41,810
1997    ...............................     46,339
1998    ...............................     53,214



          SCUDDER VLIF GROWTH AND INCOME
                    SUBACCOUNT
YEAR
ENDED                                       TOTAL
12/31                                       VALUE
-----                                       -----
1994    ...............................    $41,578
1995    ...............................     54,021
1996    ...............................     65,077
1997    ...............................     83,736
1998    ...............................     88,276

      SCUDDER VLIF INTERNATIONAL SUBACCOUNT
YEAR
ENDED                                      TOTAL
12/31                                      VALUE
-----                                      -----
1987    ..............................    $ 35,409
1988    ..............................      40,769
1989    ..............................      55,419
1990    ..............................      50,462
1991    ..............................      55,468
1992    ..............................      53,012
1993    ..............................      72,052
1994    ..............................      70,457
1995    ..............................      77,210
1996    ..............................      87,390
1997    ..............................      93,997
1998    ..............................     109,837



           SCUDDER VLIF CAPITAL GROWTH
                    SUBACCOUNT
YEAR
ENDED                                      TOTAL
12/31                                      VALUE
-----                                      -----
1985    ..............................    $ 43,878
1986    ..............................      52,927
1987    ..............................      51,190
1988    ..............................      61,634
1989    ..............................      74,624
1990    ..............................      68,087
1991    ..............................      93,734
1992    ..............................      98,364
1993    ..............................     117,263
1994    ..............................     104,465
1995    ..............................     132,542
1996    ..............................     157,011
1997    ..............................     210,213
1998    ..............................     255,462



             JANUS GROWTH SUBACCOUNT
YEAR
ENDED                                      TOTAL
12/31                                      VALUE
-----                                      -----
1993    ..............................    $ 41,230
1994    ..............................      41,785
1995    ..............................      53,645
1996    ..............................      62,659
1997    ..............................      75,123
1998    ..............................     100,505



          JANUS ASPEN GROWTH AND INCOME
                    SUBACCOUNT
YEAR
ENDED                                       TOTAL
12/31                                       VALUE
-----                                       -----
1998    ...............................    $47,478



       WARBURG PINCUS POST-VENTURE CAPITAL
                    SUBACCOUNT
YEAR
ENDED                                       TOTAL
12/31                                       VALUE
-----                                       -----
1996    ...............................    $38,903
1997    ...............................     43,483
1998    ...............................     45,675



         WARBURG PINCUS EMERGING MARKETS
                    SUBACCOUNT
YEAR
ENDED                                       TOTAL
12/31                                       VALUE
-----                                       -----
1998    ...............................    $32,622


TAX-DEFERRED ACCUMULATION

                                                                 NON-QUALIFIED
                                                                    ANNUITY                   CONVENTIONAL
                                                            AFTER-TAX CONTRIBUTIONS           SAVINGS PLAN
                                                           AND TAX-DEFERRED EARNINGS.           AFTER-TAX
                                                        --------------------------------      CONTRIBUTIONS
                                                                           TAXABLE LUMP        AND TAXABLE
                                                        NO WITHDRAWALS    SUM WITHDRAWAL        EARNINGS.
                                                        --------------    --------------      -------------
10 Years..........................................         $107,946          $ 86,448           $ 81,693
20 Years..........................................          233,048           165,137            133,476
30 Years..........................................          503,133           335,021            218,082

This chart compares the accumulation of a $50,000 initial investment into a Non-Qualified Annuity and a Conventional Savings Plan. Contributions to the Non-Qualified Annuity and the Conventional Savings Plan are made after-tax. Only the gain in the Non-Qualified Annuity will be subject to income tax in a taxable lump sum withdrawal. The chart assumes a 37.1% federal marginal tax rate and an 8% annual return. The 37.1% federal marginal tax is based on a marginal tax rate of 36%, representative of the target market, adjusted to reflect a decrease of $3 of itemized deductions for each $100 of income over $117,950. Tax rates are subject to change as is the tax-deferred treatment of the Contracts. Income on Non-Qualified Annuities is taxed as ordinary income upon withdrawal. A 10% tax penalty may apply to early withdrawals. See "Federal Income Taxes" in the prospectus. The chart does not reflect the following annuity charges and expenses: 1.25% mortality and expense risk; .10% administration charges; 7% maximum deferred withdrawal charge; and $30 annual records maintenance charge. The tax-deferred accumulation would be reduced if these charges were reflected. No implication is intended by the use of these assumptions that the return shown is guaranteed in any way or that the return shown represents an average or expected rate of return over the period of the Contracts. [IMPORTANT--THIS IS NOT AN ILLUSTRATION OF YIELD OR RETURN].

Unlike savings plans, contributions to Non-Qualified Annuities provide tax-deferred treatment on earnings. In addition, contributions to tax-deferred retirement annuities are not subject to current tax in the year of contribution. When monies are received from a Non-Qualified Annuity (and you have many different options on how you receive your funds), they are subject to income tax. At the time of receipt, if the person receiving the monies is retired, not working or has additional tax exemptions, these monies may be taxed at a lesser rate.

                                STATE REGULATION

KILICO is subject to the laws of Illinois governing insurance companies and to regulation by the Illinois Department of Insurance. An annual statement in a prescribed form is filed with the Illinois Department of Insurance each year. KILICO's books and accounts are subject to review by the Department of Insurance at all times, and a full examination of its operations is conducted periodically. Such regulation does not, however, involve any supervision of management or investment practices or policies. In addition, KILICO is subject to regulation under the insurance laws of other jurisdictions in which it may operate.

                                    EXPERTS


The statements of assets and liabilities and contract owners' equity of the Separate Account as of December 31, 1998 and the related statement of operations for the year then ended and the statements of changes in contract owners' equity for the years ended December 31, 1998 and 1997 have been included herein in reliance upon the report of PricewaterhouseCoopers LLP, independent public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.


                              FINANCIAL STATEMENTS


This Statement of Additional Information contains financial statements for the Separate Account which reflect assets attributable to the Contracts and also assets attributable to other variable annuity contracts offered by KILICO through the Separate Account. In addition, the financial statements for the Separate Account reflect Subaccounts that are not available under the Contracts.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Directors of
Kemper Investors Life Insurance Company and
Contract Owners of KILICO Variable Annuity Separate Account:


In our opinion, the accompanying statement of assets and liabilities and contract owners' equity and the related statement of operations and changes in owner's equity present fairly, in all material respects, the financial position of the subaccounts of KILICO Variable Annuity Separate Account, which includes the Money Market Subaccount, Money Market Subaccount #2, Total Return Subaccount, High Yield Subaccount, Growth Subaccount, Government Securities Subaccount, International Subaccount, Small Cap Growth Subaccount, Investment Grade Bond Subaccount, Contrarian Value Subaccount, Small Cap Value Subaccount, Value+Growth Subaccount, Horizon 20+ Subaccount, Horizon 10+ Subaccount, Horizon 5 Subaccount, Global Income Subaccount, Blue Chip Subaccount, International Growth & Income Subaccount, High Return Equity Subaccount, Financial Services Subaccount, Global Blue Chip Subaccount, (investment options within the Investors Fund Series), Growth Subaccount, Growth & Income Subaccount, (investment options within the Janus Aspen Series), Global Discovery Subaccount, Growth & Income Subaccount, International Subaccount, Capital Growth Subaccount (investment options within the Scudder Variable Life Investment Fund), Emerging Markets Subaccount, and Post-Venture Capital Subaccount (investment options within the Warburg Pincus Trust) thereof, at December 31, 1998, and the changes in their equity for the year then ended and for each of the period presented, except for the International Growth & Income Subaccount, High Return Equity Subaccount, Financial Services Subaccount, Global Blue Chip Subaccount, Growth Subaccount, Growth & Income Subaccount, Global Discovery Subaccount, Growth & Income Subaccount, International Subaccount, Capital Growth Subaccount, Emerging Markets Subaccount, and Post-Venture Capital Subaccount as to which the period is June 1, 1998 (commencement of operations) to December 31, 1998, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Kemper Investors Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included direct confirmation of investments owned at December 31, 1998 by correspondence with transfer agents, provides a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Chicago, Illinois
February 19, 1999

                      (This page intentionally left blank)

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT



STATEMENTS OF ASSETS AND LIABILITIES AND CONTRACT OWNERS' EQUITY



DECEMBER 31, 1998


(IN THOUSANDS)


                                                             INVESTORS FUND SERIES
                                 ------------------------------------------------------------------------------
                                   MONEY          MONEY         TOTAL         HIGH                   GOVERNMENT
                                   MARKET        MARKET         RETURN       YIELD        GROWTH     SECURITIES
                                 SUBACCOUNT   SUBACCOUNT #2   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                 ----------   -------------   ----------   ----------   ----------   ----------
ASSETS
  Investments in underlying
    portfolio funds, at current
    values.....................   $106,985        4,700        737,296      262,814      538,414       78,453
  Dividends and other
    receivables................        223            9              2            1           12           --
                                  --------        -----        -------      -------      -------       ------
         Total assets..........    107,208        4,709        737,298      262,815      538,426       78,453
                                  --------        -----        -------      -------      -------       ------
LIABILITIES AND CONTRACT
  OWNERS' EQUITY
  Liabilities:
    Mortality and expense risk
      and administrative
      charges..................        103           --            780          285          559           84
    Units of Account
      Redeemed.................         --           --              6           --           --           18
    Other......................          3           --            133          168          122            6
                                  --------        -----        -------      -------      -------       ------
         Total liabilities.....        106           --            919          453          681          108
                                  --------        -----        -------      -------      -------       ------
  Contract owners' equity......   $107,102        4,709        736,379      262,362      537,745       78,345
                                  ========        =====        =======      =======      =======       ======
ANALYSIS OF CONTRACT OWNERS'
  EQUITY
  Excess of proceeds from units
    sold over payments for
    units redeemed.............   $ 34,061        3,269        102,938       49,875      131,199       41,028
  Accumulated net investment
    income (loss)..............     73,041        1,440        415,826      199,073      282,440       34,537
  Accumulated net realized gain
    on sales of investments....         --           --        108,949       10,808       69,603          957
  Unrealized appreciation
    (depreciation) of
    investments................         --           --        108,666        2,606       54,503        1,823
                                  --------        -----        -------      -------      -------       ------
  Contract owners' equity......   $107,102        4,709        736,379      262,362      537,745       78,345
                                  ========        =====        =======      =======      =======       ======

                                   INVESTORS FUND SERIES
                                 --------------------------
                                                 SMALL CAP
                                 INTERNATIONAL     GROWTH
                                  SUBACCOUNT     SUBACCOUNT
                                 -------------   ----------
ASSETS
  Investments in underlying
    portfolio funds, at current
    values.....................     145,348       144,050
  Dividends and other
    receivables................           4            13
                                    -------       -------
         Total assets..........     145,352       144,063
                                    -------       -------
LIABILITIES AND CONTRACT
  OWNERS' EQUITY
  Liabilities:
    Mortality and expense risk
      and administrative
      charges..................         151           144
    Units of Account
      Redeemed.................          --            --
    Other......................          20            38
                                    -------       -------
         Total liabilities.....         171           182
                                    -------       -------
  Contract owners' equity......     145,181       143,881
                                    =======       =======
ANALYSIS OF CONTRACT OWNERS'
  EQUITY
  Excess of proceeds from units
    sold over payments for
    units redeemed.............      78,316        83,272
  Accumulated net investment
    income (loss)..............      13,462        25,692
  Accumulated net realized gain
    on sales of investments....      29,972        15,321
  Unrealized appreciation
    (depreciation) of
    investments................      23,431        19,596
                                    -------       -------
  Contract owners' equity......     145,181       143,881
                                    =======       =======



See accompanying notes to financial statements.

                                                    INVESTORS FUND SERIES
    ---------------------------------------------------------------------------------------------------------------------
    INVESTMENT   CONTRARIAN   SMALL CAP      VALUE+      HORIZON      HORIZON
    GRADE BOND     VALUE        VALUE        GROWTH        20+          10+       HORIZON 5    GLOBAL INCOME   BLUE CHIP
    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
    ----------   ----------   ----------   ----------   ----------   ----------   ----------   -------------   ----------
      11,490       95,958       33,386       47,062       9,223        15,456       6,805          1,428         8,794
         142            2           17           --          --            --          19             --            --
      ------       ------       ------       ------       -----        ------       -----          -----         -----
      11,632       95,960       33,403       47,062       9,223        15,456       6,824          1,428         8,794
      ------       ------       ------       ------       -----        ------       -----          -----         -----
          11          100           33           47           9            15           7              1             8

          --           --           --           --          --            --          --             --            --
          --           10            4           10           1             2          --             --             2
      ------       ------       ------       ------       -----        ------       -----          -----         -----
          11          110           37           57          10            17           7              1            10
      ------       ------       ------       ------       -----        ------       -----          -----         -----
      11,621       95,850       33,366       47,005       9,213        15,439       6,817          1,427         8,784
      ======       ======       ======       ======       =====        ======       =====          =====         =====
      10,820       68,393       33,364       37,086       7,238        12,897       5,867          1,281         8,056
          61        1,365          223          180          57            74          56             28           (44)
         384        9,023        2,054        2,345         574           552         334             57           129
         356       17,069       (2,275)       7,394       1,344         1,916         560             61           643
      ------       ------       ------       ------       -----        ------       -----          -----         -----
      11,621       95,850       33,366       47,005       9,213        15,439       6,817          1,427         8,784
      ======       ======       ======       ======       =====        ======       =====          =====         =====

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT



STATEMENTS OF ASSETS AND LIABILITIES AND CONTRACT OWNERS' EQUITY (CONTINUED)



DECEMBER 31, 1998


(IN THOUSANDS)



                                                 INVESTORS FUND SERIES                     JANUS ASPEN SERIES
                                  ----------------------------------------------------   -----------------------
                                  INTERNATIONAL      HIGH                     GLOBAL
                                    GROWTH &        RETURN     FINANCIAL       BLUE                    GROWTH &
                                     INCOME         EQUITY      SERVICES       CHIP        GROWTH       INCOME
                                   SUBACCOUNT     SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                  -------------   ----------   ----------   ----------   ----------   ----------
ASSETS
  Investments in underlying
    portfolio funds, at current
    values.....................       $236          5,439        1,218         288         59,947       2,075
  Dividends and other
    receivables................         --             --           --          --              4          --
                                      ----          -----        -----         ---         ------       -----
         Total assets..........        236          5,439        1,218         288         59,951       2,075
                                      ----          -----        -----         ---         ------       -----
LIABILITIES AND CONTRACT
  OWNERS' EQUITY
  Liabilities:
    Mortality and expense risk
      and administrative
      charges..................         --             --           --          --             58          --
    Units of Account
      Redeemed.................         --             --           --          --             --          --
    Other......................         --              3            1          --             19           1
                                      ----          -----        -----         ---         ------       -----
         Total liabilities.....         --              3            1          --             77           1
                                      ----          -----        -----         ---         ------       -----
  Contract owners' equity......       $236          5,436        1,217         288         59,874       2,074
                                      ====          =====        =====         ===         ======       =====
ANALYSIS OF CONTRACT OWNERS'
  EQUITY
  Excess of proceeds from units
    sold over payments for
    units redeemed.............       $229          5,160        1,151         274         40,911       1,808
  Accumulated net investment
    income (loss)..............         --            (21)          (6)         (2)         2,641          (2)
  Accumulated net realized gain
    (loss) on sales of
    investments................         (2)           (10)          (5)         (2)         2,691          --
  Unrealized appreciation of
    investments................          9            307           77          18         13,631         268
                                      ----          -----        -----         ---         ------       -----
  Contract owners' equity......       $236          5,436        1,217         288         59,874       2,074
                                      ====          =====        =====         ===         ======       =====



See accompanying notes to financial statements.

           SCUDDER VARIABLE LIFE INVESTMENT FUNDS           WARBURG PINCUS TRUST
    ----------------------------------------------------   -----------------------
                                                                          POST-
      GLOBAL      GROWTH &                      CAPITAL     EMERGING     VENTURE
    DISCOVERY      INCOME     INTERNATIONAL     GROWTH      MARKETS      CAPITAL
    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
    ----------   ----------   -------------   ----------   ----------   ----------
       744         1,698           869           604           59           85
        --            --            --            --           --           --
       ---         -----           ---           ---           --           --
       744         1,698           869           604           59           85
       ---         -----           ---           ---           --           --
        --            --            --            --           --           --
        --            --            --            --           --           --
        --             1            --            --           --           --
       ---         -----           ---           ---           --           --
        --             1            --            --           --           --
       ---         -----           ---           ---           --           --
       744         1,697           869           604           59           85
       ===         =====           ===           ===           ==           ==
       676         1,646           830           559           58           81
       (10)           (4)           (5)           (2)          --           --
       (19)          (19)           (7)          (13)          (1)          --
        97            74            51            60            2            4
       ---         -----           ---           ---           --           --
       744         1,697           869           604           59           85
       ===         =====           ===           ===           ==           ==

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT



STATEMENTS OF OPERATIONS


FOR THE YEAR ENDED DECEMBER 31, 1998


(IN THOUSANDS)


                                                                 INVESTORS FUND SERIES
                                     ------------------------------------------------------------------------------
                                       MONEY          MONEY         TOTAL                                GOVERNMENT
                                       MARKET        MARKET         RETURN     HIGH YIELD     GROWTH     SECURITIES
                                     SUBACCOUNT   SUBACCOUNT #2   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                     ----------   -------------   ----------   ----------   ----------   ----------
Dividends and capital gains
  distributions....................    $4,272          264         124,719       21,044       87,153       4,579
Expenses:
  Mortality and expense risk and
    administrative charges.........     1,104           --          10,155        3,895        7,438       1,010
                                       ------          ---         -------      -------      -------       -----
Net investment income (loss).......     3,168          264         114,564       17,149       79,715       3,569
                                       ------          ---         -------      -------      -------       -----
Net realized and unrealized gain
  (loss) on investments:
  Net realized gain (loss) on sales
    of investments.................        --           --          20,649        4,283        8,570         (67)
  Change in unrealized appreciation
    (depreciation) of
    investments....................        --           --         (41,076)     (17,978)     (20,871)        553
                                       ------          ---         -------      -------      -------       -----
Net realized and unrealized gain
  (loss) on investments............        --           --         (20,427)     (13,695)     (12,301)        486
                                       ------          ---         -------      -------      -------       -----
Net increase (decrease) in contract
  owners' equity resulting from
  operations.......................    $3,168          264          94,137        3,454       67,414       4,055
                                       ======          ===         =======      =======      =======       =====

                                       INVESTORS FUND SERIES
                                     --------------------------
                                                     SMALL CAP
                                     INTERNATIONAL     GROWTH
                                      SUBACCOUNT     SUBACCOUNT
                                     -------------   ----------
Dividends and capital gains
  distributions....................      7,607         20,052
Expenses:
  Mortality and expense risk and
    administrative charges.........      2,132          1,671
                                        ------         ------
Net investment income (loss).......      5,475         18,381
                                        ------         ------
Net realized and unrealized gain
  (loss) on investments:
  Net realized gain (loss) on sales
    of investments.................     11,865          4,201
  Change in unrealized appreciation
    (depreciation) of
    investments....................     (3,914)        (2,782)
                                        ------         ------
Net realized and unrealized gain
  (loss) on investments............      7,951          1,419
                                        ------         ------
Net increase (decrease) in contract
  owners' equity resulting from
  operations.......................     13,426         19,800
                                        ======         ======



See accompanying notes to financial statements.

                                                       INVESTORS FUND SERIES
    ----------------------------------------------------------------------------------------------------------------------------
    INVESTMENT   CONTRARIAN   SMALL CAP                                                               GLOBAL
    GRADE BOND     VALUE        VALUE      VALUE+GROWTH   HORIZON 20+   HORIZON 10+   HORIZON 5       INCOME         BLUE CHIP
    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
    ----------   ----------   ----------   ------------   -----------   -----------   ----------   -------------   -------------
       198          2,907          885          884           253            308         184             36              25
       100          1,147          442          480           110            151          81              1              49
       ---         ------       ------        -----           ---          -----         ---            ---             ---
        98          1,760          443          404           143            157         103             35             (24)
       ---         ------       ------        -----           ---          -----         ---            ---             ---
       311          6,261          911        1,727           397            414         236             36             102
        78          6,236       (6,089)       3,626           309            604         115             56             589
       ---         ------       ------        -----           ---          -----         ---            ---             ---
       389         12,497       (5,178)       5,353           706          1,018         351             92             691
       ---         ------       ------        -----           ---          -----         ---            ---             ---
       487         14,257       (4,735)       5,757           849          1,175         454            127             667
       ===         ======       ======        =====           ===          =====         ===            ===             ===

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT



STATEMENTS OF OPERATIONS (CONTINUED)


FOR THE YEAR ENDED DECEMBER 31, 1998


(IN THOUSANDS)



                                                     INVESTORS FUND SERIES                            JANUS ASPEN SERIES
                                 -------------------------------------------------------------   -----------------------------
                                 INTERNATIONAL       HIGH
                                   GROWTH &         RETURN         FINANCIAL      GLOBAL BLUE                      GROWTH &
                                    INCOME          EQUITY         SERVICES          CHIP           GROWTH          INCOME
                                 SUBACCOUNT(A)   SUBACCOUNT(A)   SUBACCOUNT(A)   SUBACCOUNT(A)    SUBACCOUNT     SUBACCOUNT(A)
                                 -------------   -------------   -------------   -------------    ----------     -------------
Dividends and capital gains
  distributions.................      $--              --             --              --             2,569              3
Expenses:
  Mortality and expense risk and
    administrative charges......       --              21              6               2               596              5
                                      ---             ---             --              --            ------            ---
Net investment income (loss)....       --             (21)            (6)             (2)            1,973             (2)
                                      ---             ---             --              --            ------            ---
Net realized and unrealized gain
  (loss) on investments:
  Net realized gain (loss) on
    sales of investments........       (2)            (10)            (5)             (2)            1,775             --
  Change in unrealized
    appreciation of
    investments.................        9             307             77              18             9,281            268
                                      ---             ---             --              --            ------            ---
Net realized and unrealized gain
  on investments................        7             297             72              16            11,056            268
                                      ---             ---             --              --            ------            ---
Net increase in contract owners'
  equity resulting from
  operations....................      $ 7             276             66              14            13,029            266
                                      ===             ===             ==              ==            ======            ===



(a) For the period June 1, 1998 (commencement of operations) to December 31,
1998.



See accompanying notes to financial statements.

                 SCUDDER VARIABLE LIFE INVESTMENT FUNDS                   WARBURG PINCUS TRUST
      -------------------------------------------------------------   -----------------------------
         GLOBAL         GROWTH &                         CAPITAL        EMERGING      POST-VENTURE
        DISCOVERY        INCOME       INTERNATIONAL      GROWTH          MARKETS         CAPITAL
      SUBACCOUNT(A)   SUBACCOUNT(A)   SUBACCOUNT(A)   SUBACCOUNT(A)   SUBACCOUNT(A)   SUBACCOUNT(A)
      -------------   -------------   -------------   -------------   -------------   -------------
            --               5             --                1             --              --
            10               9              5                3             --              --
           ---             ---             --              ---             --              --
           (10)             (4)            (5)              (2)            --              --
           ---             ---             --              ---             --              --
           (19)            (19)            (7)             (13)            (1)             --
            97              74             51               60              2               4
           ---             ---             --              ---             --              --
            78              55             44               47              1               4
           ---             ---             --              ---             --              --
            68              51             39               45              1               4
           ===             ===             ==              ===             ==              ==

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY
FOR THE YEAR ENDED DECEMBER 31, 1998
(IN THOUSANDS)

                                                                INVESTORS FUND SERIES
                                    ------------------------------------------------------------------------------
                                      MONEY          MONEY         TOTAL         HIGH                   GOVERNMENT
                                      MARKET        MARKET         RETURN       YIELD        GROWTH     SECURITIES
                                    SUBACCOUNT   SUBACCOUNT #2   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                    ----------   -------------   ----------   ----------   ----------   ----------
Operations:
  Net investment income (loss)....   $  3,168          264         114,564      17,149       79,715        3,569
  Net realized gain (loss) on
    sales of investments..........         --           --          20,649       4,283        8,570          (67)
  Change in unrealized
    appreciation (depreciation) of
    investments...................         --           --         (41,076)    (17,978)     (20,871)         553
                                     --------       ------        --------     -------      -------      -------
    Net increase (decrease) in
      contract owners' equity
      resulting from operations...      3,168          264          94,137       3,454       67,414        4,055
                                     --------       ------        --------     -------      -------      -------
Account unit transactions:
  Proceeds from units sold........     22,035        6,045          35,608      27,800       29,595       10,692
  Net transfers (to) from
    affiliate and subaccounts.....     29,478       (7,639)        (47,643)    (40,100)     (26,086)       5,342
  Payments for units redeemed.....    (21,333)        (355)        (88,507)    (34,613)     (60,278)     (14,565)
                                     --------       ------        --------     -------      -------      -------
    Net increase (decrease) in
      contract owners' equity from
      account unit transactions...     30,180       (1,949)       (100,542)    (46,913)     (56,769)       1,469
                                     --------       ------        --------     -------      -------      -------
Total increase (decrease) in
  contract owners' equity.........     33,348       (1,685)         (6,405)    (43,459)      10,645        5,524
Beginning of period...............     73,754        6,394         742,784     305,821      527,100       72,821
                                     --------       ------        --------     -------      -------      -------
End of period.....................   $107,102        4,709         736,379     262,362      537,745       78,345
                                     ========       ======        ========     =======      =======      =======

                                      INVESTORS FUND SERIES
                                    --------------------------
                                                    SMALL CAP
                                    INTERNATIONAL     GROWTH
                                     SUBACCOUNT     SUBACCOUNT
                                    -------------   ----------
Operations:
  Net investment income (loss)....       5,475        18,381
  Net realized gain (loss) on
    sales of investments..........      11,865         4,201
  Change in unrealized
    appreciation (depreciation) of
    investments...................      (3,914)       (2,782)
                                       -------       -------
    Net increase (decrease) in
      contract owners' equity
      resulting from operations...      13,426        19,800
                                       -------       -------
Account unit transactions:
  Proceeds from units sold........       8,825        17,275
  Net transfers (to) from
    affiliate and subaccounts.....     (20,766)        2,566
  Payments for units redeemed.....     (16,900)       (8,623)
                                       -------       -------
    Net increase (decrease) in
      contract owners' equity from
      account unit transactions...     (28,841)       11,218
                                       -------       -------
Total increase (decrease) in
  contract owners' equity.........     (15,415)       31,018
Beginning of period...............     160,596       112,863
                                       -------       -------
End of period.....................     145,181       143,881
                                       =======       =======


See accompanying notes to financial statements.

                                                    INVESTORS FUND SERIES
    ---------------------------------------------------------------------------------------------------------------------
    INVESTMENT   CONTRARIAN   SMALL CAP      VALUE+      HORIZON      HORIZON
    GRADE BOND     VALUE        VALUE        GROWTH        20+          10+       HORIZON 5    GLOBAL INCOME   BLUE CHIP
    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
    ----------   ----------   ----------   ----------   ----------   ----------   ----------   -------------   ----------
          98        1,760          443          404         143           157         103             35           (24)
         311        6,261          911        1,727         397           414         236             36           102
          78        6,236       (6,089)       3,626         309           604         115             56           589
      ------       ------       ------       ------       -----        ------       -----          -----         -----
         487       14,257       (4,735)       5,757         849         1,175         454            127           667
      ------       ------       ------       ------       -----        ------       -----          -----         -----
       2,850       15,517        6,528        7,814       2,155         2,644       1,628             47         2,261
       3,781       (5,407)       1,040        8,749         116         3,301         221            933         4,001
        (955)      (6,599)      (2,717)      (3,236)       (375)         (841)       (384)            (6)         (223)
      ------       ------       ------       ------       -----        ------       -----          -----         -----
       5,676        3,511        4,851       13,327       1,896         5,104       1,465            974         6,039
      ------       ------       ------       ------       -----        ------       -----          -----         -----
       6,163       17,768          116       19,084       2,745         6,279       1,919          1,101         6,706
       5,458       78,082       33,250       27,921       6,468         9,160       4,898            326         2,078
      ------       ------       ------       ------       -----        ------       -----          -----         -----
      11,621       95,850       33,366       47,005       9,213        15,439       6,817          1,427         8,784
      ======       ======       ======       ======       =====        ======       =====          =====         =====

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

FOR THE YEAR ENDED DECEMBER 31, 1998

(IN THOUSANDS)


                                                       INVESTORS FUND SERIES                            JANUS ASPEN SERIES
                                   -------------------------------------------------------------   -----------------------------
                                   INTERNATIONAL       HIGH
                                     GROWTH &         RETURN         FINANCIAL      GLOBAL BLUE                      GROWTH &
                                      INCOME          EQUITY         SERVICES          CHIP           GROWTH          INCOME
                                   SUBACCOUNT(A)   SUBACCOUNT(A)   SUBACCOUNT(A)   SUBACCOUNT(A)    SUBACCOUNT     SUBACCOUNT(A)
                                   -------------   -------------   -------------   -------------   -------------   -------------
Operations:
  Net investment income (loss)...      $ --              (21)             (6)            (2)           1,973              (2)
  Net realized gain (loss) on
    sales of investments.........        (2)             (10)             (5)            (2)           1,775              --
  Change in unrealized
    appreciation of
    investments..................         9              307              77             18            9,281             268
                                       ----            -----           -----            ---           ------           -----
    Net increase in contract
      owners' equity resulting
      from operations............         7              276              66             14           13,029             266
                                       ----            -----           -----            ---           ------           -----
Account unit transactions:
  Proceeds from units sold.......       211            4,774             952            262            9,559           1,565
  Net transfers from affiliate
    and subaccounts..............        21              524             224             21           10,386             292
  Payments for units redeemed....        (3)            (138)            (25)            (9)          (2,747)            (49)
                                       ----            -----           -----            ---           ------           -----
    Net increase in contract
      owners' equity from account
      unit transactions..........       229            5,160           1,151            274           17,198           1,808
                                       ----            -----           -----            ---           ------           -----
Total increase in contract
  owners' equity.................       236            5,436           1,217            288           30,227           2,074
Beginning of period..............        --               --              --             --           29,647              --
                                       ----            -----           -----            ---           ------           -----
End of period....................      $236            5,436           1,217            288           59,874           2,074
                                       ====            =====           =====            ===           ======           =====



(a) For the period June 1, 1998 (commencement of operations) to December 31,
1998.


See accompanying notes to financial statements.

               SCUDDER VARIABLE LIFE INVESTMENT FUNDS                   WARBURG PINCUS TRUST
    -------------------------------------------------------------   -----------------------------
       GLOBAL         GROWTH &                         CAPITAL        EMERGING      POST-VENTURE
      DISCOVERY        INCOME       INTERNATIONAL      GROWTH          MARKETS         CAPITAL
    SUBACCOUNT(A)   SUBACCOUNT(A)   SUBACCOUNT(A)   SUBACCOUNT(A)   SUBACCOUNT(A)   SUBACCOUNT(A)
    -------------   -------------   -------------   -------------   -------------   -------------
         (10)              (4)            (5)             (2)             --               --

         (19)             (19)            (7)            (13)             (1)              --
          97               74             51              60               2                4
         ---            -----            ---             ---             ---            -----
          68               51             39              45               1                4
         ---            -----            ---             ---             ---            -----
         555            1,453            731             559              58               79
         123              278             99              19              --                2
          (2)             (85)            --             (19)             --               --
         ---            -----            ---             ---             ---            -----
         676            1,646            830             559              58               81
         ---            -----            ---             ---             ---            -----
         744            1,697            869             604              59               85
          --               --             --              --              --               --
         ---            -----            ---             ---             ---            -----
         744            1,697            869             604              59               85
         ===            =====            ===             ===             ===            =====

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT


STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY


FOR THE YEAR ENDED DECEMBER 31, 1997


(IN THOUSANDS)


                                                             INVESTORS FUND SERIES
                                 ------------------------------------------------------------------------------
                                   KEMPER        KEMPER         KEMPER       KEMPER                    KEMPER
                                   MONEY          MONEY         TOTAL         HIGH        KEMPER     GOVERNMENT
                                   MARKET        MARKET         RETURN       YIELD        GROWTH     SECURITIES
                                 SUBACCOUNT   SUBACCOUNT #2   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                 ----------   -------------   ----------   ----------   ----------   ----------
Operations:
  Net investment income
    (loss).....................   $  2,939           373         97,860      20,076      105,197        5,218
  Net realized gain (loss) on
    sales of investments.......         --            --         21,466       5,634       13,791         (133)
  Change in unrealized
    appreciation (depreciation)
    of investments.............         --            --          1,837       2,376      (29,191)         284
                                  --------       -------       --------     -------      -------      -------
    Net increase in contract
      owners' equity resulting
      from operations..........      2,939           373        121,163      28,086       89,797        5,369
                                  --------       -------       --------     -------      -------      -------
Account unit transactions:
  Proceeds from units sold.....     21,938         7,884         36,774      26,456       32,804        6,125
  Net transfers (to) from
    affiliate and
    subaccounts................      7,054       (10,145)       (30,823)       (473)     (35,916)      (6,847)
  Payments for units
    redeemed...................    (17,525)         (213)       (75,741)    (34,745)     (43,779)     (11,513)
                                  --------       -------       --------     -------      -------      -------
    Net increase (decrease) in
      contract owners' equity
      from account unit
      transactions.............     11,467        (2,474)       (69,790)     (8,762)     (46,891)     (12,235)
                                  --------       -------       --------     -------      -------      -------
Total increase (decrease) in
  contract owners' equity......     14,406        (2,101)        51,373      19,324       42,906       (6,866)
Beginning of period............     59,348         8,495        691,411     286,497      484,194       79,687
                                  --------       -------       --------     -------      -------      -------
End of period..................   $ 73,754         6,394        742,784     305,821      527,100       72,821
                                  ========       =======       ========     =======      =======      =======

                                   INVESTORS FUND SERIES
                                 --------------------------
                                                   KEMPER
                                    KEMPER       SMALL CAP
                                 INTERNATIONAL     GROWTH
                                  SUBACCOUNT     SUBACCOUNT
                                 -------------   ----------
Operations:
  Net investment income
    (loss).....................       6,840         7,284
  Net realized gain (loss) on
    sales of investments.......       9,738         8,226
  Change in unrealized
    appreciation (depreciation)
    of investments.............      (2,788)        8,507
                                    -------       -------
    Net increase in contract
      owners' equity resulting
      from operations..........      13,790        24,017
                                    -------       -------
Account unit transactions:
  Proceeds from units sold.....      14,396        14,943
  Net transfers (to) from
    affiliate and
    subaccounts................     (14,865)       11,461
  Payments for units
    redeemed...................     (15,633)       (6,408)
                                    -------       -------
    Net increase (decrease) in
      contract owners' equity
      from account unit
      transactions.............     (16,102)       19,996
                                    -------       -------
Total increase (decrease) in
  contract owners' equity......      (2,312)       44,013
Beginning of period............     162,908        68,850
                                    -------       -------
End of period..................     160,596       112,863
                                    =======       =======


---------------


(a) For the period from May 1, 1997 (commencement of operations) to December 31, 1997.



See accompanying notes to financial statements.

                                                      INVESTORS FUND SERIES
     ------------------------------------------------------------------------------------------------------------------------
       KEMPER       KEMPER       KEMPER       KEMPER       KEMPER       KEMPER
     INVESTMENT   CONTRARIAN   SMALL CAP      VALUE+      HORIZON      HORIZON       KEMPER        KEMPER          KEMPER
     GRADE BOND     VALUE        VALUE        GROWTH        20+          10+       HORIZON 5    GLOBAL INCOME     BLUE CHIP
     SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT(A)   SUBACCOUNT(A)
     ----------   ----------   ----------   ----------   ----------   ----------   ----------   -------------   -------------
         (26)         (318)        (176)        (161)        (58)         (53)         (33)           (7)             (20)
          71         2,750        1,194          619         161          129           97            21               27
         248         9,122        3,077        3,038         777          945          320             5               54
       -----        ------       ------       ------       -----        -----        -----           ---            -----
         293        11,554        4,095        3,496         880        1,021          384            19               61
       -----        ------       ------       ------       -----        -----        -----           ---            -----
       1,403        16,729        8,235        8,265       1,223        1,730        1,182            44            1,073
       2,113        31,875        9,674        7,531       1,114        1,220        1,152           263            1,027
        (224)       (2,935)      (1,625)      (1,266)       (179)        (395)        (200)           --              (83)
       -----        ------       ------       ------       -----        -----        -----           ---            -----
       3,292        45,669       16,284       14,530       2,158        2,555        2,134           307            2,017
       -----        ------       ------       ------       -----        -----        -----           ---            -----
       3,585        57,223       20,379       18,026       3,038        3,576        2,518           326            2,078
       1,873        20,859       12,871        9,895       3,430        5,584        2,380            --               --
       -----        ------       ------       ------       -----        -----        -----           ---            -----
       5,458        78,082       33,250       27,921       6,468        9,160        4,898           326            2,078
       =====        ======       ======       ======       =====        =====        =====           ===            =====

     JANUS ASPEN SERIES
     ------------------

           GROWTH
         SUBACCOUNT
         ----------
              429
              842
            3,150
           ------
            4,421
           ------
            5,841
            2,785
           (1,058)
           ------
            7,568
           ------
           11,989
           17,658
           ------
           29,647
           ======

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

(1) GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Kemper Investors Life Insurance Company Variable Annuity Separate Account (the "Separate Account") is a unit investment trust registered under the Investment Company Act of 1940, as amended, established by Kemper Investors Life Insurance Company ("KILICO"). KILICO is a wholly-owned subsidiary of Zurich Financial Services ("ZFS"). ZFS was formed with the September 7, 1998 merger of the Zurich Group with the financial services business of B.A.T. Industries. ZFS is owned by Zurich Allied AG and Allied Zurich p.l.c., fifty-seven percent and forty-three percent, respectively. Zurich Allied AG, representing the financial interest of the former Zurich Group, is listed on the Swiss Market Index (SMI) replacing Zurich. Allied Zurich p.l.c., representing the financial interest of the financial services business of B.A.T. Industries, is included in the FTSE-100 Share Index in London.


The Separate Account is used to fund contracts or certificates (collectively referred to as "contracts") for ADVANTAGE III periodic and flexible payment variable annuity contracts, PASSPORT individual and group variable and market value adjusted deferred annuity contracts and DESTINATIONS individual and group variable, fixed and market value adjusted deferred annuity contracts. The Separate Account is divided into a total of thirty-nine subaccounts with various subaccount options available to Contract Owners depending upon their respective Contracts. A total of only twenty-eight subaccount options are presented in the accompanying financial statements (the Money Market Subaccounts represent only one subaccount), as available subaccount options to Contract Owners. ADVANTAGE III Contract Owners have eleven additional subaccounts which invest in the shares of subaccounts in the Janus Aspen Series, the Lexington Funds, and the Fidelity VIP Funds which are not reflected in the accompanying financial statements. Each subaccount invests exclusively in the shares of a corresponding portfolio of one of the underlying investment funds; the Investors Fund Series, the Janus Aspen Series, the Scudder Variable Life Investment Funds and the Warburg Pincus Trust Funds, all of which are open-end diversified management investment companies.


ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that could affect the reported amounts of assets and liabilities as well as the disclosure of contingent amounts at the date of the financial statements. As a result, actual results reported as income and expenses could differ from the estimates reported in the accompanying financial statements.

SECURITY VALUATION

The investments are stated at current value which is based on the closing bid price, net asset value, at December 31, 1998.

SECURITY TRANSACTIONS AND INVESTMENT INCOME


Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividends and capital gains distributions are recorded as income on the ex-dividend date. Realized gains and losses from security transactions are reported on a first in, first out (FIFO) cost basis.


ACCUMULATION UNIT VALUATION


On each day the New York Stock Exchange (the "Exchange") is open for trading, the accumulation unit value is determined as of the earlier of 3:00 p.m. (Central time) or the close of the Exchange by dividing the total value of each subaccount's investments and other assets, less liabilities, by the number of accumulation units outstanding in the respective subaccount.

FEDERAL INCOME TAXES

The operations of the Separate Account are included in the federal income tax return of KILICO. Under existing federal income tax law, investment income and realized capital gains and losses of the Separate Account increase liabilities under the contract and are, therefore, not taxed. Thus the Separate Account may realize net investment income and capital gains and losses without federal income tax consequences.

(2) SUMMARY OF INVESTMENTS

Investments, at cost, at December 31, 1998, are as follows (in thousands):


                                                              SHARES
                                                               OWNED       COST
                                                              -------   ----------
INVESTMENTS
INVESTORS FUND SERIES:
Money Market Subaccount (Money Market and Money Market #2
  Subaccounts)..............................................  111,685   $  111,685
Total Return Subaccount.....................................  269,617      628,630
High Yield Subaccount.......................................  214,127      260,208
Growth Subaccount...........................................  182,099      483,911
Government Securities Subaccount............................   64,938       76,630
International Subaccount....................................   85,499      121,917
Small Cap Growth Subaccount.................................   73,037      124,454
Investment Grade Bond Subaccount............................    9,866       11,134
Contrarian Value Subaccount.................................   54,611       78,889
Small Cap Value Subaccount..................................   31,336       35,661
Value+Growth Subaccount.....................................   28,166       39,668
Horizon 20+ Subaccount......................................    6,121        7,879
Horizon 10+ Subaccount......................................   11,087       13,540
Horizon 5 Subaccount........................................    5,228        6,245
Global Income Subaccount....................................    1,287        1,367
Blue Chip Subaccount........................................    6,981        8,151
International Growth & Income Subaccount....................      259          227
Dreman High Return Equity Subaccount........................    5,288        5,132
Dreman Financial Services Subaccount........................    1,245        1,141
Global Blue Chip Subaccount.................................      295          270
JANUS ASPEN SERIES FUNDS:
Growth Subaccount...........................................    2,547       46,316
Growth & Income Subaccount..................................      173        1,807
SCUDDER VARIABLE LIFE INVESTMENT FUNDS:
Global Discovery Subaccount.................................       93          647
Growth & Income Subaccount..................................      151        1,624
International Subaccount....................................       60          818
Capital Growth Subaccount...................................       25          544
WARBURG PINCUS TRUST FUNDS:
Emerging Markets Subaccounts................................        7           57
Post-Venture Capital Subaccount.............................        7           81
                                                                        ----------
        TOTAL INVESTMENTS AT COST...........................            $2,068,633
                                                                        ==========


A description of the underlying investments of the subaccounts are summarized below.

INVESTORS FUND SERIES

MONEY MARKET SUBACCOUNT: This subaccount seeks maximum current income to the extent consistent with stability of principal from a portfolio of high quality money market instruments. The Portfolio seeks to maintain a net asset value of $1.00 per share but there is no assurance that the Portfolio will be able to do so. The Money Market Subaccount represents the ADVANTAGE III Money Market Subaccount and the PASSPORT and DESTINATIONS Money Market Subaccount #1. Money Market Subaccount #2 represents funds allocated by the owner of a contract to the dollar cost averaging ("DCA") program. Under the dollar cost averaging program, an owner may predesignate a portion of the subaccount value to be automatically transferred on a monthly basis to one or more of the other subaccounts. This option is only available to PASSPORT individual and group variable and market value adjusted deferred annuity contracts and DESTINATIONS individual and group variable, fixed and market value adjusted deferred annuity contracts.

TOTAL RETURN SUBACCOUNT: This subaccount seeks a high return, a combination of income and capital appreciation, consistent with reasonable risk.

HIGH YIELD SUBACCOUNT: This subaccount seeks to provide a high level of current income.



GROWTH SUBACCOUNT: This subaccount seeks maximum appreciation of capital through diversification of investment securities having potential for capital appreciation.



GOVERNMENT SECURITIES SUBACCOUNT: This subaccount seeks high current return consistent with preservation of capital.



INTERNATIONAL SUBACCOUNT: This subaccount seeks total return, a combination of capital growth and income, principally through an internationally diversified portfolio of equity securities.



SMALL CAP GROWTH SUBACCOUNT: This subaccount seeks maximum appreciation of investors' capital.



INVESTMENT GRADE BOND SUBACCOUNT: This subaccount seeks high current income.



CONTRARIAN VALUE SUBACCOUNT: This subaccount seeks to achieve a high rate of total return.



SMALL CAP VALUE SUBACCOUNT: This subaccount seeks long-term capital appreciation.



VALUE+GROWTH SUBACCOUNT: This subaccount seeks growth of capital. A secondary objective of the Portfolio is the reduction of risk over a full market cycle compared to a portfolio of only growth stocks or only value stocks.



HORIZON 20+ SUBACCOUNT: This subaccount, designed for investors with approximately a 20+ year investment horizon, seeks growth of capital, with income as a secondary objective.



HORIZON 10+ SUBACCOUNT: This subaccount, designed for investors with approximately a 10+year investment horizon, seeks balance between growth of capital and income, consistent with moderate risk.



HORIZON 5 SUBACCOUNT: This subaccount, designed for investors with approximately a 5 year investment horizon, seeks income consistent with a preservation of capital, with growth of capital as a secondary objective.



GLOBAL INCOME SUBACCOUNT: This subaccount seeks to provide high current income consistent with prudent total return asset management.



BLUE CHIP SUBACCOUNT: This subaccount seeks growth of capital and of income.



INTERNATIONAL GROWTH AND INCOME SUBACCOUNT: This subaccount seeks long-term growth of capital and current income primarily from foreign equity securities.



HIGH RETURN EQUITY SUBACCOUNT: This subaccount seeks to achieve a high rate of total return.



FINANCIAL SERVICES SUBACCOUNT: This subaccount seeks long-term capital appreciation.



GLOBAL BLUE CHIP SUBACCOUNT: This subaccount seeks long-term growth of capital through a diversified worldwide portfolio of marketable securities, primarily equity securities, including common stocks, preferred stocks and debt securities convertible into common stocks.



JANUS ASPEN SERIES FUNDS



GROWTH SUBACCOUNT: This subaccount seeks long-term growth of capital in a manner consistent with the preservation of capital.



GROWTH & INCOME SUBACCOUNT: This subaccount seeks long-term capital growth and current income.



SCUDDER VARIABLE LIFE INVESTMENT FUNDS



GLOBAL DISCOVERY SUBACCOUNT: This subaccount seeks above-average capital appreciation over the long term by investing primarily in the equity securities of small companies located throughout the world.



GROWTH & INCOME SUBACCOUNT: This subaccount seeks long-term growth of capital, current income and growth of income from a portfolio consisting primarily of common stocks and securities convertible into common stocks.



INTERNATIONAL SUBACCOUNT: This subaccount seeks long-term growth of capital principally from a diversified portfolio of foreign equity securities.



CAPITAL GROWTH SUBACCOUNT: This subaccount seeks to maximize long-term capital growth from a portfolio consisting primarily of equity securities.

WARBURG PINCUS TRUST FUNDS



EMERGING MARKETS SUBACCOUNT: This subaccount seeks long-term growth of capital.



POST-VENTURE CAPITAL SUBACCOUNT: This subaccount seeks long-term growth of capital by investing primarily in equity securities of issuers in their post-venture-capital stage of development and pursues an aggressive investment strategy.


(3) TRANSACTIONS WITH AFFILIATES


KILICO assumes mortality risks associated with the annuity contracts and incurs all expenses involved in administering the contracts. In return, KILICO assesses that portion of each subaccount representing assets under the ADVANTAGE III flexible payment contracts with a daily charge for mortality and expense risk and administrative costs which amounts to an aggregate of one percent (1.00%) per annum. KILICO also assesses that portion of each subaccount representing assets under the ADVANTAGE III periodic payment contracts with a daily asset charge for mortality and expense risk and administrative costs which amounts to an aggregate of one and three-tenths percent (1.30%) per annum. KILICO assesses that portion of each subaccount representing assets under PASSPORT individual and group variable and market value adjusted deferred annuity contracts with a daily asset charge for mortality and expense risk and administrative costs which amounts to an aggregate of one and one-quarter percent (1.25%) per annum. KILICO assesses that portion of each subaccount representing assets under DESTINATIONS individual and group variable, fixed and market value adjusted deferred annuity contracts with a daily asset charge for mortality and expense risk and administrative costs which amounts to an aggregate of one and four-tenths percent (1.40%) per annum. The PASSPORT and DESTINATIONS DCA Money Market Subaccount #2, available for participation in the dollar cost averaging program, has no daily asset charge deduction. For the year ended December 31, 1998, asset charges totaled $25,943,505, $7,117,285 and $81,806 for ADVANTAGE III, PASSPORT and DESTINATIONS contracts, respectively.



KILICO also assesses against each ADVANTAGE III contract participating in one or more of the subaccounts at any time during the year a records maintenance charge. For contracts purchased prior to June 1, 1993, the charge is $25 and is assessed on December 31st of each calendar year. For contracts purchased June 1, 1993 and subsequent, the charge is $36 and is assessed ratably every quarter of each calendar year, except in those states which have yet to approve these contract changes. The charge is assessed whether or not any purchase payments have been made during the year. KILICO also assesses against each PASSPORT and DESTINATIONS contract participating in one or more of the subaccounts a records maintenance charge of $30 at the end of each contract year. The records maintenance charge for ADVANTAGE III, PASSPORT and DESTINATIONS contracts are waived for all individual contracts whose investment value exceeds $50,000 on the date of assessment. For the year ended December 31, 1998, records maintenance charges totaled $2,044,611, $151,021 and $60 for ADVANTAGE III, PASSPORT and DESTINATIONS contracts, respectively.


For contracts issued prior to May 1, 1994, KILICO has undertaken to reimburse each of the ADVANTAGE III Money Market, Total Return, High Yield, and Growth Subaccounts whose direct and indirect operating expenses exceed eighty hundredths of one percent (.80%) of average daily net assets. In determining reimbursement of direct and indirect operating expenses, for each subaccount, charges for mortality and expense risks and administrative expenses, and records maintenance charges are excluded and, for each subaccount, charges for taxes, extraordinary expenses, and brokerage and transaction costs are excluded. During the year December 31, 1998, no such payment was made.


KILICO assesses an optional annual charge for the Guaranteed Retirement Income Benefit ("GRIB"), related to the DESTINATIONS contracts. The annual charge of
 .25% of Contract Value, if taken, will be deducted pro rata from each invested subaccount on each Contract Quarter anniversary. For the year ended December 31, 1998, GRIB charges totaled $9,477.


Proceeds payable on the redemption of units are reduced by the amount of any applicable contingent deferred sales charge due to KILICO.


Scudder Kemper Investments, Inc., an affiliated company, is the investment manager of the Investors Fund Series Portfolios and the Scudder Variable Life Investment Fund Portfolios.



Janus Capital Corporation is the investment manager of the Janus Aspen Series Fund Portfolios and Warburg Pincus Asset Management, Inc. is the investment manager of the Warburg Pincus Trust Fund Portfolios. Neither of these entities are affiliated with KILICO.

Investors Brokerage Services, Inc., a wholly-owned subsidiary of KILICO, is the principal underwriter for the Separate Account.


(4) NET TRANSFERS (TO) FROM AFFILIATE AND SUBACCOUNTS



Net transfers (to) from affiliate or subaccounts include transfers of all or part of the Contract Owner's interest to or from another eligible subaccount or to the general account of KILICO.


(5) CONTRACT OWNERS' EQUITY

The Contract Owners' equity is affected by the investment results of, and contract charges to, each subaccount. The accompanying financial statements include only Contract Owners' payments pertaining to the variable portions of their contracts and exclude any payments for the market value adjusted or fixed portions, the latter being included in the general account of KILICO. Contract Owners may elect to annuitize the contract under one of several annuity options, as specified in the prospectus.

Contract Owners' equity at December 31, 1998, is as follows (in thousands, except unit value; differences are due to rounding):


                                                                                                  CONTRACT
                                                                 NUMBER           UNIT            OWNERS'
                                                                OF UNITS          VALUE            EQUITY
                                                                --------         -------         ----------
                                 ADVANTAGE III CONTRACTS
INVESTORS FUND SERIES
MONEY MARKET SUBACCOUNT
  Flexible Payment, Qualified...............................        309          $ 2.493         $      770
  Flexible Payment, Nonqualified............................      3,812            2.493              9,502
  Periodic Payment, Qualified...............................     14,508            2.372             34,415
  Periodic Payment, Nonqualified............................     11,095            2.372             26,316
                                                                                                 ----------
                                                                                                     71,003
                                                                                                 ----------
TOTAL RETURN SUBACCOUNT
  Flexible Payment, Qualified...............................        772            7.411              5,719
  Flexible Payment, Nonqualified............................      3,348            6.862             22,973
  Periodic Payment, Qualified...............................     72,971            7.052            514,620
  Periodic Payment, Nonqualified............................     11,360            6.571             74,644
                                                                                                 ----------
                                                                                                    617,956
                                                                                                 ----------
HIGH YIELD SUBACCOUNT
  Flexible Payment, Qualified...............................        260            6.369              1,655
  Flexible Payment, Nonqualified............................      1,480            6.098              9,025
  Periodic Payment, Qualified...............................     20,199            6.061            122,423
  Periodic Payment, Nonqualified............................      6,036            5.904             35,637
                                                                                                 ----------
                                                                                                    168,740
                                                                                                 ----------
GROWTH SUBACCOUNT
  Flexible Payment, Qualified...............................        178            7.261              1,292
  Flexible Payment, Nonqualified............................      1,063            7.236              7,692
  Periodic Payment, Qualified...............................     50,548            6.945            351,046
  Periodic Payment, Nonqualified............................      9,612            6.935             66,657
                                                                                                 ----------
                                                                                                    426,687
                                                                                                 ----------
GOVERNMENT SECURITIES SUBACCOUNT
  Flexible Payment, Qualified...............................        146            1.828                266
  Flexible Payment, Nonqualified............................      1,073            1.828              1,962
  Periodic Payment, Qualified...............................     16,997            1.779             30,243
  Periodic Payment, Nonqualified............................     10,270            1.779             18,273
                                                                                                 ----------
                                                                                                     50,744
                                                                                                 ----------
INTERNATIONAL SUBACCOUNT
  Flexible Payment, Qualified...............................        212            1.877                398
  Flexible Payment, Nonqualified............................        744            1.877              1,397
  Periodic Payment, Qualified...............................     45,058            1.839             82,855
  Periodic Payment, Nonqualified............................      7,278            1.839             13,383
                                                                                                 ----------
                                                                                                     98,033
                                                                                                 ----------

                                                                                                  CONTRACT
                                                                 NUMBER           UNIT            OWNERS'
                                                                OF UNITS          VALUE            EQUITY
                                                                --------         -------         ----------
SMALL CAP GROWTH SUBACCOUNT
  Flexible Payment, Qualified...............................        166          $ 2.625         $      437
  Flexible Payment, Nonqualified............................        494            2.625              1,297
  Periodic Payment, Qualified...............................     38,394            2.589             99,412
  Periodic Payment, Nonqualified............................      4,843            2.589             12,540
                                                                                                 ----------
                                                                                                    113,686
                                                                                                 ----------
INVESTMENT GRADE BOND SUBACCOUNT
  Flexible Payment, Qualified...............................         19          $ 1.187         $       23
  Flexible Payment, Nonqualified............................        750            1.187                890
  Periodic Payment, Qualified...............................      2,529            1.178              2,978
  Periodic Payment, Nonqualified............................      1,033            1.178              1,216
                                                                                                 ----------
                                                                                                      5,107
                                                                                                 ----------
CONTRARIAN VALUE SUBACCOUNT
  Flexible Payment, Qualified...............................         94            1.777                168
  Flexible Payment, Nonqualified............................         80            1.777                142
  Periodic Payment, Qualified...............................     23,159            1.763             40,832
  Periodic Payment, Nonqualified............................      3,847            1.763              6,782
                                                                                                 ----------
                                                                                                     47,924
                                                                                                 ----------
SMALL CAP VALUE SUBACCOUNT
  Flexible Payment, Qualified...............................          4            1.072                  4
  Flexible Payment, Nonqualified............................         94            1.072                101
  Periodic Payment, Qualified...............................     12,832            1.063             13,643
  Periodic Payment, Nonqualified............................      1,756            1.063              1,867
                                                                                                 ----------
                                                                                                     15,615
                                                                                                 ----------
VALUE+GROWTH SUBACCOUNT
  Flexible Payment, Qualified...............................         60            1.683                101
  Flexible Payment, Nonqualified............................        173            1.683                291
  Periodic Payment, Qualified...............................      7,994            1.669             13,345
  Periodic Payment, Nonqualified............................      2,094            1.669              3,496
                                                                                                 ----------
                                                                                                     17,233
                                                                                                 ----------
HORIZON 20+ SUBACCOUNT
  Flexible Payment, Qualified...............................         21            1.530                 32
  Flexible Payment, Nonqualified............................         --            1.530                 --
  Periodic Payment, Qualified...............................      1,764            1.518              2,679
  Periodic Payment, Nonqualified............................        195            1.518                295
                                                                                                 ----------
                                                                                                      3,006
                                                                                                 ----------
HORIZON 10+ SUBACCOUNT
  Flexible Payment, Qualified...............................         13            1.410                 18
  Flexible Payment, Nonqualified............................          9            1.410                 12
  Periodic Payment, Qualified...............................      3,391            1.399              4,744
  Periodic Payment, Nonqualified............................        419            1.399                586
                                                                                                 ----------
                                                                                                      5,360
                                                                                                 ----------
HORIZON 5 SUBACCOUNT
  Flexible Payment, Qualified...............................         --            1.320                 --
  Flexible Payment, Nonqualified............................         35            1.320                 46
  Periodic Payment, Qualified...............................      1,248            1.310              1,635
  Periodic Payment, Nonqualified............................        357            1.310                468
                                                                                                 ----------
                                                                                                      2,149
                                                                                                 ----------

JANUS ASPEN SERIES
GROWTH SUBACCOUNT
  Flexible Payment, Qualified...............................          7           26.152                180
  Flexible Payment, Nonqualified............................         16           26.152                407
  Periodic Payment, Qualified...............................      1,931           25.897             50,001
  Periodic Payment, Nonqualified............................        243           25.897              6,281
                                                                                                 ----------
                                                                                                     56,869
                                                                                                 ----------
        TOTAL ADVANTAGE III CONTRACT OWNERS' EQUITY.........                                     $1,700,112
                                                                                                 ==========

                                                                                                  CONTRACT
                                                                 NUMBER           UNIT            OWNERS'
                                                                OF UNITS          VALUE            EQUITY
                                                                --------         -------         ----------
PASSPORT CONTRACTS
INVESTORS FUND SERIES
MONEY MARKET #1 SUBACCOUNT
  Qualified.................................................      6,657          $ 1.245         $    8,289
  Nonqualified..............................................     21,661            1.245             26,976
                                                                                                 ----------
                                                                                                     35,265
                                                                                                 ----------
MONEY MARKET #2 SUBACCOUNT
  Qualified.................................................      1,442            1.358              1,958
  Nonqualified..............................................      1,870            1.358              2,540
                                                                                                 ----------
                                                                                                      4,498
                                                                                                 ----------
TOTAL RETURN SUBACCOUNT
  Qualified.................................................     14,282            1.917             27,374
  Nonqualified..............................................     46,822            1.917             89,744
                                                                                                 ----------
                                                                                                    117,118
                                                                                                 ----------
HIGH YIELD SUBACCOUNT
  Qualified.................................................     10,995            1.887             20,743
  Nonqualified..............................................     36,787            1.887             69,400
                                                                                                 ----------
                                                                                                     90,143
                                                                                                 ----------
GROWTH SUBACCOUNT
  Qualified.................................................     12,369            2.349             29,057
  Nonqualified..............................................     34,697            2.349             81,506
                                                                                                 ----------
                                                                                                    110,563
                                                                                                 ----------
GOVERNMENT SECURITIES SUBACCOUNT
  Qualified.................................................      4,337            1.437              6,231
  Nonqualified..............................................     14,321            1.437             20,573
                                                                                                 ----------
                                                                                                     26,804
                                                                                                 ----------
INTERNATIONAL SUBACCOUNT
  Qualified.................................................      5,866            1.845             10,825
  Nonqualified..............................................     19,399            1.845             35,794
                                                                                                 ----------
                                                                                                     46,619
                                                                                                 ----------
SMALL CAP GROWTH SUBACCOUNT
  Qualified.................................................      2,884            2.595              7,486
  Nonqualified..............................................      8,298            2.595             21,536
                                                                                                 ----------
                                                                                                     29,022
                                                                                                 ----------
INVESTMENT GRADE BOND SUBACCOUNT
  Qualified.................................................      1,230            1.179              1,450
  Nonqualified..............................................      3,715            1.179              4,381
                                                                                                 ----------
                                                                                                      5,831
                                                                                                 ----------
CONTRARIAN VALUE SUBACCOUNT
  Qualified.................................................      6,817            1.765             12,036
  Nonqualified..............................................     19,663            1.765             34,715
                                                                                                 ----------
                                                                                                     46,751
                                                                                                 ----------
SMALL CAP VALUE SUBACCOUNT
  Qualified.................................................      4,178            1.065              4,448
  Nonqualified..............................................     11,505            1.065             12,248
                                                                                                 ----------
                                                                                                     16,696
                                                                                                 ----------
VALUE+GROWTH SUBACCOUNT
  Qualified.................................................      4,694            1.672              7,846
  Nonqualified..............................................     12,758            1.672             21,328
                                                                                                 ----------
                                                                                                     29,174
                                                                                                 ----------
HORIZON 20+ SUBACCOUNT
  Qualified.................................................      1,141            1.520              1,734
  Nonqualified..............................................      2,631            1.520              4,000
                                                                                                 ----------
                                                                                                      5,734
                                                                                                 ----------

                                                                                                  CONTRACT
                                                                 NUMBER           UNIT            OWNERS'
                                                                OF UNITS          VALUE            EQUITY
                                                                --------         -------         ----------
HORIZON 10+ SUBACCOUNT
  Qualified.................................................      1,544          $ 1.401         $    2,162
  Nonqualified..............................................      5,198            1.401              7,280
                                                                                                 ----------
                                                                                                      9,442
                                                                                                 ----------
HORIZON 5 SUBACCOUNT
  Qualified.................................................        394            1.311                517
  Nonqualified..............................................      2,992            1.311              3,924
                                                                                                 ----------
                                                                                                      4,441
                                                                                                 ----------
GLOBAL INCOME SUBACCOUNT
  Qualified.................................................         62            1.118                 69
  Nonqualified..............................................      1,144            1.118              1,280
                                                                                                 ----------
                                                                                                      1,349
                                                                                                 ----------
BLUE CHIP SUBACCOUNT
  Qualified.................................................      1,227            1.244              1,526
  Nonqualified..............................................      4,798            1.244              5,968
                                                                                                 ----------
                                                                                                      7,494
                                                                                                 ----------
        TOTAL PASSPORT CONTRACT OWNERS' EQUITY..............                                     $  586,944
                                                                                                 ==========
                   DESTINATIONS CONTRACTS
INVESTOR FUND SERIES
MONEY MARKET #1 SUBACCOUNT
  Qualified.................................................         20           10.213                200
  Nonqualified..............................................         62           10.213                634
                                                                                                 ----------
                                                                                                        834
                                                                                                 ----------
MONEY MARKET #2 SUBACCOUNT
  Qualified.................................................         19           10.297                191
  Nonqualified..............................................          2           10.297                 20
                                                                                                 ----------
                                                                                                        211
                                                                                                 ----------
TOTAL RETURN SUBACCOUNT
  Qualified.................................................         38           10.542                406
  Nonqualified..............................................         85           10.542                899
                                                                                                 ----------
                                                                                                      1,305
                                                                                                 ----------
HIGH YIELD SUBACCOUNT
  Qualified.................................................        121            9.646              1,166
  Nonqualified..............................................        240            9.646              2,313
                                                                                                 ----------
                                                                                                      3,479
                                                                                                 ----------
GROWTH SUBACCOUNT
  Qualified.................................................         24           10.007                239
  Nonqualified..............................................         26           10.007                256
                                                                                                 ----------
                                                                                                        495
                                                                                                 ----------
GOVERNMENT SECURITIES SUBACCOUNT
  Qualified.................................................         28           10.332                293
  Nonqualified..............................................         49           10.332                504
                                                                                                 ----------
                                                                                                        797
                                                                                                 ----------
INTERNATIONAL SUBACCOUNT
  Qualified.................................................         20            9.429                186
  Nonqualified..............................................         36            9.429                343
                                                                                                 ----------
                                                                                                        529
                                                                                                 ----------
SMALL CAP GROWTH SUBACCOUNT
  Qualified.................................................         34           11.070                378
  Nonqualified..............................................         72           11.070                795
                                                                                                 ----------
                                                                                                      1,173
                                                                                                 ----------
INVESTMENT GRADE BOND SUBACCOUNT
  Qualified.................................................         23           10.417                240
  Nonqualified..............................................         43           10.417                443
                                                                                                 ----------
                                                                                                        683
                                                                                                 ----------

                                                                                                  CONTRACT
                                                                 NUMBER           UNIT            OWNERS'
                                                                OF UNITS          VALUE            EQUITY
                                                                --------         -------         ----------
INVESTORS FUND SERIES (CONTINUED)
CONTRARIAN VALUE SUBACCOUNT
  Qualified.................................................         31          $10.712         $      334
  Nonqualified..............................................         79           10.712                841
                                                                                                 ----------
                                                                                                      1,175
                                                                                                 ----------
SMALL CAP VALUE SUBACCOUNT
  Qualified.................................................         50            8.431                419
  Nonqualified..............................................         75            8.431                636
                                                                                                 ----------
                                                                                                      1,055
                                                                                                 ----------
VALUE+GROWTH SUBACCOUNT
  Qualified.................................................         18           10.697                190
  Nonqualified..............................................         38           10.697                408
                                                                                                 ----------
                                                                                                        598
                                                                                                 ----------
HORIZON 20+ SUBACCOUNT
  Qualified.................................................         28           10.228                289
  Nonqualified..............................................         18           10.228                184
                                                                                                 ----------
                                                                                                        473
                                                                                                 ----------
HORIZON 10+ SUBACCOUNT
  Qualified.................................................         27           10.290                275
  Nonqualified..............................................         35           10.290                362
                                                                                                 ----------
                                                                                                        637
                                                                                                 ----------
HORIZON 5 SUBACCOUNT
  Qualified.................................................          6           10.354                 59
  Nonqualified..............................................         16           10.354                168
                                                                                                 ----------
                                                                                                        227
                                                                                                 ----------
GLOBAL INCOME SUBACCOUNT
  Qualified.................................................          0           10.755                  2
  Nonqualified..............................................          7           10.755                 76
                                                                                                 ----------
                                                                                                         78
                                                                                                 ----------
BLUE CHIP SUBACCOUNT
  Qualified.................................................         35           10.386                360
  Nonqualified..............................................         90           10.386                930
                                                                                                 ----------
                                                                                                      1,290
                                                                                                 ----------
INTERNATIONAL GROWTH & INCOME SUBACCOUNT
  Qualified.................................................          6            9.130                 58
  Nonqualified..............................................         19            9.130                178
                                                                                                 ----------
                                                                                                        236
                                                                                                 ----------
DREMAN HIGH RETURN EQUITY SUBACCOUNT
  Qualified.................................................        221           10.491              2,318
  Nonqualified..............................................        297           10.491              3,118
                                                                                                 ----------
                                                                                                      5,436
                                                                                                 ----------
DREMAN FINANCIAL SERVICES SUBACCOUNT
  Qualified.................................................         49            9.998                495
  Nonqualified..............................................         72            9.998                722
                                                                                                 ----------
                                                                                                      1,217
                                                                                                 ----------
GLOBAL BLUE CHIP SUBACCOUNT
  Qualified.................................................          3           10.103                 26
  Nonqualified..............................................         26           10.103                262
                                                                                                 ----------
                                                                                                        288
                                                                                                 ----------

JANUS ASPEN SERIES
GROWTH SUBACCOUNT
  Qualified.................................................        112           11.943              1,332
  Nonqualified..............................................        140           11.943              1,673
                                                                                                 ----------
                                                                                                      3,005
                                                                                                 ----------

                                                                                                  CONTRACT
                                                                 NUMBER           UNIT            OWNERS'
                                                                OF UNITS          VALUE            EQUITY
                                                                --------         -------         ----------
GROWTH & INCOME SUBACCOUNT
  Qualified.................................................         76          $12.038         $      910
  Nonqualified..............................................         97           12.038              1,164
                                                                                                 ----------
                                                                                                      2,074
                                                                                                 ----------

SCUDDER VARIABLE LIFE INVESTMENT FUNDS
GLOBAL DISCOVERY SUBACCOUNT
  Qualified.................................................         35           10.043                355
  Nonqualified..............................................         39           10.043                389
                                                                                                 ----------
                                                                                                        744
                                                                                                 ----------
GROWTH & INCOME SUBACCOUNT
  Qualified.................................................         91            9.651                882
  Nonqualified..............................................         84            9.651                815
                                                                                                 ----------
                                                                                                      1,697
                                                                                                 ----------
INTERNATIONAL SUBACCOUNT
  Qualified.................................................         26            9.837                258
  Nonqualified..............................................         62            9.837                611
                                                                                                 ----------
                                                                                                        869
                                                                                                 ----------
CAPITAL GROWTH SUBACCOUNT
  Qualified.................................................         19           10.823                204
  Nonqualified..............................................         37           10.823                400
                                                                                                 ----------
                                                                                                        604
                                                                                                 ----------

WARBURG PINCUS TRUST FUNDS
EMERGING MARKETS SUBACCOUNT
  Qualified.................................................          0            7.994                  1
  Nonqualified..............................................          7            7.994                 58
                                                                                                 ----------
                                                                                                         59
                                                                                                 ----------
POST-VENTURE CAPITAL SUBACCOUNT
  Qualified.................................................          1            9.720                  9
  Nonqualified..............................................          8            9.720                 76
                                                                                                 ----------
                                                                                                         85
                                                                                                 ----------
        TOTAL DESTINATIONS CONTRACT OWNERS' EQUITY..........                                     $   31,353
                                                                                                 ==========

APPENDIX

STATE PREMIUM TAX CHART

                                                                                RATE OF TAX
                                                                    ------------------------------------
                                                                    QUALIFIED              NON-QUALIFIED
                                                                      PLANS                    PLANS
                               STATE                                ---------              -------------
    California..................................................       .50%                     2.35%*
    District of Columbia........................................      2.25%                     2.25%*
    Kentucky....................................................      2.00%*                    2.00%*
    Maine.......................................................        --                      2.00%
    Nevada......................................................        --                      3.50%*
    South Dakota................................................        --                      1.25%
    West Virginia...............................................      1.00%                     1.00%
    Wyoming.....................................................        --                      1.00%

     * Taxes become due when annuity benefits commence, rather than when the premiums are collected. At the time of annuitization, the premium tax payable will be charged against the Contract Value.

                      STATEMENT OF ADDITIONAL INFORMATION


                                  MAY 1, 1999


--------------------------------------------------------------------------------

             INDIVIDUAL AND GROUP VARIABLE, FIXED AND MARKET VALUE
                      ADJUSTED DEFERRED ANNUITY CONTRACTS

--------------------------------------------------------------------------------

                                   ISSUED BY

                    KEMPER INVESTORS LIFE INSURANCE COMPANY


                                      AND


                    KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

   HOME OFFICE: 1 KEMPER DRIVE, LONG GROVE, ILLINOIS 60049     (847) 550-5500


This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus of the Separate Account dated May 1, 1999. The Prospectus may be obtained from Kemper Investors Life Insurance Company by writing or calling the address or telephone number listed above.


                               ------------------

                               TABLE OF CONTENTS


                                                                PAGE
                                                                ----
Services to the Separate Account............................     B-1
Performance Information of Subaccounts......................     B-1
State Regulation............................................     B-8
Experts.....................................................     B-8
Financial Statements........................................     B-8

                        SERVICES TO THE SEPARATE ACCOUNT

Kemper Investors Life Insurance Company ("KILICO") maintains the books and records of the KILICO Variable Annuity Separate Account (the "Separate Account"). KILICO holds the assets of the Separate Account. The assets are kept segregated and held separate and apart from the general funds of KILICO. KILICO maintains records of all purchases and redemptions of shares of each Fund by each of the Subaccounts. All expenses incurred in the operations of the Separate Account, except the charge for mortality and expense risk and administrative expenses, and records maintenance charge (as described in the Prospectus) are borne by KILICO.


The independent auditors for the Separate Account are PricewaterhouseCoopers LLP, Chicago, Illinois, for the years ended December 31, 1997 and 1998. The firm performed the annual audit of the financial statements of the Separate Account and KILICO for the years ended December 31, 1997 and 1998.



The Contracts are sold by licensed insurance agents, where the Contracts may be lawfully sold, who are registered representatives of broker-dealers which are registered under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc. The Contracts are distributed through the principal underwriter for the Separate Account, Investors Brokerage Services, Inc. ("IBS"), a wholly owned subsidiary of KILICO, which enters into selling group agreements with affiliated and unaffiliated broker-dealers. Subject to the provisions of the Contracts, units of the Subaccounts under the Contract are offered on a continuous basis.



KILICO pays commissions to the seller which may vary but are not anticipated to exceed in the aggregate an amount equal to six and one-quarter percent (6 1/4%) of Purchase Payments.


                     PERFORMANCE INFORMATION OF SUBACCOUNTS

As described in the Prospectus, a Subaccount's historical performance may be shown in the form of standardized "average annual total return" and nonstandardized "total return" calculations in the case of all Subaccounts; "yield" information may be provided in the case of the Kemper High Yield Subaccount, the Kemper Government Securities Subaccount, Scudder VLIF Bond Subaccount, PIMCO Low Duration Bond Subaccount and PIMCO Foreign Bond Subaccount; and "yield" and "effective yield" information may be provided in the case of the Scudder VLIF Money Market Subaccount. These various measures of performance are described below.

A Subaccount's standardized average annual total return quotation is computed in accordance with a standard method prescribed by rules of the Securities and Exchange Commission. The standardized average annual total return for a Subaccount for a specific period is found by first taking a hypothetical $1,000 investment in each of the Subaccount's units on the first day of the period at the maximum offering price, which is the Accumulation Unit value per unit ("initial investment") and computing the ending redeemable value ("redeemable value") of that investment at the end of the period. The redeemable value reflects the effect of the applicable Withdrawal Charge that may be imposed at the end of the period as well as all other recurring charges and fees applicable under the Contract to all Contract Owner accounts. Premium taxes are not included in the term charges. The redeemable value is then divided by the initial investment and this quotient is taken to the Nth root (N represents the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. Standardized average annual total return figures are annualized and, therefore, represent the average annual percentage change in the value of a Subaccount over the applicable period.


No standard formula has been prescribed for calculating nonstandardized total return performance. Nonstandardized total return performance for a specific period is calculated by first taking an investment (assumed to be $40,000 below) in each Subaccount's units on the first day of the period at the maximum offering price, which is the Accumulation Unit value per unit ("initial investment") and computing the ending value ("ending value") of that investment at the end of the period. The ending value does not include the effect of the applicable Withdrawal Charge that may be imposed at the end of the period or the effect of the Records Maintenance Charge, and thus may be higher than if such charges were deducted. Premium taxes are not included in the term charges. The nonstandardized total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. An assumed investment of $40,000 was chosen because that approximates the size of a typical account. Both annualized and nonannualized (cumulative) nonstandardized total return figures may be provided. Annualized nonstandardized total return figures represent the average annual percentage charge in the value of a Subaccount over the applicable period while nonannualized (cumulative) figures represent the actual percentage change over the applicable period.

Standardized average annual total return quotations will be current to the last day of the calendar quarter and nonstandardized total return quotations will be current to the last day of the calendar month preceding the date on which an advertisement is submitted for publication. Standardized average annual total return will cover periods of one, three, five and ten years, if applicable, and a period covering the time the underlying Portfolio has been held in a Subaccount (life of Subaccount). Nonstandardized total return may cover periods of one, three, five and ten years, if applicable, and a period covering the time the underlying Portfolio held in a Subaccount has been in existence (life of Portfolio). For those underlying Portfolios which have not been held as Subaccounts within the Separate Account for one of the quoted periods, the nonstandardized total return quotations will show the investment performance such underlying Portfolios would have achieved (reduced by the applicable charges) had they been held as Subaccounts within the Separate Account for the period quoted.

Performance information will be shown for periods from April 6, 1982 (inception) for the Kemper High Yield Subaccount. This performance information is stated to reflect that the Separate Account was reorganized on November 3, 1989 as a unit investment trust with Subaccounts investing in corresponding Portfolios of the Fund. In addition, on that date the Kemper Government Securities Subaccount was added to the Separate Account to invest in the Fund's Government Securities Portfolio. For the Kemper Government Securities Subaccount, performance figures will reflect investment experience as if the Kemper Government Securities Subaccount had been available under the Contracts since September 3, 1987, the inception date of the Kemper Government Securities Portfolio.

The yield for the Kemper High Yield Subaccount and the Kemper Government Securities Subaccount is computed in accordance with a standard method prescribed by rules of the Securities and Exchange Commission. The yield quotation is computed by dividing the net investment income per unit earned during the specified one month or 30-day period by the Accumulation unit values on the last day of the period, according to the following formula that assumes a semi-annual reinvestment of income:

                 a - b
                -------
  YIELD = 2[(            +1)(6) - 1]
                  cd

a = net dividends and interest earned during the period by the Fund attributable to the Subaccount

b = expenses accrued for the period (net of reimbursements)

c = the average daily number of Accumulation Units outstanding during the period

d = the Accumulation Unit value per unit on the last day of the period

The yield of each Subaccount reflects the deduction of all recurring fees and charges applicable to each Subaccount, but does not reflect the deduction of Withdrawal Charges or premium taxes.


The Scudder VLIF Money Market Subaccount's yield is computed in accordance with a standard method prescribed by rules of the Securities and Exchange Commission. Under that method, the current yield quotation is based on a seven-day period and computed as follows: the net change in the Accumulation Unit value during the period is divided by the Accumulation Unit value at the beginning of the period ("base period return") and the result is divided by 7 and multiplied by 365 and the current yield figure carried to the nearest one-hundredth of one percent. Realized capital gains or losses and unrealized appreciation or depreciation of the Separate Account's portfolio are not included in the calculation. The Scudder VLIF Money Market Subaccount's yield for the seven-day period ended March 31, 1999 was 2.73% and average portfolio maturity was 25 days.



The Scudder VLIF Money Market Subaccount's effective yield is determined by taking the base period return (computed as described above) and calculating the effect of assumed compounding. The formula for the effective yield is: (base period return +1) (365) / (7) - 1. The Scudder VLIF Money Market Subaccount's effective yield for the seven day period ended March 31, 1999 was 2.76%.


In computing yield, the Separate Account follows certain standard accounting practices specified by Securities and Exchange Commission rules. These practices are not necessarily consistent with the accounting practices that the Separate Account uses in the preparation of its annual and semi-annual financial statements.

A Subaccount's performance quotations are based upon historical earnings and are not necessarily representative of future performance. The Subaccount's units are sold at Accumulation Unit value. Performance figures and Accumulation Unit value will fluctuate. Factors affecting a Subaccount's performance include general market conditions, operating expenses and investment management. Units of a Subaccount are redeemable at Accumulation Unit value, which may be more or less than original cost. The standardized performance figures include the deduction of all expenses and fees, including a prorated portion of the Records Maintenance Charge. Redemptions within the first seven years after purchase may be subject to a Withdrawal Charge that ranges from 7% the first year to 0% after seven years. Yield, effective yield and nonstandardized total return do not reflect the effect of the Withdrawal Charge or premium taxes that may be imposed upon the redemption of units. In addition, nonstandardized total return figures do not include the effect of the Records Maintenance Charge. Thus, yield, effective yield and nonstandardized total return figures may be higher than if these charges were deducted. Standardized average annual total return reflects the effect of the applicable Withdrawal Charge (but not premium tax) that may be imposed at the end of the period in question.


The Subaccounts may also provide comparative information on an annualized or nonannualized (cumulative) basis with regard to various indexes, including the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, the Consumer Price Index, the CDA Certificate of Deposit Index, the Salomon Brothers High Grade Corporate Bond Index, the Lehman Brothers Government/Corporate Bond Index, the Merrill Lynch Government/Corporate Master Index, the Lehman Brothers Long Government/Corporate Bond Index, the Lehman Brothers Government/Corporate 1-3 Year Bond Index, the Standard & Poor's Midcap 400 Index, the NASDAQ Composite Index, the Russell 2000 Index and the Morgan Stanley Capital International Europe, Australia, Far East Index. In addition, the Subaccounts may provide performance analysis rankings of Lipper Analytical Services, Inc., the VARDS Report, MORNINGSTAR, INC., Ibbotson Associates or Micropal. From time to time, the Separate Account may quote information from publications such as MORNINGSTAR, INC., THE WALL STREET JOURNAL, MONEY MAGAZINE, FORBES, BARRON'S, FORTUNE, THE CHICAGO TRIBUNE, USA TODAY, INSTITUTIONAL INVESTOR, NATIONAL UNDERWRITER, SELLING LIFE INSURANCE, BROKER WORLD, REGISTERED REPRESENTATIVE, INVESTMENT ADVISOR and VARDS.


The following tables include standardized average annual total return and nonstandardized total return quotations for various periods as of December 31, 1998.

                              PERFORMANCE FIGURES
                           (AS OF DECEMBER 31, 1998)
                      (STANDARDIZED AND NON-STANDARDIZED)


                                                                                                                 AVERAGE
                                                                                                                  ANNUAL
                                                                                                                  TOTAL
                                                                                    TOTAL RETURN(1)             RETURN(2)
                                                                                  (NON-STANDARDIZED)          (STANDARDIZED)
                                                                            -------------------------------   --------------
                                              YEAR TO DATE (%)    ENDING    CUMULATIVE (%)   ANNUALIZED (%)   ANNUALIZED (%)
                                                 RETURN(3)       VALUE(4)       RETURN           RETURN           RETURN
                                              ----------------   --------   --------------   --------------   --------------
SCUDDER VLIF MONEY MARKET SUBACCOUNT.......         3.85%
  Life of Subaccount (from 03/12/99).......                          N/A           N/A             N/A               N/A
  Life of Portfolio (from 07/16/85)........                      $69,234         73.08%           4.16%              N/A
  Ten Years................................                       58,526         46.32            3.88               N/A
  Five Years...............................                       47,651         19.13            3.56               N/A
  Three Years..............................                       44,700         11.75            3.77               N/A
  One Year.................................                       41,538          3.85            3.85               N/A
SCUDDER VLIF BOND SUBACCOUNT...............         5.10
  Life of Subaccount (from 03/12/99).......                          N/A           N/A             N/A               N/A
  Life of Portfolio (from 07/16/85)........                       98,204        145.51            6.90               N/A
  Ten Years................................                       79,931         99.83            7.17               N/A
  Five Years...............................                       50,196         25.49            4.65               N/A
  Three Years..............................                       45,862         14.66            4.66               N/A
  One Year.................................                       42,041          5.10            5.10               N/A
KEMPER HIGH YIELD SUBACCOUNT(5)............         0.05
  Life of Subaccount (from 04/06/82).......                      241,834        504.59           11.36             11.09%
  Life of Portfolio (from 04/06/82)........                      241,834        504.59           11.36             11.09
  Ten Years................................                       92,917        132.29            8.79              8.33
  Five Years...............................                       55,382         38.46            6.72              5.39
  Three Years..............................                       49,522         23.80            7.38              5.19
  One Year.................................                       40,021          0.05            0.05             -6.81
KEMPER GOVERNMENT SECURITIES SUBACCOUNT....         5.56
  Life of Subaccount (from 11/03/89).......                       70,820         77.05            6.44              5.95
  Life of Portfolio (from 09/03/87)........                       80,597        101.49            6.38               N/A
  Ten Years................................                       79,012         97.53            7.04               N/A
  Five Years...............................                       51,703         29.26            5.27              3.93
  Three Years..............................                       45,928         14.82            4.71              2.53
  One Year.................................                       42,224          5.56            5.56             -1.66


The performance data quoted for the Subaccounts is based on past performance and is not representative of future
  results. Investments return and principal value will fluctuate so that unit values, when redeemed, may be worth
more or less than their original cost. See page B-6 for additional information.

                              PERFORMANCE FIGURES
                           (AS OF DECEMBER 31, 1998)
                      (STANDARDIZED AND NON-STANDARDIZED)
                                  (CONTINUED)


                                                                                                                   AVERAGE
                                                                                                                    ANNUAL
                                                                                          TOTAL RETURN(1)           TOTAL
                                                                                        (NON-STANDARDIZED)        RETURN(2)
                                                                                      -----------------------   (STANDARDIZED)
                                                          YEAR TO DATE                CUMULATIVE                --------------
                                                               (%)          ENDING       (%)       ANNUALIZED     ANNUALIZED
                                                            RETURN(3)      VALUE(4)     RETURN     (%) RETURN     (%) RETURN
                                                          ------------     --------   ----------   ----------     ----------
SCUDDER VLIF GROWTH AND INCOME SUBACCOUNT..............         5.70%
  Life of Subaccount (from 06/01/98)...................                         N/A        N/A          N/A           N/A
  Life of Portfolio (from 05/02/94)....................                    $ 88,512     121.28%       18.55%          N/A
  Three Years..........................................                      65,539      63.85        17.89           N/A
  One Year.............................................                      42,282       5.70         5.70           N/A
KEMPER SMALL CAP GROWTH SUBACCOUNT.....................        16.75
  Life of Subaccount (from 05/02/94)...................                     103,390     158.48        22.56         21.31%
  Life of Portfolio (from 05/02/94)....................                     103,390     158.48        22.56         21.31
  Three Years..........................................                      78,175      95.44        25.03         22.93
  One Year.............................................                      46,700      16.75        16.75          8.85
JANUS ASPEN CAPITAL APPRECIATION SUBACCOUNT(6).........        55.93
  Life of Subaccount (from 03/12/99)...................                         N/A        N/A          N/A           N/A
  Life of Portfolio (from 05/01/97)....................                      78,235      95.59        49.49           N/A
  One Year.............................................                      62,372      55.93        55.93           N/A
SCUDDER VLIF INTERNATIONAL SUBACCOUNT..................        17.00
  Life of Subaccount (from 06/01/98)...................                         N/A        N/A          N/A           N/A
  Life of Portfolio (from 05/01/87)....................                     109,981     174.95         9.05           N/A
  Ten Years............................................                     107,907     169.77        10.43           N/A
  Five Years...........................................                      61,056      52.64         8.83           N/A
  Three Years..........................................                      56,978      42.44        12.52           N/A
  One Year.............................................                      46,802      17.00        17.00           N/A
TEMPLETON DEVELOPING MARKETS SUBACCOUNT(7).............       -22.12
  Life of Subaccount (from 03/12/99)...................                         N/A        N/A          N/A           N/A
  Life of Portfolio (from 05/01/97)(8).................                      20,741      48.15       -32.54           N/A
  One Year.............................................                      31,150     -22.12       -22.12           N/A
KEMPER-DREMAN HIGH RETURN EQUITY SUBACCOUNT............         1.91
  Life of Subaccount (from 06/01/98)...................                         N/A        N/A          N/A           N/A
  Life of Portfolio (from 05/01/98)....................                      40,766       1.91          N/A           N/A


The performance data quoted for the Subaccounts is based on past performance and is not representative of future
   results. Investment return and principal value will fluctuate so that unit values, when redeemed, may be worth
more or less than their original cost. See page B-6 for additional information.

                           PERFORMANCE FIGURES--NOTES

 *  N/A Not Applicable

(1) The Non standardized Total Return figures quoted are based on a hypothetical $40,000 initial investment and assumes the deduction of all recurring charges and fees applicable under the Contract except for the Withdrawal Charge and any charge for applicable premium taxes which may be imposed in certain states.

(2) The Standardized Average Annual Total Return figures quoted are based on a hypothetical $1,000 initial investment and assumes the deduction of all recurring charges and fees applicable under the Contract including the applicable Withdrawal Charge that may be imposed at the end of the quoted period. Premium taxes are not reflected.

(3) The Year to Date percentage return figures quoted are based on the change in unit values.

(4) The Ending Values quoted are based on a $10,000 initial investment and assumes the deduction of all recurring charges and fees applicable under the Contract except for the Withdrawal Charge and any charge for applicable premium taxes which may be imposed in certain states.

(5) The high yield potential offered by these Subaccounts reflect the substantial risks associated with investments in high-yield bonds.

(6) There is presently no standardized performance data for the Janus Aspen Capital Appreciation Subaccount because it is newly formed. Standardized data will be included when it becomes available.


(7) Performance of Class 2 Shares for periods after May 1, 1997 reflects Class 2's higher annual fees and expenses resulting from its Rule 12b-1 plan. Maximum annual plan expenses are 0.25%. Past expense reductions by the portfolio's manager increased returns.

The following tables illustrate an assumed $40,000 investment in shares of certain Subaccounts. The ending value does not include the effect of the applicable Withdrawal Charge that may be imposed at the end of the period, and thus may be higher than if such charge were deducted. Each table covers the period from the inception date of each Portfolio to December 31, 1998.
--------------------------------------------------------------------------------

       SCUDDER VLIF MONEY MARKET SUBACCOUNT
YEAR
ENDED                                       TOTAL
12/31                                       VALUE
-----                                       -----
1985    ...............................    $41,035
1986    ...............................     42,868
1987    ...............................     44,800
1988    ...............................     47,318
1989    ...............................     50,806
1990    ...............................     54,043
1991    ...............................     56,399
1992    ...............................     57,472
1993    ...............................     58,118
1994    ...............................     59,454
1995    ...............................     61,954
1996    ...............................     64,214
1997    ...............................     66,670
1998    ...............................     69,234

      SCUDDER VLIF INTERNATIONAL SUBACCOUNT
YEAR
ENDED                                      TOTAL
12/31                                      VALUE
-----                                      -----
1987    ..............................    $ 35,409
1988    ..............................      40,768
1989    ..............................      55,419
1990    ..............................      50,462
1991    ..............................      55,468
1992    ..............................      53,012
1993    ..............................      72,052
1994    ..............................      70,457
1995    ..............................      77,209
1996    ..............................      87,390
1997    ..............................      93,997
1998    ..............................     109,981

           SCUDDER VLIF BOND SUBACCOUNT
YEAR
ENDED                                       TOTAL
12/31                                       VALUE
-----                                       -----
1985    ...............................    $42,748
1986    ...............................     47,334
1987    ...............................     47,250
1988    ...............................     49,145
1989    ...............................     54,117
1990    ...............................     57,674
1991    ...............................     66,903
1992    ...............................     70,603
1993    ...............................     78,257
1994    ...............................     73,480
1995    ...............................     85,651
1996    ...............................     86,839
1997    ...............................     93,437
1998    ...............................     98,204

          SCUDDER VLIF GROWTH AND INCOME
                    SUBACCOUNT
YEAR
ENDED                                       TOTAL
12/31                                       VALUE
-----                                       -----
1994    ...............................    $41,578
1995    ...............................     54,021
1996    ...............................     65,077
1997    ...............................     83,736
1998    ...............................     88,512

           KEMPER GOVERNMENT SECURITIES
                    SUBACCOUNT
YEAR
ENDED                                       TOTAL
12/31                                       VALUE
-----                                       -----
1987    ...............................    $40,113
1988    ...............................     40,803
1989    ...............................     46,079
1990    ...............................     49,938
1991    ...............................     56,802
1992    ...............................     59,351
1993    ...............................     62,354
1994    ...............................     59,715
1995    ...............................     70,195
1996    ...............................     71,044
1997    ...............................     76,353
1998    ...............................     80,597

           KEMPER HIGH YIELD SUBACCOUNT
YEAR
ENDED                                      TOTAL
12/31                                      VALUE
-----                                      -----
1982    ..............................    $ 49,487
1983    ..............................      56,067
1984    ..............................      62,325
1985    ..............................      74,906
1986    ..............................      87,079
1987    ..............................      91,017
1988    ..............................     104,107
1989    ..............................     101,410
1990    ..............................      84,555
1991    ..............................     126,846
1992    ..............................     147,452
1993    ..............................     174,666
1994    ..............................     168,562
1995    ..............................     195,336
1996    ..............................     219,548
1997    ..............................     241,708
1998    ..............................     241,834

        KEMPER SMALL CAP GROWTH SUBACCOUNT
YEAR
ENDED                                      TOTAL
12/31                                      VALUE
-----                                      -----
1994    ..............................    $ 41,215
1995    ..............................      52,902
1996    ..............................      66,871
1997    ..............................      88,557
1998    ..............................     103,390

               JANUS ASPEN CAPITAL
             APPRECIATION SUBACCOUNT
YEAR
ENDED                                       TOTAL
12/31                                       VALUE
-----                                       -----
1997    ...............................    $50,173
1998    ...............................     78,235

               TEMPLETON DEVELOPING
                MARKETS SUBACCOUNT
YEAR
ENDED                                       TOTAL
12/31                                       VALUE
-----                                       -----
1997    ...............................    $26,634
1998    ...............................     20,741

            KEMPER-DREMAN HIGH RETURN
                EQUITY SUBACCOUNT
YEAR
ENDED                                       TOTAL
12/31                                       VALUE
-----                                       -----
1998    ...............................    $40,766

TAX-DEFERRED ACCUMULATION

                                                                 NON-QUALIFIED
                                                                    ANNUITY                   CONVENTIONAL
                                                            AFTER-TAX CONTRIBUTIONS           SAVINGS PLAN
                                                           AND TAX-DEFERRED EARNINGS.           AFTER-TAX
                                                        --------------------------------      CONTRIBUTIONS
                                                                           TAXABLE LUMP        AND TAXABLE
                                                        NO WITHDRAWALS    SUM WITHDRAWAL        EARNINGS.
                                                        --------------    --------------      -------------
10 Years..........................................         $107,946          $ 86,448           $ 81,693
20 Years..........................................          233,048           165,137            133,476
30 Years..........................................          503,133           335,021            218,082

This chart compares the accumulation of a $50,000 initial investment into a Non-Qualified Annuity and a Conventional Savings Plan. Contributions to the Non-Qualified Annuity and the Conventional Savings Plan are made after-tax. Only the gain in the Non-Qualified Annuity will be subject to income tax in a taxable lump sum withdrawal. The chart assumes a 37.1% federal marginal tax rate and an 8% annual return. The 37.1% federal marginal tax is based on a marginal tax rate of 36%, representative of the target market, adjusted to reflect a decrease of $3 of itemized deductions for each $100 of income over $117,950. Tax rates are subject to change as is the tax-deferred treatment of the Contracts. Income on Non-Qualified Annuities is taxed as ordinary income upon withdrawal. A 10% tax penalty may apply to early withdrawals. See "Federal Income Taxes" in the prospectus. The chart does not reflect the following annuity charges and expenses: 1.25% mortality and expense risk; .10% administration charges; 7% maximum deferred withdrawal charge; and $30 annual records maintenance charge. The tax-deferred accumulation would be reduced if these charges were reflected. No implication is intended by the use of these assumptions that the return shown is guaranteed in any way or that the return shown represents an average or expected rate of return over the period of the Contracts. [IMPORTANT--THIS IS NOT AN ILLUSTRATION OF YIELD OR RETURN].

Unlike savings plans, contributions to Non-Qualified Annuities provide tax-deferred treatment on earnings. In addition, contributions to tax-deferred retirement annuities are not subject to current tax in the year of contribution. When monies are received from a Non-Qualified Annuity (and you have many different options on how you receive your funds), they are subject to income tax. At the time of receipt, if the person receiving the monies is retired, not working or has additional tax exemptions, these monies may be taxed at a lesser rate.

                                STATE REGULATION

KILICO is subject to the laws of Illinois governing insurance companies and to regulation by the Illinois Department of Insurance. An annual statement in a prescribed form is filed with the Illinois Department of Insurance each year. KILICO's books and accounts are subject to review by the Department of Insurance at all times, and a full examination of its operations is conducted periodically. Such regulation does not, however, involve any supervision of management or investment practices or policies. In addition, KILICO is subject to regulation under the insurance laws of other jurisdictions in which it may operate.

                                    EXPERTS

The statements of assets and liabilities and contract owners' equity of the Separate Account as of December 31, 1998 and the related statement of operations for the year then ended and the statements of changes in contract owners' equity for the years ended December 31, 1998 and 1997 have been included herein in reliance upon the report of PricewaterhouseCoopers LLP, independent public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

                              FINANCIAL STATEMENTS

This Statement of Additional Information contains financial statements for the Separate Account which reflect assets attributable to other variable annuity contracts offered by KILICO through the Separate Account. As of the date of this Statement of Additional Information, no assets attributable to the Contracts are reflected as no Contracts were issued prior to such date. In addition, the financial statements for the Separate Account reflect Subaccounts that are not available under the Contracts.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Directors of
Kemper Investors Life Insurance Company and
Contract Owners of KILICO Variable Annuity Separate Account:


In our opinion, the accompanying statement of assets and liabilities and contract owners' equity and the related statement of operations and changes in owner's equity present fairly, in all material respects, the financial position of the subaccounts of KILICO Variable Annuity Separate Account, which includes the Kemper High Yield Subaccount, Kemper Government Securities Subaccount, Kemper Small Cap Growth Subaccount, Kemper-Dreman High Return Equity Subaccount (investment options within the Investors Fund Series), Scudder VLIF Growth & Income Subaccount, Scudder VLIF International Subaccount, (investment options within the Scudder Variable Life Investment Fund) thereof, at December 31, 1998, and the changes in their equity for the year then ended and for each of the period presented, except for the Kemper-Dreman High Return Equity Subaccount, Scudder VLIF Growth & Income Subaccount, and Scudder VLIF International Subaccount, as to which the period is June 1, 1998 (commencement of operations) to December 31, 1998, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Kemper Investors Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included direct confirmation of investments owned at December 31, 1998 by correspondence with transfer agents, provides a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Chicago, Illinois
February 19, 1999

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES AND CONTRACT OWNERS' EQUITY

DECEMBER 31, 1998
(IN THOUSANDS)


                                                  KEMPER        KEMPER      KEMPER-DREMAN    SCUDDER VLIF
                                    KEMPER      GOVERNMENT    SMALL CAP      HIGH RETURN       GROWTH &      SCUDDER VLIF
                                  HIGH YIELD    SECURITIES      GROWTH         EQUITY           INCOME       INTERNATIONAL
                                  SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT       SUBACCOUNT      SUBACCOUNT
                                  ----------    ----------    ----------    -------------    ------------    -------------
ASSETS
  Investments in underlying
    portfolio funds, at current
    values.....................    $262,814       78,453       144,050          5,439           1,698             869
  Dividends and other
    receivables................           1           --            13             --              --              --
                                   --------       ------       -------          -----           -----             ---
         Total assets..........     262,815       78,453       144,063          5,439           1,698             869
                                   --------       ------       -------          -----           -----             ---
LIABILITIES AND CONTRACT
  OWNERS' EQUITY
  Liabilities:
    Mortality and expense risk
      and administrative
      charges..................         285           84           144             --              --              --
    Units of Account Redeemed..          --           18            --             --              --              --
    Other......................         168            6            38              3               1              --
                                   --------       ------       -------          -----           -----             ---
         Total liabilities.....         453          108           182              3               1              --
                                   --------       ------       -------          -----           -----             ---
  Contract owners' equity......    $262,362       78,345       143,881          5,436           1,697             869
                                   ========       ======       =======          =====           =====             ===
ANALYSIS OF CONTRACT OWNERS'
  EQUITY
  Excess of proceeds from units
    sold over payments for
    units redeemed.............    $ 49,875       41,028        83,272          5,160           1,646             830
  Accumulated net investment
    income (loss)..............     199,073       34,537        25,692            (21)             (4)             (5)
  Accumulated net realized gain
    on sales of investments....      10,808          957        15,321            (10)            (19)             (7)
  Unrealized appreciation
    (depreciation) of
    investments................       2,606        1,823        19,596            307              74              51
                                   --------       ------       -------          -----           -----             ---
  Contract owners' equity......    $262,362       78,345       143,881          5,436           1,697             869
                                   ========       ======       =======          =====           =====             ===


See accompanying notes to financial statements.

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998
(IN THOUSANDS)


                                                          KEMPER       KEMPER     KEMPER-DREMAN   SCUDDER VLIF
                                             KEMPER     GOVERNMENT   SMALL CAP     HIGH RETURN      GROWTH &      SCUDDER VLIF
                                           HIGH YIELD   SECURITIES     GROWTH        EQUITY          INCOME       INTERNATIONAL
                                           SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT(A)   SUBACCOUNT(A)   SUBACCOUNT(A)
                                           ----------   ----------   ----------   -------------   -------------   -------------
Dividends and capital gains
  distributions.........................    $ 21,044      4,579        20,052           --               5             --
Expenses:
  Mortality and expense risk and
    administrative charges..............       3,895      1,010         1,671           21               9              5
                                            --------      -----        ------          ---             ---             --
Net investment income (loss)............      17,149      3,569        18,381          (21)             (4)            (5)
                                            --------      -----        ------          ---             ---             --
Net realized and unrealized gain (loss)
  on investments:
  Net realized gain (loss) on sales of
    investments.........................       4,283        (67)        4,201          (10)            (19)            (7)
  Change in unrealized appreciation
    (depreciation) of investments.......     (17,978)       553        (2,782)         307              74             51
                                            --------      -----        ------          ---             ---             --
Net realized and unrealized gain (loss)
  on investments........................     (13,695)       486         1,419          297              55             44
                                            --------      -----        ------          ---             ---             --
Net increase (decrease) in contract
  owners' equity resulting from
  operations............................    $  3,454      4,055        19,800          276              51             39
                                            ========      =====        ======          ===             ===             ==



(a) For the period June 1, 1998 (commencement of operations) to December 31,
1998.


See accompanying notes to financial statements.

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY
FOR THE YEAR ENDED DECEMBER 31, 1998
(IN THOUSANDS)


                                                        KEMPER        KEMPER      KEMPER-DREMAN    SCUDDER VLIF
                                          KEMPER      GOVERNMENT    SMALL CAP      HIGH RETURN       GROWTH &       SCUDDER VLIF
                                        HIGH YIELD    SECURITIES      GROWTH         EQUITY           INCOME        INTERNATIONAL
                                        SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT(A)    SUBACCOUNT(A)    SUBACCOUNT(A)
                                        ----------    ----------    ----------    -------------    -------------    -------------
Operations:
  Net investment income (loss).......    $ 17,149        3,569        18,381            (21)              (4)             (5)
  Net realized gain (loss) on sales
    of investments...................       4,283          (67)        4,201            (10)             (19)             (7)
  Change in unrealized appreciation
    (depreciation) of investments....     (17,978)         553        (2,782)           307               74              51
                                         --------      -------       -------          -----            -----             ---
    Net increase (decrease) in
      contract owners' equity
      resulting from operations......       3,454        4,055        19,800            276               51              39
                                         --------      -------       -------          -----            -----             ---
Account unit transactions:
  Proceeds from units sold...........      27,800       10,692        17,275          4,774            1,453             731
  Net transfers (to) from affiliate
    and subaccounts..................     (40,100)       5,342         2,566            524              278              99
  Payments for units redeemed........     (34,613)     (14,565)       (8,623)          (138)             (85)             --
                                         --------      -------       -------          -----            -----             ---
    Net increase (decrease) in
      contract owners' equity from
      account unit transactions......     (46,913)       1,469        11,218          5,160            1,646             830
                                         --------      -------       -------          -----            -----             ---
Total increase (decrease) in contract
  owners' equity.....................     (43,459)       5,524        31,018          5,436            1,697             869
Beginning of period..................     305,821       72,821       112,863             --               --              --
                                         --------      -------       -------          -----            -----             ---
End of period........................    $262,362       78,345       143,881          5,436            1,697             869
                                         ========      =======       =======          =====            =====             ===



(a) For the period June 1, 1998 (commencement of operations) to December 31,
1998.


See accompanying notes to financial statements.

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY
FOR THE YEAR ENDED DECEMBER 31, 1997
(IN THOUSANDS)


                                                                                KEMPER        KEMPER
                                                                  KEMPER      GOVERNMENT    SMALL CAP
                                                                HIGH YIELD    SECURITIES      GROWTH
                                                                SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                                                ----------    ----------    ----------
Operations:
  Net investment income (loss)..............................     $ 20,076        5,218         7,284
  Net realized gain (loss) on sales of investments..........        5,634         (133)        8,226
  Change in unrealized appreciation (depreciation) of
    investments.............................................        2,376          284         8,507
                                                                 --------      -------       -------
    Net increase in contract owners' equity resulting from
      operations............................................       28,086        5,369        24,017
                                                                 --------      -------       -------
Account unit transactions:
  Proceeds from units sold..................................       26,456        6,125        14,943
  Net transfers (to) from affiliate and subaccounts.........         (473)      (6,847)       11,461
  Payments for units redeemed...............................      (34,745)     (11,513)       (6,408)
                                                                 --------      -------       -------
    Net increase (decrease) in contract owners' equity from
      account unit transactions.............................       (8,762)     (12,235)       19,996
                                                                 --------      -------       -------
Total increase (decrease) in contract owners' equity........       19,324       (6,866)       44,013
Beginning of period.........................................      286,497       79,687        68,850
                                                                 --------      -------       -------
End of period...............................................     $305,821       72,821       112,863
                                                                 ========      =======       =======



See accompanying notes to financial statements.

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

(1) GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Kemper Investors Life Insurance Company Variable Annuity Separate Account (the "Separate Account") is a unit investment trust registered under the Investment Company Act of 1940, as amended, established by Kemper Investors Life Insurance Company ("KILICO"). KILICO is a wholly-owned subsidiary of Zurich Financial Services ("ZFS"). ZFS was formed with the September 7, 1998 merger of the Zurich Group with the financial services business of B.A.T. Industries. ZFS is owned by Zurich Allied AG and Allied Zurich p.l.c., fifty-seven percent and forty-three percent, respectively. Zurich Allied AG, representing the financial interest of the former Zurich Group, is listed on the Swiss Market Index (SMI) replacing Zurich. Allied Zurich p.l.c., representing the financial interest of the financial services business of B.A.T. Industries, is included in the FTSE-100 Share Index in London.


The Separate Account is used to fund contracts or certificates (collectively referred to as "contracts") for ADVANTAGE III periodic and flexible payment variable annuity contracts, PASSPORT individual and group variable and market value adjusted deferred annuity contracts and DESTINATIONS individual and group variable, fixed and market value adjusted deferred annuity contracts. The Separate Account is divided into a total of thirty-nine subaccounts with various subaccount options available to Contract Owners depending upon their respective Contracts. A total of only six subaccount options are presented in the accompanying financial statements as available subaccount options to Contract Owners. ADVANTAGE III Contract Owners have additional subaccounts which invest in the shares of subaccounts in the Janus Aspen Series, the Lexington Funds, and the Fidelity VIP Funds which are not reflected in the accompanying financial statements. Each subaccount invests exclusively in the shares of a corresponding portfolio of the Investors Fund Series and the Scudder Variable Life Investment Fund, which are open-end diversified management investment companies.


ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that could affect the reported amounts of assets and liabilities as well as the disclosure of contingent amounts at the date of the financial statements. As a result, actual results reported as income and expenses could differ from the estimates reported in the accompanying financial statements.

SECURITY VALUATION

The investments are stated at current value which is based on the closing bid price, net asset value, at December 31, 1998.

SECURITY TRANSACTIONS AND INVESTMENT INCOME

Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividends and capital gains distributions are recorded as income on the ex-dividend date. Realized gains and losses from security transactions are reported on a first in, first out (FIFO) cost basis.

ACCUMULATION UNIT VALUATION

On each day the New York Stock Exchange (the "Exchange") is open for trading, the accumulation unit value is determined as of the earlier of 3:00 p.m. (Central time) or the close of the Exchange by dividing the total value of each subaccount's investments and other assets, less liabilities, by the number of accumulation units outstanding in the respective subaccount.

FEDERAL INCOME TAXES

The operations of the Separate Account are included in the federal income tax return of KILICO. Under existing federal income tax law, investment income and realized capital gains and losses of the Separate Account increase liabilities under the contract and are, therefore, not taxed. Thus the Separate Account may realize net investment income and capital gains and losses without federal income tax consequences.

(2) SUMMARY OF INVESTMENTS

Investments, at cost, at December 31, 1998, are as follows (in thousands):


                                                              SHARES
                                                               OWNED      COST
                                                              -------   --------
INVESTMENTS
INVESTORS FUND SERIES:
High Yield Subaccount.......................................  214,127   $260,208
Government Securities Subaccount............................   64,938     76,630
Small Cap Growth Subaccount.................................   73,037    124,454
Dreman High Return Equity Subaccount........................    5,288      5,132
SCUDDER VARIABLE LIFE INVESTMENT FUNDS:
Growth & Income Subaccount..................................      151      1,624
International Subaccount....................................       60        818
                                                                        --------
          TOTAL INVESTMENTS AT COST.........................            $468,866
                                                                        ========


A description of the underlying investments of the subaccounts are summarized below.


INVESTORS FUND SERIES


HIGH YIELD SUBACCOUNT: This subaccount seeks to provide a high level of current income.

GOVERNMENT SECURITIES SUBACCOUNT: This subaccount seeks high current return consistent with preservation of capital.


SMALL CAP GROWTH SUBACCOUNT: This subaccount seeks maximum appreciation of investors' capital.



DREMAN HIGH RETURN EQUITY SUBACCOUNT: This subaccount seeks to achieve a high rate of total return.



SCUDDER VARIABLE LIFE INVESTMENT FUNDS



GROWTH & INCOME SUBACCOUNT: This subaccount seeks long-term growth of capital, current income and growth of income from a portfolio consisting primarily of common stocks and securities convertible into common stocks.



INTERNATIONAL SUBACCOUNT: This subaccount seeks long-term growth of capital principally from a diversified portfolio of foreign equity securities.



(3) TRANSACTIONS WITH AFFILIATES



KILICO assumes mortality risks associated with the annuity contracts and incurs all expenses involved in administering the contracts. In return, KILICO assesses that portion of each subaccount representing assets under the ADVANTAGE III flexible payment contracts with a daily charge for mortality and expense risk and administrative costs which amounts to an aggregate of one percent (1.00%) per annum. KILICO also assesses that portion of each subaccount representing assets under the ADVANTAGE III periodic payment contracts with a daily asset charge for mortality and expense risk and administrative costs which amounts to an aggregate of one and three-tenths percent (1.30%) per annum. KILICO assesses that portion of each subaccount representing assets under PASSPORT individual and group variable and market value adjusted deferred annuity contracts with a daily asset charge for mortality and expense risk and administrative costs which amounts to an aggregate of one and one-quarter percent (1.25%) per annum. KILICO assesses that portion of each subaccount representing assets under DESTINATIONS individual and group variable, fixed and market value adjusted deferred annuity contracts with a daily asset charge for mortality and expense risk and administrative costs which amounts to an aggregate of one and four-tenths percent (1.40%) per annum. The PASSPORT and DESTINATIONS DCA Money Market Subaccount #2, available for participation in the dollar cost averaging program, has no daily asset charge deduction. For the year ended December 31, 1998, asset charges totaled $25,943,505, $7,117,285 and $81,806 for ADVANTAGE III, PASSPORT and DESTINATIONS contracts, respectively.


KILICO also assesses against each ADVANTAGE III contract participating in one or more of the subaccounts at any time during the year a records maintenance charge. For contracts purchased prior to June 1, 1993, the charge is $25 and is assessed on December 31st of each calendar year. For contracts purchased June 1, 1993 and subsequent, the charge is $36 and is assessed ratably every quarter of each calendar year, except in those states which have yet to approve these contract changes. The charge is assessed whether or not any purchase payments have been made during the year. KILICO also assesses against each PASSPORT and DESTINATIONS contract participating in one or more of the subaccounts a records maintenance charge of $30 at the end of each contract year. The records maintenance charge for ADVANTAGE III, PASSPORT and DESTINATIONS contracts are waived for all individual contracts whose investment value exceeds $50,000 on the date of assessment. For the year ended December 31, 1998, records maintenance charges totaled $2,044,611, $151,021 and $60 for ADVANTAGE III, PASSPORT and DESTINATIONS contracts, respectively.


For contracts issued prior to May 1, 1994, KILICO has undertaken to reimburse each of the ADVANTAGE III Money Market, Total Return, High Yield, and Growth Subaccounts whose direct and indirect operating expenses exceed eighty hundredths of one percent (.80%) of average daily net assets. In determining reimbursement of direct and indirect operating expenses, for each subaccount, charges for mortality and expense risks and administrative expenses, and records maintenance charges are excluded and, for each subaccount, charges for taxes, extraordinary expenses, and brokerage and transaction costs are excluded. During the year December 31, 1998, no such payment was made.


KILICO assesses an optional annual charge for the Guaranteed Retirement Income Benefit ("GRIB"), related to the DESTINATIONS contracts. The annual charge of
 .25% of Contract Value, if taken, will be deducted pro rata from each invested subaccount on each Contract Quarter anniversary. For the year ended December 31, 1998, GRIB charges totaled $9,477.


Proceeds payable on the redemption of units are reduced by the amount of any applicable contingent deferred sales charge due to KILICO.


Scudder Kemper Investments, Inc., an affiliated company, is the investment manager of the Investors Fund Series Portfolios and the Scudder Variable Life Investment Fund Portfolios.


Investors Brokerage Services, Inc., a wholly-owned subsidiary of KILICO, is the principal underwriter for the Separate Account.

(4) NET TRANSFERS (TO) FROM AFFILIATE AND SUBACCOUNTS

Net transfers (to) from affiliate or subaccounts include transfers of all or part of the Contract Owner's interest to or from another eligible subaccount or to the general account of KILICO.

(5) CONTRACT OWNERS' EQUITY

The Contract Owners' equity is affected by the investment results of, and contract charges to, each subaccount. The accompanying financial statements include only Contract Owners' payments pertaining to the variable portions of their contracts and exclude any payments for the market value adjusted or fixed portions, the latter being included in the general account of KILICO. Contract Owners may elect to annuitize the contract under one of several annuity options, as specified in the prospectus.

Contract Owners' equity at December 31, 1998, is as follows (in thousands, except unit value; differences are due to rounding):


                                                                                                CONTRACT
                                                                NUMBER           UNIT           OWNERS'
                                                               OF UNITS          VALUE           EQUITY
                                                               --------         -------         --------
ADVANTAGE III CONTRACTS
INVESTORS FUND SERIES
HIGH YIELD SUBACCOUNT
  Flexible Payment, Qualified..............................        260          $ 6.369         $  1,655
  Flexible Payment, Nonqualified...........................      1,480            6.098            9,025
  Periodic Payment, Qualified..............................     20,199            6.061          122,423
  Periodic Payment, Nonqualified...........................      6,036            5.904           35,637
                                                                                                --------
                                                                                                 168,740
                                                                                                --------
GOVERNMENT SECURITIES SUBACCOUNT
  Flexible Payment, Qualified..............................        146            1.828              266
  Flexible Payment, Nonqualified...........................      1,073            1.828            1,962
  Periodic Payment, Qualified..............................     16,997            1.779           30,243
  Periodic Payment, Nonqualified...........................     10,270            1.779           18,273
                                                                                                --------
                                                                                                  50,744
                                                                                                --------
SMALL CAP GROWTH SUBACCOUNT
  Flexible Payment, Qualified..............................        166            2.625              437
  Flexible Payment, Nonqualified...........................        494            2.625            1,297
  Periodic Payment, Qualified..............................     38,394            2.589           99,412
  Periodic Payment, Nonqualified...........................      4,843            2.589           12,540
                                                                                                --------
                                                                                                 113,686
                                                                                                --------
          TOTAL ADVANTAGE III CONTRACT OWNERS' EQUITY......                                     $333,170
                                                                                                ========

PASSPORT CONTRACTS
INVESTOR FUND SERIES
HIGH YIELD SUBACCOUNT
  Qualified................................................     10,995            1.887           20,743
  Nonqualified.............................................     36,787            1.887           69,400
                                                                                                --------
                                                                                                  90,143
                                                                                                --------
GOVERNMENT SECURITIES SUBACCOUNT
  Qualified................................................      4,337            1.437            6,231
  Nonqualified.............................................     14,321            1.437           20,573
                                                                                                --------
                                                                                                  26,804
                                                                                                --------
SMALL CAP GROWTH SUBACCOUNT
  Qualified................................................      2,884            2.595            7,486
  Nonqualified.............................................      8,298            2.595           21,536
                                                                                                --------
                                                                                                  29,022
                                                                                                --------
          TOTAL PASSPORT CONTRACT OWNERS' EQUITY...........                                     $145,969
                                                                                                ========
DESTINATIONS CONTRACTS
INVESTORS FUND SERIES
HIGH YIELD SUBACCOUNT
  Qualified................................................        121            9.646            1,166
  Nonqualified.............................................        240            9.646            2,313
                                                                                                --------
                                                                                                   3,479
                                                                                                --------

                                                                                                CONTRACT
                                                                NUMBER           UNIT           OWNERS'
                                                               OF UNITS          VALUE           EQUITY
                                                               --------         -------         --------
GOVERNMENT SECURITIES SUBACCOUNT
  Qualified................................................         28          $10.332         $    293
  Nonqualified.............................................         49           10.332              504
                                                                                                --------
                                                                                                     797
                                                                                                --------
SMALL CAP GROWTH SUBACCOUNT
  Qualified................................................         34           11.070              378
  Nonqualified.............................................         72           11.070              795
                                                                                                --------
                                                                                                   1,173
                                                                                                --------
DREMAN HIGH RETURN EQUITY SUBACCOUNT
  Qualified................................................        221           10.491            2,318
  Nonqualified.............................................        297           10.491            3,118
                                                                                                --------
                                                                                                   5,436
                                                                                                --------

SCUDDER VARIABLE LIFE INVESTMENT FUNDS
GROWTH & INCOME SUBACCOUNT
  Qualified................................................         91            9.651              882
  Nonqualified.............................................         84            9.651              815
                                                                                                --------
                                                                                                   1,697
                                                                                                --------
INTERNATIONAL SUBACCOUNT
  Qualified................................................         26            9.837              258
  Nonqualified.............................................         62            9.837              611
                                                                                                --------
                                                                                                     869
                                                                                                --------
          TOTAL DESTINATIONS CONTRACT OWNERS' EQUITY.......                                     $ 13,451
                                                                                                ========

APPENDIX

STATE PREMIUM TAX CHART

                                                                                RATE OF TAX
                                                                    ------------------------------------
                                                                    QUALIFIED              NON-QUALIFIED
                                                                      PLANS                    PLANS
                               STATE                                ---------              -------------
    California..................................................       .50%                     2.35%*
    District of Columbia........................................      2.25%                     2.25%*
    Kentucky....................................................      2.00%*                    2.00%*
    Maine.......................................................        --                      2.00%
    Nevada......................................................        --                      3.50%*
    South Dakota................................................        --                      1.25%
    West Virginia...............................................      1.00%                     1.00%
    Wyoming.....................................................        --                      1.00%

     * Taxes become due when annuity benefits commence, rather than when the premiums are collected. At the time of annuitization, the premium tax payable will be charged against the Contract Value.

                                     PART C

                                OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS


(A) FINANCIAL STATEMENTS:


        (1) Financial Statements included in Part A of the Registration
           Statement:

           Kemper Investors Life Insurance Company and Subsidiaries

           Reports of Independent Public Accountants


           Kemper Investors Life Insurance Company and Subsidiaries Consolidated
            Balance Sheets, as of December 31, 1998 and 1997



           Kemper Investors Life Insurance Company and Subsidiaries Consolidated
            Statements of Operations, years ended December 31, 1998, 1997 and
            1996



           Kemper Investors Life Insurance Company and Subsidiaries Consolidated
            Statements of Comprehensive Income, years ended December 31, 1998, 1997 and 1996



           Kemper Investors Life Insurance Company and Subsidiaries Consolidated
            Statements of Stockholder's Equity, years ended December 31, 1998, 1997 and 1996



           Kemper Investors Life Insurance Company and Subsidiaries Consolidated
            Statements of Cash Flows, years ended December 31, 1998, 1997 and
            1996


           Notes to Consolidated Financial Statements


        (2) Financial Statements included in Part B of the Registration
           Statement:


           KILICO Variable Annuity Separate Account

              Reports of Independent Accountants


              Statement of Assets and Liabilities and Contract Owners' Equity as
                of December 31, 1998



              Statement of Operations for the Year Ended December 31, 1998



              Statements of Changes in Contract Owners' Equity for the Years
                Ended December 31, 1998 and 1997


              Notes to Financial Statements

(B) EXHIBITS:

   (4)1.1    A copy of resolution of the Board of Directors of Kemper
             Investors Life Insurance Company dated September 13, 1977.
   (4)1.2    A copy of Record of Action of Kemper Investors Life
             Insurance Company dated April 15, 1983.
      2.     Not Applicable.
   (3)3.1    Distribution Agreement between Investors Brokerage Services,
             Inc. and KILICO.
   (1)3.2    Addendum to Selling Group Agreement of Kemper Financial
             Services, Inc.
   (2)3.3    Selling Group Agreement of Investors Brokerage Services,
             Inc.
   (7)4.1    Form of Group Variable, Fixed and Market Value Adjusted
             Annuity Contract.
   (7)4.2    Form of Certificate to Group Variable, Fixed and Market
             Value Adjusted Annuity Contract.
   (7)4.3    Form of Individual Variable, Fixed and Market Value Adjusted
             Annuity Contract.
   (7)5.     Form of Application.
   (3)6. Kemper Investors Life Insurance Company articles of incorporation and by-laws.
      7.     Inapplicable.
   (2)8.1(a) Fund Participation Agreement among KILICO, Janus Aspen
             Series and Janus Capital Corporation.
   (5)8.1(b) Service Agreement between KILICO and Janus Capital
             Corporation.
   (8)8.2(a) Participation Agreement By and Among Kemper Investors Life
             Insurance Company and Warburg, Pincus Trust and Warburg
             Pincus Asset Management Inc. (f/k/a Warburg, Pincus
             Counsellors, Inc.) and Counsellors Securities, Inc.

   (6)8.2(b) Service Agreement between Warburg Pincus Asset Management
             Inc. (f/k/a Warburg Pincus Counsellors, Inc.) and Federal
             Kemper Life Assurance Company and Kemper Investors Life
             Insurance Company.
   (8)8.3    Fund Participation Agreement among KILICO, Investors Fund
             Series (formerly known as Kemper Investors Fund), Zurich
             Kemper Investments, Inc. and Kemper Distributors, Inc.
   (9)8.4(a) Participation Agreement between Kemper Investors Life
             Insurance Company and Scudder Variable Life Investment Fund.
   (9)8.4(b) Participating Contract and Policy Agreement between Kemper
             Investors Life Insurance Company and Scudder Kemper
             Investments, Inc.
   (9)8.4(c) Indemnification Agreement between Kemper Investors Life
             Insurance Company and Scudder Kemper Investments, Inc.
   (9)8.5    Participation Agreement Among Kemper Investors Life
             Insurance Company, PIMCO Variable Insurance Trust, and PIMCO
             Funds Distributors LLC.
   (9)8.6    Participation Agreement Among Templeton Variable Products
             Series Fund, Franklin Templeton Distributors, Inc. and
             Kemper Investors Life Insurance Company.
   (7)9.     Opinion and Consent of Counsel.
     10.1 Consents of PricewaterhouseCoopers LLP, independent accountants
     10.2    Consent of KPMG LLP, independent auditors
     11.     Inapplicable.
     12.     Inapplicable.
  (4)13.     Schedules for Computation of Performance Calculations.
     14.     Organizational Chart.
 (13)17.1    Schedule IV: Reinsurance (year ended December 31, 1998).
 (10)17.2    Schedule IV: Reinsurance (year ended December 31, 1997).
 (12)17.3    Schedule IV: Reinsurance (year ended December 31, 1996).
 (13)17.4    Schedule V: Valuation and qualifying accounts (year ended
             December 31, 1998).
 (10)17.5    Schedule V: Valuation and qualifying accounts (year ended
             December 31, 1997).
 (11)17.6    Schedule V: Valuation and qualifying accounts (year ended
             December 31, 1996).


---------------
 (1) Incorporated by reference to Post-Effective Amendment No. 22 to the Registration Statement on Form N-4 filed on or about April 27, 1995.

 (2) Incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement on Form N-4 filed on or about September 14, 1995.

 (3) Incorporated by reference to Exhibits filed with the Registration Statement on Form S-1 for KILICO (File No. 333-02491) filed on or about April 12, 1996.

 (4) Incorporated by reference to the Registration Statement on Form N-4 for the Registrant (File No. 333-22375) filed on or about February 26, 1997.

 (5) Incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-4 (File No. 2-72671) filed on or about April 28, 1997.

 (6) Incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form S-6 (File No. 33-79808) filed on or about April 30, 1997.

 (7) Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File No. 333-22375) filed on or about November 3, 1997.

 (8) Incorporated by reference to Amendment No. 3 to the Registration Statement on Form S-1 (File No. 333-22389) filed on or about April 8, 1998.


 (9) Incorporated by reference to Amendment No. 5 to the Registration Statement on Form S-1 (File No. 333-22389) filed on or about April 20, 1999.



(10) Incorporated by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form N-4 (File No. 33-43501) filed on or about April 16, 1998.

(11) Incorporated by reference to Amendment No. 2 to the Registration Statement on Form S-1 for KILICO (File No. 333-02491) filed on or about April 23, 1997.



(12) Incorporated by reference to Form 10-K for Kemper Investors Life Insurance Company for fiscal year ended December 31, 1996 filed on or about March 25, 1997.



(13) Incorporated by reference to Amendment No. 4 to the Registration Statement on Form S-1 for KILICO (File No. 333-02491) filed on or about April 20, 1999.



ITEM 25. DIRECTORS AND OFFICERS OF KEMPER INVESTORS LIFE INSURANCE COMPANY


          The directors and principal officers of KILICO are listed below together with their current positions. The address of each officer and director is 1 Kemper Drive, Long Grove, Illinois 60049.


                NAME                                       OFFICE WITH KILICO
                ----                                       ------------------
John B. Scott........................  President, Chief Executive Officer and Director
Frederick L. Blackmon................  Senior Vice President and Chief Financial Officer
Edward L. Robbins....................  Senior Vice President and Chief Actuary
James E. Hohmann.....................  Senior Vice President and Director
William H. Bolinder..................  Chairman of the Board and Director
David A. Bowers......................  Director
Loren J. Alter.......................  Director
Gunther Gose.........................  Director
Eliane C. Frye.......................  Executive Vice President and Director
Debra P. Rezabek.....................  Senior Vice President, General Counsel and Corporate
                                       Secretary
James C. Harkensee...................  Senior Vice President
Edward K. Loughridge.................  Senior Vice President and Corporate Development Officer
Kenneth M. Sapp......................  Senior Vice President
George Vlaisavljevich................  Senior Vice President
Russell M. Bostick...................  Senior Vice President and Chief Information Officer


ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE INSURANCE COMPANY OR REGISTRANT

          See Exhibit 14 for organizational charts of persons controlled or under common control with Kemper Investors Life Insurance Company.

          Investors Brokerage Services, Inc. and Investors Brokerage Services Insurance Agency, Inc. are wholly owned subsidiaries of KILICO.

ITEM 27. NUMBER OF CONTRACT OWNERS


          At March 31, 1999, the Registrant had approximately 1,648 qualified and non-qualified Kemper Destinations Contract Owners.



          At March 31, 1999, the Registrant had approximately 4 qualified and non-qualified Farmers Variable Annuity I Contract Owners.


ITEM 28. INDEMNIFICATION

          To the extent permitted by law of the State of Illinois and subject to all applicable requirements thereof, Article VI of the By-Laws of Kemper Investors Life Insurance Company ("KILICO") provides for the indemnification of any person against all expenses (including attorneys fees), judgments, fines, amounts paid in settlement and other costs actually and reasonably incurred by him in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative in which he is a party or is threatened to be made a party by reason of his being or having been a director, officer, employee or agent of KILICO, or serving or having served, at the request of KILICO, as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or by reason of his holding a fiduciary position in connection with the management or administration of retirement, pension, profit sharing or other benefit plans including, but not limited to, any fiduciary liability under the Employee Retirement Income Security Act of 1974 and any amendment thereof, if he acted in good faith and in a manner he reasonably believed to be in and not opposed to the best interests of KILICO, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of NOLO CONTENDERE or its equivalent, shall not, of itself, create a presumption that he did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of KILICO, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful. No indemnification shall be made in respect of any claim, issue or matter as to which a director or officer shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the company, unless and only to the extent that the court in which such action or suit was brought or other court of competent jurisdiction shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, he is fairly and reasonably entitled to indemnity for such expenses as the court shall deem proper.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, employees or agents of KILICO pursuant to the foregoing provisions, or otherwise, KILICO has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by KILICO of expenses incurred or paid by a director, officer, employee of agent of KILICO in the successful defense of any action, suit or proceeding) is asserted by such director, officer, employee or agent of KILICO in connection with variable annuity contracts, KILICO will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by KILICO is against public policy as expressed in that Act and will be governed by the final adjudication of such issue.

ITEM 29.(A) PRINCIPAL UNDERWRITER

          Investors Brokerage Services, Inc., a wholly owned subsidiary of Kemper Investors Life Insurance Company, acts as principal underwriter for KILICO Variable Annuity Separate Account, KILICO Variable Separate Account, KILICO Variable Separate Account-2, Kemper Investors Life Insurance Company Variable Annuity Account C and FKLA Variable Separate Account.

ITEM 29.(B) INFORMATION REGARDING PRINCIPAL UNDERWRITER, INVESTORS BROKERAGE SERVICES, INC.

          The address of each officer is 1 Kemper Drive, Long Grove, IL 60049.


                                                                        POSITION AND OFFICES
                            NAME                                          WITH UNDERWRITER
                            ----                                        --------------------
    John B. Scott.......................................  Chairman and Director
    Otis R. Heldman, Jr. ...............................  President and Director
    Michael A. Kelly....................................  Vice President
    David S. Jorgensen..................................  Vice President and Treasurer
    Debra P. Rezabek....................................  Secretary
    Frank J. Julian.....................................  Assistant Secretary
    Kenneth M. Sapp.....................................  Director
    Eliane C. Frye......................................  Director
    George Vlaisavljevich...............................  Director


ITEM 29.(C)

        Inapplicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

          Accounts, books and other documents required to be maintained by
     Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained by Kemper Investors Life Insurance Company at its home office at 1 Kemper Drive, Long Grove, Illinois 60049.

ITEM 31. MANAGEMENT SERVICES

        Inapplicable.

ITEM 32. UNDERTAKINGS AND REPRESENTATION

          a. Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen (16) months old for so long as payment under the variable annuity contracts may be accepted.

          b. Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or
     (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

          c. Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statement required to be made available under this Form promptly upon written or oral request.

REPRESENTATION REGARDING FEES AND CHARGES PURSUANT TO SECTION 26 OF THE INVESTMENT COMPANY ACT OF 1940

          Kemper Investors Life Insurance Company ("KILICO") represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by KILICO.

                                   SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, KILICO Variable Annuity Separate Account, has caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, in the City of Long Grove and State of Illinois on the 26th day of April, 1999.


                                         KILICO VARIABLE ANNUITY SEPARATE
                                         ACCOUNT
                                         (Registrant)
                                         By: Kemper Investors Life Insurance
                                         Company

                                         BY: /s/ JOHN B. SCOTT
                                           -------------------------------------
                                           John B. Scott, Chief Executive
                                             Officer and President

                                         KEMPER INVESTORS LIFE INSURANCE COMPANY
                                         (Depositor)

                                         BY: /s/ JOHN B. SCOTT

                                           -------------------------------------
                                           John B. Scott, Chief Executive
                                             Officer and President


As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following directors and principal officers of Kemper Investors Life Insurance Company in the capacities indicated on the 26th day of April, 1999.


                      SIGNATURE                                                  TITLE
                      ---------                                                  -----

/s/ JOHN B. SCOTT                                           Chief Executive Officer, President and Director
-----------------------------------------------------       (Principal Executive Officer)
John B. Scott

/s/ W. H. BOLINDER                                          Chairman of the Board and Director
-----------------------------------------------------
William H. Bolinder

/s/ FREDERICK L. BLACKMON                                   Senior Vice President and Chief Financial
-----------------------------------------------------       Officer
Frederick L. Blackmon                                       (Principal Financial Officer and
                                                            Principal Accounting Officer)

/s/ LOREN J. ALTER                                          Director
-----------------------------------------------------
Loren J. Alter

/s/ DAVID A. BOWERS                                         Director
-----------------------------------------------------
David A. Bowers

/s/ ELIANE C. FRYE                                          Director
-----------------------------------------------------
Eliane C. Frye

/s/ GUNTHER GOSE                                            Director
-----------------------------------------------------
Gunther Gose

/s/ JAMES E. HOHMANN                                        Director
-----------------------------------------------------
James E. Hohmann

                                 EXHIBIT INDEX


                                                                         SEQUENTIAL
EXHIBIT                                                                     PAGE
NUMBER                                TITLE                               NUMBER*
-------                               -----                              ----------
  10.1     Consents of PricewaterhouseCoopers LLP, independent
           accountants.................................................
  10.2     Consent of KPMG LLP, independent auditors...................
  14       Organizational Chart........................................